  As filed with the U.S. Securities and Exchange Commission on April 25, 2007
                          Registration No. 333-111383
                ----------------------------------------------
                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ------------------
                                    FORM N-6
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       POST EFFECTIVE AMENDMENT NO.4 [X]

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                              AMENDMENT NO. 29 [X]

                John Hancock Variable Life SEPARATE ACCOUNT UV
                           (Exact Name of Registrant)

                      John Hancock Life Insurance Company
                              (Name of Depositor)

                              197 Clarendon Street
                               Boston, MA 02117
         (Complete address of depositor's principal executive offices)

                  Depositor's Telephone Number: 617-572-6000
                              ------------------
                             JAMES C. HOODLET, ESQ.
                      John Hancock Life Insurance Company
                             U.S. Protection - LAW
                               JOHN HANCOCK PLACE
                                BOSTON, MA 02117
                (Name and complete address of agent for service)
                              ------------------
                                    Copy to:
                            THOMAS C. LAUERMAN, ESQ.
                                Jorden Burt LLP
                       1025 Thomas Jefferson Street, N.W.
                                 Suite 400 East
                          Washington, D.C. 20007-5208
                              ------------------
It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[ X ] on May 1, 2007 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485
[ ] on (date) pursuant to paragraph (a) (1) of Rule 485

If appropriate check the following box

[ ] this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

                          Prospectus dated May 1, 2007
                                for interests in
                              Separate Account UV

                       Interests are made available under

                      PERFORMANCE EXECUTIVE VARIABLE LIFE

     a flexible premium variable universal life insurance policy issued by

              JOHN HANCOCK LIFE INSURANCE COMPANY ("John Hancock")

The policy provides fixed account options with fixed rates of return declared by John Hancock
                     and the following investment accounts:

Science & Technology
Emerging Markets Value
Pacific Rim
Health Sciences
Emerging Growth
Small Cap Growth
Emerging Small Company
Small Cap
Small Cap Index
Dynamic Growth
Mid Cap Stock
Natural Resources
All Cap Growth
Financial Services
International Opportunities
International Small Cap
International Equity Index B
Overseas Equity
American International
International Value
International Core
Quantitative Mid Cap
Mid Cap Index
Mid Cap Intersection
Global
Capital Appreciation
American Growth

U.S. Global Leaders Growth
Quantitative All Cap
All Cap Core
Total Stock Market Index
Blue Chip Growth
U.S. Large Cap
Core Equity
Large Cap Value
Classic Value
Utilities
Real Estate Securities
Small Cap Opportunities
Small Cap Value
Small Company Value
Special Value
Mid Value
Mid Cap Value
Value
All Cap Value
Growth & Income
500 Index B
Fundamental Value
U.S. Core
Large Cap
Quantitative Value
American Growth-Income

Equity-Income
American Blue Chip Income and Growth
Income & Value
Managed
PIMCO VIT All Asset
Global Allocation
High Yield
U.S. High Yield Bond
Strategic Bond
Strategic Income
Global Bond
Investment Quality Bond
Total Return
American Bond
Real Return Bond
Bond Index B
Core Bond
Active Bond
U.S. Government Securities
Short-Term Bond
Money Market B
Lifestyle Aggressive
Lifestyle Growth
Lifestyle Balanced
Lifestyle Moderate
Lifestyle Conservative

                             * * * * * * * * * * * *

     Please note that the Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                            GUIDE TO THIS PROSPECTUS
This prospectus is arranged in the following way:

   . The first section is called "Summary of Benefits and Risks." It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.

   . Behind the Summary of Benefits and Risks section is a section called "Fee
    Tables" that describes the fees and expenses you will pay when buying, owning and surrendering the policy.

   . Behind the Fee Tables section is a section called "Detailed Information."
    This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.

   . Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the "SAI") and how the SAI, personalized illustrations and other information can be obtained.

Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you will receive the prospectuses for the underlying funds that we make available as investment options under the policies. The funds' prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as "feeder funds," the prospectus for the corresponding "master fund" is also provided. If you need to obtain additional copies of any of these documents, please contact your John Hancock representative or contact our Servicing Office at the address and telephone number on the back page of this product prospectus.

                               TABLE OF CONTENTS

                                                              Page No.
                                                             ---------
SUMMARY OF BENEFITS AND RISKS .........................       4
The nature of the policy ..............................       4
Summary of policy benefits ............................       4
   Death benefit ......................................       4
   Surrender of the policy ............................       4
   Partial withdrawals ................................       4
   Policy loans .......................................       4
   Optional benefit riders ............................       5
   Investment options .................................       5
Summary of policy risks ...............................       5
   Lapse risk .........................................       5
   Investment risk ....................................       5
   Transfer risk ......................................       5
   Market timing risk .................................       5
   Tax risks ..........................................       6
FEE TABLES ............................................       7
DETAILED INFORMATION ..................................      12
Table of Investment Options and Investment
   Subadvisers ........................................      12
Description of John Hancock ...........................      21
Description of John Hancock Variable Life
   Account UV .........................................      22
The fixed investment option ...........................      22
Premiums ..............................................      23
   Planned premiums ...................................      23
   Minimum premium payments ...........................      23
   Maximum premium payments ...........................      23
   Ways to pay premiums ...............................      23
   Processing premium payments ........................      23
Lapse and reinstatement ...............................      24
The death benefit .....................................      24
   Limitations on payment of death benefit ............      25
   Basic Sum Insured vs. Additional Sum Insured .......      25
   The minimum insurance amount .......................      25
   When the insured person reaches 100 ................      25
   Requesting an increase in coverage .................      26
   Requesting a decrease in coverage ..................      26
   Change of death benefit option .....................      26
   Effective date of certain policy transactions ......      26
   Tax consequences of coverage changes ...............      26
   Your beneficiary ...................................      26
   Ways in which we pay out policy proceeds ...........      26
   Changing a payment option ..........................      27
   Tax impact of payment option chosen ................      27
The account value .....................................      27
   Commencement of investment performance .............      27
   Allocation of future premium payments ..............      28
   Transfers of existing account value ................      28
   Dollar cost averaging ..............................      29
   Asset rebalancing ..................................      29
Surrender and partial withdrawals .....................      29
   Full surrender .....................................      29
   Partial withdrawals ................................      30
Policy loans ..........................................      30

                                                              Page No.
                                                             ---------

   Repayment of policy loans ..........................      30
   Effects of policy loans ............................      30
Description of charges at the policy level ............      31
   Deductions from premium payments ...................      31
   Deductions from account value ......................      31
   Additional information about how certain policy
      charges work ....................................      32
   Sales expenses and related charges .................      32
   Method of deduction ................................      32
   Reduced charges for eligible classes ...............      32
   Other charges we could impose in the future ........      32
Description of charges at the fund level ..............      32
Other policy benefits, rights and limitations .........      33
   Optional benefit riders you can add ................      33
   Variations in policy terms .........................      33
   Procedures for issuance of a policy ................      33
   Minimum initial premium ............................      33
   Commencement of insurance coverage .................      34
   Backdating .........................................      34
   Temporary coverage prior to policy delivery ........      34
   Monthly deduction dates ............................      34
   Changes that we can make as to your policy .........      34
   The owner of the policy ............................      35
   Policy cancellation right ..........................      35
   Reports that you will receive ......................      35
   Assigning your policy ..............................      35
   When we pay policy proceeds ........................      35
   General ............................................      35
   Delay to challenge coverage ........................      36
   Delay for check clearance ..........................      36
   Delay of separate account proceeds .................      36
   Delay of general account surrender proceeds ........      36
   How you communicate with us ........................      36
   General rules ......................................      36
   Telephone and facsimile transactions ...............      37
Distribution of policies ..............................      37
   Compensation .......................................      38
Tax considerations ....................................      38
   General ............................................      39
   Death benefit proceeds and other policy
      distributions ...................................      39
   Policy loans .......................................      40
   Diversification rules and ownership of the
      Account .........................................      40
   7-pay premium limit and modified endowment
      contract status .................................      41
   Corporate and H.R. 10 retirement plans .............      41
   Withholding ........................................      42
   Life insurance purchases by residents of Puerto
      Rico ............................................      42
   Life insurance purchases by non-resident aliens.....      42
Financial statements reference ........................      42
Registration statement filed with the SEC .............      42
Independent registered public accounting firm .........      42

                         SUMMARY OF BENEFITS AND RISKS

The nature of the policy

     The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary upon the death of the insured person (we call this the "death benefit") may be similarly affected. That's why the policy is referred to as a "variable" life insurance policy. We call the investments you make in the policy "premiums" or "premium payments." The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the Detailed Information section of this prospectus, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

     If the life insurance protection described in this prospectus is provided under a master group policy, the term "policy" as used in this prospectus refers to the certificate we issue and not to the master group policy.

Summary of policy benefits

Death benefit

     When the insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit (Option A and Option B). You choose which one you want in the application. The two death benefit options are:

   . Option A - The death benefit will equal the greater of (1) the Total Sum
    Insured, or (2) the minimum insurance amount (as described under "The minimum insurance amount" provision in the Detailed Information section of this prospectus).

   . Option B - The death benefit will equal the greater of (1) the Total Sum
    Insured plus your policy's account value on the date of death, or (2) the minimum insurance amount.

Surrender of the policy

     You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy debt. This is called your "surrender value." You must return your policy when you request a surrender.

     If you have not taken a loan on your policy, the "account value" of your policy will, on any given date, be equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all withdrawals you have made.

     If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed under "Policy loans."

Partial withdrawals

     You may make a partial withdrawal of your surrender value at any time. Generally, each withdrawal must be at least $1,000. There is a fee for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $50. Your account value is automatically reduced by the amount of the withdrawal and the charge. We reserve the right to refuse a partial withdrawal if it would reduce the surrender value or the Total Sum Insured below certain minimum amounts.

Policy loans

     You may borrow from your policy at any time by completing the appropriate form. The minimum amount of each loan is $1,000. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your account value, and may also result in adverse tax consequences.

Optional benefit riders

     When you apply for the policy, you can request any of the optional benefit riders that we make available. Charges for most riders will be deducted monthly from the policy's account value.

Investment options

     The policy offers a number of investment options, as listed on page 1 of this prospectus. These investment options are subaccounts of Separate Account UV (the "Account" or "Separate Account"), a separate account operated by us under Massachusetts law. They cover a broad spectrum of investment styles and strategies. Although the funds of the series funds that underlie those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. On the plus side, you can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund's value and create no taxable event for you. On the negative side, if and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.

Summary of policy risks

Lapse risk

     If the account value of your policy is insufficient to pay the charges when due, your policy can terminate (i.e. "lapse"). This can happen because you haven`t paid enough premiums or because the investment performance of the investment options you've chosen has been poor or because of a combination of both factors. You'll be given a "grace period" within which to make additional premium payments to keep the policy in effect. If lapse occurs, you'll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

     Since withdrawals reduce your account value, withdrawals increase the risk of lapse. Loans also increase the risk of lapse.

Investment risk

     As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you've chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the Series Funds.

Transfer risk

     There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account are more restrictive than those that apply to transfers out of investment accounts.

Market timing risk

     Variable investment options in variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment options on a daily basis and allow transfers among variable investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by frequent transfer activity since such activity may expose the investment option's underlying fund to increased portfolio transaction costs and/or disrupt the fund manager's ability to effectively manage the fund's investment portfolio in accordance with the fund's investment objectives and policies, both of which may result in dilution with respect to interests held for long-term investment.

     To discourage disruptive frequent trading activity, we impose restrictions on transfers (see "Transfers of existing account value") and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges (see "How you communicate with us"). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:
(i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain investment accounts. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying fund.

     While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

Tax risks

     Life insurance death benefits are ordinarily not subject to income tax. In general, you will be taxed on the amount of lifetime distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes.

     In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code (the "Code"), your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called "7 pay limit" that limits the amount of premium that can be paid in relation to the policy's death benefit. If the limit is violated, the policy will be treated as a "modified endowment contract," which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the "investor control rules" that determine whether you would be treated as the "owner" of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called "inside build-up" that is a major benefit of life insurance.

     There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

     Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

                                   FEE TABLES
     This section contains five tables that describe all of the fees and expenses that you will pay when buying and owning the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

     The first table below describes the fees and expenses that you will pay at the time that you pay a premium, make a partial withdrawal, increase your insurance coverage, or transfer account value between investment options.

                                    Transaction Fees
               Charge                                 When Charge is Deducted
 Maximum premium charge                   Upon payment of premium
 Maximum partial withdrawal charge        Upon making a partial withdrawal
 Maximum transfer charge                  Upon each transfer into or out of a variable
                                          investment option beyond an annual limit of
                                          not less than 12
 Maximum increase in Basic Sum            Upon increase in the Basic Sum Insured after
 Insured charge                           issue

               Charge                                 Amount Deducted
 Maximum premium charge                   10% of each premium paid
 Maximum partial withdrawal charge        Lesser of 2% of withdrawal amount or
                                          $50
 Maximum transfer charge                  $25 (currently $0)(1)
 Maximum increase in Basic Sum            $25.18 per $1,000 of increase in Basic
 Insured charge                           Sum Insured

(1) This charge is not currently imposed, but we reserve the right to do so in the policy.

     The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the fund level. Except for the Enhanced Cash Value Rider charge, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.

     Periodic Charges Other Than Fund Operating Expenses
                                           When Charge is
             Charge                           Deducted
 Cost of insurance charge:(1)
  Minimum charge                      Monthly
  Maximum charge                      Monthly
  Charge for representative           Monthly
  insured person
 Issue charge:(2)
  Minimum charge                      Monthly
  Maximum charge                      Monthly
  Charge for representative           Monthly
  insured person
 Maximum administrative charge        Monthly
 Asset-based risk charge(3)           Monthly
 Maximum policy loan interest         Accrues daily, payable
 rate(4)                              annually

                                                                    Amount Deducted
             Charge                             Guaranteed Rate                           Current Rate
 Cost of insurance charge:(1)
  Minimum charge                      $0.09 per $1,000 of AAR                  $0.02 per $1,000 of AAR
  Maximum charge                      $83.33 per $1,000 of AAR                 $83.33 per $1,000 of AAR
  Charge for representative           $ 0.38 per $1,000 of AAR                 $ 0.07 per $1,000 of AAR
  insured person
 Issue charge:(2)
  Minimum charge                      $0.15 per $1,000 of Basic Sum            $0.15 per $1,000 of Basic Sum
                                      Insured at issue                         Insured at issue
  Maximum charge                      $1.80 per $1,000 of Basic Sum            $1.80 per $1,000 of Basic Sum
                                      Insured at issue                         Insured at issue
  Charge for representative           $0.47 per $1,000 of Basic Sum            $0.47 per $1,000 of Basic Sum
  insured person                      Insured at issue                         Insured at issue
 Maximum administrative charge        $15                                      $  9
 Asset-based risk charge(3)           .04% of account value in policy          .03% of account value in policy
                                      years 1-10                               years 1-10
                                      .01% of account value in policy          .01% of account value in policy
                                      year 11 and thereafter                   year 11 and thereafter
 Maximum policy loan interest         3.75%                                    3.75%
 rate(4)

(1) The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or "AAR") by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The "minimum" rate shown in the table is the rate in the first policy year for a policy issued to cover a 20 year old female super preferred underwriting risk. The "maximum" rate shown in the table at both guaranteed and current rates is the rate in the first policy year for a policy issued to cover a 90 year old male substandard tobacco underwriting risk. This includes the so-called "extra mortality charge." The "representative insured person" referred to in the table is a 45 year old male standard non-tobacco underwriting risk with a policy in the first policy year. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your John Hancock representative.

(2) This charge is determined by multiplying the Basic Sum Insured at issue by the applicable rate. The rates vary by the sex and issue age of the insured person. The "minimum" rate shown in the table is for a 15 year old female. The "maximum" rate shown in the table is for a 90 year old male. The "representative insured person" referred to in the table is a 45 year old male.

(3) This charge only applies to that portion of account value held in the variable investment options. The charge does not apply to any fixed investment option.

(4) 3.75% is the maximum effective annual interest rate we can charge and applies only during policy years 1-10. The effective annual interest rate is 3.50% for policy years 11-20 and 3.25% thereafter. The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate of 3.0%. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

                          Rider Charges
                                                   When Charge is
                   Charge                             Deducted
 Enhanced Cash Value Rider                        Upon payment
                                                  of premium
 Disability Waiver of Charges Rider:(2)
  Minimum charge                                  Monthly
  Maximum charge                                  Monthly
  Charge for representative insured person        Monthly
 Disability Payment of Specified Premium
 Rider:(3)
  Minimum charge                                  Monthly
  Maximum charge                                  Monthly
  Charge for representative insured person        Monthly

                   Charge                                               Amount Deducted
 Enhanced Cash Value Rider                        1% of all Qualifying Premiums paid in policy years 1-8(1)
 Disability Waiver of Charges Rider:(2)
  Minimum charge                                  5.62% of all other monthly charges
  Maximum charge                                  20.38% of all other monthly charges
  Charge for representative insured person        6.69% of all other monthly charges
 Disability Payment of Specified Premium
 Rider:(3)
  Minimum charge                                  $15.90 per $1,000 of Specified Premium
  Maximum charge                                  $198.67 per $1,000 of Specified Premium
  Charge for representative insured person        $51.66 per $1,000 of Specified Premium

(1) The "Qualifying Premium" for each policy year is the lesser of the premiums actually paid in the policy year and the Limiting Premium for that policy year. The "Limiting Premium" for each policy year is determined at the time the rider is issued and will appear in the "Policy Specifications" section of the policy.

(2) The charge for this rider is determined by multiplying the total of all monthly charges (other than the charge for the rider) by the applicable rate. The rates vary by the issue age and the disability insurance risk characteristics of the insured person. The "minimum" rate shown in the table is for a 15 year old standard or preferred underwriting risk. The "maximum" rate shown in the table is for a 55 year old substandard underwriting risk. The "representative insured person" referred to in the table is a 45 year old standard or preferred underwriting risk.

(3) The charge for this rider is determined by multiplying the Specified Premium by the applicable rate. The rates vary by the sex, issue age and the disability insurance risk characteristics of the insured person. The "minimum" rate shown in the table is for a 15 year old male standard non-tobacco underwriting risk. The "maximum" rate shown in the table is for a 54 year old female substandard tobacco underwriting risk. The "representative insured person" referred to in the table is a 45 year old male standard non-tobacco underwriting risk.

     The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

            Total Annual Portfolio Operating Expenses                   Minimum        Maximum
 Range of expenses, including management fees, distribution and/
                                                                       0.49%          1.49%
 or service (12b-1) fees, and other expenses

     The next table describes the fees and expenses for each class of shares of each portfolio underlying a variable investment option offered through this prospectus. None of the portfolios charge a sales load or surrender fee. The fees and expenses do not reflect the fees and expenses of any variable insurance contract or qualified plan which may use the portfolio as its underlying investment medium. Except for the American International, American Growth, American Growth-Income, American Blue Chip Income and Growth, American Bond and PIMCO VIT All Asset portfolios, all of the portfolios shown in the table are NAV class shares that are not subject to Rule 12b-1 fees. Except as indicated in the footnotes appearing at the end of the table, the expense ratios are based upon the portfolio's actual expenses for the year ended December 31, 2006.

     Portfolio Annual Expenses
(as a percentage of portfolio average net assets, rounded to two decimal places)

                                                 Management        12b-1          Other              Total
Portfolio                                           Fees            Fees        Expenses        Annual Expenses
------------------------------------------      ------------      -------      ----------      ----------------
 Science & TechnologyA ...................      1.05%             0.00%        0.10%           1.15%
 Emerging Markets ValueC .................      0.96%             0.00%        0.16%           1.12%
 Pacific Rim .............................      0.80%             0.00%        0.21%           1.01%
 Health SciencesA ........................      1.05%             0.00%        0.09%           1.14%
 Emerging GrowthB ........................      0.80%             0.00%        0.69%           1.49%
 Small Cap Growth ........................      1.07%             0.00%        0.08%           1.15%
 Emerging Small CompanyD .................      0.97%             0.00%        0.06%           1.03%
 Small Cap ...............................      0.85%             0.00%        0.05%           0.90%
 Small Cap Index .........................      0.48%             0.00%        0.04%           0.52%
 Dynamic GrowthD .........................      0.90%             0.00%        0.06%           0.96%
 Mid Cap Stock ...........................      0.84%             0.00%        0.04%           0.88%
 Natural Resources .......................      1.00%             0.00%        0.06%           1.06%
 All Cap Growth ..........................      0.85%             0.00%        0.05%           0.90%
 Financial Services ......................      0.82%             0.00%        0.04%           0.86%
 International Opportunities .............      0.89%             0.00%        0.11%           1.00%
 International Small Cap .................      0.92%             0.00%        0.19%           1.11%
 International Equity Index BB/E .........      0.54%             0.00%        0.04%           0.58%
 Overseas EquityD ........................      0.99%             0.00%        0.13%           1.12%
 American InternationalF .................      0.50%             0.60%        0.08%           1.18%
 International Value .....................      0.82%             0.00%        0.11%           0.93%
 International Core ......................      0.89%             0.00%        0.10%           0.99%
 Quantitative Mid Cap ....................      0.74%             0.00%        0.13%           0.87%
 Mid Cap Index ...........................      0.48%             0.00%        0.04%           0.52%
 Mid Cap IntersectionC ...................      0.87%             0.00%        0.07%           0.94%
 GlobalB .................................      0.82%             0.00%        0.14%           0.96%
 Capital Appreciation ....................      0.75%             0.00%        0.03%           0.78%
 American GrowthF ........................      0.32%             0.60%        0.05%           0.97%
 U.S. Global Leaders Growth ..............      0.69%             0.00%        0.03%           0.72%
 Quantitative All Cap ....................      0.71%             0.00%        0.05%           0.76%
 All Cap Core ............................      0.78%             0.00%        0.05%           0.83%
 Total Stock Market Index ................      0.49%             0.00%        0.03%           0.52%
 Blue Chip GrowthA .......................      0.81%             0.00%        0.02%           0.83%
 U.S. Large Cap ..........................      0.83%             0.00%        0.04%           0.87%
 Core Equity .............................      0.78%             0.00%        0.05%           0.83%
 Large Cap ValueD ........................      0.82%             0.00%        0.06%           0.88%
 Classic Value ...........................      0.80%             0.00%        0.11%           0.91%
 Utilities ...............................      0.83%             0.00%        0.12%           0.95%
 Real Estate Securities ..................      0.70%             0.00%        0.03%           0.73%
 Small Cap Opportunities .................      0.99%             0.00%        0.03%           1.02%

                                                     Management       12b-1          Other              Total
Portfolio                                               Fees           Fees        Expenses        Annual Expenses
----------------------------------------------      -----------      -------      ----------      ----------------
 Small Cap Value .............................      1.06%            0.00%        0.05%           1.11%
 Small Company ValueA ........................      1.02%            0.00%        0.04%           1.06%
 Special ValueD/E ............................      0.97%            0.00%        0.07%           1.04%
 Mid ValueA ..................................      0.98%            0.00%        0.08%           1.06%
 Mid Cap Value ...............................      0.86%            0.00%        0.04%           0.90%
 Value .......................................      0.74%            0.00%        0.05%           0.79%
 All Cap Value ...............................      0.82%            0.00%        0.05%           0.87%
 Growth & Income .............................      0.67%            0.00%        0.01%           0.68%
 500 Index BB ................................      0.46%            0.00%        0.03%           0.49%
 Fundamental Value ...........................      0.77%            0.00%        0.04%           0.81%
 U.S. Core ...................................      0.76%            0.00%        0.06%           0.82%
 Large CapD ..................................      0.72%            0.00%        0.04%           0.76%
 Quantitative Value ..........................      0.68%            0.00%        0.05%           0.73%
 American Growth-IncomeF .....................      0.27%            0.60%        0.04%           0.91%
 Equity-IncomeA ..............................      0.81%            0.00%        0.03%           0.84%
 American Blue Chip Income & GrowthF .........      0.42%            0.60%        0.05%           1.07%
 Income & Value ..............................      0.79%            0.00%        0.07%           0.86%
 Managed .....................................      0.69%            0.00%        0.03%           0.72%
 PIMCO VIT All AssetG ........................      0.79%            0.25%        0.45%           1.49%
 Global Allocation ...........................      0.85%            0.00%        0.13%           0.98%
 High Yield ..................................      0.66%            0.00%        0.05%           0.71%
 U.S. High Yield Bond ........................      0.73%            0.00%        0.06%           0.79%
 Strategic Bond ..............................      0.68%            0.00%        0.07%           0.75%
 Strategic Income ............................      0.71%            0.00%        0.10%           0.81%
 Global Bond .................................      0.70%            0.00%        0.10%           0.80%
 Investment Quality Bond .....................      0.60%            0.00%        0.07%           0.67%
 Total Return ................................      0.70%            0.00%        0.06%           0.76%
 American BondF ..............................      0.41%            0.60%        0.04%           1.05%
 Real Return BondH ...........................      0.70%            0.00%        0.07%           0.77%
 Bond Index BB ...............................      0.47%            0.00%        0.06%           0.53%
 Core Bond ...................................      0.67%            0.00%        0.12%           0.79%
 Active Bond .................................      0.60%            0.00%        0.04%           0.64%
 U.S. Government SecuritiesD .................      0.61%            0.00%        0.08%           0.69%
 Short-Term Bond .............................      0.58%            0.00%        0.04%           0.62%
 Money Market BB .............................      0.50%            0.00%        0.01%           0.51%
 Lifestyle AggressiveE .......................      0.94%            0.00%        0.02%           0.96%
 Lifestyle GrowthE ...........................      0.91%            0.00%        0.01%           0.92%
 Lifestyle BalancedE .........................      0.88%            0.00%        0.01%           0.89%
 Lifestyle ModerateE .........................      0.85%            0.00%        0.02%           0.87%
 Lifestyle ConservativeE .....................      0.82%            0.00%        0.02%           0.84%

A The portfolio manager has voluntarily agreed to waive a portion of its management fee for the Health Sciences, Blue Chip Growth, Mid Value, Small Company Value, Science & Technology, and Equity-Income portfolios. This waiver is based on the combined average daily net assets of these portfolios and the following funds of John Hancock Funds II: Health Sciences, Blue Chip Growth, Mid Value, Small Company Value, Science & Technology and Equity-Income Fund (collectively, the "T. Rowe Portfolios"). The fees shown do not reflect the waiver. For more information, please refer to the prospectus for the underlying portfolios.

The percentage reduction will be as follows:

Combined Average Daily Net                            Fee Reduction
Assets of the T. Rowe Portfolios         (as a percentage of the management fee)
----------------------------------      ----------------------------------------

  First $750 million..............                       0.00%

Combined Average Daily Net                            Fee Reduction
Assets of the T. Rowe Portfolios         (as a percentage of the management fee)
----------------------------------      ----------------------------------------

  Next $750 million...............                         5.0%
  Next $1.5 billion...............                         7.5%
  Over $3 billion.................                        10.0%

This voluntary fee waiver may be terminated at any time by T. Rowe Price.

B The portfolio manager for these portfolios has agreed with the John Hancock Trust to waive its management fee (or, if necessary, to reimburse expenses of the portfolio) to the extent necessary to limit the portfolio's "Total Annual Expenses." A portfolio's "Total Annual Expenses" includes all of its operating expenses including management fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the portfolio not incurred in the ordinary course of the portfolio's business. Under the agreement, the portfolio manager's obligation will remain in effect until May 1, 2008 and will terminate after that date only if the John Hancock Trust, without the prior consent of the portfolio manager, sells shares of the portfolio to (or has shares of the portfolio held by) any person or entity other than the variable life insurance or variably annuity separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement. The fees shown do not reflect this waiver. If this fee waiver had been reflected, the management fee shown for the International Equity Index B, 500 Index B, Bond Index B, Emerging Growth, Money Market B, and Global portfolios would be 0.31%, 0.22%, 0.19%, 0.36%, 0.27%, and 0.82% respectively, and the Total Annual Expenses shown would be 0.35%, 0.25%, 0.25%, 1.05%, 0.28%, and 0.96% respectively.

C For portfolios that had not started operations or had operations of less than six months as of December 31, 2006, expenses are based on estimates of expenses that are expected to be incurred over the next year.

D The management fees were changed during the fiscal year ending in 2006. The rates shown reflect what the management fees and total annual expenses would have been during fiscal year 2006 had the new rates been in effect for the entire year.

E The "Management Fees" include fees and expenses incurred indirectly by a portfolio as a result of its investment in another investment company (each, an "Acquired Fund"). The "Total Annual Expenses" shown may not correlate to the portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the John Hancock Trust prospectus, which does not include Acquired Fund fees and expenses. Acquired Fund fees and expenses are estimated, not actual, amounts based on the portfolio's current fiscal year. If these expenses had not been reflected, the "Management Fees" for the International Equity Index B and Special Value portfolios would be 0.53% and 0.95%, respectively, the "Management Fees" for each of the Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth, and Lifestyle Moderate portfolios would be 0.04%, and "Total Annual Expenses" shown for the portfolios would be 0.57%, 1.02%, 0.06, 0.05%, 0.06%, 0.05%, and 0.06%, respectively.

F The portfolio manager for these portfolios is waiving a portion of its management fee. The fees shown do not reflect the waiver. For more information please refer to the prospectus for the underlying portfolios.

G "Other Expenses" for the PIMCO VIT All Asset portfolio reflect an administrative fee of 0.25% and a service fee of 0.20%. "Management Fees" include fees and expenses incurred indirectly by the portfolio as a result of its investment in another investment management company (each an "Acquired Fund"). For more information please refer to the prospectus for the underlying portfolio.

H The portfolio manager has voluntarily agreed to waive a portion of its management fee. This waiver is based on the combined average daily net assets of the Real Return Bond series of the John Hancock Trust and the Real Return Bond series of John Hancock Funds II. The reduced management fee would be 0.65% of aggregate net assets over $1 billion. This voluntary fee waiver may be terminated at any time. The fees shown do not reflect this waiver. For more information, please refer to the prospectus for the underlying portfolio.

                              DETAILED INFORMATION
     This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.

Table of Investment Options and Investment Subadvisers

     When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the "Trust") (or the PIMCO Variable Insurance Trust (the "PIMCO Trust") with respect to the All Asset portfolio) and hold the shares in a subaccount of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio's average net assets for 2006, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

     The John Hancock Trust and the PIMCO Trust are so-called "series" type mutual funds and each is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS") provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust's portfolios. We and our affiliate own JHIMS and indirectly benefit from any investment management fees JHIMS retains. The All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO") and pays investment management fees to PIMCO.

     Each of the American Blue Chip Income and Growth, American Bond, American Growth-Income, American Growth, and American International portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust and are subject to a 0.60% 12b-1 fee. The American Growth, American International, American Growth-Income, American Blue Chip Income and Growth and American Bond portfolios operate as "feeder funds," which means that the portfolio does not buy investment securities directly. Instead, it invests in a "master fund" which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds.

     The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio's assets for the services we or our affiliates provide to that portfolio. In addition, compensation payments of up to 0.45% of assets may be made by a portfolio's investment advisers or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the "American" portfolios of the Trust for the marketing support services it provides. Any of these compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

     The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investment in the portfolio in the prospectus for that portfolio. You should read the portfolio's prospectus carefully before investing in the corresponding variable investment option.

     The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

     The portfolios available under the policies are as follows:

 Portfolio                      Portfolio Manager
=========================      ====================================
 Science & Technology          T. Rowe Price Associates, Inc. and
                               RCM Capital Management LLC
 Emerging Markets Value         Dimensional Fund Advisors
 Pacific Rim                   MFC Global Investment
                               Management (U.S.A.) Limited
 Health Sciences                T. Rowe Price Associates, Inc.
 Emerging Growth               MFC Global Investment
                               Management (U.S.), LLC
 Small Cap Growth               Wellington Management Company,
                               LLP
 Emerging Small Company        RCM Capital Management LLC
 Small Cap                      Independence Investments LLC
 Small Cap Index               MFC Global Investment
                               Management (U.S.A.) Limited
 Dynamic Growth                 Deutsche Investment Management
                               Americas, Inc.
 Mid Cap Stock                 Wellington Management Company,
                               LLP
 Natural Resources              Wellington Management Company,
                               LLP

 Portfolio                      Investment Description
=========================      ===============================================================
 Science & Technology          Seeks long-term growth of capital by investing, under
                               normal market conditions, at least 80% of its net assets
                               (plus any borrowings for investment purposes) in common
                               stocks of companies expected to benefit from the
                               development, advancement, and use of science and
                               technology. Current income is incidental to the portfolio's objective.
 Emerging Markets Value         Seeks long-term capital appreciation by investing at least
                               80% of its net assets in companies associated with
                               emerging markets.
 Pacific Rim                   Seeks long-term growth of capital by investing in a
                               diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations
                               domiciled in countries in the Pacific Rim region.
 Health Sciences                Seeks long-term capital appreciation by investing, under
                               normal market conditions, at least 80% of its net assets
                               (plus any borrowings for investment purposes) in common
                               stocks of companies engaged in the research, development,
                               production, or distribution of products or services related to health care, medicine, or the life sciences.
 Emerging Growth               Seeks superior long-term rates of return through capital
                               appreciation by investing, under normal circumstances,
                               primarily in high quality securities and convertible
                               instruments of small-cap U.S. companies.
 Small Cap Growth               Seeks long-term capital appreciation by investing, under
                               normal market conditions, primarily in small-cap
                               companies that are believed to offer above average potential for growth in revenues and earnings.
 Emerging Small Company        Seeks long-term growth of capital by investing, under
                               normal market conditions, at least 80% of its net assets
                               (plus any borrowings for investment purposes) in common
                               stock equity securities of companies with market
                               capitalizations that approximately match the range of
                               capitalization of the Russell 2000 Index* at the time of
                               purchase.
 Small Cap                      Seeks maximum capital appreciation consistent with
                               reasonable risk to principal by investing, under normal
                               market conditions, at least 80% of its net assets in equity securities of companies whose market capitalization is
                               under $2 billion.
 Small Cap Index               Seeks to approximate the aggregate total return of a small-
                               cap U.S. domestic equity market index by attempting to
                               track the performance of the Russell 2000 Index.*
 Dynamic Growth                 Seeks long-term growth of capital by investing in stocks
                               and other equity securities of medium-sized U.S. companies with strong growth potential.
 Mid Cap Stock                 Seeks long-term growth of capital by investing primarily in equity securities of mid-size companies with significant
                               capital appreciation potential.
 Natural Resources              Seeks long-term total return by investing, under normal
                               market conditions, primarily in equity and equity-related
                               securities of natural resource-related companies worldwide.

 Portfolio                            Portfolio Manager
===============================      ==================================
 All Cap Growth                      AIM Capital Management, Inc.
 Financial Services                   Davis Selected Advisers, L.P.
 International Opportunities         Marsico Capital Management, LLC
 International Small Cap              Templeton Investment Counsel,
                                     LLC
 International Equity Index B        SSgA Funds Management, Inc.
 Overseas Equity                      Capital Guardian Trust Company
 American International              Capital Research Management
                                     Company (adviser to the American
                                     Funds Insurance Series)
 International Value                  Templeton Investment Counsel,
                                     LLC
 International Core                  Grantham, Mayo, Van Otterloo &
                                     Co. LLC

 Portfolio                            Investment Description
===============================      ===============================================================
 All Cap Growth                      Seeks long-term capital appreciation by investing the
                                     portfolio's assets, under normal market conditions,
                                     principally in common stocks of companies that are likely
                                     to benefit from new or innovative products, services or
                                     processes, as well as those that have experienced above
                                     average, long-term growth in earnings and have excellent
                                     prospects for future growth.
 Financial Services                   Seeks growth of capital by investing primarily in common
                                     stocks of financial companies. During normal market
                                     conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) are invested in
                                     companies that are principally engaged in financial
                                     services.
 International Opportunities         Seeks long-term growth of capital by investing, under
                                     normal market conditions, at least 65% of its assets in
                                     common stocks of foreign companies that are selected for
                                     their long-term growth potential. The portfolio may invest in companies of any size throughout the world. The
                                     portfolio normally invests in issuers from at least three
                                     different countries not including the U.S. The portfolio may invest in common stocks of companies operating in
                                     emerging markets.
 International Small Cap              Seeks capital appreciation by investing primarily in the
                                     common stock of companies located outside the U.S.,
                                     which have total stock market capitalization or annual
                                     revenues of $4 billion or less.
 International Equity Index B        Seeks to track the performance of broad-based equity
                                     indices of foreign companies in developed and emerging
                                     markets by attempting to track the performance of the
                                     MSCI All Country World ex-US Index*. (Series I shares
                                     are available for sale to contracts purchased prior to May
                                     13, 2002; Series II shares are available for sale to contracts purchased on or after May 13, 2002).
 Overseas Equity                      Seeks long-term capital appreciation by investing, under
                                     normal conditions, at least 80% of its assets in equity
                                     securities of a diversified mix of large established and
                                     medium-sized foreign companies located primarily in
                                     developed countries and, to a lesser extent, in emerging
                                     markets.
 American International              Seeks to make the shareholders' investment grow by
                                     investing all of its assets in the master fund, Class 2 shares of the International Fund, a series of American Funds
                                     Insurance Series. The International Fund invests primarily in common stocks of companies located outside the United
                                     States.
 International Value                  Seeks long-term growth of capital by investing, under
                                     normal market conditions, primarily in equity securities of companies located outside the U.S., including emerging
                                     markets.
 International Core                  Seeks high total return by investing typically in a
                                     diversified portfolio of equity investments from developed markets other than the U.S.

 Portfolio                          Portfolio Manager
=============================      ====================================
 Quantitative Mid Cap              MFC Global Investment
                                   Management (U.S.A.) Limited
 Mid Cap Index                      MFC Global Investment
                                   Management (U.S.A.) Limited
 Mid Cap Intersection              Wellington Management Company,
                                   LLP
 Global                             Templeton Global Advisors Limited
 Capital Appreciation              Jennison Associates LLC
 American Growth                    Capital Research Management
                                   Company (adviser to the American
                                   Funds Insurance Series)
 U.S. Global Leaders Growth        Sustainable Growth Advisers, L.P.
 Quantitative All Cap               MFC Global Investment
                                   Management (U.S.A.) Limited
 All Cap Core                      Deutsche Investment Management
                                   Americas Inc.
 Total Stock Market Index           MFC Global Investment
                                   Management (U.S.A.) Limited
 Blue Chip Growth                  T. Rowe Price Associates, Inc.

 Portfolio                          Investment Description
=============================      ================================================================
 Quantitative Mid Cap              Seeks long-term growth of capital by investing, under
                                   normal market conditions, at least 80% of its total assets
                                   (plus any borrowings for investment purposes) in U.S. mid-
                                   cap stocks, convertible preferred stocks, convertible bonds and warrants.
 Mid Cap Index                      Seeks to approximate the aggregate total return of a mid-
                                   cap U.S. domestic equity market index by attempting to
                                   track the performance of the S&P Mid Cap 400 Index*.
 Mid Cap Intersection              Seeks long-term growth of capital by investing in equity
                                   securities of medium size companies with significant
                                   capital appreciation potential.
 Global                             Seeks long-term capital appreciation by investing, under
                                   normal market conditions, at least 80% of its net assets
                                   (plus any borrowings for investment purposes) in equity
                                   securities of companies located anywhere in the world,
                                   including emerging markets.
 Capital Appreciation              Seeks long-term capital growth by investing at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the
                                   subadviser believes have above-average growth prospects.
                                   These companies are generally medium-to-large
                                   capitalization companies.
 American Growth                    Seeks to make the shareholders' investment grow by
                                   investing all of its assets in the master fund, Class 2 shares of the Growth Fund, a series of American Funds Insurance
                                   Series. The Growth Fund invests primarily in common
                                   stocks of companies that appear to offer superior
                                   opportunities for growth of capital. The Growth Fund may
                                   also invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. and Canada and not
                                   included in the S&P 500 Index*.
 U.S. Global Leaders Growth        Seeks long-term growth of capital by investing, under
                                   normal market conditions, primarily in common stocks of
                                   "U.S. Global Leaders".
 Quantitative All Cap               Seeks long-term growth of capital by investing, under
                                   normal circumstances, primarily in equity securities of U.S.
                                   companies. The portfolio will generally focus on equity
                                   securities of U.S. companies across the three market
                                   capitalization ranges of large, mid and small.
 All Cap Core                      Seeks long-term growth of capital by investing primarily in common stocks and other equity securities within all asset classes (small, mid and large cap) of those within the
                                   Russell 3000 Index*.
 Total Stock Market Index           Seeks to approximate the aggregate total return of a broad
                                   U.S. domestic equity market index by attempting to track
                                   the performance of the Dow Jones Wilshire 5000 Index*.
 Blue Chip Growth                  Seeks to achieve long-term growth of capital (current
                                   income is a secondary objective) by investing, under
                                   normal market conditions, at least 80% of the portfolio's
                                   total assets in the common stocks of large and medium-
                                   sized blue chip growth companies.

 Portfolio                       Portfolio Manager
==========================      ==================================
 U.S. Large Cap                 Capital Guardian Trust Company
 Core Equity                     Legg Mason Capital Management,
                                Inc.
 Large Cap Value                Blackrock Investment Management,
                                LLC
 Classic Value                   Pzena Investment Management,
                                LLC
 Utilities                      Massachusetts Financial Services
                                Company
 Real Estate Securities          Deutsche Investment Management
                                Americas, Inc.
 Small Cap Opportunities        Munder Capital Management
 Small Cap Value                 Wellington Management Company,
                                LLP
 Small Company Value            T. Rowe Price Associates, Inc.
 Special Value                   ClearBridge Advisors, LLC

 Portfolio                       Investment Description
==========================      ===============================================================
 U.S. Large Cap                 Seeks long-term growth of capital and income by investing
                                the portfolio's assets, under normal market conditions,
                                primarily in equity and equity-related securities of
                                companies with market capitalization greater than $500
                                million.
 Core Equity                     Seeks long-term capital growth by investing, under normal
                                market conditions, primarily in equity securities that, in the subadviser's opinion, offer the potential for capital growth.
                                The subadviser seeks to purchase securities at large
                                discounts to the subadviser's assessment of their intrinsic value.
 Large Cap Value                Seeks long-term growth of capital by investing, under
                                normal market conditions, primarily in a diversified
                                portfolio of equity securities of large-cap companies
                                located in the U.S.
 Classic Value                   Seeks long-term growth of capital by investing, under
                                normal market conditions, at least 80% of its net assets in domestic equity securities.
 Utilities                      Seeks capital growth and current income (income above
                                that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity and debt securities of
                                domestic and foreign companies in the utilities industry.
 Real Estate Securities          Seeks to achieve a combination of long-term capital
                                appreciation and current income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies.
 Small Cap Opportunities        Seeks long-term capital appreciation by investing, under
                                normal circumstances, at least 80% of its assets in equity securities of companies with market capitalizations within the range of the companies in the Russell 2000 Index*.
 Small Cap Value                 Seeks long-term capital appreciation by investing, under
                                normal market conditions, at least 80% of its assets in
                                small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital
                                appreciation.
 Small Company Value            Seeks long-term growth of capital by investing, under
                                normal market conditions, primarily in small companies
                                whose common stocks are believed to be undervalued.
                                Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for
                                investment purposes) in companies with market
                                capitalizations that do not exceed the maximum market
                                capitalization of any security in the Russell 2000 Index* at the time of purchase.
 Special Value                   Seeks long-term capital growth by investing, under normal
                                circumstances, at least 80% of its net assets in common
                                stocks and other equity securities of companies whose
                                market capitalization at the time of investment is not
                                greater than the market capitalization of companies in the
                                Russell 2000 Value Index*.

 Portfolio                      Portfolio Manager
=========================      ==================================
 Mid Value                     T. Rowe Price Associates, Inc.
 Mid Cap Value                  Lord, Abbett & Co. LLC
 Value                         Van Kampen
 All Cap Value                  Lord, Abbett & Co. LLC
 Growth & Income               Independence Investments LLC
 500 Index B                    MFC Global Investment
                               Management (U.S.A.) Limited
 Fundamental Value             Davis Selected Advisers, L.P.
 U.S. Core                      Grantham, Mayo, Van Otterloo &
                               Co. LLC
 Large Cap                     UBS Global Asset Management
                               (Americas) Inc.
 Quantitative Value             MFC Global Investment
                               Management (U.S.A.) Limited
 American Growth-Income        Capital Research and Management
                               Company (adviser to the American
                               Funds Insurance Series)

 Portfolio                      Investment Description
=========================      ===============================================================
 Mid Value                     Seeks long-term capital appreciation by investing, under
                               normal market conditions, primarily in a diversified mix of common stocks of mid-size U.S. companies that are
                               believed to be undervalued by various measures and offer
                               good prospects for capital appreciation.
 Mid Cap Value                  Seeks capital appreciation by investing, under normal
                               market conditions, at least 80% of the portfolio's net assets
                               (plus any borrowings for investment purposes) in mid-sized companies.
 Value                         Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in equity securities of companies
                               with capitalizations similar to the market capitalization of companies in the Russell Midcap Value Index*.
 All Cap Value                  Seeks capital appreciation by investing in equity securities of U.S. and multinational companies in all capitalization
                               ranges that the subadviser believes are undervalued.
 Growth & Income               Seeks income and long-term capital appreciation by
                               investing, under normal market conditions, primarily in a
                               diversified mix of common stocks of large U.S. companies.
 500 Index B                    Seeks to approximate the aggregate total return of a broad
                               U.S. domestic equity market index by attempting to track
                               the performance of the S&P 500 Composite Stock Price
                               Index.*
 Fundamental Value             Seeks growth of capital by investing, under normal market
                               conditions, primarily in common stocks of U.S. companies
                               with market capitalizations of at least $10 billion. The
                               portfolio may also invest in U.S. companies with smaller
                               capitalizations.
 U.S. Core                      Seeks a high total return by investing primarily in
                               investments tied economically to the U.S., including equity investments in U.S. companies whose stocks are included in the S&P 500 Index* or in companies with size and growth
                               characteristics similar to companies that issue stocks
                               included in the Index.
 Large Cap                     Seeks to maximize total return, consisting of capital
                               appreciation and current income, by investing, under
                               normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity
                               securities of U.S. large-cap companies.
 Quantitative Value             Seeks long-term capital appreciation by investing primarily in large-cap U.S. securities with the potential for long-term growth of capital.
 American Growth-Income        Seeks to make the shareholders' investment grow and
                               provide the shareholder with income over time by investing all of its assets in the master fund, Class 2 shares of the
                               Growth-Income Fund, a series of American Funds
                               Insurance Series. The Growth-Income Fund invests
                               primarily in common stocks or other securities which
                               demonstrate the potential for appreciation and/or dividends

 Portfolio                               Portfolio Manager
==================================      ==================================
 Equity-Income                          T. Rowe Price Associates, Inc.
 American Blue Chip Income               Capital Research and Management
 and Growth                             Company (adviser to the American
                                        Funds Insurance Series)
 Income & Value                         Capital Guardian Trust Company
 Managed                                 Grantham, Mayo, Van Otterloo &
                                        Co. LLC and Declaration
                                        Management & Research LLC
 PIMCO VIT All Asset Portfolio          Pacific Investment Management
 (a series of the PIMCO Variable        Company, LLC
 Insurance Trust) (only Class M
 is available for sale)
 Global Allocation                       UBS Global Asset Management
                                        (Americas) Inc.
 High Yield                             Western Asset Management
                                        Company
 U.S. High Yield Bond                    Wells Capital Management,
                                        Incorporated
 Strategic Bond                         Western Asset Management
                                        Company
 Strategic Income                        MFC Global Investment
                                        Management (U.S.) LLC

 Portfolio                               Investment Description
==================================      ===============================================================
 Equity-Income                          Seeks to provide substantial dividend income and also long-
                                        term capital appreciation by investing primarily in
                                        dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing
                                        dividends and capital appreciation.
 American Blue Chip Income               Seeks to produce income exceeding the average yield on
 and Growth                             U.S. stocks generally and to provide an opportunity for
                                        growth of principal by investing all of its assets in Class 2 shares of the Blue Chip Income and Growth Fund, a series
                                        of American Funds Insurance Series. The Blue Chip
                                        Income and Growth Fund invests primarily in common
                                        stocks of larger, more established companies based in the
                                        U.S. with market capitalizations of $4 billion and above.
 Income & Value                         Seeks the balanced accomplishment of (a) conservation of
                                        principal and (b) long-term growth of capital and income
                                        by investing the portfolio's assets in both equity and fixed-
                                        income securities. The subadviser has full discretion to
                                        determine the allocation between equity and fixed income
                                        securities.
 Managed                                 Seeks income and long-term capital appreciation by
                                        investing primarily in a diversified mix of common stocks
                                        of large U.S. companies and bonds with an overall
                                        intermediate term average maturity.
 PIMCO VIT All Asset Portfolio          The portfolio invests primarily in a diversified mix of (a)
 (a series of the PIMCO Variable        common stocks of large and mid-sized U.S. companies, and
 Insurance Trust) (only Class M         (b) bonds with an overall intermediate term average
 is available for sale)                 maturity.
 Global Allocation                       Seeks total return, consisting of long-term capital
                                        appreciation and current income, by investing in equity and fixed income securities of issuers located within and
                                        outside the U.S.
 High Yield                             Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high-yield debt securities,
                                        including corporate bonds and other fixed-income
                                        securities.
 U.S. High Yield Bond                    Seeks total return with a high level of current income by
                                        investing, under normal market conditions, primarily in
                                        below investment-grade debt securities (sometimes referred to as "junk bonds" or high yield securities). The portfolio also invests in corporate debt securities and may buy
                                        preferred and other convertible securities and bank loans.
 Strategic Bond                         Seeks a high level of total return consistent with
                                        preservation of capital by investing at least 80% of its net assets in fixed income securities.
 Strategic Income                        Seeks a high level of current income by investing, under
                                        normal market conditions, primarily in foreign government
                                        and corporate debt securities from developed and emerging
                                        markets, U.S. Government and agency securities, and U.S.
                                        high yield bonds.

 Portfolio                          Portfolio Manager
=============================      ==================================
 Global Bond                       Pacific Investment Management
                                   Company, LLC
 Investment Quality Bond            Wellington Management Company,
                                   LLP
 Total Return                      Pacific Investment Management
                                   Company, LLC
 American Bond                      Capital Research and Management
                                   Company (adviser to the American
                                   Funds Insurance Series)
 Real Return Bond                  Pacific Investment Management
                                   Company, LLC
 Bond Index B                       Declaration Management &
                                   Research LLC
 Core Bond                         Wells Capital Management,
                                   Incorporated
 Active Bond                        Declaration Management &
                                   Research LLC and MFC Global
                                   Investment Management (U.S.),
                                   LLC
 U.S. Government Securities        Western Asset Management
                                   Company
 Short-Term Bond                    Declaration Management &
                                   Research LLC

 Portfolio                          Investment Description
=============================      ===============================================================
 Global Bond                       Seeks to realize maximum total return, consistent with
                                   preservation of capital and prudent investment
                                   management, by investing the portfolio's assets primarily in fixed income securities. These fixed income instruments
                                   may be denominated in non-U.S. currencies or in U.S.
                                   dollars.
 Investment Quality Bond            Seeks a high level of current income consistent with the
                                   maintenance of principal and liquidity, by investing in a
                                   diversified portfolio of investment grade bonds.
                                   Investments will tend to focus on corporate bonds and U.S.
                                   Government bonds with intermediate to longer term
                                   maturities.
 Total Return                      Seeks to realize maximum total return, consistent with
                                   preservation of capital and prudent investment
                                   management, by investing, under normal market
                                   conditions, at least 65% of the portfolio's assets in a
                                   diversified portfolio of fixed income securities of varying maturities.
 American Bond                      Seeks to maximize current income and preserve capital by
                                   investing all of its assets in the master fund, Class 2 Shares of the Bond Fund, a series of the American Funds Insurance
                                   Series. The Bond Fund normally invests at least 80% of its assets in bonds.
 Real Return Bond                  Seeks maximum return, consistent with preservation of
                                   capital and prudent investment management, by investing,
                                   under normal market conditions, at least 80% of its net
                                   assets in inflation-indexed bonds of varying maturities
                                   issued by the U.S. and non-U.S. governments and by
                                   corporations.
 Bond Index B                       Seeks to track the performance of the Lehman Brothers
                                   Aggregate Index** (which represents the U.S. investment
                                   grade bond market) by investing at least 80% of its assets in securities listed in the Lehman Brothers Aggregate Index.
 Core Bond                         Seeks total return consisting of income and capital
                                   appreciation by investing, under normal market conditions, in a broad range of investment-grade debt securities
                                   including U.S. Government obligations, corporate bonds,
                                   mortgage-backed and other asset backed securities and
                                   money market instruments.
 Active Bond                        Seeks income and capital appreciation by investing at least
                                   80% of its assets in a diversified mix of debt securities and instruments.
 U.S. Government Securities        Seeks a high level of current income consistent with
                                   preservation of capital and maintenance of liquidity, by
                                   investing in debt obligations and mortgage-backed
                                   securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and derivative securities such as collateralized mortgage obligations backed by such
                                   securities.
 Short-Term Bond                    Seeks income and capital appreciation by investing at least
                                   80% of its assets in a diversified mix of debt securities and instruments.

 Portfolio                      Portfolio Manager
=========================      =============================
 Money Market B                MFC Global Investment
                               Management (U.S.A.) Limited
 Lifestyle Aggressive           MFC Global Investment
                               Management (U.S.A.) Limited
 Lifestyle Growth              MFC Global Investment
                               Management (U.S.A.) Limited
 Lifestyle Balanced             MFC Global Investment
                               Management (U.S.A.) Limited
 Lifestyle Moderate            MFC Global Investment
                               Management (U.S.A.) Limited
 Lifestyle Conservative         MFC Global Investment
                               Management (U.S.A.) Limited

 Portfolio                      Investment Description
=========================      =============================================================
 Money Market B                Seeks maximum current income consistent with
                               preservation of principal and liquidity by investing in high quality money market instruments.
 Lifestyle Aggressive           Seeks to provide long-term growth of capital (current
                               income is not a consideration) by investing 100% of the
                               Lifestyle Trust's assets in other portfolios of the Trust
                               which invest primarily in equity securities.
 Lifestyle Growth              Seeks to provide long-term growth of capital with
                               consideration also given to current income by investing
                               approximately 20% of the Lifestyle Trust's assets in other portfolios of the Trust, which invest primarily in fixed
                               income securities and approximately 80% of its assets in
                               other portfolios of the Trust, which invest primarily in
                               equity securities.
 Lifestyle Balanced             Seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the
                               Lifestyle Trust's assets in other portfolios of the Trust
                               which invest primarily in fixed income securities and
                               approximately 60% of its assets in other portfolios of the
                               Trust which invest primarily in equity securities.
 Lifestyle Moderate            Seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the
                               Lifestyle Trust's assets in other portfolios of the Trust
                               which invest primarily in fixed income securities and
                               approximately 40% of its assets in other portfolios of the
                               Trust which invest primarily in equity securities.
 Lifestyle Conservative         Seeks to provide a high level of current income with some
                               consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in other portfolios of the Trust, which invest primarily in fixed
                               income securities and approximately 20% of its assets in
                               other portfolios of the Trust, which invest primarily in
                               equity securities.

* "S&P 500 (Reg. TM)" and "S&P Mid Cap 400 (Reg. TM)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000 (Reg. TM)," "Russell 2000 Value (Reg.
TM)," "Russell 3000 (Reg. TM)" and "Russell Midcap Value (Reg. TM)" are trademarks of Frank Russell Company. "Dow Jones Wilshire 5000 Index (Reg. TM)" is a trademark of Wilshire Associates. "MSCI All Country World ex US Index" is a trademark of Morgan Stanley & Co. Incorporated. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

** The Lehman Brothers Aggregate Index is a bond index. A bond index relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

     The indexes referred to in the portfolio descriptions track companies having the ranges of market capitalization, as of February 28, 2007, set out below:

     MSCI All Country World ex US Index - $200 million to $244 billion Russell 2000 Index - $38.40 million to $3.72 billion
     Russell 3000 Index - $38.40 million to $411 billion
     Russell 2000 Value Index - $39 million to $3.1 billion
     Russell Midcap Value Index - $1.327 million to $21 billion
     S&P Mid Cap 400 Index - $590 million to $12.5 billion
     S&P 500 Index - $1.415 million to $411 billion
     Dow Jones Wilshire 5000 Index - $38.49 million to $411 billion

     You bear the investment risk of any portfolio you choose as an investment option for your policy. A full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investments in, each portfolio is contained in the portfolio prospectuses. The portfolio prospectuses should be read carefully before allocating purchase payments to a subaccount.

     If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).

     We will purchase and redeem series fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

     On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).

     We will vote shares of the portfolios held in the Account at the shareholder meetings according to voting instructions received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold (including our own shares and those we hold in the Account for policy owners) in proportion to the instructions so received.

     We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

     The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to deregister the Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the forgoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Description of John Hancock

     We are John Hancock Life Insurance Company, a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock Life Insurance Company became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of

Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock's ultimate parent is now Manulife Financial Corporation. Our Home Office is at John Hancock Place, Boston, Massachusetts 02117. We are authorized to transact a life insurance and annuity business in all states and in the District of Columbia. As of December 31, 2006, our assets were approximately $97 billion.

     We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

     We have received the following ratings from independent rating agencies:

     A++ A.M. Best Superior
Companies have a very strong ability to meet their obligations; 1st category of
   15

     AA+ Fitch Ratings
Very strong capacity to meet policyholder and contract obligations; 2nd category of 9

     AAA Standard & Poor's
Extremely strong financial security characteristics; 1st category of 8

     Aa2 Moody's
Excellent in financial strength; 2nd category of 9

     These ratings, which are current as of the date of this prospectus and are subject to change, are assigned as a measure of our ability to honor any guarantees provided by the policy and any applicable optional riders, but do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of John Hancock Variable Life Account UV

     The variable investment options shown on page 1 are in fact subaccounts of John Hancock Variable Life Account UV, a separate account operated by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Account or of us.

     The Account's assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can't be used to pay any indebtedness of John Hancock other than those arising out of policies that use the Account. Income, gains and losses credited to, or charged against, the Account reflect the Account's own investment experience and not the investment experience of John Hancock's other assets.

     New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

The fixed investment option

     Our obligations under any fixed investment options are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to any fixed investment option will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer only one fixed investment option - the standard fixed investment option. The effective annual rate we declare for the standard fixed investment option will never be less than 3%. We reserve the right to offer one or more additional fixed investment options with characteristics that differ from those of the current fixed investment option, but we are under no obligation to do so.

     Because of exemptive and exclusionary provisions, interests in our fixed investment options have not been and will not be registered under the Securities Act of 1933 (the "1933 Act") and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed investment option. Disclosure regarding fixed investment options may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

Premiums

Planned premiums

     The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums - annually, semi-annually, quarterly or monthly. The dates on which the Planned Premiums are "due" are referred to as "modal processing dates." The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement").

Minimum premium payments

     Each premium payment must be at least $50.

Maximum premium payments

     Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy (see "Tax considerations"). Also, we may refuse to accept any amount of an additional premium if:

   . that amount of premium would increase our investment risk or insurance risk exposure, and

   . the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

     In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating.

Ways to pay premiums

     If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Life." We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the John Hancock Servicing Office at the appropriate address shown on the back cover of this prospectus.

     We will also accept premiums:

   . by wire or by exchange from another insurance company,

   . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

   . if we agree to it, through a salary deduction plan with your employer.

     You can obtain information on these other methods of premium payment by contacting your John Hancock representative or by contacting the John Hancock Servicing Office.

Processing premium payments

     We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

     (1) We will process a payment received prior to a policy's date of issue as if received on the business day immediately preceding the date of issue.

     (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

     (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

     (4) If we receive any premium payment that we think will cause a policy to become a modified endowment contract or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

   . The tax problem resolves itself prior to the date the refund is to be made; or

   . The tax problem relates to modified endowment contract status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

     (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Lapse and reinstatement

     Your policy can terminate (i.e., "lapse") for failure to pay charges due under the policy. If the policy's surrender value is not sufficient to pay the charges on a quarterly processing date, we will notify you of how much you will need to pay to keep the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy terminates in this way, you can still reactivate (i.e., "reinstate") it within 3 years from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan. (The "quarterly processing dates" are every third monthly deduction date. The term "monthly deduction date" is defined under "Procedures for issuance of a policy").

     Generally, the suicide exclusion and incontestability provision will apply from the effective date of the reinstatement. Your policy will indicate if this is not the case. A surrendered policy cannot be reinstated.

The death benefit

     In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The only limitation on how much Additional Sum Insured you can have is that it generally cannot exceed 900% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" below.

     When the insured person dies, we will pay the death benefit minus any outstanding loans, accrued interest and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are:

   . Option A - The death benefit will equal the greater of (1) the Total Sum
    Insured, or (2) the minimum insurance amount (as described below).

   . Option B - The death benefit will equal the greater of (1) the Total Sum
    Insured plus your policy's account value on the date of death, or (2) the minimum insurance amount.

     For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Limitations on payment of death benefit

     If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

Basic Sum Insured vs. Additional Sum Insured

     As noted above, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

     For the same amount of premiums paid, the amount of the issue charge deducted from account value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured may not be included in the calculation of the death benefit on the policy anniversary nearest the insured person's 100th birthday. Also, you will generally be subject to lower guaranteed cost of insurance charges with respect to the Basic Sum Insured than with respect to the Additional Sum Insured.

     If your priority is to reduce your issue charges, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to reduce your guaranteed cost of insurance charges and maximize the death benefit when the insured person reaches 100, then you may wish to maximize the proportion of the Basic Sum Insured.

     Any decision you make to modify the amount of Total Sum Insured coverage after issue can have significant tax consequences (see "Tax considerations").

The minimum insurance amount

     In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law - the "guideline premium and cash value corridor test" and the "cash value accumulation test." When you elect the death benefit option, you must also elect which test you wish to have applied. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor applicable on that date. In this case, the factors are derived by applying the guideline premium and cash value corridor test. The factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each policy year will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor applicable on that date. In this case, the factors are derived by applying the cash value accumulation test. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

     As noted above, you have to elect which test will be applied when you elect the death benefit option. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax considerations"). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

When the insured person reaches 100

     On the policy anniversary nearest the insured person's 100th birthday, the death benefit will become equal to the greater of the following:

   . the account value on the date of death, and

   . the lesser of the following:

   . the Basic Sum Insured plus the account value in effect immediately before the policy anniversary nearest the insured person's 100th birthday, and

   . the Basic Sum Insured plus the Additional Sum Insured in effect immediately before the policy anniversary nearest the insured person's 100th birthday.

     Death benefit Options A and B (as described above) will then cease to apply. Also, we will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.

Requesting an increase in coverage

     After the first policy year, we may approve an increase in the Basic Sum Insured or the Additional Sum Insured. Generally, each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage. As to when an approved increase would take effect, see "Effective date of certain policy transactions" below. When you increase the Basic Sum Insured, you will incur a special charge.

Requesting a decrease in coverage

     After the first policy year, we may approve a reduction in Basic Sum Insured or the, but only if:

   . the remaining Total Sum Insured will be at least $100,000, and

   . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

     As to when an approved decrease would take effect, see "Effective date of certain policy transactions" below.

Change of death benefit option

     As of any policy anniversary, you may change your coverage from death benefit Option B to Option A, but only if there is no change in the Federal tax law test used to determine the minimum insurance amount. If you change from Option A to Option B, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure.

Effective date of certain policy transactions

     The following transactions take effect on the policy anniversary on or next following the date we approve the request:

     o Basic Sum Insured and Additional Sum Insured increases

   . Change of death benefit option from Option B to Option A, when and if permitted by our administrative rules (see "Change of death benefit option" above)

     Total Sum Insured decreases take effect on the monthly deduction date on or next following the date we approve the request for decrease.

Tax consequences of coverage changes

     Please read "Tax considerations" to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

     You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

Ways in which we pay out policy proceeds

     You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary's name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC or any other government agency. We may also in the future direct proceeds from surrenders into a John Hancock retained asset account. Please contact our Servicing Office for more information. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

     You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3.50%. If no alternative payment option has been chosen, proceeds may be paid as a single sum.

Changing a payment option

     You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

     There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

The account value

     From each premium payment you make, we deduct the charges described under "Deductions from premium payments." We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the Allocation Date. (See "Processing premium payments.")

     Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a series fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "Description of charges at the policy level." We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern time. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we'll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we'll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we'll process it as of the end of the next business day.

     The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 3%. If you want to know what the current declared rate is, just call or write to us. Amounts you invest in a fixed investment option will not be subject to the asset-based risk charge. Otherwise, the policy level charges applicable to the fixed investment option are the same as those applicable to the variable investment options. We reserve the right to offer one or more aditional fixed investment options with characteristics that differ from those of the current fixed investment option, but we are under no obligation to do so.

Commencement of investment performance

     Any premium payment processed prior to the twentieth day after the policy's date of issue will automatically be allocated to the Money Market B investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market B investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

     All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

Allocation of future premium payments

     At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

     You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any investment option in any policy year is $1,000,000.

     The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options and to impose a charge of up to $25 for any transfer beyond an annual limit (which will not be less than 12). Transfers out of a fixed investment option are subject to additional limitations noted below.

     Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraph). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market B investment option even if the two transfer per month limit has been reached, but only if 100% of the account value in all variable investment options is transferred to the Money Market B investment option. If such a transfer to the Money Market B investment option is made then, for the 30 calendar day period after such transfers, no transfers from the Money Market B investment option to any other investment options (variable or fixed) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragarph will be applied uniformly to all policy owners subject to the restrictions.

     Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one variable investment option into a second variable investment option, the values can only be transferred out of the second investment option if they are transferred into the Money Market B investment option; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment option may not be transferred out of the Money Market B investment option into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

     Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to John Hancock Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

     Transfers out of a current fixed investment option are currently subject to the following restrictions:

     . You can only make one transfer out of a fixed investment option in each policy year.

   . Any transfer request received within 6 months of the last transfer out of the fixed investment option will not be processed until such 6 month period has expired.

   . The most you can transfer at any one time out of the fixed investment option is the greater of (i) $500 (ii) 25% of your assets in the standard fixed investment option or (iii) the amount you transferred out of the standard fixed investment option during the previous policy year

     We reserve the right to impose a minimum amount limit on transfers out of any fixed investment option. We also reserve the right to impose different restrictions on any additional fixed investment option that we may offer in the future.

Dollar cost averaging

     This is a program of automatic monthly transfers out of the Money Market B investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

     Scheduled transfers under this option may be made from the Money Market B investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

     Once we receive the election in form satisfactory to us at our Servicing Office, transfers will begin on the second monthly deduction date following its receipt. Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market B investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the insured person.

Asset rebalancing

     This is a program that automatically re-sets the percentage of your account value allocated to the variable investment options. Over time, the variations in the investment results for each variable investment option you've elected will shift the percentage allocations among them. The rebalancing program will periodically transfer your account value among the variable investment options to reestablish the preset percentages you have chosen. Rebalancing would usually result in transferring amounts from a variable investment option with relatively higher investment performance since the last rebalancing to one with relatively lower investment performance. However, rebalancing can also result in transferring amounts from a variable investment option with relatively lower current investment performance to one with relatively higher current investment performance.

     This option can be elected in the application or by sending the appropriate form to our Life Servicing Office. You must specify the frequency for rebalancing (quarterly, semi-annually or annually), the preset percentage for each variable investment option and a future beginning date. The first rebalancing will occur on the monthly deduction date that occurs on or next follows the beginning date you select.

     Once elected, rebalancing will continue until we receive notice of cancellation of the option or notice of the death of the insured person. If you cancel rebalancing, you will have to wait 30 days before you can start it again.

     The fixed investment option does not participate in and is not affected by rebalancing.The rebalancing and dollar cost averaging options cannot be in effect at the same time. We reserve the right to modify, terminate or suspend the rebalancing program at any time. If you have any questions with respect to asset rebalancing, call 1-800-521-1234.

Surrender and partial withdrawals

Full surrender

     You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy debt. This is called your "surrender value." You must return your policy when you request a full surrender. We process surrenders as of the day we receive the surrender request.

Partial withdrawals

     You may make a partial withdrawal of your surrender value at any time. Generally, each partial withdrawal must be at least $1,000. There is a fee for each partial withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $50. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value"). We also reserve the right to refuse any partial withdrawal that would cause the policy`s Total Sum Insured to fall below $100,000 or the policy's Basic Sum Insured to fall below $50,000. Because it reduces the account value, any partial withdrawal will reduce your death benefit under either Option A or Option B (see "The death benefit"). Under Option A, such a partial withdrawal may also reduce the Total Sum Insured. This will happen only if the minimum insurance amount under Option A is equal to or less than the Total Sum Insured. Any such reduction in the Total Sum Insured will be implemented by first reducing any Additional Sum Insured then in effect. The Basic Sum Insured will be reduced only after the Additional Sum Insured has been reduced to zero. If such a reduction in Total Sum Insured would cause the policy to fail the Internal Revenue Code's definition of life insurance, we will not permit the partial withdrawal.

Policy loans

     You may borrow from your policy at any time by completing a form satisfactory to us. The maximum amount you can borrow is determined as follows:

     . We first determine the surrender value of your policy.

     . We then subtract an amount equal to 12 times the monthly charges then being deducted from account value.

   . We then multiply the resulting amount by .75% in policy years 1 through 10, .50% in policy years 11 through 20, and .25% thereafter.

     . We then subtract the third item above from the second item above.

     The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 3.75% in the first 10 policy years, 3.5% in policy years 11 through 20, and 3.25% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 3.00%. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states. Please see your John Hancock representative for details. We process policy loans as of the day we receive the loan request.

Repayment of policy loans

     You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

   . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

   . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

     The account value, the net cash surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

     The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

     Whenever the outstanding loan equals or exceeds your account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see "Tax considerations").

Description of charges at the policy level

Deductions from premium payments

   . Premium charge - A charge to (i) help defray our sales costs, (ii) cover state premium taxes we currently expect to pay, on average, and (iii) cover the increased federal income tax burden that we currently expect will result from receipt of premiums. The current chage is 10% of each premium paid.

   . Enhanced Cash Value Rider charge - A charge to cover the cost of this rider, if elected, equal to 1% of all Qualifying Premiums paid in policy years 1-8.

Deductions from account value

   . Administrative charge - A monthly charge to help defray our administrative costs. This is a flat dollar charge of up to $15 (currently $9).

   . Issue charge - A monthly charge to primarily help defray sales costs. To determine the charge we multiply the amount of Basic Sum Insured at issue by a rate which varies by the insured person's sex and age at issue.

   . Cost of insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person`s attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date). Higher current insurance rates are generally applicable to policies issued on a "guaranteed issue" basis, where only very limited underwriting information is obtained. This is often the case with policies issued to trustees, employers and similar entities.

   . Asset-based risk charge - A monthly charge for mortality and expense risks we assume. The charge is a percentage of that portion of your account value allocated to variable investment options. This charge does not apply to the current fixed investment option.

   . Optional benefits charge - Monthly charges for any optional insurance benefits added to the policy by means of a rider (other than the enhanced cash value rider).

   . Increase in Basic Sum Insured charge - A charge imposed each time you increase the amount of Basic Sum Insured after your policy is issued. To determine the charge we multiply the amount of the increase in Basic Sum Insured by the applicable rate derived from an acturial table. The table in your policy will show the maximum rates we can use. The rates vary by the attained age of the insured person on the date the increase occurs. The Basic Sum Insured cannot be increased after attained age 79.

   . Partial withdrawal charge - A charge for each partial withdrawal of account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of 2% of the withdrawal amount or $50.

Additional information about how certain policy charges work

Sales expenses and related charges

     The premium charges help to compensate us for the cost of selling our policies. (See "Description of charges at the policy level"). The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policy. To the extent that the premium charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the administrative charge may also be recovered from such other sources.

Method of deduction

     We deduct the monthly charges described in the Fee Tables section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

     The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

     The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

     Except for a portion of the premium charge, we currently make no charge for our federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

     We also reserve the right to increase the premium charge in order to correspond with changes in the state premium tax levels or in the federal income tax treatment of the deferred acquisition costs for this type of policy.

     Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Description of charges at the fund level

     The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables of portfolio annual expenses under "Fee Tables") are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. We may also receive payments from a fund or its affiliates at an annual rate of up to approximately 0.45% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that fund. Any such payments do not, however, result in any charge to you in addition to what is shown in the tables. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

Other policy benefits, rights and limitations

Optional benefit riders you can add

     When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy's account value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. We may add to, delete from or modify the following list of optional benefit riders:

   . Disability Waiver of Charges Rider - This rider waives charges under the policy during the total disability (as defined in the rider) of the insured person. The benefit continues until the earlier of (i) the policy anniversary nearest the insured person's 65th birthday or (ii) the cessation of total disability.

   . Disability Payment of Specified Premium Rider - This rider will deposit the Specified Premium into the account value of your policy each month during the total disability (as defined in the rider) of the insured person. There is a 6 month "waiting period" of total disability before deposits begin. Deposits continue until cessation of total disability, but will cease at the insured person's 65th birthday if total disability begins on or after the policy anniversary nearest the insured person's 60th birthday. The "Specified Premium" is chosen at issue and will be stated in the Policy Specifications page of your policy.

   . Enhanced Cash Value Rider - If you surrender the policy at any time during the first 8 policy years (other than as part of a Section 1035 exchange) and this rider is then in effect, we will pay an Enhanced Cash Value benefit. The benefit is paid in addition to the policy surrender value. The benefit is equal to a percentage of total Qualifying Premiums paid less cumulative partial withdrawals and policy loans. The percentage used in each policy year will be specified in the policy. The maximum amount you may borrow from the policy or withdraw from the policy through partial withdrawals is not affected by this rider. This rider can only be elected at the time of application for the policy.

Variations in policy terms

     Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

     We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes." No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

     Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

     Generally, the policy is available with a minimum Total Sum Insured at issue of $100,000 and a minimum Basic Sum Insured at issue of $50,000. At the time of issue, the insured person must have an attained age of at least 15 and no more than 90. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards."

     Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.

Minimum initial premium

     The Minimum Initial Premium must be received by us at our Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of the insured person, the at issue, and the policy options you have selected.

Commencement of insurance coverage

     After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's risk classification should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under "Temporary coverage prior to policy delivery" below).

     The policy will take effect only if all of the following conditions are satisfied:

     . The policy is delivered to and received by the applicant.

     . The Minimum Initial Premium is received by us.

     . The insured person is living and still meets our health criteria for issuing insurance.

     If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

     In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

     The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve an insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

     If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

     Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

Changes that we can make as to your policy

     We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

     In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

     o Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws

     o Combining or removing investment options

     o Changes in the form of organization of any separate account

     Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

     Who owns the policy? That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Wherever the term "you" appears in this prospectus, we've assumed that the reader is the person who has the right or privilege being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

     While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     . Borrow or withdraw amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

     It is possible to name so-called "joint owners" of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

     You have the right to cancel your policy within 10 days after you receive it (the period may be longer in some states). This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to:

     . John Hancock at one of the addresses shown on the back cover of this prospectus, or

     . the John Hancock representative who delivered the policy to you.

     In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by John Hancock prior to that date. The date of cancellation will be the date of such mailing or delivery.

Reports that you will receive

     At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

     Semiannually we will send you a report containing the financial statements of each series fund, including a list of securities held in each fund.

Assigning your policy

     You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

When we pay policy proceeds

General

     We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary's name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC or any other government agency. We may also in the future direct proceeds from surrenders into a John Hancock retained asset account. Please contact our Servicing Office for more information.

Delay to challenge coverage

     We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

     We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

     We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

     State laws allow us to defer payment of any portion of the surrender value derived from the fixed investment option for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General rules

     You should mail or express all checks and money orders for premium payments and loan repayments to the John Hancock Servicing Office at the appropriate address shown on the back cover.

     Under our current rules, certain requests must be made in writing and be signed and dated by you. They include the following:

     . loans

     . surrenders or partial withdrawals

     . change of death benefit option

     . increase or decrease in Total Sum Insured

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege

     The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see "Telephone and facsimile transactions" below):

     . transfers of account value among investment options

     . change of allocation among investment options for new premium payments.

     You should mail or express all written requests to our Servicing Office at the appropriate address shown on the back cover. You should also send notice of the insured person`s death and related documentation to our Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

     We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Servicing Office or your John Hancock representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone and facsimile transactions

     If you complete a special authorization form, you can request transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-521-1234 or by faxing us at 617-572-7008. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

     If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

     As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. Moreover, we also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.

Distribution of policies

     John Hancock Distributors LLC ("JH Distributors"), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

     JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

     We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies ("financial intermediaries"). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

Compensation

     The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under "Standard compensation" and "Additional compensation and revenue sharing." These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

     Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

     Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors' and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund's distribution plan ("12b-1 fees"), the fees and charges imposed under the policy and other sources.

     You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

     Standard compensation. Through JH Distributors, John Hancock pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to "wholesale" the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

     The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement, but compensation (exclusive of additional compensation and revenue sharing) paid to broker-dealers for sale of the policies (not including riders) is not expected to exceed 40.96% of the target premium paid in the first policy year, and 6% of the target premium paid in years 2-10, not including riders. Compensation on any premium paid in excess of target premium in any year will not exceed 4%. The amount and timing of this compensation may differ among broker-dealers, but would not be expected to materially exceed the foregoing schedules on a present value basis.

     Additional compensation and revenue sharing. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements ("revenue sharing"), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

     Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's "due diligence" examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for public, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under NASD rules and other applicable laws and regulations.

Tax considerations

     This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

     We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our "policy holder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a "DAC tax" charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a "DAC tax adjustment." We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

     The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and state and local premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

     Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are ordinarily not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you've paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first 15 years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

     However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you've paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind. (See "7-pay premium limit and modified endowment contract status" below.)

     We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

     If the policy complies with section 7702, the death benefit proceeds under the policy should be excludable from the beneficiary's gross income under section 101 of the Code.

     Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

     Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

     It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

     Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

     Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Policy loans

     We expect that, except as noted below (see "7-pay premium limit and modified endowment contract status"), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

     Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

     In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.

     The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

     We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds` prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

     At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

     The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

     Policies classified as modified endowment contracts are subject to the following tax rules:

   . First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time.

   . Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

   . Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

     . is made on or after the date on which the policy owner attains age
591/2;

     . is attributable to the policy owner becoming disabled; or

    . is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary.

     These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

     Furthermore, any time there is a "material change" in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

     Moreover, if there is a reduction in benefits under a policy (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point duirng the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract.

     All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

     The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Withholding

     To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

     In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

     If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

Financial statements reference

     The financial statements of John Hancock and the Account can be found in the Statement of Additional Information. The financial statements of John Hancock should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock to meet its obligations under the policies.

Registration statement filed with the SEC

     This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Independent registered public accounting firm

     The consolidated financial statements of John Hancock Life Insurance Company at December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006, and the financial statements of Separate Account UV of John Hancock Life Insurance Company at December 31, 2006, and for each of the two years in the period ended December 31, 2006, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

     In addition to this prospectus, John Hancock has filed with the SEC a Statement of Additional Information (the "SAI") which contains additional information about John Hancock and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock representative. The SAI may be obtained by contacting the John Hancock Servicing Office. You should also contact the John Hancock Servicing Office to request any other information about your policy or to make any inquiries about its operation.

           JOHN HANCOCK SERVICING OFFICE
       Express Delivery              Mail Delivery
      Specialty Products             P.O. Box 192
  197 Clarendon Street, C-6        Boston, MA 02117
       Boston, MA 02117
            Phone:                       Fax:
        1-800-521-1234               617-572-7008

     Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC's Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act File No. 811-7766 1933 Act File No. 333-111383

                      Statement of Additional Information
                               dated May 1, 2007

                                for interests in
         John Hancock Variable Life Separate Account UV ("Registrant")

                      Interests are made available under


                      PERFORMANCE EXECUTIVE VARIABLE LIFE

     a flexible premium variable universal life insurance policy issued by

                      JOHN HANCOCK LIFE INSURANCE COMPANY
                        ("JOHN HANCOCK" or "DEPOSITOR")
This is a Statement of Additional Information ("SAI"). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock representative or by contacting the John Hancock Servicing Office at Specialty Products, 197 Clarendon Street, C-6, Boston, MA 02117 or telephoning 1-800-521-1234.




                               TABLE OF CONTENTS




Contents of this SAI                                         Page No.
Description of the Depositor ........................           2
Description of the Registrant .......................           2
Services ............................................           2
Independent Registered Public Accounting Firm .......           2
Legal and Regulatory Matters ........................           2
Principal Underwriter/Distributor ...................           3
Additional Information About Charges ................           4
Financial Statements of Registrant and Depositor

Description of the Depositor

     Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the "Depositor." In this case, the Depositor is John Hancock Life Insurance Company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock Life Insurance Company became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock's ultimate parent is now Manulife Financial Corporation. Our home office is at John Hancock Place, Boston, Massachusetts 02117. We are authorized to transact a life insurance and annuity business in all states and in the District of Columbia. As of December 31, 2006, John Hancock's assets were approximately $97 billion.

     We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.


Description of the Registrant

     Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the "Registrant". In this case, the Registrant is John Hancock Variable Life Separate Account UV (the "Account"), a separate account established by John Hancock under Massachusetts law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Account. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or of John Hancock.

     New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.


Services

     Administration of policies issued by John Hancock and of registered separate accounts organized by John Hancock may be provided by John Hancock Life Insurance Company (U.S.A.), or other affiliates. Neither John Hancock nor the separate accounts are assessed any charges for such services.

     Custodianship and depository services for the Registrant are provided by State Street Bank. State Street Bank's address is 225 Franklin Street, Boston, Massachusetts, 02110.


Independent Registered Public Accounting Firm

     The consolidated financial statements of John Hancock Life Insurance Company at December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006, and the financial statements of Separate Account UV of John Hancock Life Insurance Company at December 31, 2006, and for each of the two years in the period ended December 31, 2006, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


Legal and Regulatory Matters

     There are no legal proceedings to which the Depositor, the Account or the principal underwriter is a party or to which the assets of the Account are subject that are likely to have a material adverse effect on the Account or the ability of the principal underwriter to perform its contract with the Account or of the Depositor to meet its obligations under the policies.

Principal Underwriter/Distributor

     John Hancock Distributors LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

     JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

     We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc.

     Signator Investors, Inc. ("Signator"), a Delaware corporation that we control, was the principal distributor of the policies and the principal underwriter of the securities offered through this prospectus until May 1, 2006.

     The aggregate dollar amount of underwriting commissions paid to Signator from January, 2006 through April 2006 was $36,470,045 and the amount paid to JH Distributors from May, 2006 through December, 2006 was $88,948,916. The aggregate dollar amount of underwriting commission paid to Signator in 2005 and 2004 was $92,499,000 and $92,336,000, respectively. Neither Signator nor JHD retained any of these amounts during such periods.

     John Hancock pays compensation to broker-dealers for the promotion and sale of the policies. The compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to broker-dealers for sale of the policies (not including riders) is not expected to exceed 40.96% of the target premium paid in the first policy year, and 6% of the target premium paid in years 2-10, not including riders. Compensation on any premium paid in excess of target premium in any year will not exceed 4%. The amount and timing of this compensation may differ among broker-dealers, but would not be expected to materially exceed the foregoing schedules on a present value basis.

     The registered representative through whom your policy is sold will be compensated pursuant to the registered representative's own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

     Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

   o Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm's conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

   o Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.

   o Payments based upon "assets under management": These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates') insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

     Our affiliated broker-dealer may pay its registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

     A policy will not be issued until the underwriting process has been completed to the Depositor's satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.


Reduction In Charges

     The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. John Hancock reserves the right to reduce any of the Policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which John Hancock believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. John Hancock may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company

Years Ended December 31, 2006, 2005, and the Periods from April 29, 2004 through December 31, 2004 (Company) and January 1, 2004 through April 28, 2004 (Predecessor Company)

                      JOHN HANCOCK LIFE INSURANCE COMPANY

              INDEX TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm...................  F-2

Audited Consolidated Financial Statements

Consolidated Balance Sheets as of December 31, 2006 and 2005..............  F-3

Consolidated Statements of Income for the years ended December 31, 2006 and December 31, 2005 and the periods April 29, 2004 through
  December 31, 2004 (Company) and January 1, 2004 through April 28, 2004
  (Predecessor Company)...................................................  F-5

Consolidated Statements of Changes in Shareholder's Equity and
  Comprehensive Income for the years ended December 31, 2006 and
  December 31, 2005 and the periods April 29, 2004 through December 31,
  2004 (Company) and January 1, 2004 through April 28, 2004 (Predecessor
  Company)................................................................  F-6

Consolidated Statements of Cash Flows for the years ended December 31,
  2006 and December 31, 2005 and the periods April 29, 2004 through
  December 31, 2004 (Company) and January 1, 2004 through April 28, 2004
  (Predecessor Company)...................................................  F-8

Notes to Consolidated Financial Statements................................ F-10

            Report of Independent Registered Public Accounting Firm

The Board of Directors
John Hancock Life Insurance Company

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (the Company) as of December 31, 2006 and 2005, and the related consolidated statements of income, changes in shareholder's equity and other comprehensive income, and cash flows for the two years in the period ended December 31, 2006. We have also audited the related consolidated statements of income, changes in shareholder's equity and other comprehensive income, and cash flows of the Company for the periods April 29, 2004 through December 31, 2004 and for the predecessor company for the period of January 1, 2004 through April 28, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company at December 31, 2006 and 2005, and the consolidated results of their operations and their cash flows for the years ended December 31, 2006 and 2005 and the period April 29, 2004 through December 31, 2004, and the consolidated results of operations and cash flows of the predecessor company for the period January 1, 2004 through April 28, 2004, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, in 2006 the Company changed its method of accounting for defined benefit pension and other post retirement plans. Also as discussed in Note 2 to the consolidated financial statements, in 2004 the Company changed its method of accounting for certain nontraditional long duration contracts and for separate accounts.

As discussed in Note 2 to the consolidated financial statements, the Company has restated its financial statements for the year ended December 31, 2005 and the period April 29, 2004 through December 31, 2004 and has restated the financial statements for the predecessor company for the period January 1, 2004 through April 28, 2004.

                                                  /s/ ERNST & YOUNG LLP

Boston, Massachusetts
April 20, 2007

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

                                                               December 31,
                                                            -------------------
                                                              2006      2005
                                                            --------- ---------
                                                                      Restated
                                                               (in millions)
Assets
Investments
Fixed maturities:
   Available-for-sale--at fair value
   (cost: 2006--$45,041.0; 2005--$45,638.4)................ $44,863.2 $45,487.0
Equity securities:
   Available-for-sale--at fair value
   (cost: 2006--$1,018.3; 2005--$636.0)....................   1,105.1     682.1
   Trading securities--at fair value
   (cost: 2005--$4.6)......................................        --       4.6
Mortgage loans on real estate..............................   9,959.5  10,799.6
Real estate................................................   1,280.3     846.4
Policy loans...............................................   2,071.8   2,041.5
Other invested assets......................................   2,287.6   2,887.2
                                                            --------- ---------
   Total Investments.......................................  61,567.5  62,748.4

Cash and cash equivalents..................................     929.2   1,873.0
Accrued investment income..................................     609.7     715.7
Premiums and accounts receivable...........................      31.5      72.1
Goodwill...................................................   3,010.9   3,035.9
Value of business acquired.................................   2,502.1   2,636.3
Deferred policy acquisition costs..........................     890.2     652.5
Intangible assets..........................................   1,330.0   1,348.0
Reinsurance recoverable....................................   4,236.3   4,258.9
Other assets...............................................   2,836.9   3,032.0
Separate account assets....................................  19,071.7  18,662.5
                                                            --------- ---------
   Total Assets............................................ $97,016.0 $99,035.3
                                                            ========= =========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                               December 31,
                                                            -------------------
                                                              2006      2005
                                                            --------- ---------
                                                                      Restated
                                                               (in millions)
Liabilities and Shareholder's Equity

Liabilities:

Future policy benefits..................................... $45,679.6 $44,895.1
Policyholders' funds.......................................  12,374.8  15,928.5
Consumer notes.............................................   2,454.1   2,487.7
Unearned revenue...........................................     215.5     140.9
Unpaid claims and claim expense reserves...................     138.1     231.6
Dividends payable to policyholders.........................     417.7     415.5
Short-term debt............................................     484.9      18.9
Long-term debt.............................................     487.5     540.4
Deferred income tax liability..............................     394.3     327.5
Other liabilities..........................................   4,755.1   5,013.6
Separate account liabilities...............................  19,071.7  18,662.5
                                                            --------- ---------
   Total Liabilities.......................................  86,473.3  88,662.2

Minority interest..........................................     128.1        --

Shareholder's Equity:

Common stock...............................................     330.0     330.0
Additional paid in capital.................................   9,350.1   9,423.4
Retained earnings..........................................     296.0     275.4
Accumulated other comprehensive income.....................     438.5     344.3
                                                            --------- ---------
   Total Shareholder's Equity..............................  10,414.6  10,373.1
                                                            --------- ---------
   Total Liabilities and Shareholder's Equity.............. $97,016.0 $99,035.3
                                                            ========= =========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME

                                                                          Company                 Predecessor Company
                                                           -------------------------------------  -------------------
                                                                                     Period from      Period from
                                                                                      April 29,       January 1,
                                                                                         2004            2004
                                                            Year ended   Year ended    through          through
                                                           December 31, December 31, December 31,      April 28,
                                                               2006         2005         2004            2004
                                                           ------------ ------------ ------------ -------------------
                                                                          Restated     Restated        Restated
                                                                                 (in millions)
Revenues
   Premiums...............................................   $2,687.8     $1,983.8     $1,327.3        $  617.1
   Universal life and investment-type product charges.....      500.5        484.7        300.8           149.4
   Net investment income..................................    3,527.6      3,475.3      2,131.3         1,284.7
   Net realized investment and other gains (losses), net
     of amounts credited to participating pension
     contractholders ( $1.3), ($4.7), ($34.9) and $(8.2),
     respectively)........................................        6.2        514.6        (50.9)          124.1
   Investment management revenues, commissions and other
     fees.................................................      843.5        777.7        513.1           278.2
   Other revenue..........................................       31.3         47.2          4.2             7.8
                                                             --------     --------     --------        --------
       Total revenues.....................................    7,596.9      7,283.3      4,225.8         2,461.3

Benefits and expenses
   Benefits to policyholders, excluding amounts related
     to net realized investment and other gains (losses)
     credited to participating pension contractholders
     ($1.3), ($4.7), ($34.9) and $(8.2), respectively)....    4,479.6      3,911.0      2,313.4         1,299.5
   Other operating costs and expenses.....................    1,460.2      1,464.1        997.1           345.4
   Amortization of deferred policy acquisition costs and
     value of business acquired...........................      299.1        174.3        138.9           110.9
   Dividends to policyholders.............................      509.9        513.4        316.9           157.1
                                                             --------     --------     --------        --------
       Total benefits and expenses........................    6,748.8      6,062.8      3,766.3         1,912.9

Income before income taxes and cumulative effect of
  accounting changes......................................      848.1      1,220.5        459.5           548.4

Income taxes..............................................      267.5        408.8        105.8           167.5
                                                             --------     --------     --------        --------
Income before cumulative effect of accounting changes.....      580.6        811.7        353.7           380.9

Cumulative effect of accounting changes, net of income tax         --           --           --            (3.3)
                                                             --------     --------     --------        --------
Net income................................................   $  580.6     $  811.7     $  353.7        $  377.6
                                                             ========     ========     ========        ========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

              CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S
                        EQUITY AND COMPREHENSIVE INCOME

                                                           Additional            Accumulated Other     Total
                                                   Common   Paid In    Retained    Comprehensive   Shareholder's Outstanding
                                                   Stock    Capital    Earnings    Income (Loss)      Equity       Shares
                                                   ------  ---------- ---------  ----------------- ------------- -----------
                                                               (in millions, except for outstanding share data)
Predecessor Company
Balance at January 1, 2004 - As previously
  reported........................................ $ 10.0  $ 4,763.2  $ 1,332.1      $ 1,477.6       $ 7,582.9      1,000
       Restatements...............................                        (68.3)         (49.0)         (117.3)
                                                   ------  ---------  ---------      ---------       ---------     ------
Balance at January 1, 2004 - Restated............. $ 10.0  $ 4,763.2  $ 1,263.8      $ 1,428.6       $ 7,465.6      1,000
                                                   ======  =========  =========      =========       =========     ======
   Comprehensive income:
       Net income - Restated......................                        377.6                          377.6

       Other comprehensive net income, net of
         tax:.....................................
          Net unrealized investment gains.........                                       (28.6)          (28.6)
          Foreign currency translation
            adjustment............................                                        (0.3)           (0.3)
          Minimum pension liability...............                                         0.6             0.6
          Cash flow hedges - Restated.............                                        11.7            11.7
                                                                                                     ---------
   Comprehensive income - Restated................                                                       361.0
                                                   ------  ---------  ---------      ---------       ---------     ------
Balance at April 28, 2004 Restated................ $ 10.0  $ 4,763.2  $ 1,641.4      $ 1,412.0       $ 7,826.6      1,000
                                                   ======  =========  =========      =========       =========     ======
Acquisition by Manulife Financial Corporation:
Sale of shareholder's equity - Restated...........  (10.0)  (4,763.2)  (1,641.4)      (1,412.0)       (7,826.6)    (1,000)
Manulife Financial Corporation purchase price -
  Restated........................................   10.0    9,484.1                                   9,494.1      1,000

Company
                                                   ------  ---------  ---------      ---------       ---------     ------
Balance at April 29, 2004 - Restated.............. $ 10.0  $ 9,484.1  $      --      $      --       $ 9,494.1      1,000
                                                   ======  =========  =========      =========       =========     ======
   Comprehensive income:
       Net income - Restated......................                        353.7                          353.7

       Other comprehensive net income, net of
         tax:.....................................
          Net unrealized investment losses........                                       411.4           411.4
          Foreign currency translation
            adjustment............................                                         0.6             0.6
          Minimum pension liability...............                                       (11.0)          (11.0)
          Cash flow hedges - Restated.............                                       191.5           191.5
                                                                                                     ---------
   Comprehensive income - Restated................                                                       946.2

Share based payments - Restated...................               6.5                                       6.5
Dividends paid to Parent..........................                       (200.0)                        (200.0)
                                                   ------  ---------  ---------      ---------       ---------     ------
Balance at December 31, 2004 - Restated........... $ 10.0  $ 9,490.6  $   153.7      $   592.5       $10,246.8      1,000
                                                   ======  =========  =========      =========       =========     ======

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

              CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S
                 EQUITY AND COMPREHENSIVE INCOME - (CONTINUED)

                                                               Additional          Accumulated Other     Total
                                                        Common  Paid In   Retained   Comprehensive   Shareholder's Outstanding
                                                        Stock   Capital   Earnings   Income (Loss)      Equity       Shares
                                                        ------ ---------- -------- ----------------- ------------- -----------
                                                                   (in millions, except for outstanding share data)
Company
Balance at January 1, 2005 - Restated.................. $ 10.0  $9,490.6  $ 153.7       $ 592.5        $10,246.8      1,000

   Comprehensive income:
       Net income - Restated...........................                     811.7                          811.7

       Other comprehensive net income, net of tax:
          Net unrealized investment gains..............                                  (420.0)          (420.0)
          Foreign currency translation
            adjustment.................................                                    (1.8)            (1.8)
          Minimum pension liability....................                                     2.4              2.4
          Cash flow hedges - Restated..................                                   171.2            171.2
                                                                                                       ---------
   Comprehensive income - Restated.....................                                                    563.5

Manulife Financial Corporation Purchase price
  reallocation.........................................            (82.1)                                  (82.1)

Share based payments - Restated........................             14.9                                    14.9
Capital Contribution paid by Parent....................  320.0                                             320.0     32,000
Dividends paid to Parent...............................                    (690.0)                        (690.0)
                                                        ------  --------  -------       -------        ---------     ------
Balance at December 31, 2005 - Restated................ $330.0  $9,423.4  $ 275.4       $ 344.3        $10,373.1     33,000
                                                        ======  ========  =======       =======        =========     ======
   Comprehensive income:
       Net income......................................                     580.6                          580.6

       Other comprehensive income, net of tax:
          Net unrealized investment losses.............                                    26.0             26.0
          Foreign currency translation
            adjustment.................................                                     0.4              0.4
          Minimum pension liability....................                                   (16.3)           (16.3)
          Cash flow hedges.............................                                   (76.1)           (76.1)
                                                                                                       ---------
       Comprehensive income............................                                                    514.6

Statement 158 transition adjustment....................                                   160.2            160.2
Transfer of real estate from affiliate.................            (86.7)                                  (86.7)
Share based payments...................................            (21.4)                                  (21.4)
Employee stock option plan (ESOP)......................             34.8                                    34.8
Dividends paid to Parent...............................                    (560.0)                        (560.0)
                                                        ------  --------  -------       -------        ---------     ------
Balance at December 31, 2006........................... $330.0  $9,350.1  $ 296.0       $ 438.5        $10,414.6     33,000
                                                        ======  ========  =======       =======        =========     ======

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                           Company                 Predecessor Company
                                                            -------------------------------------  -------------------
                                                                                      Period from      Period from
                                                                                       April 29,       January 1,
                                                                                          2004            2004
                                                             Year ended   Year ended    through          through
                                                            December 31, December 31, December 31,      April 28,
                                                                2006         2005         2004            2004
                                                            ------------ ------------ ------------ -------------------
                                                                           Restated     Restated        Restated
                                                                                  (in millions)
Cash flows from operating activities:
   Net income..............................................  $    580.6   $    811.7   $   353.7        $   377.6
       Adjustments to reconcile net income to
         net cash provided by operating
         activities:
          Amortization of premium - fixed
            maturities.....................................       453.9        587.9       437.1              6.2
          Net realized investment (gains)/losses...........        (6.2)      (514.6)       50.9           (124.1)
          Change in accounting principles..................          --           --          --              3.3
          Amortization of deferred acquisition
            costs..........................................       163.8          4.5        18.3            105.8
          Amortization of value of business
            acquired.......................................       135.3        169.8       120.6              5.1
          Capitalized deferred acquisition costs...........      (395.7)      (416.2)     (236.5)          (121.7)
          Depreciation and amortization....................        28.3         22.9        22.4              9.9
          Net cash flows from trading securities...........         4.6         (0.4)       (3.8)             0.3
          Decrease (increase) in accrued
            investment income..............................       106.0       (294.8)       75.5            (57.2)
          Decrease (increase) in premiums and
            accounts receivable ...........................        40.6        (57.9)       21.0             15.9
          (Increase) decrease in other assets
            and other liabilities, net.....................      (149.6)       429.5       (53.6)           (60.5)
          Increase in policy liabilities and
            accruals, net..................................       876.2        337.4       698.9            314.1
          Increase in income taxes.........................       116.7        530.0       247.3            111.9
                                                             ----------   ----------   ---------        ---------
              Net cash provided by operating
                activities.................................     1,954.5      1,609.8     1,751.8            586.6

Cash flows used in investing activities:
   Sales of:
          Fixed maturities available-for-sale..............    10,381.7      9,978.0     2,156.9          2,731.2
          Equity securities available-for-sale.............       166.7      2,002.8       214.7            154.9
          Real estate......................................         8.8         32.1         6.2             97.7
          Other invested assets............................     1,400.0      1,055.9       570.9            130.7
   Maturities, prepayments and scheduled
     redemptions of:
          Fixed maturities held-to-maturity................          --           --          --             40.3
          Fixed maturities available-for-sale..............       925.9      2,064.8     2,926.4          1,497.6
          Other invested assets............................          --           --         4.6               --
          Mortgage loans on real estate....................     1,877.3      2,224.6     1,019.9            615.0
   Purchases of:
          Fixed maturities available-for-sale..............   (11,072.0)   (11,578.3)   (4,020.5)        (5,983.2)
          Equity securities available-for-sale.............      (462.5)    (1,493.7)     (252.7)           (39.6)
          Real estate......................................      (449.2)      (560.9)     (117.4)            (6.9)
          Other invested assets............................      (552.0)      (454.0)     (508.7)          (626.9)
Mortgage loans on real estate issued.......................    (1,094.0)    (1,428.5)   (1,419.9)          (507.9)
Net cash paid for related party real estate................      (150.4)          --          --               --
Net cash received related to sales of businesses...........        37.9           --          --               --
Other, net.................................................        60.2         (1.0)       (7.4)           (70.2)
                                                             ----------   ----------   ---------        ---------
Net cash provided by (used in) investing
  activities...............................................  $  1,078.4   $  1,841.8   $   573.0        $(1,967.3)

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                  Company                 Predecessor Company
                                                   -------------------------------------  -------------------
                                                                             Period from      Period from
                                                                              April 29,       January 1,
                                                                                 2004            2004
                                                    Year ended   Year ended    through          through
                                                   December 31, December 31, December 31,      April 28,
                                                       2006         2005         2004            2004
                                                   ------------ ------------ ------------ -------------------
                                                                  Restated     Restated        Restated
                                                                         (in millions)
Cash flows from financing activities:
   Capital contribution paid by Parent............  $      --    $   320.0    $      --        $      --
   Dividends paid to Parent.......................     (560.0)      (690.0)      (200.0)          (100.0)
   Increase in notes receivable from affiliates...      (90.0)          --           --               --
   Universal life and investment-type contracts
     deposits.....................................    3,412.6      3,292.4      3,551.4          2,833.0
   Universal life and investment-type contract
     maturities and withdrawals...................   (7,407.8)    (6,412.4)    (6,179.8)        (2,663.7)
   Net transfers to separate accounts from
     policyholders funds..........................      277.5        865.8       (460.9)           (41.1)
   Excess tax benefits related to share based
     payments.....................................       19.3           --           --               --
   (Repayments) issuance of consumer notes, net...      (33.6)       108.6        407.5            372.2
   Issuance of short-term debt....................      478.1        153.4         88.7               --
   Issuance of long-term debt.....................        2.8          3.5          2.3              0.3
   Repayment of short-term debt...................      (67.8)      (197.2)       (46.4)           (41.8)
   Repayment of long-term debt....................       (7.8)       (14.6)       (11.9)            (1.2)
                                                    ---------    ---------    ---------        ---------
   Net cash (used in) provided by financing
     activities...................................   (3,976.7)    (2,570.5)    (2,849.1)           357.7

   Net increase (decrease) in cash and cash
     equivalents..................................     (943.8)       881.1       (524.3)        (1,023.0)
                                                    ---------    ---------    ---------        ---------
Cash and cash equivalents at beginning of period..    1,873.0        991.9      1,516.2          2,539.2
                                                    ---------    ---------    ---------        ---------
Cash and cash equivalents at end of period........  $   929.2    $ 1,873.0    $   991.9        $ 1,516.2
                                                    =========    =========    =========        =========

The accompanying notes are an integral part of these consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 -- Change of Control

John Hancock Life Insurance Company, (the Company) is a wholly owned subsidiary of John Hancock Financial Services, Inc. (JHFS). Effective April 28, 2004, Manulife Financial Corporation ("Manulife") acquired all of the outstanding common shares of JHFS that were not already beneficially owned by Manulife as general fund assets and JHFS became a wholly owned subsidiary of Manulife (the "acquisition" or "merger"). The combined entity has a more diversified product line and distribution capabilities and expects to have improved operating efficiencies and a leading position across all its core business lines.

Pursuant to the terms of the acquisition, the holders of JHFS common shares received 1.1853 shares of Manulife stock for each JHFS common share. Approximately 342 million Manulife common shares were issued at an ascribed price of CDN $39.61 per share based on the volume weighted average closing stock price of the common shares for the period from September 25, 2003 to September 30, 2003. In addition, all of the JHFS unvested stock options as of the date of announcement of the acquisition on September 28, 2003, vested immediately prior to the closing date and were exchanged for options exercisable for approximately 23 million Manulife common shares.

The acquisition of JHFS's shares by Manulife was effected through the merger of JHFS with Jupiter Merger Corporation (Jupiter), a subsidiary of Manulife, which was organized solely for the purpose of effecting the merger with JHFS. Prior to the merger, Jupiter had a note payable to MLI Resources Inc., an affiliated Manulife entity in the amount of $260.7 million in consideration for previously purchased shares of JHFS, which were cancelled upon merger.

The merger was accounted for using the purchase method under Statement of Financial Accounting Standards (SFAS) No. 141 "Business Combinations" and SFAS No. 142 "Goodwill and Other Intangible Assets". Under the purchase method of accounting, the assets acquired and liabilities assumed were recorded at estimated fair value at the date of merger and these values were "pushed down" to the Company's financial statements in accordance with push down accounting rules.

The purchase equation was finalized for a reallocation between the various JHFS entities due to a change in the estimated fair valuation of the entities during the second quarter of 2005. The adjustments made to the Company's balance sheet are comprised of:

    .  Refinement of policy liability valuation models;

    .  Other refinement of fair values; and

    .  Additional restructuring accruals.

Refinement of policy liability valuation models include refinements to models and the investment strategies reflected in those models, harmonization of assumptions and assumption changes as a result of further analysis of pre-acquisition experience.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed as at the date of acquisition and has been updated for the finalization of the purchase equation in 2005 (in millions):

                                                     Fair Value  Final Purchase
As of April 28, 2004                     As Reported Adjustments    Equation
--------------------                     ----------- ----------- --------------
Assets
Total investments.......................  $65,904.1    $(136.6)    $65,767.5
Goodwill - Restated.....................    3,068.8      (26.7)      3,042.1
Value of business acquired..............    2,864.6       25.7       2,890.3
Intangible assets.......................    1,351.8         --       1,351.8
Deferred tax asset......................      436.4         --         436.4
Cash and cash equivalents...............    1,684.7         --       1,684.7
Reinsurance recoverable, net............    3,162.0         --       3,162.0
Other assets acquired...................    3,067.4      (23.2)      3,044.2
Separate account assets.................   18,331.9         --      18,331.9
                                          ---------    -------     ---------
Total assets acquired - Restated........  $99,871.7    $(160.8)    $99,710.9
                                          =========    =======     =========
Liabilities:
Policy liabilities......................  $66,277.5    $(189.5)    $66,088.0
Other liabilities - Restated............    5,768.2      110.8       5,879.0
Separate accounts.......................   18,331.9         --      18,331.9
                                          ---------    -------     ---------
Total liabilities assumed - Restated....  $90,377.6    $ (78.7)    $90,298.9
                                          =========    =======     =========
Net assets acquired - Restated..........  $ 9,494.1    $ (82.1)    $ 9,412.0
                                          =========    =======     =========

Goodwill of $3,042.1 million (restated) at December 31, 2005 has been allocated to the Company's business and geographic segments, see Note 17 -- Goodwill and Other Intangible Assets. Of the $3,042.1 (restated) million at December 31, 2005 in goodwill, no material amount is expected to be deductible for tax purposes. Value of business acquired is the present value of estimated future profits of insurance policies in force related to businesses acquired by Manulife, and has been allocated to the Company's business and geographic segments, see Note 17 -- Goodwill and Other Intangible Assets.

Aside from goodwill and value of business acquired, intangible assets of $1,351.8 million resulting from the acquisition consists of the "John Hancock" brand name, distribution network, investment management contracts in the mutual funds business and other investments management contracts in the institutional investment advisory business. Refer to Note 17 -- Goodwill and Other Intangible Assets for a more complete discussion of these intangible assets.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Restructuring Costs

Prior to the merger, the Company continued its Competitive Positioning Project, which involved reducing costs and increasing future operating efficiencies by consolidating portions of the Company's operations. The Project consisted primarily of reducing staff in the home office and terminating certain operations outside the home office.

Following the acquisition of the Company by Manulife on April 28, 2004, Manulife developed a plan to integrate the operations of the Company with its consolidated subsidiaries. Manulife believes the restructuring was essentially completed at the end of 2005. Restructuring costs of $85.1 million were recognized by the Company as part of the purchase transaction and consist primarily of exit and consolidation activities involving operations, certain compensation costs, and facilities. The accruals for the restructuring costs are included in other liabilities on the Company's Consolidated Balance Sheets and in other operating costs and expenses on the consolidated income statements. As part of the finalization of the purchase equation in the second quarter of 2005, the total restructuring costs increased by $25.0 million to $110.1 million.

The following details the amounts and status of restructuring costs:

                          Amount                Amount                    Amount                    Amount
                         Utilized              Utilized                  Utilized                  Utilized
                        January 1,            April 29,                 January 1,                January 1
             Pre-merger    2004                  2004                      2005                      2006
             accrual at  through               through     Accrual at    through     Accrual at    through     Accrued at
             January 1, April 28,   Accrued  December 31, December 31, December 31, December 31, December 31, December 31,
Type of Cost    2004       2004    at merger     2004         2004         2005         2005         2006         2006
------------ ---------- ---------- --------- ------------ ------------ ------------ ------------ ------------ ------------
                                                             (in millions)
 Personnel..   $12.0       $3.3     $ 43.1      $ 9.6        $ 42.2       $23.3        $18.9        $13.3        $ 5.6
 Facilities.      --         --       67.0        7.8          59.2        31.6         27.6         16.9         10.7
               -----       ----     ------      -----        ------       -----        -----        -----        -----
   Total....   $12.0       $3.3     $110.1      $17.4        $101.4       $54.9        $46.5        $30.2        $16.3
               =====       ====     ======      =====        ======       =====        =====        =====        =====

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 2 -- Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company is a diversified financial services organization that provides a broad range of insurance and investment products and investment management and advisory services. The Company is an indirect, wholly owned subsidiary of Manulife Financial Corporation. Since April 28, 2004, the Company operates as a subsidiary of Manulife, as a result of the merger. The "John Hancock" name is Manulife's primary U.S. brand.

Basis of Presentation. The accompanying financial statements as of December 31, 2006 and 2005, for the year ended December 31, 2006 and 2005, and for the period from April 29, 2004 to December 31, 2004 reflect the results of adjustments required under the purchase method of accounting. The accompanying predecessor financial statements for periods prior to the date of the merger are presented under the predecessor Company's historical basis of accounting and do not reflect any adjustments that were required as a result of the merger with Manulife. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates. Certain prior year amounts have been reclassified to conform to the current year presentation.

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and or controlled subsidiaries and subsidiaries of which it is the primary beneficiary. Please refer to Note 4 - Relationships with Variable Interest Entities for more information on the Company's relationships with variable interest entities. All significant intercompany transactions and balances have been eliminated. When the Company consolidates partnership or LLC interests, the partnership is consolidated onto the accounts of the separate accounts if the separate accounts own a greater share than the Company's general account and is consolidated onto the Company's general accounts if the general account owns a greater share than the Company's separate accounts. When consolidation through the Company's separate accounts takes place, additional separate account assets (with offsetting separate account liabilities) are recognized to bring total Company exposure up to total partnership or LLC assets and intercompany eliminations between the Company's general accounts and separate accounts are not performed.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. Other entities in which the Company has a less than controlling financial interest, whether variable interest entities (VIEs) or not, are accounted for under guidance appropriate to each relationship, whether the Company invests in their debt or equity securities, issues funding agreements to them, manages them as investment advisor, or performs other transactions with them or provides services to them.

Restatements. The accompanying financial statements and footnote disclosures have been restated as of December 31, 2006 and for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period January 1, 2004 through April 28, 2004. There were five items requiring restatement as described below.

The financial statements have been restated for a miscalculation of a tax liability on the 1999 gain on the sale of a subsidiary company, Unigard Security Insurance Company. During the 2006 Internal Revenue Service (IRS) audit of the Company's 1999 federal tax return, the miscalculation was discovered and brought to management's attention. An amount was recorded in line with the IRS assessment of the tax liability. The amount of the additional tax and interest has been reflected in the accompanying financial statements. This adjustment decreased net income by $1.8 million, $1.2 million and $0.5 million for the year ended December 31, 2005, the period from April 29, 2004 to December 31, 2004 and the period from January 1, 2004 to April 28, 2004, respectively. Total shareholders' equity was reduced by $36.6 million as of January 1, 2004. At the merger date, April 29, 2004, the cumulative restatement of $37.1 million was removed from stockholders' equity and recorded as an increase to goodwill.

The financial statements have also been restated in relation to the accounting for reinsurance treaties between the Company and its affiliated company, John Hancock Reassurance Company. Ltd. of Bermuda (JHReCo). The Company cedes both long term care and group annuity insurance business to JHReCo. The treaties leave the assets supporting the reinsured business with the Company, thus requiring an interest rate calculation which is used to pass interest earned on the assets to the reinsurer. Both long term care and group annuity use interest rate derivatives for asset/liability management purposes to bridge the gap between the duration of the asset portfolio and the liabilities. During 2006, the treaty settlements were reviewed and errors were noted with respect to the determination of the interest rate calculation and related settlement amount, including the treatment of derivatives and the treatment of unrealized gains on derivatives. The Company's net income and other comprehensive income were restated for these items. This adjustment decreased net income by $54.7

                      JOHN HANCOCK LIFE INSURANCE COMPANY
million and $16.3 million for the year ended December 31, 2005 and the period from April 29, 2004 to December 31, 2004, respectively. This adjustment increased net income by $48.8 million for the period from January 1, 2004 to April 28, 2004. Retained earnings and accumulated other comprehensive income were decreased by $31.7 million and $49.0 million, respectively, as of January 1, 2004. Other comprehensive income decreased by $38.8 million and $50.9 million for the year ended December 31, 2005 and the period from April 29, 2004 to December 31, 2004, respectively.

The Company has certain investments in its investment portfolio which at the time of the merger were determined to have characteristics which were not optimal for business segments in its asset/liability matching models and more appropriately held in the surplus segment. The Company moved the investments from the business segments into the corporate segment replacing them with investments with characteristics more suited to the business requirements. During this realignment process, these assets were transferred in error from an affiliated company, John Hancock Insurance Company of Vermont (JHIC of Vermont), to the Company. The financial statements have been restated for the net investment income on the investments that belonged to the affiliated company. This adjustment decreased net income by $1.3 million and $0.5 million for the year ended December 31, 2005 and the period from April 29, 2004 to December 31, 2004, respectively.

The Company also restated its 2005 balance sheet to record the impact of tax benefits realized as a result of option exercises and reclassified amounts payable to MFC to paid in capital for the share based compensation incurred by MFC on behalf of Company employees for 2005 and 2004. This adjustment increased paid in capital by $14.9 million as of December 31, 2005 and by $6.5 million as of December 31, 2004. In addition, the Company recognized the net income impact associated with recognizing retirement eligibility at the date of grant. This adjustment increased net income by $0.3 million for the year ended December 31, 2005 and decreased net income by $1.0 million for the period from April 29, 2004 to December 31, 2004.

The following is a summary of the line items impacted by the Restatement for the 2005 consolidated Balance Sheet and the Consolidated Statements of Income and Shareholders' Equity for the year ended December 31, 2005, the period from April 29 through December 31, 2004 and the period from January 1 through
April 28, 2004:

                                               *Prior to
                                              Restatement Adjustments Restated
                                              ----------- ----------- ---------
                                                        (in millions)
December 31, 2005
Accrued investment income                      $   718.6    $  (2.9)  $   715.7
Goodwill                                         3,005.0       30.9     3,035.9
Total assets                                    99,007.3       28.0    99,035.3
Deferred income tax liability                      371.7      (44.2)      327.5
Other liabilities                                4,813.7      199.9     5,013.6
Total liabilities                               88,506.5      155.7    88,662.2
Additional paid in capital                       9,384.9       38.5     9,423.4
Retained earnings                                  351.9      (76.5)      275.4
Accumulated other comprehensive income             434.0      (89.7)      344.3
Total shareholder's equity                      10,500.8     (127.7)   10,373.1
Total liabilities and shareholder's equity      99,007.3       28.0    99,035.3
                                               ---------    -------   ---------
December 31, 2004
Additional paid in capital                       9,467.0       23.6     9,490.6
Retained earnings                                  172.7      (19.0)      153.7
Accumulated other comprehensive income             643.4      (50.9)      592.5
Total shareholder's equity                      10,293.1      (46.3)   10,246.8
                                               ---------    -------   ---------
April 29, 2004
Additional paid in capital                       9,467.0       17.1     9,484.1
Total shareholder's equity                       9,477.0       17.1     9,494.1
                                               ---------    -------   ---------
April 28, 2004
Retained earnings                                1,661.4      (20.0)    1,641.4
Total shareholder's equity                       7,846.6      (20.0)    7,826.6
                                               ---------    -------   ---------
--------
* Certain prior year amounts have been reclassified to conform to the current year presentation.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                              *Prior to
                                                             Restatement Adjustments Restated
                                                             ----------- ----------- --------
                                                                      (in millions)
January 1, 2004
Retained earnings                                             $1,332.1     $ (68.3)  $1,263.8
Accumulated other comprehensive income                         1,477.6       (49.0)   1,428.6
Total shareholder's equity                                     7,582.9      (117.3)   7,465.6
                                                              --------     -------   --------
For the year ended December 31, 2005
Net investment income                                          3,477.4        (2.1)   3,475.3
Total revenue                                                  7,285.4        (2.1)   7,283.3
Benefits to policyholders                                      3,818.1        92.9    3,911.0
Other operating costs and expenses                             1,470.4        (6.3)   1,464.1
Total benefits and expenses                                    5,976.2        86.6    6,062.8
Income before income taxes                                     1,309.2       (88.7)   1,220.5
Income taxes                                                     440.0       (31.2)     408.8
Net income                                                       869.2       (57.5)     811.7
                                                              --------     -------   --------
For the period from April 29, 2004 through December 31, 2004
Net investment income                                          2,132.1        (0.8)   2,131.3
Total revenue                                                  4,226.6        (0.8)   4,225.8
Benefits to policyholders                                      2,288.9        24.5    2,313.4
Other operating costs and expenses                               993.4         3.7      997.1
Total benefits and expenses                                    3,738.1        28.2    3,766.3
Income before income taxes                                       488.5       (29.0)     459.5
Income taxes                                                     115.8       (10.0)     105.8
Net income                                                       372.7       (19.0)     353.7
                                                              --------     -------   --------
For the period from January 1, 2004 through April 28, 2004
Benefits to policyholders                                      1,300.2        (0.7)   1,299.5
Other operating costs and expenses                               418.9       (73.5)     345.4
Total benefits and expenses                                    1,987.1       (74.2)   1,912.9
Income before income taxes                                       474.2        74.2      548.4
Income taxes                                                     141.6        25.9      167.5
Net income                                                       329.3        48.3      377.6

--------
* Certain prior year amounts have been reclassified to conform to the current year presentation.

In addition, the Consolidated Statements of Cash Flows for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period from January 1, 2004 through April 28, 2004 have been restated to correct errors in the classification of the Company's cash flows for universal life and investment-type contract deposits and maturities and withdrawals. Also, cash flows were restated for net transfers to separate accounts from policyholders. All such cash flows were previously included in cash flows from operating activities and are now included in cash flows from financing activities. Universal life and investment-type contract deposits were increased by $2.7 billion, $2.9 billion and $1.5 billion, respectively, for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period from January 1, 2004 through April 28, 2004. Universal life and investment-type contract maturities and withdrawals were increased by $2.2 billion, $3.2 billion and $1.4 billion, respectively, for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period from January 1, 2004 through April 28, 2004. Net transfers to separate accounts from policyholders were $865.8 million, $(460.9) million and $(41.1) million, respectively, for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period from January 1, 2004 through April 28, 2004. The restatements do not have an impact on the Company's Consolidated Statements of Income, Consolidated Statements of Shareholder's Equity and Comprehensive Income, or total change in cash and cash equivalents on the Consolidated Statements of Cash Flows for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period from January 1, 2004 through April 28, 2004. In addition, they did not have an impact on the Consolidated Balance Sheets of December 31, 2005 and 2004.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Investments. At December 31, 2006, the Company classifies its debt securities into one category: available-for-sale. Fixed maturity investments include bonds, mortgage-backed securities, and mandatorily redeemable preferred stock and are classified as available-for-sale. Fixed maturity investments classified as available-for-sale are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholders' equity, net of related amortization of deferred policy acquisition costs, amounts credited to participating pension contractholders, amounts credited to the policyholder dividend obligation, and applicable taxes. Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment and other gains (losses).

For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities include common stock and non-mandatorily at redeemable preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available-for-sale, unrealized gains and losses are reflected in shareholders' equity, as described above for fixed maturity securities. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses). Trading securities are marked to fair value with associated gains and losses, both realized and unrealized, included in the Company's consolidated statements of income.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premium or discount, less allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any change to the valuation allowance for real estate to be disposed of is reported as a component of net realized investment and other gains (losses). The Company does not depreciate real estate to be disposed. The carrying value of real estate to be disposed of was $0 million and $0 million at December 31, 2006 and 2005, respectively.

Policy loans are carried at unpaid principal balances, which approximate fair value.

Short-term investments, which include investments with maturities greater than 90 days and less than one year, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating pension contractholder accounts.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Derivative Financial Instruments. The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates and equity market prices, and also to manage the duration of assets and liabilities. All derivative instruments are carried on the Company's Consolidated Balance Sheets at fair value.

In certain cases, the Company uses hedge accounting as allowed by the Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards
(SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments as well as the offsetting changes in fair value of the hedged items are recorded in net realized investment and other gains (losses). For fair value hedges, when the derivative has been terminated, a final fair value change is recorded in net realized investment and other gains (losses), as well as the offsetting changes in fair value for the hedged item. At maturity, expiration or sale of the hedged item, a final fair value change for the hedged item is recorded in net realized investment and other gains (losses), as well as offsetting changes in fair value for the derivative. Basis adjustments are amortized into income through net realized investment and other gains (losses).

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the accumulated other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, and swaptions), the premium is amortized into investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Deferred Policy Acquisition Costs. Deferred policy acquisition costs (DAC) are costs that vary with, and are related primarily to, the production of new insurance business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain costs of policy issuance and underwriting, and certain agency expenses. The Company tests the recoverability of its DAC quarterly with a model that uses data such as market performance, lapse rates and expense levels. As of December 31, 2006, the Company's DAC asset was deemed recoverable. Similarly, any amounts assessed as initiation fees, or front-end loads, are recorded as unearned revenue. For non-participating term life and long-term care insurance products, such costs are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For participating traditional life insurance policies, such costs are amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance policies and investment-type products, such costs and unearned revenues are being amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results and mortality and expense margins.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

In the development of expected gross profits, the Company is required to estimate the growth in the policyholder account balances upon which certain asset based fees are charged. In doing so, the Company assumes that, over the long term, account balances will grow from investment performance. The rate of growth takes into account the current fixed income/equity mix of account balances as well as historical fixed income and equity investment returns. The Company also assumes that historical variances from the long-term rate of investment return will reverse over the next fifteen year period. The resulting rates for the next fifteen years are reviewed for reasonableness, and they are raised or lowered if they produce an annual growth rate that the Company believes to be unreasonable.

When DAC and unearned revenue are amortized in proportion to estimated gross profits, the effects on the amortization of DAC and unearned revenues of revisions to estimated gross margins and profits are reflected in earnings in the period such revisions are made. Expected gross profits or expected gross margins are discounted at periodically revised interest rates and are applied to the remaining benefit period. Total amortization of DAC was $163.8 million and $4.5 million for the year ended December 31, 2006 and 2005, was $18.3 million and $105.8 million for the periods from April 29, 2004 through December 31, 2004 and from January 1, 2004 through April 28, 2004, respectively.

Amortization of DAC is allocated to: (1) unrealized investment gains and losses, net of tax, to provide for the effect on the DAC asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and (2) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding realized gains and losses, relating to policies and contracts in force.

Reinsurance. The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Refer to Note 11 -- Reinsurance for additional disclosures regarding this topic.

Goodwill and Other Intangible Assets. In the merger with Manulife, the Company de-recognized its intangible assets including goodwill, value of business acquired (VOBA) and management contracts. Also in the merger, the Company recognized new non-amortizable intangible assets including goodwill, brand name and investment management contracts, and recognized new amortizable intangible assets including VOBA, distribution networks and other investment management contracts. The Company accounts for all of these intangible assets in accordance with Statement of Financial Standards No. 142 -- Goodwill and Other Intangible Assets, including initial valuation, amortization or non-amortization, and impairment testing for these intangible assets. Refer to
Note 17 -- Goodwill and Other Intangible Assets for a detailed discussion and presentation of each of these new intangible assets.

Separate Accounts. Separate account assets and liabilities reported in the Company's Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment and other gains (losses) of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in the revenues of the Company.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Future Policy Benefits and Policyholders' Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 2.5% to 5.5%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 4.3% to 6.3% for life insurance liabilities, from 1.5% to 7.0% for individual annuity liabilities and from 1.8% to 6.3% for group annuity liabilities.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management. Interest rates used in establishing such liabilities range from 5.0% to 6.9%.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

Policyholders' funds for universal life and investment-type products, including guaranteed investment contracts and funding agreements, are equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the merger date, and additional reserves established on certain guarantees offered in certain variable annuity products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 4.2% to 8.5% for universal life insurance products and from 1.7% to 6.3% for investment type products. Policy benefits charged to expense also include the change in the additional reserve for fair value adjustments as of the merger date and certain guarantees offered in certain investment type products.

Major components of policyholders' funds in the Company's Consolidated Balance Sheets are summarized in the table below:

                                                               December 31,
                                                            -------------------
                                                              2006      2005
                                                            --------- ---------
                                                               (in millions)
Liabilities for policyholders' funds
   Guaranteed investment contracts......................... $ 2,314.7 $ 2,935.2
   U.S. funding agreements.................................     139.3     138.6
   Global funding agreements backing medium-term notes.....   6,009.9   8,713.6
   Other investment-type contracts.........................   2,004.9   2,035.4
                                                            --------- ---------
       Total liabilities for investment-type contracts.....  10,468.8  13,822.8
Liabilities for individual annuities.......................      57.9       1.7
Universal life and other reserves..........................   1,848.1   2,104.0
                                                            --------- ---------
Total liabilities for policyholders' funds................. $12,374.8 $15,928.5
                                                            ========= =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Global Funding Agreements. The Company has two distribution programs for global funding agreements that back medium-term notes sold worldwide.

Under these programs, global funding agreements are purchased from the Company by special purpose entities (SPEs) that fund their purchases with the proceeds from their issuance of medium-term notes to investors. These SPEs pledge the global funding agreements and annuities as security for the repayment of their medium-term notes, but the notes are non-recourse to the Company and its subsidiaries. Under these distribution programs, as of December 31, 2006 and 2005, the Company had $5.9 billion and $8.7 billion, respectively, of global funding agreements outstanding.

These global funding agreements are investment products that pay a stated rate of interest on the principal amount and repay the principal at maturity. The global funding agreements may not be terminated or surrendered prior to maturity. Claims for principal and interest under the global funding agreements are afforded equal priority to claims of life insurance and annuity policyholders under the insolvency provisions of the Massachusetts Insurance Laws. If a medium-term note sold world-wide under the two programs is denominated in a currency different from the currency of the related global funding agreement, the Company also enters into a currency swap with the SPE, and a third party, to match currencies. Similarly, the Company may enter into an interest rate swap with the SPE to match the interest rate characteristics of the global funding agreement to those of the related medium-term note.

Under the first program, established in May 1998 for $2.5 billion, and expanded to $7.5 billion in 1999, an SPE issued medium-term notes in Europe, Asia and Australia. As of December 31, 2006 and 2005, there was $2.0 billion and $2.5 billion, respectively, outstanding under this program. This SPE is not consolidated in the Company's consolidated financial statements.

Under the second program, established in June 2000, for $5.0 billion, expanded in stages to $12.5 billion by June 2003, an SPE issued medium-term notes in Europe, Asia, and to institutional investors in the United States. As of December 31, 2006 and 2005, there was $3.9 billion and $6.2 billion, respectively, outstanding under this program. This SPE is not consolidated in the Company's consolidated financial statements. The funding agreements backing the related medium-term notes for both of these programs are included in policyholders' funds in the Company's consolidated balance sheets.

At December 31, 2006, the annual contractual maturities of global funding agreements backing medium term notes issued under these programs were as follows: 2007--$861.6 million; 2008--$1,488.2 million; 2009--$1,753.9 million;
2010--$736.0 million, 2011--$573.9 million and thereafter--$430.9 million.

Participating Insurance. Participating business represents more than 50% of the Company's traditional life net insurance in force for 2006, 2005, and 2004.

The portion of earnings allocated to participating pension contractholders and closed block policyholders that cannot be expected to inure to the Company is excluded from net income and shareholders' equity.

The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors.

The determination of the amount of policyholders' dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year, and is based on management's judgment as to the appropriate level of statutory surplus to be retained by the Company. For policies included in the closed block, expense experience is not included in determining policyholders' dividends.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded in income when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due. Premiums from group life and health insurance contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

Investment advisory, transfer agent, distribution and service fees are recognized as revenues when services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income in the year received. Selling commissions paid to the selling broker/dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods not exceeding six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

Share-Based Payments. The Company adopted FAS 123(R) "Share Based Payment" on January 1, 2006. The standard requires that the costs resulting from share-based payment transactions with employees be recognized in the financial statements utilizing a fair value based measurement method. The Company had previously adopted the fair value recognition provisions of SFAS 123 "Accounting for Stock Options" effective January 1, 2003 prospectively for all options granted to employees on or after January 1, 2003. Upon adoption of SFAS No. 123(R), there were no unvested stock options issued prior to January 1, 2003, and therefore, the adoption had no impact to the Company's financial condition or results of operations. For stock option grants made to employees prior to January 1, 2003, the Company applied the intrinsic value measurement provisions of Accounting Principles Board (APB) Opinion No. 25, "Accounting for Stock Issued to Employees."

In the merger all of the JHFS unvested stock options as of the date of announcement of the merger on September 28, 2003, vested immediately prior to the closing date and were exchanged for options exercisable for approximately 23 million Manulife common shares. In addition, substantially all outstanding grants of restricted stock as of the date of the announcement of the merger on September 28, 2003, vested immediately prior to the closing date. Subsequent to the merger, the Company continues to incur compensation expense related to stock compensation issued by Manulife.

Upon adoption of FAS 123(R), the Company was required to determine the portion of additional paid-in capital that was generated from the realization of excess tax benefits prior to the adoption of 123(R) available to offset deferred tax assets that may need to be written off in future periods had the Company adopted the SFAS 123 fair value recognition provisions in 2001. The Company elected to calculate this "pool" of additional paid-in capital using the shortcut method as permitted by FASB Staff Position ("FSP") 123(R)-3, "Transition Election to Accounting for the Tax Effects of Share Based Payment Awards."

SFAS No. 123(R) also requires the benefits of tax deductions in excess of recognized compensation cost to be reported as a financing cash flow, rather than as an operating cash flow. This requirement reduces net operating cash flows and increases net financing cash flows in periods after adoption. Upon adoption in 2006, the Company recognized $19.3 million of excess tax benefits related to share based payments which was reclassified from net operating cash flows to net financing cash flows.

Federal Income Taxes. The provision for Federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates. Refer to
Note 6 -- Income Taxes for additional disclosures on this topic.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Foreign Currency Translation. The assets and liabilities of operations in foreign currencies are translated into United States dollars at current exchange rates. Revenues and expenses are translated at average rates during the year. The resulting net translation adjustments for each year are accumulated and included in shareholders' equity. Gains or losses on foreign currency transactions are reflected in earnings.

Cumulative Effect of Accounting Changes

   Emerging Issues Task Force Issue No. 04-5 - "Investor's Accounting for an Investment in a Limited Partnership When the Investor Is the Sole General Partner and the Limited Partners Have Certain Right" ("EITF No. 04-5")

The Company adopted EITF 04-5 on January 1, 2006 which required consolidation of three limited partnerships which the Company manages. Consolidation of two partnerships into the Company's general fund as of December 31, 2006, resulted in an increase in invested assets of $128.1 million and an increase in minority interest of $128.1 million. Consolidation of one partnership into the Company's separate accounts as of December 31, 2006 resulted in an increase in separate account assets of $57.6, and an increase in separate account liabilities of $57.6. Refer to Recent Accounting Pronouncements for further discussion.

   Statement of Position 03-1 - Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts ("SOP-03-1")

The Company adopted SOP 03-1 on January 1, 2004, which resulted in a decrease in shareholders' equity of $1.5 million (net of tax of $0.8 million). The Company recorded a reduction in net income of $3.3 million (net of tax of $1.8 million) partially offset by an increase in other comprehensive income of $1.8 million (net of tax of $1.0 million) which were recorded as the cumulative effects of an accounting change, on January 1, 2004. In addition, in conjunction with the adoption of SOP 03-1 the Company reclassified $933.8 million in separate account assets and liabilities to the general account balance sheet accounts. Refer to Recent Accounting Pronouncements for further discussion.

Recent Accounting Pronouncements

   Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS No. 159")

In February 2007, the Financial Accounting Standards Board (the "FASB") issued SFAS No. 159. SFAS No. 159's objective is to enable companies to mitigate that earnings volatility which is caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. SFAS No. 159 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable, and can be applied on a partial basis, i.e. to some but not all similar financial assets or liabilities.

SFAS No. 159 will be effective for the Company's financial statements beginning January 1, 2008, and will then be prospectively applicable. The Company is currently evaluating the impact SFAS No. 159 will have on its consolidated financial position or results of operations.

   Statement of Financial Accounting Standards No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 123R ("SFAS 158")

On December 31, 2006, the Company adopted SFAS No. 158. SFAS No. 158 requires the Company on a prospective basis to recognize in its statement of financial position either an asset for a defined benefit postretirement plan's overfunded status or a liability for its underfunded status. Changes in the funded status of a defined benefit postretirement plan are recognized in comprehensive income in the year the changes occur.

As a result of the Company's adoption of SFAS No. 158 as of December 31, 2006, the Company recorded pre-tax other comprehensive income of $246.4 million, to recognize the funded status of its defined benefit pension and other postretirement benefit plans, resulting in accumulated other comprehensive income of $208.0 million.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

   Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157")

In September 2006, the FASB issued SFAS No. 157. This standard, which provides guidance on how to measure fair values of assets and liabilities, applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not discuss when to use fair value accounting. SFAS
No. 157 establishes a fair value measurement hierarchy that gives the highest priority to quoted prices in active markets and the lowest priority to unobservable data, and requires fair value measurements to be separately disclosed by level within the hierarchy.

SFAS No. 157 will be effective for the Company beginning January 1, 2008 and will then be generally prospectively applicable. The Company is currently evaluating the impact SFAS No. 157 will have on its consolidated financial position or results of operations.

   United States Securities and Exchange Commission Staff Accounting Bulletin ("SAB") No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB No. 108")

The SEC staff published SAB 108 on September 13, 2006. SAB No. 108 addresses quantifying the financial statement effects of misstatements, specifically, how the effects of prior year uncorrected errors must be considered in quantifying misstatements in the current year financial statements. Under SAB No. 108, SEC registrants are required to quantify the effects on the current year financial statements of correcting all misstatements, including both the carryover and reversing effects of uncorrected prior year misstatements. After considering all relevant quantitative and qualitative factors, if a misstatement is material, an SEC registrant's prior year financial statements must be restated. SAB No. 108 offers special transition provisions only for circumstances where its application would have altered previous materiality conclusions and those previous materiality conclusions were arrived at in accordance with prior materiality guidance. When applying the special transition provisions, instead of restating prior period financial statements, an SEC registrant must record the effect as a cumulative-effective adjustment to beginning-of-year retained earnings.

SAB No. 108 was effective for the Company's financial statements as of December 31, 2006. The adoption of this guidance had no impact on the Company's consolidated financial statements.

   FASB Staff Position No. FAS 13-2 Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction ("FSP No. FAS 13-2").

The FASB staff released FSP No. FAS 13-2 in September 2006. FSP No. 13-2 requires that changes in the projected timing of cash flows relating to income taxes generated by a leveraged lease be considered triggers requiring recalculation of the rate of return and allocation of lease income from the inception of the lease, with gain or loss recognition of any resulting change. Prior to this amendment, only changes to lease assumptions which affected the total amount of estimate net income were considered to be such triggers.

FSP No. FAS 13-2 will be effective for the Company's financial statements beginning January 1, 2007 and will not be retrospectively applied. Adoption of FSP No. FAS 13-2 will result in a charge to opening retained earnings at January 1, 2007 of $133.5 million.

   FAS Financial Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN No. 48")

In June 2006, the FASB issued "Financial Interpretation No. 48 - Accounting for Uncertainty in Income Taxes." ("FIN No. 48") FIN No. 48 prescribes a recognition and measurement model for impact of tax positions taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN No. 48 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either A) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable, B) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both A and B. FIN No. 48 requires recording a cumulative effect of adoption in retained earnings as of beginning of year of adoption.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

FIN 48 will be effective for the Company's financial statements beginning January 1, 2007 and will be prospectively applied. Adoption of FIN 48 is not expected to result in a material impact on the Company's consolidated financial position or results of operation.

   Statement of Financial Accounting No. 155, Accounting for Certain Hybrid Instruments ("SFAS No. 155")

In February, 2006, the Financial Accounting Standards Board (FASB) issued SFAS No. 155 which is an amendment of FASB Statements No. 133 and No. 140 and which brings consistency to accounting and reporting for certain hybrid financial instruments by simplifying and eliminating exceptions to the accounting for them. SFAS No. 155 allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) if the holder elects to account for the whole instrument on a fair value basis. SFAS No. 155 also clarifies which interest-only strips and principal-only strips are not subject to the requirements of FAS No. 133, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends Statement 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument.

SFAS No. 155 will be effective for the Company's financial statements beginning January 1, 2007 and will be applied to financial instruments created or modified after that date. Adoption of SFAS No. 155 is not expected to result in a material impact on the Company's consolidated financial position and results of operations.

   AICPA Statement of Position 05-1- "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts" ("SOP 05-1")

In September 2005, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued SOP 05-1. SOP 05-1 provides guidance on accounting for deferred acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and should be charged off to expense.

SOP 05-1 is effective for the Company's internal replacements occurring on or after January 1, 2007. Retrospective adoption is not permitted. In connection with the Company's adoption of SOP 05-01 as of January 1, 2007, there was no cumulative effect adjustment recorded to the Company's consolidated financial position or results of operations.

   Emerging Issues Task Force Issue No. 04-5 - "Investor's Accounting for an Investment in a Limited Partnership When the Investor Is the Sole General Partner and the Limited Partners Have Certain Right" ("EITF No. 04-5")

In July 2005, the Emerging Issues Task Force of the FASB issued EITF No. 04-5. EITF No. 04-5 mandates a rebuttable presumption that the general partner of a partnership (or managing member of a limited liability company) controls the partnership and should consolidate it, unless limited partners have either substantive kickout rights (defined as the ability to remove the general partner without cause by action of simple majority) or have substantive participating rights (defined as the ability to be actively involved in managing the partnership) or the partnership is a VIE, in which case VIE consolidation accounting rules should instead be followed. See Cumulative Effect of Accounting Changes above for presentation of the impact of adoption of EITF No. 04-5.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

   Statement of Financial Accounting Standards No. 154 - Accounting Changes and Error Corrections--a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS No. 154")

In May, 2005, the FASB issued SFAS No 154, which replaces APB Opinion No. 20, Accounting Changes, and FASB Statement No. 3, Reporting Accounting Changes in Interim Financial Statements, and changes the accounting and reporting requirements for a change in accounting principle. This Statement applies to all voluntary changes in accounting principle, and also to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions.

SFAS No. 154 requires retrospective application to prior periods' financial statements of changes in accounting principle. SFAS No. 154 carries forward without change the guidance contained in APB Opinion No. 20 for reporting the correction of an error in previously issued financial statements and reporting a change in accounting estimate, and also carries forward requirements for justification of a change in accounting principle on the basis of preferability.

SFAS No. 154 was effective for the Company on January 1, 2006 and had no immediate impact on the Company's financial position or results of operations. The restatements of the accompanying financial statements and footnote disclosures for the year ended December 31, 2005, the period from April 29, 2004 through December 31, 2004 and the period January 1, 2004 through April 29, 2004 were prepared in accordance with SFAS No. 154.

   FASB Staff Position 106-2 - Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("FSP 106-2")

In May, 2004, the FASB issued (FSP 106-2). In accordance with FSP 106-2, the Company recorded a $40.9 million reduction in the accumulated plan benefit obligation as of the purchase accounting re-measurement date (April 28, 2004) and a $1.6 million decrease in net periodic postretirement benefit costs for the period April 29, 2004 through December 31, 2004.

On December 8, 2003, President Bush signed into law a bill that expands Medicare, primarily by adding a prescription drug benefit for Medicare-eligible retirees starting in 2006. The Medicare Prescription Drug Improvement and Modernization Act of 2003 provides for special tax-free subsidies to employers that offer plans with qualifying drug coverages beginning in 2006. There are two broad groups of retirees receiving employer-subsidized prescription drug benefits from the Company. The first group, those who retired prior to January 1, 1992, receives a subsidy of between 90% and 100% of total cost. Since this cost-sharing level would clearly meet Medicare's criteria for a qualifying drug coverage, the Company anticipates that it would receive government subsidies for the benefits it will pay to its pre-1992 Medicare-eligible retirees beginning in 2006. This reduction to its underlying FAS 106 obligation was reflected during 2004, in accordance with FSP 106-2.

With respect to the second group, those who retired on or after January 1, 1992, the Company-paid portion of retiree health benefits is capped and currently accounts for as low as 25% of total benefit cost. Due to ambiguities in the methodology prescribed by Medicare to determine qualifying drug coverages in certain situations, the Company could not definitively quantify a reduction in liability, if any, for this group during 2004. However, in January of 2005, Medicare issued regulations which clarified an employer's ability to
(1) aggregate certain groups of retirees together and (2) allocate the portion of benefit cost it pays for towards prescription drug coverage (as opposed to medical coverage) in determining whether a benefit meets the actuarial criteria for qualifying drug coverage. As a result of this clarification, the Company determined that it would receive government subsidies for its post-1991 Medicare-eligible retirees as well, and reflected the associated reduction in FAS 106 obligation during 2006.

   AICPA Statement of Position 03-1 - Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts ("SOP-03-01")

On July 7, 2003, the AcSEC of the AICPA issued SOP 03-1. SOP 03-1 provides guidance on a number of topics unique to insurance enterprises, including separate account presentation, interest in separate accounts, gains and losses on the transfer of assets from the general account to a separate account, liability valuation, returns based on a contractually referenced pool of assets or index, accounting for contracts that contain death or other insurance benefits features, accounting for reinsurance and other similar contracts, accounting for annuitization benefits, and sales inducements to contractholders, Refer to Note 18 - Certain Separate Accounts for additional disclosures required by SOP 03-1. See Cumulative Effect of Accounting Changes above for presentation of the impact of adoption of SOP 03-1.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 3 -- Investments

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

                                                                             Period from  Period from
                                                                               April 29    January 1
                                                    Year Ended   Year Ended    through      through
                                                   December 31, December 31, December 31,  April 28,
                                                       2006         2005         2004        2004
                                                   ------------ ------------ ------------ -----------
                                                                     (in millions)
Net Investment Income
   Fixed maturities - Restated....................   $2,664.0     $2,658.7     $1,793.8    $1,073.0
   Equity securities..............................       41.3         25.8          5.4         2.0
   Mortgage loans on real estate..................      578.2        589.8        398.0       257.0
   Real estate....................................       59.3         33.1         21.6         5.4
   Policy loans...................................      112.6        116.1         78.2        38.5
   Short-term investments.........................       72.3         47.4         10.6         1.2
   Other..........................................      159.0        120.9        (72.4)      (41.6)
                                                     --------     --------     --------    --------
   Gross investment income - Restated.............    3,686.7      3,591.8      2,235.2     1,335.5

       Less investment expenses...................      159.1        116.5        103.9        50.8
                                                     --------     --------     --------    --------
Net investment income - Restated                     $3,527.6     $3,475.3     $2,131.3    $1,284.7
                                                     ========     ========     ========    ========
Net realized investment and other gains (losses),
  net of amounts credited to participating
  pension contractholders
   Fixed maturities...............................   $   24.5     $  129.0     $    7.0    $  (26.4)
   Equity securities..............................       41.1         11.6         24.7        73.0
   Mortgage loans on real estate and real estate
     to be disposed of............................       42.1          8.5        (33.7)       50.6
   Derivatives and other invested assets..........     (102.8)       370.2        (14.0)       35.1
   Amounts credited to participating pension
     contractholders..............................        1.3         (4.7)       (34.9)       (8.2)
                                                     --------     --------     --------    --------
Net realized investment and other gains (losses),
  net of amounts credited to participating
  pension contractholders.........................   $    6.2     $  514.6     $  (50.9)   $  124.1
                                                     ========     ========     ========    ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Gross gains were realized on the sale of available-for-sale securities of $293.7 million and $343.2 million for the years ended December 31, 2006 and 2005, $181.0 million from April 29 through December 31, 2004, $210.9 million from January 1 through April 28, 2004, and gross losses were realized on the sale of available-for-sale securities of $158.2 million and $107.4 million for the years ended December 31, 2006 and 2005, $62.5 million from April 29 through December 31, 2004, $13.0 million from January 1 through April 28, 2004. In addition, other-than-temporary impairments on available-for-sale securities of $135.3 million and $113.4 million for the years ended December 31, 2006 and 2005, $102.1 million from April 29, 2004 through December 31, 2004 and $82.9 million from January 1, 2004 through April 28, 2004 were recognized in the Consolidated Statements of Income.

The Company's investments in available-for-sale securities are summarized below for the years indicated:

                                                                  December 31, 2006
                                                   -----------------------------------------------
                                                                    Gross      Gross
                                                                  Unrealized Unrealized
                                                   Amortized Cost   Gains      Losses   Fair Value
                                                   -------------- ---------- ---------- ----------
                                                                    (in millions)
Available-for-Sale:
   Corporate securities...........................   $34,361.1      $288.9     $459.6   $34,190.4
   Asset-backed & mortgage-backed securities......     9,850.8        64.3       80.7     9,834.4
   Obligations of states and political
     subdivisions.................................        88.1         2.6        0.7        90.0
   Debt securities issued by foreign governments..       242.5         4.4        1.3       245.6
   U.S. Treasury securities and obligations of
     U.S. government corporations and agencies....       498.5         4.6        0.3       502.8
                                                     ---------      ------     ------   ---------
   Fixed maturities available-for-sale total......    45,041.0       364.8      542.6    44,863.2
   Equity securities..............................     1,018.3        90.7        3.9     1,105.1
                                                     ---------      ------     ------   ---------
   Total fixed maturities and equity securities
     available-for-sale...........................   $46,059.3      $455.5     $546.5   $45,968.3
                                                     =========      ======     ======   =========

                                                                  December 31, 2005
                                                   -----------------------------------------------
                                                                    Gross      Gross
                                                                  Unrealized Unrealized
                                                   Amortized Cost   Gains      Losses   Fair Value
                                                   -------------- ---------- ---------- ----------
                                                                    (in millions)
Available-for-Sale:
   Corporate securities...........................   $34,533.3      $371.6     $448.3   $34,456.6
   Asset-backed & mortgage-backed securities......    10,392.6        74.1      150.0    10,316.7
   Obligations of states and political
     subdivisions.................................       116.3         0.2        3.4       113.1
   Debt securities issued by foreign governments..       137.1         8.1        1.2       144.0
   U.S. Treasury securities and obligations of
     U.S. government corporations and agencies....       459.1         2.1        4.6       456.6
                                                     ---------      ------     ------   ---------
   Fixed maturities available-for-sale total......    45,638.4       456.1      607.5    45,487.0
   Equity securities..............................       636.0        51.4        5.3       682.1
                                                     ---------      ------     ------   ---------
   Total fixed maturities and equity securities
     available-for-sale...........................   $46,274.4      $507.5     $612.8   $46,169.1
                                                     =========      ======     ======   =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The amortized cost and fair value of fixed maturities at December 31, 2006, by contractual maturity, are shown below:

                                                      Amortized Cost Fair Value
                                                      -------------- ----------
                                                            (in millions)
Available-for-Sale:
Due in one year or less..............................   $ 1,423.0    $ 1,418.0
Due after one year through five years................    11,980.5     11,890.7
Due after five years through ten years...............     9,661.2      9,589.5
Due after ten years..................................    12,125.5     12,130.6
                                                        ---------    ---------
                                                         35,190.2     35,028.8
Mortgage-backed securities...........................     9,850.8      9,834.4
                                                        ---------    ---------
   Total.............................................   $45,041.0    $44,863.2
                                                        =========    =========

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

The change in net unrealized gains (losses) on trading securities that has been included in earnings during 2006, 2005 and 2004 amounted to $0 million, $0 million, and $(0.5) million, respectively.

The Company participates in a security lending program for the purpose of enhancing income on securities held. At December 31, 2006 and 2005, $294.8 million and $409.8 million, respectively, of the Company's securities, at market value, were on loan to various brokers/dealers, and were fully collateralized by cash and highly liquid securities. The market value of the loaned securities is monitored on a daily basis, and the collateral is maintained at a level of at least 102.0% of the loaned securities' market value.

For 2006, 2005 and 2004, net investment income passed through to participating pension contract holders as interest credited to policyholders' account balances amounted to $133.6 million, $148.8 million, and $170.5 million, respectively.

Depreciation expense on investment real estate was $17.7 million, $8.5 million, and $4.6 million, in 2006, 2005, and 2004, respectively. Accumulated depreciation was $80.6 million and $57.0 million at December 31, 2006 and 2005, respectively.

Analysis of unrealized losses on fixed maturity securities

The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

At the end of each quarter, the Manulife Loan Review Committee reviews all securities where market value is less than eighty percent of amortized cost for six months or more to determine whether impairments need to be taken. This committee meets with the head of workouts, the head of each industry team, the head of portfolio management, and the Chief Credit Officer of Manulife. The analysis focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at Manulife. This committee includes Manulife's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired the difference between amortized cost and fair value would be charged to earnings.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other than temporary. These risks and uncertainties include (1) the risk that our assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer,
(2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to our investment professionals who determine the fair value estimates and other than temporary impairments, and (4) the risk that new information obtained by us or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

  Unrealized Losses on Fixed Maturity Securities and Equity Securities -- By
                                Investment Age

                                                                        As of December 31, 2006
                                                   ----------------------------------------------------------------
                                                    Less than 12 months    12 months or more           Total
                                                   --------------------  --------------------  --------------------
                                                    Carrying              Carrying              Carrying
                                                    Value of              Value of              Value of
                                                   Securities            Securities            Securities
                                                   with Gross            with Gross            with Gross
                                                   Unrealized Unrealized Unrealized Unrealized Unrealized Unrealized
Description of Securities:                            Loss      Losses      Loss      Losses      Loss      Losses
--------------------------                         ---------- ---------- ---------- ---------- ---------- ----------
                                                                             (in millions)
US Treasury obligations and direct obligations of
  U.S. government agencies........................  $   38.5   $  (0.3)  $    47.2   $  (0.7)  $    85.7   $  (1.0)
Federal agency mortgage backed securities.........     913.2      (7.4)    4,441.1     (73.3)    5,354.3     (80.7)
Debt securities issued by foreign governments.....      78.0      (1.2)       14.5      (0.1)       92.5      (1.3)
Corporate bonds...................................   6,654.5    (100.9)   15,384.2    (358.7)   22,038.7    (459.6)
                                                    --------   -------   ---------   -------   ---------   -------
Total, debt securities............................   7,684.2    (109.8)   19,887.0    (432.8)   27,571.2    (542.6)
Common stocks.....................................     106.1      (2.2)      160.3      (1.7)      266.4      (3.9)
                                                    --------   -------   ---------   -------   ---------   -------
Total.............................................  $7,790.3   $(112.0)  $20,047.3   $(434.5)  $27,837.6   $(546.5)
                                                    ========   =======   =========   =======   =========   =======

                                                                        As of December 31, 2005
                                                   ----------------------------------------------------------------
                                                    Less than 12 months    12 months or more           Total
                                                   --------------------  --------------------  --------------------
                                                    Carrying              Carrying              Carrying
                                                    Value of              Value of              Value of
                                                   Securities            Securities            Securities
                                                   with Gross            with Gross            with Gross
                                                   Unrealized Unrealized Unrealized Unrealized Unrealized Unrealized
Description of Securities:                            Loss      Losses      Loss      Losses      Loss      Losses
--------------------------                         ---------- ---------- ---------- ---------- ---------- ----------
                                                                             (in millions)
US Treasury obligations and direct obligations of
  U.S. government agencies........................ $   146.4   $  (3.4)   $  210.4   $  (4.6)  $   356.8   $  (8.0)
Federal agency mortgage backed securities.........   5,067.1     (76.2)    1,911.6     (61.2)    6,978.7    (137.4)
Debt securities issued by foreign governments.....      17.3      (0.4)       13.6      (0.8)       30.9      (1.2)
Corporate bonds...................................  15,198.7    (258.9)    6,950.0    (202.0)   22,148.7    (460.9)
                                                   ---------   -------    --------   -------   ---------   -------
Total, debt securities............................  20,429.5    (338.9)    9,085.6    (268.6)   29,515.1    (607.5)
Common stocks.....................................     170.6      (4.4)        3.6      (0.9)      174.2      (5.3)
                                                   ---------   -------    --------   -------   ---------   -------
Total............................................. $20,600.1   $(343.3)   $9,089.2   $(269.5)  $29,689.3   $(612.8)
                                                   =========   =======    ========   =======   =========   =======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Gross unrealized losses above include unrealized losses from hedging adjustments. Gross unrealized losses from hedging adjustments represent the amount of the unrealized loss that results from the security being designated as a hedged item in a fair value hedge. When a security is so designated, its cost basis is adjusted in response to movements in interest rates. These adjustments, which are non-cash and reverse over time as the asset and derivative mature, impact the amount of unrealized loss on a security. The remaining portion of the gross unrealized loss represents the impact of interest rates on the non-hedged portion of the portfolio and unrealized losses due to creditworthiness on the total fixed maturity portfolio.

At December 31, 2006 the fixed maturity securities had a total gross unrealized loss of $597.1 million excluding basis adjustments related to hedging relationships. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies' statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade fixed maturity securities decreased to $35.1 million at December 31, 2006 from $100.1 million at December 31, 2005 primarily due to interest rate changes.

Mortgage loans on real estate

Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired mortgage loans that may be susceptible to significant change. Any change to the valuation allowance for mortgage loans on real estate loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the fair value of the collateral at the date of foreclosure, which establishes a new cost basis.

Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below.

                                   Balance at Beginning                      Balance at End of
                                        of Period       Additions Deductions      Period
                                   -------------------- --------- ---------- -----------------
                                                          (in millions)
Year ended December 31, 2006
   Mortgage loans on real estate..        $67.4           $25.0     $54.7          $37.7
                                          -----           -----     -----          -----
Total                                     $67.4           $25.0     $54.7          $37.7
                                          =====           =====     =====          =====
Year ended December 31, 2005
   Mortgage loans on real estate..        $45.3           $30.7     $ 8.6          $67.4
                                          -----           -----     -----          -----
Total                                     $45.3           $30.7     $ 8.6          $67.4
                                          =====           =====     =====          =====
April 29 through December 31, 2004
   Mortgage loans on real estate..        $83.9           $45.3     $83.9          $45.3
                                          -----           -----     -----          -----
Total                                     $83.9           $45.3     $83.9          $45.3
                                          =====           =====     =====          =====
January 1 through April 28, 2004
   Mortgage loans on real estate..        $65.9           $23.3     $ 5.3          $83.9
                                          -----           -----     -----          -----
Total                                     $65.9           $23.3     $ 5.3          $83.9
                                          =====           =====     =====          =====

                      JOHN HANCOCK LIFE INSURANCE COMPANY

At December 31, 2006 and 2005, the total recorded investment in mortgage loans that are considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:

                                                                 December 31,
                                                                --------------
                                                                 2006    2005
                                                                ------  ------
                                                                 (in millions)
Impaired mortgage loans on real estate with provision for
  losses....................................................... $131.2  $229.8
Provision for losses...........................................  (37.7)  (67.4)
                                                                ------  ------
Net impaired mortgage loans on real estate..................... $ 93.5  $162.4
                                                                ======  ======

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                        Years Ended December 31,
                                                        ------------------------
                                                         2006     2005    2004
                                                         ------  ------  ------
                                                             (in millions)
Average recorded investment in impaired loans.......... $180.5   $196.5  $143.9
Interest income recognized on impaired loans...........     --     10.3     7.3

The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

Restructured mortgage loans aggregated $14.3 million and $94.0 million as of December 31, 2006 and 2005, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:

                                                        Years Ended December 31,
                                                        ------------------------
                                                        2006    2005    2004
                                                        ----    ----     -----
                                                             (in millions)
Expected............................................... $2.8    $8.0    $10.1
Actual.................................................  3.4     4.9      8.7

                      JOHN HANCOCK LIFE INSURANCE COMPANY

At December 31, 2006, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral                  Carrying    Geographic                  Carrying
Property Type                Amount     Concentration                Amount
-------------             ------------- -------------             -------------
                          (in millions)                           (in millions)
Apartments...............   $1,432.5    East North Central.......   $1,046.8
Hotels...................      134.5    East South Central.......      335.8
Industrial...............      942.6    Middle Atlantic..........    1,466.4
Office buildings.........    1,645.5    Mountain.................      671.8
Retail...................    2,833.7    New England..............      868.8
Multi family.............        0.3    Pacific..................    2,493.5
Mixed use................      417.2    South Atlantic...........    1,762.3
Agricultural.............    1,944.5    West North Central.......      397.4
Agri Business............      354.8    West South Central.......      694.4
Other....................      291.6    Canada/Other.............      260.0

Allowance for losses.....      (37.7)   Allowance for losses.....      (37.7)
                            --------                                --------
Total....................   $9,959.5    Total....................   $9,959.5
                            ========                                ========

Mortgage loans with outstanding principal balances of $144.9 million, and bonds with amortized cost of $52.3 million were non-income producing for the year ended December 31, 2006. There was no non-income producing real estate for the year ended December 31, 2006.

Securitization activity

In 2004, the Company originated commercial mortgages and sold them to Commercial Mortgage Backed Securities Trusts (Trusts), and in certain cases, retained servicing rights to the mortgages sold. These Trusts are QSPEs in accordance with SFAS No. 140 and therefore, as transferor of financial assets to these Trusts, the Company is prohibited from using consolidation accounting for its relationships with them. In accordance with FIN 46, this prohibition will continue. During 2004, the Company sold $124.7 million of commercial mortgage loans in securitization transactions for which it received net proceeds of $125.0 million from which it recognized pre-tax gains of $0.3 million and from which it retained servicing assets of $0 million. All of the Company's mortgage servicing assets were valued, in the aggregate, at $1.3 million and $1.2 million at December 31, 2006 and 2005, respectively.

The Company values retained security interests in securitizations, at time of issue and subsequently, using the same pricing methods as it uses for its existing investment portfolio. Fair value prices are obtained from an independent pricing service when available, and if not available are estimated by the Company by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Refer to Note 16 - Fair Value of Financial Instruments below for further discussion of the Company's fair value methodologies. The Company values servicing rights by estimating future cash flows from the servicing assets using discount rates that approximate market rates.

Equity Method Investments

Investments in other assets, which include unconsolidated joint ventures, partnerships, and limited liability corporations, accounted for using the equity method of accounting totaled $1,834.3 million and $2,227.3 million at December 31, 2006 and 2005, respectively. Total combined assets of such investments were $17,310.1 million and $19,696.1 million (consisting primarily of investments), and total combined liabilities were $3,233.2 million and $2,825.3 million (including $2,363.3 million and $693.3 million of debt) at December 31, 2006 and 2005, respectively. Total combined revenues and expenses of these investments in 2006 were $1,397.6 million and $937.8 million, respectively, resulting in $459.8 million of total

                      JOHN HANCOCK LIFE INSURANCE COMPANY
combined income from operations. Total combined revenues and expenses of these investments in 2005 were $937.6 million and $742.0 million, respectively, resulting in $195.6 million of total combined income from operations. Total combined revenues and expenses in 2004 were $1,299.9 million and $660.3 million, respectively, resulting in $639.6 million of total combined income from operations. Net investment income on investments accounted for on the equity method totaled $190.1 million and $272.7 million in 2006 and 2005, $121.4 million for the period from April 29, 2004 through December 31, 2004, $74.2 million for the period from January 1, 2004 through April 28, 2004, respectively. Depending on the timing of receipt of audited financial statements of these other assets, the above investee level financial data may be up to one year in arrears.

Note 4 -- Relationships with Variable Interest Entities

The Company has relationships with various types of special purpose entities
(SPEs) and other entities, some of which are variable interest entities (VIEs), in accordance with FIN 46R as discussed in Note 2 - Summary of Significant Accounting Policies. Presented below are discussions of the Company's significant relationships with VIEs. Additional liabilities recognized as a result of consolidating any VIEs with which the Company is involved would not represent additional claims on the general assets of the Company; rather, they would represent claims against additional assets recognized by the Company as a result of consolidating the VIEs. These additional liabilities are non-recourse to the general assets of the Company. Conversely, additional assets recognized as a result of consolidating VIEs do not represent additional assets which the Company could use to satisfy claims against its general assets, rather they would be used only to settle additional liabilities recognized as a result of consolidating the VIEs.

Variable interest entities that are consolidated

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are variable interest entities ("VIEs"). The Company manages an equity fund and consolidates the fund as its primary beneficiary. The Company's separate account funds are considered the primary beneficiary of certain timberland VIEs. The consolidation of these VIEs in the separate account funds resulted in an increase in separate account fund assets of $182.5 million, an increase in separate account fund liabilities of $62.5 million and an increase in amounts attributable to other contractholders of $120.0 million during the year ended December 31, 2006. The consolidation of these VIEs in the separate account funds resulted in an increase in separate account fund assets of $177.1 million, an increase in separate account fund liabilities of $62.4 million and an increase in amounts attributable to other contractholders of $114.7 million during the year ended December 31, 2005.

Variable interest entities that are not consolidated

Except as previously noted, the Company has determined that it is not the primary beneficiary of any VIE in which it invests or manages.

The following is a discussion of the entities the Company has significant relationships with and certain summarized financial information for them.

Collateralized Debt Obligation Funds (CDO's)

The Company acts as an investment manager to certain asset backed investment vehicles, commonly known as collateralized debt obligation funds ("CDOs"). The Company has determined that most of the CDOs it manages are VIEs. The Company also invests in the debt and/or equity of these CDOs, and in the debt and/or equity of CDOs managed by others. Any net losses in excess of the CDO equity are borne by the debt owners. Owners of securities issued by CDOs that are managed by the Company have no recourse to the Company's assets in the event of default by the CDO. The Company's risk of loss from any CDO that it manages, or in which it invests, is limited to its investment in the CDO.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The maximum exposure to losses from CDOs managed by the Company is $77.6 million and $169.6. million as of December 31, 2006 and 2005, respectively. This consists of investments in tranches rated Aa1 and better of $46.9 million and $128.7 million, investments in tranches rated below BBB of $15.2 million and $17.4 million, and equity tranches of $15.5 million and $23.5 million as of December 31, 2006 and 2005, respectively.

Total size of Company-Managed CDOs

                                                                December 31,
                                                              -----------------
                                                                2006     2005
                                                              -------- --------
                                                                (in millions)
Total assets................................................. $8,051.3 $5,341.4
                                                              ======== ========
Total debt................................................... $7,840.3 $5,232.3
Total other liabilities......................................     56.1     24.9
                                                              -------- --------
Total liabilities............................................  7,896.4  5,257.2
Total equity.................................................    154.9     84.2
                                                              -------- --------
Total liabilities and equity /(1)/........................... $8,051.3 $5,341.4
                                                              ======== ========
--------
/(1)/ Includes the Company's investment in the debt and equity of Company-managed VIE and non-VIE CDOs.

Low-Income Housing Partnerships (LIH Partnerships)

The Company has investments that qualify for low-income housing and/or historic tax credits ("LIH Partnerships"). These investments are primarily through real estate limited partnerships. The Company is usually the sole limited partner or investor member and it is not the general partner or managing member in any of the LIH Partnerships.

The Company's maximum exposure to losses from its investments in LIH Partnerships is $464.9 million and $468.1 million as of December 31, 2006 and 2005, respectively. This consists of equity investments of $380.0 million and $351.4 million, mortgage investments of $66.2 million and $66.3 million, outstanding equity capital of $18.7 million and $49.5 million, and mortgage commitments to the partnerships of $0 million and $0.9 million as of December 31, 2006 and 2005, respectively.

Total size of the Properties (1)

                                                                December 31,
                                                              -----------------
                                                                2006     2005
                                                              -------- --------
                                                                (in millions)
Total assets................................................. $1,199.4 $1,125.6
                                                              -------- --------
Total debt................................................... $  749.1 $  675.5
Total other liabilities......................................     81.6     89.7
                                                              -------- --------
Total liabilities............................................    830.7    765.2
Total equity.................................................    368.7    360.4
                                                              -------- --------
Total liabilities and equity/(2)/............................ $1,199.4 $1,125.6
                                                              ======== ========
--------
/(1)/ Certain data above is reported with a three-month lag due to the delayed availability of financial statements of the LIH Partnerships.
/(2)/ Includes the Company's investment in the debt and equity of these Partnerships.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Timberland Investments (Timber Funds)

The Company acts as an investment manager of timberland properties with total assets of $6.6 billion at December 31, 2006, of which $3.4 billion relates to funds that the general fund and institutional separate accounts invest in ("the Timber Funds"). In its capacity as investment advisor to the Timber Funds, the Company earns investment advisory fees, and in the majority of cases earns forestry management fees and is eligible for performance advisory fees. The Company has determined that most of the Timber Funds are VIEs.

The Company's maximum exposure to losses from Timber Funds is $113.0 million and $106.6 million as of December 31, 2006 and 2005, respectively. This consists of equity investments of $84.0 million and $73.2 million, debt investments of $20.0 million and $19.6 million, and outstanding equity commitments to these funds of $9.0 million and $13.8 million as of December 31, 2006 and 2005, respectively.

Total size of Timber Funds

                                                                December 31,
                                                              -----------------
                                                                2006     2005
                                                              -------- --------
                                                                (in millions)
Total assets................................................. $3,405.4 $2,154.2
                                                              -------- --------
Total debt................................................... $1,691.1 $  713.5
Total other liabilities......................................    113.9     55.6
                                                              -------- --------
Total liabilities............................................  1,805.0    769.1
Total equity.................................................  1,600.4  1,385.1
                                                              -------- --------
Total liabilities and equity/(1)/............................ $3,405.4 $2,154.2
                                                              ======== ========
--------
/(1)/ Includes the Company's investment in the debt and equity of the Timber Funds.

Other Entities

The Company has investment relationships with other entities ("Other Entities"), which result from its direct investment in their debt and/or equity. This category includes energy investment partnerships, investment funds organized as limited partnerships, and businesses that have undergone debt restructurings and reorganizations. With the exception of its involvement with ArcLight Energy Partners Fund I, L.P. ("ArcLight"), the Company believes that its relationships with the Other Entities are not significant, and accordingly, does not provide any summary financial data or data relating to the Company's maximum exposure to loss as a result of its relationships with Other Entities. These potential losses are generally limited to amounts invested, which are included on the Company's Consolidated Balance Sheets in the appropriate investment categories.

ArcLight, a private equity fund, invests in the electric power, utility and energy industry sectors. The Company is a limited partner investor, owning approximately 55% of ArcLight's partners' capital as at December 31, 2006 and December 31, 2005. The Company's potential losses in relation to ArcLight are limited to its investment in ArcLight. As of December 31, 2006, ArcLight had total assets of $786.9 million, liabilities of $54.6 million, and partners' capital of $732.3 million. As of December 31, 2005, ArcLight had total assets of $833.9 million, liabilities of $43.2 million, and partners' capital of $790.7 million.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 5 -- Derivatives and Hedging Instruments

The fair values of derivative instruments classified as assets at December 31, 2006 and 2005 were $591.6 million and $1,053.3 million, respectively, and appear on the consolidated balance sheets in other assets. The fair values of derivative instruments classified as liabilities at December 31, 2006 and 2005 were $117.9 million and $495.4 million, respectively, and appear on the consolidated balance sheets in other liabilities. The fair values of derivative instruments, identified as embedded derivatives in participating pension contracts and modified coinsurance agreements pursuant to DIG B36, classified as liabilities and appear on the Company's consolidated balance sheets in other liabilities at December 31, 2006 and 2005 were $13.7 million and $14.8 million, respectively.

The Company enters into credit support annexes with its over the counter derivative dealers in order to manage its credit exposure to those counter parties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company's derivative usage is required. As of December 31, 2006 and 2005, the Company had accepted collateral consisting of various securities with a fair value of $570.3 million and $568.1 million, which is held in separate custodial accounts. In addition, as of December 31, 2006 and 2005, the Company pledged collateral of $105.1 million and $88.7 million, which is included in other assets in the consolidated balance sheet.

Fair Value Hedges. The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company also manages interest rate exposure by using interest rate swap agreements to modify certain liabilities, such as fixed rate debt and Constant Maturity Treasuries (CMT) indexed liabilities, by converting them to a LIBOR-based floating rate.

The Company enters into purchased interest rate cap agreements, cancelable interest rate swap agreements, and written swaptions to manage the interest rate exposure of options that are embedded in certain assets and liabilities. A written swaption obligates the Company to enter into an interest rate agreement on the expiration date contingent on future interest rates. Purchased interest rate cap and floor agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap or floor interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Amounts earned on interest rate cap and floor agreements and swaptions are recorded as an adjustment to net investment income.

Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

For the year ended December 31, 2006 and 2005, the Company recognized net gains of $18.7 million and $129.9 million related to the ineffective portion of its fair value hedges, and did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. These amounts are recorded in net realized investment and other gains and losses. For the period April 29, 2004 through December 31, 2004, the Company recognized net losses of $38.5 million related to the ineffective portion of its fair value hedges, and net gains of $1.1 million related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. For the period January 1, 2004 through April 28, 2004, the Company recognized net gains of $4.4 million related to the ineffective portion of its fair value hedges, and net losses of $3.8 million related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. In 2006, the Company had no hedges of firm commitments.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Cash Flow Hedges. The Company uses forward starting interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company's long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During the periods in the future when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will make on certain funding agreements issued by the company or payments that it will receive on certain floating rate fixed income securities. Amounts are reclassified from other comprehensive income as a yield adjustment when the payments are made.

For the period ended December 31, 2006, the Company recognized gains of $2.5 million related to the ineffective portion of its cash flow hedges. These amounts are recorded in net realized investment and other gains and losses. For the year ended December 31, 2006, all of the Company's hedged forecast transactions qualified as cash flow hedges.

For the period ended December 31, 2006, a net gain of $4.9 million was reclassified from other accumulated comprehensive income to earnings. It is anticipated that approximately $0.2 million will be reclassified from other accumulated comprehensive income to earnings within the next twelve months. The maximum length for which variable cash flows are hedged is 40 years.

For the years ended December 31, 2006 and 2005 and for the periods from April 29, 2004 through December 31, 2004 and January 1, 2004 through April 28, 2004, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

For the year ended December 31, 2006 and 2005, losses of $76.1 million and gains of $171.2 million (restated) (net of tax of $44.8 million and $113.4 million (restated)) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income, resulting in a balance of $286.6 million and $362.7 million (restated) (net of tax of $151.6 million and $196.4 million (restated)) at December 31, 2006 and 2005. For the period April 29, 2004 through December 31, 2004, gains of $191.5 million (restated) (net of tax of $83.0 million (restated)) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income, resulting in a balances of $191.5 million (restated) (net of tax of $83.0 million (restated)) at December 31, 2004. For the period January 1, 2004 through April 28, 2004, gains of $11.7 million (restated) (net of tax of $6.4 million (restated)) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income, resulting in a balance of $188.8 million (restated) (net of tax of $99.6 million (restated)) respectively.

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, credit default swaps and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges, without designating the derivatives as hedging instruments.

In addition the Company used interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses, without designating the derivatives as hedging instruments.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 6 -- Income Taxes

The Company participates in the filing of a life/non-life insurance consolidated federal income tax return. The life insurance company sub-group includes three domestic life insurance companies (the Company, John Hancock Variable Life Insurance Company and Manulife Insurance Company) and a Bermuda life insurance company, JHRECO, that is treated as a U.S. company for Federal income tax purposes. The non-life insurance company subgroup consists of JHFS, John Hancock Subsidiaries, LLC and John Hancock International Holdings, Inc.

The Company is included in the consolidated federal income tax return of JHFS. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments.

Income before income taxes and cumulative effect of accounting changes includes the following:

                                                           April 29   January 1
                                                           Through     through
                                                         December 31, April 28,
                                          2006    2005       2004       2004
                                         ------ -------- ------------ ---------
                                                     (in millions)
Domestic - Restated..................... $831.0 $1,204.8    $442.7     $546.4
Foreign.................................   17.1     15.7      16.8        2.0
                                         ------ --------    ------     ------
Income before income taxes and
  cumulative effect of accounting
  changes - Restated.................... $848.1 $1,220.5    $459.5     $548.4
                                         ====== ========    ======     ======

The components of income taxes were as follows:

                                                           April 29   January 1
                                                           Through     through
                                                         December 31, April 28,
                                          2006    2005       2004       2004
                                         ------  ------  ------------ ---------
                                                     (in millions)
Current taxes:
   Federal.............................. $129.1  $(22.0)    $ 84.8     $(33.2)
   Foreign..............................    4.0     6.3        7.7        1.1
   State................................    4.7     0.1        3.1        1.5
                                         ------  ------     ------     ------
                                          137.8   (15.6)      95.6      (30.6)
                                         ------  ------     ------     ------
Deferred taxes:
   Federal - Restated...................  127.7   424.0       15.3      201.1
   Foreign..............................    2.8    (0.9)      (0.6)      (0.8)
   State................................   (0.8)    1.3       (4.5)      (2.2)
                                         ------  ------     ------     ------
                                          129.7   424.4       10.2      198.1
                                         ------  ------     ------     ------
   Total income taxes - Restated........ $267.5  $408.8     $105.8     $167.5
                                         ======  ======     ======     ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes and cumulative effect of accounting changes to consolidated income tax expense charged to operations follows:

                                                            April 29   January 1
                                                            through     through
                                                          December 31, April 28,
                                           2006    2005       2004       2004
                                          ------  ------  ------------ ---------
                                                      (in millions)
Tax at 35% - Restated.................... $296.9  $427.2     $160.8     $192.0
Add (deduct):
   Prior year taxes......................   25.4     6.2       14.2        2.3
   Tax credits...........................  (60.7)  (61.2)     (37.9)     (18.6)
   Foreign taxes.........................     --     0.7        1.3         --
   Tax exempt investment income..........  (10.6)   (9.1)      (7.3)      (4.2)
   Lease income..........................   12.9    46.8      (24.5)      (2.4)
   Other - Restated......................    3.6    (1.8)      (0.8)      (1.6)
                                          ------  ------     ------     ------
       Total income taxes - Restated..... $267.5  $408.8     $105.8     $167.5
                                          ======  ======     ======     ======

The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                              December 31,
                                                           ------------------
                                                             2006      2005
                                                           --------  --------
                                                                     Restated
                                                              (in millions)
Deferred tax assets:
   Policy reserve adjustments............................. $1,103.1  $1,123.3
   Other employee benefits................................    119.3     104.0
   Dividends payable to policyholders.....................    337.9     208.3
   Interest...............................................    102.6      72.6
   Net operating loss.....................................    242.3     120.4
   Tax credits............................................    197.3     137.2
   Deferred policy acquisition costs......................     14.2       8.3
   Unrealized holding losses..............................      7.9        --
   Other..................................................     87.8     171.2
                                                           --------  --------
       Total deferred tax assets.......................... $2,212.4  $1,945.3
                                                           --------  --------
Deferred tax liabilities:
   Securities and other investments.......................    705.4     654.2
   Lease income...........................................    519.3     360.7
   Value of business acquired.............................  1,115.2   1,121.6
   Unrealized gains.......................................       --     106.5
   Other..................................................    266.8      29.8
                                                           --------  --------
       Total deferred tax liabilities..................... $2,606.7  $2,272.8
                                                           --------  --------
          Net deferred tax liabilities.................... $ (394.3) $ (327.5)
                                                           ========  ========

As of December 31, 2006, the Company had operating loss carry forwards of $692.3 million, which will expire through 2021. The Company believes that it will realize the full benefit of its deferred tax assets.

The Company made income tax payments of $4.2 million, $42.5 million, and $59.4 million in 2006, 2005, and 2004, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 7 -- Closed Block

As of February 1, 2000, the Company established a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies for which the Company had a dividend scale payable in 1999 and individual term life insurance policies that were in force on February 1, 2000. Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, and taxes, and for continuation of dividend scales payable in 1999, assuming experience underlying such dividend scales continues. Assets allocated to the closed block inure solely to the benefit of the holders of the policies included in the closed block and will not revert to the benefit of the shareholders of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company's general account, any of its separate accounts, or any affiliate of the Company without prior approval of the Massachusetts Division of Insurance.

If, over time, the aggregate performance of the closed block assets and policies is better than was assumed in funding the closed block, dividends to policyholders will be increased. If, over time, the aggregate performance of the closed block assets and policies is less favorable than was assumed in the funding, dividends to policyholders could be reduced.

The assets and liabilities allocated to the closed block are recorded in the Company's financial statements on the same basis as other similar assets and liabilities. The carrying amount of closed block liabilities in excess of the carrying amount of closed block assets at the date of demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed block that can be recognized in income over the period the policies in the closed block remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings are greater than expected cumulative earnings, only expected earnings will be recognized in income. Actual cumulative earnings in excess of expected cumulative earnings represents undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to closed block policyholders as an additional policyholder dividend unless otherwise offset by future performance of the closed block that is less favorable than originally expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income.

The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders' benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred acquisition costs. The amounts shown in the following tables for assets, liabilities, revenues and expenses of the closed block are those that enter into the determination of amounts that are to be paid to policyholders.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The following tables set forth certain summarized financial information relating to the closed block as of the dates indicated:

                                                              December 31,
                                                          --------------------
                                                             2006       2005
                                                          ---------  ---------
                                                              (in millions)
Liabilities
Future policy benefits................................... $10,886.3  $10,827.4
Policyholder dividend obligation.........................     149.6      252.1
Policyholders' funds.....................................   1,493.0    1,502.0
Policyholder dividends payable...........................     415.5      413.9
Other closed block liabilities...........................      87.0       71.3
                                                          ---------  ---------
       Total closed block liabilities.................... $13,031.4  $13,066.7
                                                          =========  =========
Assets
Investments
Fixed maturities:
   Available-for-sale--at fair value
   (cost: 2006--$7,236.3; 2005--$6,760.5)................ $ 7,192.5  $ 6,723.1
Equity securities:
   Available-for-sale--at fair value
   (cost: 2006--$88.7; 2005--$86.7)......................      96.0       89.8
Mortgage loans on real estate............................   1,262.2    1,464.0
Policy loans.............................................   1,540.9    1,535.8
Other invested assets....................................     111.8      227.4
                                                          ---------  ---------
       Total investments.................................  10,203.4   10,040.1

Cash and cash equivalents................................       4.6       (2.1)
Accrued investment income................................     142.2      145.4
Other closed block assets................................     269.7      386.8
                                                          ---------  ---------
       Total closed block assets......................... $10,619.9  $10,570.2
                                                          =========  =========
Excess of reported closed block liabilities over
  assets designated to the closed block.................. $ 2,411.5  $ 2,496.5
Portion of above representing other comprehensive
  income:
   Unrealized (depreciation) appreciation, net of
     tax of $ 16.2 million and $14.5 million at 2006
     and 2005 respectively...............................     (30.2)     (28.2)
   Allocated to the policyholder dividend
     obligation, net of tax ($16.2) million and
     ($14.5) million at 2006 and 2005, respectively            30.2       27.1
                                                          ---------  ---------
       Total.............................................        --       (1.1)
                                                          ---------  ---------
       Maximum future earnings to be recognized from
         closed block assets and liabilities............. $ 2,411.5  $ 2,495.4
                                                          =========  =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                2006     2005
                                                               ------  -------
                                                                (in millions)
Change in the policyholder dividend obligation:
   Balance at beginning of period............................. $252.1  $ 540.1
Impact on net income before income taxes......................  (97.7)  (131.8)
Unrealized investment gains (losses)..........................   (4.8)  (156.2)
                                                               ------  -------
       Balance at end of period............................... $149.6  $ 252.1
                                                               ======  =======

                                                                                  Period from  Period from
                                                                                    April 29    January 1
                                                         Year Ended   Year Ended    through      through
                                                        December 31, December 31, December 31,  April 28,
                                                            2006         2005         2004        2004
                                                        ------------ ------------ ------------ -----------
                                                                          (in millions)
Revenues
Premiums...............................................   $  765.9     $  801.1      $573.2      $278.0
Net investment income..................................      548.0        521.7       348.0       208.4

Net realized investment and other (losses).............       32.7        (17.9)       (6.8)       (1.7)
Other closed block revenues............................         --           --          --        (0.2)
                                                          --------     --------      ------      ------
   Total closed block revenues.........................    1,346.6      1,304.9       914.4       484.5
Benefits and Expenses
Benefits to policyholders..............................      886.7        830.4       627.9       344.9
Change in the policyholder dividend obligation.........     (130.7)      (111.6)      (85.2)      (11.2)
Other closed block operating costs and expenses........       (1.9)        (3.1)       (3.4)        0.9
Dividends to policyholders.............................      464.1        464.9       285.1       141.1
                                                          --------     --------      ------      ------
Total benefits and expenses............................    1,218.2      1,180.6       824.4       475.7
Closed block revenues, net of closed block benefits
  and expenses, before income taxes and cumulative
  effect of accounting change..........................      128.4        124.3        90.0         8.8
Income taxes, net of amounts credited to the
  policyholder dividend $0.8 million and $0.3 million
  for the year ended December 31, 2006 and 2005, $1.7
  million for the period April 29 through December 31,
  2004, $0.6 million for the period January 1 through
  April 28, 2004, respectively.........................       44.5         44.0        31.6         2.3
                                                          --------     --------      ------      ------
Closed block revenues, net of closed block benefits
  and expenses and income taxes, before cumulative
  effect of accounting change..........................   $   83.9     $   80.3      $ 58.4      $  6.5
                                                          ========     ========      ======      ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Maximum future earnings from closed block assets and liabilities:

                                                       Years Ended December 31,
                                                      ------------------------
                                                         2006          2005
                                                       --------    -----------
                                                          (in millions)
Beginning of period.................................. $2,495.4     $2,576.4
End of period........................................  2,411.5      2,495.4
                                                       --------     --------
Change during period................................. $  (83.9)    $  (81.0)
                                                       ========     ========

Note 8 -- Sale/Leaseback Transaction and Other Lease Obligations

On March 14, 2003, the Company sold three of its Home Office complex properties to Beacon Capital Partners for $910.0 million. As part of the transaction, the Company entered into a long-term lease of the space it occupied at the time. As a result of the sale-leaseback transaction, the Company recognized a current realized gain of $233.8 million and a deferred profit of $247.7 million. A capital lease obligation of $90.0 million was recorded for one of the properties, which had a 15 year market-based lease term. The capital lease with a remaining book value of $75.6 million was terminated on December 28, 2006 when the Company repurchased the property from Broadway Real Estate Partners, LLC for $165.3 million. The remaining book value of the capital lease was accounted for as a reduction to the basis of the acquired property. The other two properties have operating market-based leases which range from 5 to 12 years. The operating lease on one of these properties was terminated on December 28, 2006 when the Company repurchased the property from Broadway Real Estate Partners, LLC for $288.7 million.

At the time of the original sale, the Company also provided Beacon Capital Partners with a long-term sublease on the Company's parking garage. This sublease was terminated in April 2004, when the Company sold the parking garage to Beacon Capital Partners. The Company recognized a gain on the sale of the garage of $74.2 million. The Company has a cancelable market rate lease for parking spaces at the garage.

The future minimum lease payments by year and in the aggregate, under the remaining non-cancelable operating leases are presented below:

                                                                Non- cancelable
                                                                   Operating
                                                                    Leases
                                                                ---------------
                                                                 (in millions)
2006...........................................................     $ 27.9
2007...........................................................       24.9
2008...........................................................       24.7
2009...........................................................       22.8
2010...........................................................       21.5
Thereafter.....................................................       59.2
                                                                    ------
Total minimum lease payments...................................     $181.0
                                                                    ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 9 -- Debt and Line of Credit

Short-term and long-term debt consists of the following:

                                                               December 31,
                                                            ------------------
                                                              2006      2005
                                                            --------  --------
                                                               (in millions)
Short-term debt:
Current maturities of long-term debt....................... $  484.9  $   18.9
Long-term debt:
   Surplus notes, 7.38% maturing in 2024 (1)...............    495.6     497.0
   Notes payable, interest ranging from 6.7% to 12.1%,
     due in varying amounts to 2015........................    494.8      42.7
                                                            --------  --------
Total long-term debt.......................................    990.4     539.7

Less current maturities....................................   (484.9)    (18.9)
                                                            --------  --------
Long-term debt.............................................    505.5     520.8
                                                            --------  --------
       Total long and short-term debt before fair
         value adjustments.................................    990.4     539.7
Fair value adjustments related to interest rate swaps
  (1)......................................................    (18.0)     19.6
                                                            --------  --------
Total long and short-term debt after fair value
  adjustments.............................................. $  972.4  $  559.3
                                                            ========  ========
Consumer notes:
   Notes payable, interest ranging from 1.85% to 6.26%
     due in varying amounts to 2036........................ $2,454.1  $2,487.7
                                                            ========  ========
--------
/(1)/ As part of its interest rate management, the Company uses interest rate swaps to convert the interest expense on the Surplus Notes from fixed to variable. Under SFAS No. 133, these swaps are designated as fair value hedges, which results in the carrying value of the notes being adjusted for changes in fair value.

The issuance of Surplus Notes by the Company was approved by the Massachusetts Commissioner of Insurance, and any payments of interest or principal on the Surplus Notes requires the prior approval of the Massachusetts Commissioner of Insurance.

The notes payable consists of debt issued by various operating subsidiaries of the Company. A note payable of $14.1 million of which $4.8 million was short-term, was outstanding as of December 31, 2005 at Signature Fruit, Inc., a subsidiary of the Company. This subsidiary was sold in 2006.

At December 31, 2006 the Company had a short term note payable of $476.6 million to an affiliate Manulife Holdings Delaware, LLC. The note payable was repaid on March 1, 2007.

At December 31, 2006, the Company, Manulife, JHFS, and other Manulife subsidiaries had a committed line of credit through a group of banks totaling $250.0 million pursuant to a multi-year facility, which will expire in 2009. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, Manulife is required to maintain certain minimum level of net worth and Manulife and the Company are required to comply with certain other covenants, which were met at December 31, 2006. At December 31, 2006 Manulife and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

At December 31, 2006, the Company had a committed line of credit established by Manulife totaling $1.0 billion pursuant to a 364-day revolving credit facility. Manulife will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain certain minimum level of net worth and comply with certain other covenants, which were met at December 31, 2006. At December 31, 2006, the Company had no outstanding borrowings under the agreement.

Aggregate maturities of long-term debt are as follows: 2007--$484.9 million; 2008--$2.1 million; 2009--$1.3 million, 2010--$1.2 million; 2011--$0 million;
and thereafter--$500.9 million.

Interest expense on debt, included in other operating costs and expenses, was $36.3 million and $43.2 million in 2006 and 2005 and $27.7 million and $14.2 million for the periods from April 29 through December 31, 2004 and January 1 through April 28, 2004, respectively. Interest paid on debt was $36.0 million and $42.5 million in 2006 and 2005 and $24.8 million and $19.2 million for the period from April 29 through December 31, 2004 and January 1 through April 28, 2004, respectively.

Consumer Notes

The Company issues consumer notes through its SignatureNotes program. SignatureNotes is an investment product sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes are issued weekly with a variety of maturities, interest rates, and call provisions. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1,000,000, or an individual redemption limitation of $200,000 of aggregate principal.

Aggregate maturities of consumer notes, gross of unamortized dealer fees, are as follows: 2007--$508.2 million; 2008--$645.8 million; 2009--$394.5 million,
2010--$221.6 million, 2011--$152.3 million; and thereafter--$531.7 million.

Interest expense on consumer notes, included in benefits to policyholders, was $126.3 million, $122.1 million, and $100.8 million in 2006, 2005, and 2004, respectively. Interest paid amounted to $121.9 million, $115.4 million and $90.1 million in 2006, 2005 and 2004.

Note 10 -- Related Party Transactions

The Company provides certain administrative and asset management services to its pension plans and employee welfare trust (the Plans). Fees paid to the Company for these services were $4.8 million, $6.3 million and $6.4 million during the years ended December 31, 2006, 2005 and 2004, respectively.

The Company has reinsured certain portions of its long-term care insurance and group pension businesses with JHReCo, an affiliate and wholly owned subsidiary of JHFS. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are primarily written on a funds withheld basis where the related financial assets remain invested at the Company. During the fourth quarter of 2003, the reinsurance agreement covering pension contracts was converted to a modified coinsurance agreement. As a result, the Company recorded a liability for coinsurance amounts withheld from JHReCo of $2,227.1 million and $2,061.6 million (restated) at December 31, 2006 and 2005, respectively, which are included with other liabilities in the Company's Consolidated Balance Sheets and recorded reinsurance recoverable from JHReCo of $2,612.8 million and $2,614.1 million at December 31, 2006 and 2005, respectively, which are included with other reinsurance recoverables on the Company's Consolidated Balance Sheets. Premiums ceded to JHReCo were $571.2 million, $537.2 million and $702.8 million during the years ended December 31, 2006, 2005 and 2004 respectively.

During the year ended 2005, the Company entered into an assumption reinsurance agreement with JHIC of Vermont, an affiliate and wholly owned subsidiary of JHFS. Under the agreement separate account assets and corresponding liabilities of $127.6 million from the Company's Trust Owned Health Insurance (TOHI) contracts, were transferred to JHIC of Vermont. TOHI is a funding vehicle for postretirement medical benefit plans, which offers customers an insured medical benefit-funding program in conjunction with a broad range of investment options.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

During the year ended 2002, the Company reinsured certain portions of its group pension businesses with an affiliate, JHIC of Vermont. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are primarily written on a modified coinsurance basis where the related financial assets remain invested at the Company. As a result, the Company recorded a liability for reinsurance recoverable from JHIC of Vermont of $0 million and $1.0 million at December 31, 2006 and 2005, which is included with other liabilities in the Company's Consolidated Balance Sheets. At December 31, 2006 and December 31, 2005, the Company had not recorded any outstanding reinsurance receivables from JHIC of Vermont. Reinsurance recoverable is typically recorded with other reinsurance recoverables on the consolidated balance sheet. Premiums ceded by the Company to JHIC of Vermont were $0 million and $0.7 million during the years ended December 31, 2006 and 2005. This reinsurance contract was terminated effective July 1, 2006.

The Company, in the ordinary course of business, invests funds deposited with it by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of the Company may attract deposits from affiliates of the Company. At December 31, 2006, the Company managed approximately $2,270.9 million of investments for Manulife affiliates which to date generated market-based revenue for the Company.

The Company provided JHFS, its parent, with personnel, property, and facilities in carrying out certain of its corporate functions. The Company annually determines a fee (the parent company service fee) for these services and facilities based on a number of criteria, which were periodically revised to reflect continuing changes in the Company's operations. The parent company service fee is included in other operating costs and expenses in the Company's Consolidated Statements of Income. The Company charged JHFS service fees of $17.3 million for the year ending December 31, 2004. In 2005, the service agreement was terminated.

To effect the efficiencies of the merger with Manulife, the Company has an arrangement with its parent, Manulife, to share the cost of certain corporate services including, among others, personnel, property facilities, catastrophic reinsurance coverage, and directors' and officers insurance. In addition, synergies of sales agents are being found whereby the Company has an arrangement for the compensation of its sales agents for cross-selling products of Manulife affiliates. Operational efficiencies identified in the merger are subject to a service agreement between the Company and its affiliate John Hancock Life Insurance Company (U.S.A) ("John Hancock USA") formally known as The Manufacturers Life Insurance Company (U.S.A), a U.S.-based life insurance subsidiary of Manulife, whereby the Company is obligated to provide certain services in support of John Hancock USA's business. Further, under the service agreement, John Hancock USA is obligated to provide compensation to the Company for services provided.

There are two Service Agreements, both effective as of April 28, 2004, between the Company and John Hancock USA. Under the one agreement the Company provides services to John Hancock USA, and under the other John Hancock USA provides services to the Company. In both cases the Provider of the services can also employ a "Provider Affiliate" to provide services. In the case of the service agreement where the Company provides services to John Hancock USA, a "Provider Affiliate" means the Company's parent, JHFS, and its direct and indirect subsidiaries. As of December 31, 2006 and 2005 there are accrued payables from the Company to John Hancock USA of $104.2 million and 37.0 million for these service agreements. The Company incurred costs for these agreements of $110.7 million and $91.6 million for the years ended December 31, 2006 and 2005 and $61.1 million for the period April 29, 2004 through December 31, 2004.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company's balance sheet may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Prior to its merger with Manulife, the Company reinsured certain portions of its closed block with Manulife. During the fourth quarter of 2004, the Company entered into an additional agreement covering closed block policies with a Manulife affiliate. The Company entered into these reinsurance contracts in order to facilitate its statutory capital management process. Both the original and the revised reinsurance contracts are primarily written on a modified coinsurance basis where the related financial assets remain invested at the Company. The closed block reinsurance agreement is a financial reinsurance agreement and does not meet the risk transfer definition for U.S. GAAP reporting purposes. The agreement is accounted for under deposit accounting with only the reinsurance risk fee being reported on the consolidated statements of income. The Company's Consolidated Financial Statements do not report reinsurance ceded premiums or reinsurance recoverable. The Company's Consolidated Financial Statements report a risk fee that was paid to the Manulife reinsurance companies for the periods since the date the Company began operating as a subsidiary of Manulife, April 28, 2004. The risk fee was $2.7 million and $3.0 million for the year ended December 31, 2006 and 2005 and $1.5 million for the period April 29, 2004

                      JOHN HANCOCK LIFE INSURANCE COMPANY
through December 31, 2004. This fee is included in other operating costs and expenses in the Consolidated Statements of Income.

The Company participates in a liquidity pool of an affiliate, John Hancock USA, as set forth in the terms of the Liquidity Pool and Loan Facility Agreements, which became effective May 27, 2005. The company had $834.2 million and $1.7 billion invested in this pool at December 31, 2006 and 2005. The Company can improve the investment return on their excess cash through participation in this Liquidity Pool.

On July 8, 2005, Manulife fully and unconditionally guaranteed the Company's SignatureNotes, both those outstanding at that time and those to be issued subsequently. Manulife's guarantee of the SignatureNotes is an unsecured obligation of Manulife, and is subordinated in right of payment to the prior payment in full of all other obligations of Manulife, except for other guarantees or obligations of Manulife which by their terms are designated as ranking equally in right of payment with or subordinate to Manulife's guarantee of the SignatureNotes. Following July 8, 2005, the Company ceased filing quarterly and annual reports with the SEC pursuant to SEC Rule 12h-5 and Manulife began reporting condensed consolidating financial information regarding the Company in Manulife's quarterly and annual reports.

On November 10, 2006 pursuant to a note purchase agreement, the Company borrowed $90.0 million from John Hancock USA. The note is due December 1, 2011 and secured by a mortgage on the Company's property at 601 Congress Street, Boston, MA. The note balance is included in other liabilities in the Consolidated Balance Sheets. The note provides for interest-only payments of $0.4 million per month commencing January 1, 2007 through November 1, 2011. The interest rate for the term of this note is fixed at 5.73%.

On December 28, 2006, the Company purchased real estate held for investment with a net book value of $17.0 million from an affiliate, John Hancock USA, for $150.1 million in cash. Since the transfer was accounted for as a transaction between entities under common control, the difference between the net book value and sales price resulted in a decrease of $86.7 million, (net of tax of $46.6 million) to the Company's paid in capital as of December 31, 2006. The note payable is included in other liabilities in the Company's Consolidated Balance Sheet.

During 2006 and 2005, the Company paid $560.0 million and $690.0 million in dividends to its Parent. The Company received dividends of $95.0 million and $175.0 million from its subsidiary, John Hancock Variable Life Insurance Company and dividends of $61.0 million and $30.0 million from John Hancock Subsidiaries LLC, which is a consolidated subsidiary.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 11 -- Reinsurance

The effect of reinsurance on life, health, and annuity premiums written and earned was as follows:

                                                                                 April 29, 2004 to    January 1, 2004 to
                                            2006                  2005           December 31, 2004    April 28, 2004
                                    --------------------  --------------------  ------------------  --------------------
                                          Premiums              Premiums             Premiums           Premiums
                                    --------------------  --------------------  ------------------  --------------------
                                     Written     Earned    Written     Earned    Written   Earned   Written      Earned
                                    ---------  ---------  ---------  ---------  --------  --------  -------    ---------
                                                                      (in millions)
Direct............................. $ 3,049.8  $ 3,049.6  $ 2,476.5  $ 2,479.4  $1,651.1  $1,658.7  $ 845.9    $ 835.8
Assumed............................     683.3      683.3      545.0      545.0     484.3     484.3    192.8      192.8
Ceded..............................  (1,045.1)  (1,045.1)  (1,040.6)  (1,040.6)   (815.7)   (815.7)  (411.5)    (411.5)
                                    ---------  ---------  ---------  ---------  --------  --------   -------   -------
   Net life, health and annuity
     premiums...................... $ 2,688.0  $ 2,687.8  $ 1,980.9  $ 1,983.8  $1,319.7  $1,327.3  $ 627.2    $ 617.1
                                    =========  =========  =========  =========  ========  ========   =======   =======

At December 31, 2006 and 2005 benefits to policyholders under life, health and annuity ceded reinsurance contracts were $754.9 million and $629.9 million respectively. For the periods January 1 through April 29, 2004 and April 29 through December 31, 2004 benefits to policyholders under life, health and annuity ceded reinsurance contracts were $172.4 million and $360.9 million.

On February 28, 1997, the Company sold a major portion of its group insurance business to UNICARE Life & Health Insurance Company (UNICARE), a wholly owned subsidiary of WellPoint Health Networks, Inc. The business sold included the Company's group accident and health business and related group life business and Cost Care, Inc., Hancock Association Services Group and Tri-State, Inc., all of which were indirect wholly-owned subsidiaries of the Company. The Company retained its group long-term care operations. The insurance business sold was transferred to UNICARE through a 100% coinsurance agreement. The Company remains liable to its policyholders to the extent that UNICARE does not meet its contractual obligations under the coinsurance agreement.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Note 12--Pension Benefit Plans and Other Postretirement Benefit Plans

The Company provides pension benefits to substantially all employees and general agency personnel. These benefits are provided through both funded qualified and unfunded non-qualified defined benefit and qualified defined contribution pension plans. Through the non-qualified defined benefit plans, the Company provides supplemental pension benefits to employees with salaries and/or pension benefits in excess of the qualified plan limits under applicable law. Prior to 2002, pension benefits under the defined benefit plans were also based on years of service and final average compensation (generally during the three years prior to retirement). In 2001, the defined benefit pension plans were amended to a cash balance basis under which benefits are based on career average compensation. Under grandfathering rules, employees within 5 years of early retirement eligibility or employees over age 40 and with at least 10 years of service will receive pension benefits based on the greater of the benefit from the cash balance basis or the prior final average salary basis. This amendment became effective on January 1, 2002.

As of December 31, 2006, the Plan was merged with the qualified pension plan of an affiliated company, JH USA. Pursuant to the merger all of the assets of the former plans are commingled. The aggregate pool of assets from the former plans is available to meet the obligations of the merged plan. The merger is not expected to have a material effect on the financial statements of the Company.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 12--Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)

Benefits related to the defined benefit pension plans paid to employees and retirees were $226.2 million, $233.5 million, and $209.5 million in 2006, 2005, and 2004, respectively.

The Company uses a December 31 measurement date.

Defined contribution plans include the Investment Incentive Plan and the Savings and Investment Plan. The expense for defined contribution plans was $8.6 million, $9.5 million, and $9.0 million in 2006, 2005 and 2004, respectively.

In addition to the Company defined benefit pension plans, the Company has employee welfare plans for medical and life insurance covering most of its retired employees and general agency personnel. Substantially all employees may become eligible for these benefits if they reach certain age and service requirements while employed by the Company. The postretirement health care coverages are contributory based for post January 1, 1992 non-union retirees. A small portion of pre-January 1, 1992 non-union retirees also contribute. The applicable contributions are based on the number of years of service. Dental insurance is provided to eligible pre- January 1, 1992 retired employees.

As discussed in Note 2, in September 2006 the FASB issued SFAS No. 158. This statement requires an employer on a prospective basis to recognize the overfunded or underfunded status for its defined benefit pension and postretirement plans as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income. The Company adopted this requirement, along with required disclosures, on December 31, 2006. See below for the effects of the adoption as well as the related disclosure requirements.

On December 8, 2003, President Bush signed into law a bill that expands Medicare, primarily by adding a prescription drug benefit for Medicare-eligible retirees starting in 2006. The Medicare Prescription Drug Improvement and Modernization Act of 2003 provides for special tax-free subsidies to employers that offer plans with qualifying drug coverages beginning in 2006. There are two broad groups of retirees receiving employer-subsidized prescription drug benefits from John Hancock. The first group, those who retired prior to January 1, 1992, receive a subsidy of between 90% and 100% of total cost. Since this subsidy level will clearly meet Medicare's criteria for a qualifying drug coverage, the Company anticipates that the benefits it pays after 2005 for pre 1992 retirees will be lower as a result of the new Medicare provisions. In accordance with FASB Staff Position FAS 106-2, the Company reflected a reduction in liability for this group of $40.9 million as of the purchase accounting remeasurement (April 28, 2004).

With respect to the second group, those who retired on or after January 1, 1992, the employer subsidy on prescription drug benefits is capped and currently provides as low as 25% of total cost. Due to ambiguities in the methodology prescribed by Medicare to determine qualifying drug coverages in certain situations, the Company could not definitively quantify a reduction in liability, if any, for this group during 2004. However, in January of 2005, Medicare issued regulations which clarified an employer's ability to
(1) aggregate certain groups of retirees together and (2) allocate the portion of benefit cost it pays for towards prescription drug coverage (as opposed to medical coverage) in determining whether a benefit meets the actuarial criteria for qualifying drug coverage. As a result of this clarification, the Company determined that it would receive government subsidies for its post-1991 Medicare-eligible retirees as well, and reflected the associated reduction in the FAS 106 obligation during 2006. The reduction in liability for this second group reflected in the Company's consolidated financial statements during 2006 was not material.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 12--Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)

Obligations and Funded Status:

                                                                 Years Ended December 31,
                                                        ----------------------------------------
                                                                            Other Postretirement
                                                         Pension Benefits          Benefits
                                                        ------------------  --------------------
                                                          2006      2005      2006       2005
                                                        --------  --------  ---------  --------
                                                                   (in millions )
Change in benefit obligation:
Benefit obligation at beginning of year................ $2,295.0  $2,242.2  $ 641.4    $ 656.0
Service cost...........................................     27.1      24.9      1.3        1.5
Interest cost..........................................    119.7     122.3     32.5       35.3
Participant contributions..............................       --        --      3.2        6.2
Actuarial loss (gain)..................................    (48.6)    139.1    (51.3)       1.1
Special termination benefits...........................      3.0        --       --         --
Benefits paid..........................................   (226.2)   (233.5)   (53.9)     (58.7)
                                                        --------  --------   -------   -------
Benefit obligation at end of year...................... $2,170.0  $2,295.0  $ 573.2    $ 641.4
                                                        ========  ========   =======   =======
Change in plan assets:
Fair value of plan assets at beginning of year......... $2,200.0  $2,205.1  $ 269.2    $ 259.3
Actual return on plan assets...........................    384.7     154.7     34.6        9.9
Employer contribution..................................     29.7      73.7     50.7       52.5
Employee contribution..................................       --        --      3.2        6.2
Benefits paid..........................................   (226.2)   (233.5)   (53.9)     (58.7)
                                                        --------  --------   -------   -------
Fair value of plan assets at end of year............... $2,388.2  $2,200.0  $ 303.8    $ 269.2
                                                        ========  ========   =======   =======
Funded status at end of year........................... $  218.2  $  (95.0) $(269.4)   $(372.2)
Unrecognized actuarial (gain)/loss (1).................       --      80.6       --       36.0
                                                        --------  --------   -------   -------
Net amount recognized.................................. $  218.2  $  (14.4) $(269.4)   $(336.2)
                                                        ========  ========   =======   =======
Amounts recognized in the consolidated balance sheets:
Prepaid benefit cost................................... $  557.6  $  305.0  $    --    $    --
Accrued benefit liability..............................   (339.4)       --   (269.4)        --
Accrued benefit liability including minimum liability
  (1)..................................................       --    (332.7)      --     (336.2)
Accumulated other comprehensive income.................       --      13.3       --         --
                                                        --------  --------   -------   -------
Net amount recognized.................................. $  218.2  $  (14.4) $(269.4)   $(336.2)
                                                        ========  ========   =======   =======

--------
(1) As a result of the adoption of SFAS No. 158 on December 31, 2006, these items are no longer applicable.

The accumulated benefit obligations for all defined benefit pension plans was $2,090.1 million and $2,160.1 million at December 31, 2006 and 2005, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 12--Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)

The incremental effects of applying SFAS No. 158 on individual line items in the Consolidated Statement of Financial Position on December 31, 2006 was as follows:

                                                         Incremental
                                                          effect of
                                                          adopting
                                               Pre SFAS   SFAS No.   Post SFAS
                                               No. 158       158      No. 158
                                               --------- ----------- ---------
                                                        (in millions)
 Other assets................................. $ 2,628.2   $208.7    $ 2,836.9
                                               ---------   ------    ---------
    Total assets.............................. $96,807.3   $208.7    $97,016.0

 Deferred income tax liability................ $   316.8   $ 77.5    $   394.3
 Other liabilities............................   4,767.8    (12.7)     4,755.1
                                               ---------   ------    ---------
    Total liabilities......................... $86,408.5   $ 64.8    $86,473.3

 Accumulated other comprehensive income (loss) $   294.6   $143.9    $   438.5
                                               ---------   ------    ---------
    Total stockholders' equity................ $10,270.7   $143.9    $10,414.6

Information for pension plans with accumulated benefit obligations in excess of plan assets:

                                                              December 31,
                                                             -------------
                                                              2006   2005
                                                             ------ ------
                                                             (in millions)
Projected benefit obligation................................ $344.5 $586.1

Accumulated benefit obligation..............................  333.3  557.2

Fair value of plan assets...................................    5.2  228.0

Components of Net Periodic Benefit cost:

                                                                  Years Ended December 31,
                                       ------------------------------------------------------------------------------
                                                   Pension Benefits                 Other Postretirement Benefits
                                       ---------------------------------------  -------------------------------------
                                                         January 1   April 29                   January 1   April 29
                                                          through    through                     through    through
                                                         April 28, December 31,                 April 28, December 31,
                                         2006     2005     2004        2004      2006    2005     2004        2004
                                       -------  -------  --------- ------------ ------  ------  --------- ------------
                                                                        (in millions)
Service cost.......................... $  27.1  $  24.9   $  7.5     $  14.8    $  1.3  $  1.5    $ 0.5      $  0.9
Interest cost.........................   119.7    122.3     43.2        85.0      32.5    35.3     11.8        24.5
Expected return on plan assets........  (172.8)  (175.2)   (58.8)     (115.1)    (22.6)  (21.5)    (6.9)      (13.9)
Amortization of prior service cost....     3.0      0.6      2.2          --        --      --     (2.5)         --
Recognized actuarial gain.............     0.9       --      8.3          --        --      --      4.2          --
                                       -------  -------   ------     -------    ------  ------    -----      ------
Net periodic (credit) benefit cost.... $ (22.1) $ (27.4)  $  2.4     $ (15.3)   $ 11.2  $ 15.3    $ 7.1      $ 11.5
                                       =======  =======   ======     =======    ======  ======    =====      ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 12--Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)

The amounts included in "Accumulated other comprehensive income" expected to be recognized as components of net periodic (benefit) cost in 2007 are as follows:

                                                                     Other
                                                        Pension  Postretirement
                                                        Benefits    Benefits
                                                        -------- --------------
                                                             (in millions)
Amortization of transition obligation..................   $ --        $--
Amortization of prior service cost.....................     --         --
Amortization of actuarial (gain) loss, net.............    1.5         --
                                                          ----        ---
Total..................................................   $1.5        $--
                                                          ====        ===

Assumptions:

Weighted -average assumptions used to determine benefit obligation:

                                                       Years Ended December 31,
                                                     --------------------------
                                                                    Other
                                                       Pension   Postretirement
                                                      Benefits     Benefits
                                                     ----------  --------------
                                                     2006  2005  2006     2005
                                                     ----  ----  ----   -------
Discount rate....................................... 5.75% 5.50% 5.75%   5.50%
Rate of compensation increase....................... 4.00% 4.00%  N/A     N/A

Health care trend rate for following year...........             9.50%  10.00%

Ultimate trend rate.................................             5.00%   5.00%

Year ultimate rate reached..........................             2016    2016

Weighted-average assumptions used to determine net periodic benefit cost:

                                                      Years Ended December 31,
                                                    ----------------------------
                                                                     Other
                                                      Pension     Postretirement
                                                     Benefits      Benefits
                                                    ----------  ----------------
                                                    2006  2005   2006      2005
                                                    ----  ----   -----   -------
Discount rate...................................... 5.50% 5.75%  5.50%    5.75%
Expected long-term return on plan assets........... 8.25% 8.50%  8.25%    8.50%
Rate of compensation increase...................... 4.00% 4.00%   N/A      N/A

Health care trend rate for following year..........             10.00%   10.50%

Ultimate trend rate................................              5.00%    5.00%

Year ultimate rate reached.........................              2016     2016

The Company generally determines the assumed long-term rate of return on plan assets based on the rate expected to be earned for plan assets. The asset mix based on the long-term investment policy and range of target allocation percentages of the plans and the Capital Asset Pricing Model are used as part of that determination. Current conditions and published commentary/guidance from SEC staff suggestions are also considered.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 12--Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)

Assumed health care cost trend rates have a significant effect on the amounts reported for the healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                   1-Percentage   1-Percentage
                                                  Point Increase Point Decrease
                                                  -------------- --------------
                                                          (in millions)
Effect on total service and interest costs in
  2006...........................................     $ 1.3          $ (1.2)
Effect on postretirement benefit obligations as
  of December 31, 2006...........................      22.8           (20.4)

Plan Assets

The Company's weighted-average asset allocations for its plans at December 31, 2006 and 2005, by asset category are as follows:

                                                                     Pension
                                                                  Plan Assets
                                                                at December 31,
                                                                ---------------
                                                                  2006    2005
                                                                ------- -------
Asset Category

Equity securities..............................................   62%     62%
Fixed maturity securities......................................   24      24
Real estate....................................................    4       6
Other..........................................................   10       8
                                                                 ---     ---
   Total.......................................................  100%    100%
                                                                 ===     ===

The target allocations for assets of the Company's pension plans is summarized below for major asset categories.

Asset Category

Equity securities................................................ 50% -80%
Fixed maturity securities........................................ 23% -35%
Real estate...................................................... -% - 5%
Other............................................................ 5% - 15%

The plans do not own any of the Company's common stock at December 31, 2006 and 2005.

Other postretirement benefit plan weighted-average asset allocations at December 31, 2006, and 2005, by asset category are as follows:

                                                           Other Postretirement
                                                                  Benefits
                                                                Plan Assets
                                                              at December 31,
                                                           --------------------
                                                             2006        2005
                                                           --------- ----------
Asset Category
Equity securities.........................................   56%        61%
Fixed maturity securities.................................   44         39
                                                            ---        ---
   Total..................................................  100%       100%
                                                            ===        ===

Plan assets for other post retirement benefits for non-union employees are comprised of an irrevocable health insurance contract and a 401(h) account under the pension plan. The plan assets for other postretirement benefits for other employees are held in a 401(h) account under the pension plan. The plan assets underlying the insurance contract have target allocations of approximately 60% equity securities and 40% fixed maturity securities. The plan assets in the 401(h) account of the pension have target allocations identified to the target allocations shown above for assets in the pension benefits account.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 12--Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)

Cash Flows

Contributions. The Company's funding policy for its qualified defined benefit plans is to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA) and other applicable laws, and, generally, not greater than the maximum amount that can be deducted for Federal income tax purposes. In 2006 and 2005, no contributions were made to the qualified plans. The funding policy for its non-qualified defined benefit plans is to contribute the amount of the benefit payments made during the year. In 2006 and 2005, $29.7 million and $73.7 million, respectively, were contributed to the non-qualified plans. The Company expects to contribute approximately $0 million to its qualified pension plans in 2007 and approximately $34.1 million to its non-qualified pension plans in 2007.

The Company's policy is to fund its other post retirement benefits in amounts at or below the annual tax qualified limits.

Projections for benefit payments for the next ten years are as follows:

Projected Employer Pension Benefits Payment

                Year            Total Qualified Total Nonqualified Total
                ----            --------------- ------------------ ------
                                              (in millions)
                2007                $154.0            $ 39.3       $193.3
                2008                 152.2              32.4        184.6
                2009                 153.4              31.4        184.8
                2010                 156.0              36.8        192.8
                2011                 155.8              28.6        184.4
             2012-2016               789.8             144.4        934.2

Projected Employer OPEB Benefits Payment (includes Future Service Accruals)

                                               Medicare Part
                Year            Gross Payments   D Subsidy   Net Payments
                ----            -------------- ------------- ------------
                                              (in millions)
                2007                $ 54.1         $ 4.4        $ 49.7
                2008                  54.3           4.5          49.8
                2009                  54.2           4.4          49.8
                2010                  54.1           4.4          49.7
                2011                  53.6           4.3          49.3
             2012-2016               254.0          20.0         234.0

The information that follows shows supplemental information for the Company's defined benefit pension plans. Certain key summary data is shown separately for qualified plans and non-qualified plans.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 12--Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)

Obligations and Funded Status:

                                                                       Years Ended December 31,
                                                   ----------------------------------------------------------------
                                                                 2006                             2005
                                                   -------------------------------  -------------------------------
                                                                             (in millions)
                                                   Qualified Nonqualified           Qualified Nonqualified
                                                     Plans      Plans       Total     Plans      Plans       Total
                                                   --------- ------------ --------  --------- ------------ --------
Benefit obligation at the end of year............. $1,825.4    $ 344.6    $2,170.0  $1,959.7    $ 335.3    $2,295.0
Fair value of plan assets at end of year..........  2,383.0        5.2     2,388.2   2,190.0       10.0     2,200.0
                                                   --------    -------    --------  --------    -------    --------
Funded status (assets less obligations)...........    557.6     (339.4)      218.2     230.3     (325.3)      (95.0)
Unrecognized net actuarial (gain)/loss............       --         --          --      56.8       23.8        80.6
                                                   --------    -------    --------  --------    -------    --------
Prepaid (accrued) benefit cost.................... $  557.6    $(339.4)   $  218.2  $  287.1    $(301.5)   $  (14.4)
                                                   ========    =======    ========  ========    =======    ========
Amounts recognized in the consolidated balance
  sheets:
Prepaid benefit cost.............................. $  557.6    $    --    $  557.6  $  305.0    $    --    $  305.0
Accrued benefit liability.........................       --     (339.4)     (339.4)       --         --          --
Accrued benefit liability including minimum
  liability (1)...................................       --         --          --     (20.6)    (312.1)     (332.7)
Accumulated other comprehensive income............       --         --          --       2.7       10.6        13.3
                                                   --------    -------    --------  --------    -------    --------
Net amount recognized............................. $  557.6    $(339.4)   $  218.2  $  287.1    $(301.5)   $  (14.4)
                                                   ========    =======    ========  ========    =======    ========
Components of net periodic benefit cost:

Service cost...................................... $   22.1    $   5.0    $   27.1  $   21.2    $   3.7    $   24.9
Interest cost.....................................    101.5       18.2       119.7     102.7       19.6       122.3
Expected return on plan assets....................   (172.3)      (0.5)     (172.8)   (174.9)      (0.3)     (175.2)
Actuarial loss amortization.......................       --        0.9         0.9        --        0.6         0.6
Amortization of prior service cost................      1.2        1.8         3.0        --         --          --
                                                   --------    -------    --------  --------    -------    --------
Net periodic (credit) benefit cost................ $  (47.5)   $  25.4    $  (22.1) $  (51.0)   $  23.6    $  (27.4)
                                                   ========    =======    ========  ========    =======    ========

--------
(1) As a result of the adoption of SFAS 158 on December 31, 2006 these items are no longer applicable.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 13 -- Commitments, Guarantee, Contingencies and Legal Proceedings

Commitments. The Company has extended commitments to purchase US private debt, to invest in real estate, and to issue mortgage loans on real estate totaling $562.6 million, $29.5 million, and $127.8 million, respectively, at December 31, 2006. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $719.9 million at December 31, 2006. The majority of these commitments expire in 2007.

Guarantees. In the course of business the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. generally accepted accounting principles specific to the insurance industry. The Company has no material guarantees outstanding outside the scope of insurance accounting at December 31, 2006.

Contingencies. The Company entered into a number of reinsurance arrangements in respect of personal accident insurance and the occupational accident component of workers compensation insurance. Under these arrangements, the Company both assumed risks as a reinsurer, and also passed substantial portions of these risks on to other companies. The Company is engaged in disputes, including a number of legal proceedings, in respect of this business and has provided adequately for the exposure. During 2006 and 2005, the Company received additional information about its exposure and recognized an additional charge of $69.8 million and $214.0 million, after tax, to reflect its current best estimate of its exposure as of December 31, 2006.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, as well as an investment adviser, employer and taxpayer. In addition, state regulatory bodies, state attorneys general, the United States Securities and Exchange Commission, the National Association of Securities Dealers, Inc. and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company's compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. As with many other companies in the financial services industry, the Company has been requested or required by such government and regulatory authorities to provide information with respect to market timing and late trading of mutual funds and sales compensation and broker-dealer practices, including with respect to variable investment options underlying variable life and annuity products. It is believed that these inquiries are similar to those made to many financial service companies by various agencies into practices, policies and procedures relating to trading in mutual fund shares and sales compensation and broker-dealer practices. The Company intends to continue to cooperate fully with government and regulatory authorities in connection with their respective inquiries. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on our financial condition or results of operations.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 14 -- Shareholder's Equity

Common Stock

The Company has one class of capital stock, common stock ($10,000 par value, 33,000 shares authorized, issued and outstanding). All of the outstanding common stock of the Company is owned by JHFS, the parent.

Other Comprehensive Income

The components of accumulated other comprehensive income are as follows:

                                                                      Net
                                                                  Accumulated   Foreign              Accumulated
                                                        Net       Gain (Loss)  Currency    Minimum      Other
                                                     Unrealized     on Cash   Translation  Pension  Comprehensive
                                                   Gains (Losses) Flow Hedges Adjustment  Liability    Income
                                                   -------------- ----------- ----------- --------- -------------
                                                                           (in millions)
Balance at January 1, 2004 - Restated.............    $1,332.6      $177.1       $(3.1)    $(78.0)    $1,428.6
Gross unrealized gains (losses) (net of deferred
  income tax benefit of $69.8 million)............      (129.2)         --          --         --       (129.2)
Reclassification adjustment for gains realized in
  net income (net of income tax expense of $69.3
  million)........................................      (128.6)         --          --         --       (128.6)
Adjustment for participating group annuity
  contracts (net of deferred income tax benefit
  of $0.5 million)................................        (1.0)         --          --         --         (1.0)
Adjustment for deferred policy acquisition costs
  and value of business acquired (net of deferred
  income tax expense of $84.0 million)............       156.1          --          --         --        156.1
Adjustment for policyholder dividend obligation
  (net of deferred income tax expense of $ 39.9
  million)........................................        74.1          --          --         --         74.1
                                                      --------      ------       -----     ------     --------
Net unrealized gains (losses).....................       (28.6)         --          --                   (28.6)
Foreign currency translation adjustment...........          --                    (0.3)        --         (0.3)
Minimum pension liability (net of deferred income
  tax expense of $ 0.4 million)...................          --          --          --        0.6          0.6
Net accumulated gains (losses) on cash flow
  hedges (net of deferred income tax expense of
  $6.4 million) - Restated........................          --        11.7          --         --         11.7
                                                      --------      ------       -----     ------     --------
Balance at April 28, 2004 - Restated..............    $1,304.0      $188.8       $(3.4)    $(77.4)    $1,412.0
                                                      ========      ======       =====     ======     ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                      Net
                                                                  Accumulated   Foreign              Accumulated
                                                        Net       Gain (Loss)  Currency    Minimum      Other
                                                     Unrealized     on Cash   Translation  Pension  Comprehensive
                                                   Gains (Losses) Flow Hedges Adjustment  Liability    Income
                                                   -------------- ----------- ----------- --------- -------------
                                                                           (in millions)
Balance at April 28, 2004 - Restated..............   $ 1,304.0      $ 188.8      $(3.4)    $(77.4)    $ 1,412.0
Acquisition by Manulife Financial Corporation:
  Sale of accumulated other comprehensive income
  - Restated......................................    (1,304.0)      (188.8)       3.4       77.4      (1,412.0)
                                                     ---------      -------      -----     ------     ---------
Balance at April 29, 2004.........................   $      --      $    --      $  --     $   --     $      --
                                                     =========      =======      =====     ======     =========
Gross unrealized gains (losses) (net of deferred
  income tax expense of $292.0 million)...........   $   544.9           --         --         --     $   544.9
Adjustment for deferred policy acquisition costs
  and value of business acquired (net of deferred
  income tax benefit of $31.7 million)............       (58.9)          --         --         --         (58.9)
Adjustment for policyholder dividend obligation
  (net of deferred income tax benefit of $40.1
  million)........................................       (74.6)          --         --         --         (74.6)
                                                     ---------      -------      -----     ------     ---------
Net unrealized gains (losses).....................       411.4           --         --         --         411.4
Foreign currency translation adjustment...........          --           --      $ 0.6         --           0.6
Net accumulated gains (losses) on cash flow
  hedges (net of income deferred tax expense of
  $83.0 million) - Restated.......................          --      $ 191.5         --         --         191.5
Minimum pension liability, (net of deferred
  income tax benefit of $6.0 million).............          --           --         --     $(11.0)        (11.0)
                                                     ---------      -------      -----     ------     ---------
Balance at December 31, 2004 - Restated...........   $   411.4      $ 191.5      $ 0.6     $(11.0)    $   592.5
                                                     =========      =======      =====     ======     =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                      Net
                                                                  Accumulated   Foreign              Accumulated
                                                        Net       Gain (Loss)  Currency    Minimum      Other
                                                     Unrealized     on Cash   Translation  Pension  Comprehensive
                                                   Gains (Losses) Flow Hedges Adjustment  Liability    Income
                                                   -------------- ----------- ----------- --------- -------------
                                                                           (in millions)
Balance at January 1, 2005 - Restated.............    $ 411.4       $191.5       $ 0.6     $(11.0)     $ 592.5
Gross unrealized gains (losses) (net of deferred
  income tax benefit of $244.0 million)...........     (454.4)          --          --         --       (454.4)
Reclassification adjustment for gains realized in
  net income (net of income tax expense of $82.5
  million)........................................     (153.3)          --          --         --       (153.3)
Adjustment for deferred policy acquisition costs
  and value of business acquired (net of deferred
  income tax expense of $46.4 million)............       86.0           --          --         --         86.0
Adjustment for policyholder dividend obligation
  (net of deferred income tax expense of $54.7
  million)........................................      101.7           --          --         --        101.7
                                                      -------       ------       -----     ------      -------
Net unrealized gains (losses).....................     (420.0)          --          --         --       (420.0)
Foreign currency translation adjustment...........         --           --        (1.8)        --         (1.8)
Minimum pension liability (net of deferred income
  tax expense of $1.3 million)....................         --           --          --        2.4          2.4
Net accumulated gains (losses) on cash flow
  hedges (net of deferred income tax expense of
  $113.4 million) - Restated......................         --        171.2          --         --        171.2
                                                      -------       ------       -----     ------      -------
Balance at December 31, 2005 - Restated...........    $  (8.6)      $362.7       $(1.2)    $ (8.6)     $ 344.3
                                                      =======       ======       =====     ======      =======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                                                       Additional
                                                                      Net                             Pension and
                                                                  Accumulated   Foreign    Minimum   Postretirement  Accumulated
                                                        Net       Gain (Loss)  Currency    Pension    Unrecognized      Other
                                                     Unrealized     on Cash   Translation Liability   Net Periodic  Comprehensive
                                                   Gains (Losses) Flow Hedges Adjustment  Adjustment Benefit (Cost)    Income
                                                   -------------- ----------- ----------- ---------- -------------- -------------
                                                                                   (in millions)
Balance at January 1, 2006 - Restated.............     $ (8.6)      $362.7       $(1.2)     $ (8.6)      $   --        $344.3
Gross unrealized gains (losses) (net of deferred
  income tax expense of $57.8 million)............      106.2           --          --          --           --         106.2
Reclassification adjustment for gains realized in
  net income (net of income tax expense of $47.4
  million)........................................      (88.1)          --          --          --           --         (88.1)
Adjustment for deferred policy acquisition costs
  and value of business acquired (net of deferred
  income tax expense of $3.0 million).............        5.6           --          --          --           --           5.6
Adjustment for policyholder dividend obligation
  (net of deferred income tax expense of $1.2
  million)........................................        2.3           --          --          --           --           2.3
                                                       ------       ------       -----      ------       ------        ------
Net unrealized gains (losses).....................       26.0           --          --          --           --          26.0
Foreign currency translation adjustment...........         --           --         0.4          --           --           0.4
Minimum pension liability (net of deferred income
  tax benefit of $8.9 million)....................         --           --          --       (16.3)          --         (16.3)
Impact of adoption of SFAS No. 158 (net of tax
  expense of $86.3 million).......................                                            24.9        135.3         160.2
Net accumulated gains (losses) on cash flow
  hedges (net of income tax benefit of $44.8
  million)........................................         --        (76.1)         --          --           --         (76.1)
                                                       ------       ------       -----      ------       ------        ------
Balance at December 31, 2006......................     $ 17.4       $286.6       $(0.8)     $   --       $135.3        $438.5
                                                       ======       ======       =====      ======       ======        ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Net unrealized investment and other gains (losses), included in the Company's Consolidated Balance Sheets as a component of shareholder's equity, are summarized as follows:

                                                For the Years Ended December 31,
                                                -------------------------------
                                                  2006       2005       2004
                                                 -------    -------    -------
                                                      (in millions)
Balance, end of year comprises:
   Unrealized investment gains (losses) on:....
       Fixed maturities........................ $(177.8)   $(151.4)   $ 825.1
       Equity investments......................    86.8       46.1        9.0
       Other investments.......................    22.2        8.0        2.8
                                                ---------  ---------  ---------
Total..........................................   (68.8)     (97.3)     836.9

Amounts of unrealized investment (gains)
  losses attributable to:
       Deferred policy acquisition costs
         and value of business acquired........    50.4       41.8      (90.6)
       Policyholder dividend obligation........    45.2       41.7     (114.7)
       Deferred federal income taxes...........    (9.4)       5.2     (220.2)
                                                ---------  ---------  ---------
Total..........................................    86.2       88.7     (425.5)
                                                ---------  ---------  ---------
Net unrealized investment gains................ $  17.4    $  (8.6)   $ 411.4
                                                =========  =========  =========

Statutory Results

The Company and its domestic insurance subsidiaries prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual has been adopted as a component of prescribed or permitted practices by Massachusetts. The Massachusetts Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices, otherwise known as permitted practices.

From time to time the Company has requested permission from the Commonwealth of Massachusetts Division of Insurance (the Division) for a permitted accounting practice. The Company currently has one permitted practices which relate to an admitted asset for an after-tax ceding commission in the acquisition of the fixed universal life insurance business of Allmerica Financial.

On December 31, 2002, the Company entered into indemnity coinsurance agreements, under which it assumed 100% of the liabilities for the fixed universal life insurance blocks of Allmerica Financial Life Insurance and Annuity Company and First Allmerica Financial Life Insurance Company. The Division provided the Company approval to record the after-tax ceding commission of $12.6 million, $25.2 million, and $37.8 million on the purchase as goodwill at December 31, 2006, 2005, and 2004, respectively. This amount will be amortized over a five year period. The impact on statutory net income was an amortization expense of $12.6 million, $12.6 million and $12.4 million in 2006, 2005, and 2004, respectively. As a result of this permitted practice, the Company's reported capital and surplus for the 2006, 2005, and 2004 reporting periods was increased by $0 million, $12.6 million, and $25.4 million, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

There are no other material permitted practices.

Statutory net income and surplus in the table below include the accounts of the John Hancock Life Insurance Company.

                                                       2006     2005     2004
                                                     -------- -------- --------
                                                           (in millions)
Statutory net income................................ $  523.5 $  654.0 $  509.3
Statutory capital and surplus.......................  3,592.3  3,966.3  4,084.5

Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of the Massachusetts Division of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Massachusetts Division of Insurance, to the greater of
(i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

Note 15 -- Segment Information

As a result of Manulife's merger with JHFS, see Note 1 -- Change of Control, the Company renamed and reorganized certain businesses within its operating segments to better align the Company with its new parent, Manulife. The Company renamed the Asset Gathering Segment as the Wealth Management Segment. Further efforts at reorganization of the Company included the movement of the Institutional Investment Management Segment to the Corporate and Other Segment. Other realignments include moving Signator Investors, Inc. our agent sales organization, from Wealth Management to Protection, and group life, retail discontinued operations, discontinued health insurance operations and creditor from Corporate and Other to Protection. International Group Plans (IGP) and John Hancock Accident are reported in our Corporate and Other Segment while in Manulife's segment results IGP and John Hancock Accident will be reported in Reinsurance. The financial results for all periods have been reclassified to conform to the current period presentation.

During the majority of 2006, the Company operated in the following three business segments: two segments primarily served retail customers and institutional customers and our third segment was the Corporate and Other Segment, which includes our institutional advisory business, the remaining international operations, and the corporate account. Our retail segments are the Protection Segment and the Wealth Management Segment, previously called Asset Gathering and Guaranteed and Structured Financial Products Segment (G&SFP). In the first quarter of 2006, the Company's G&SFP businesses were reorganized and included in Wealth Management Segment. Information for prior periods has been restated accordingly.

Prior to the merger, the Company operated in the following five business segments: two segments served primarily domestic retail customers, two segments served primarily domestic institutional customers, and our fifth segment was the Corporate and Other Segment, which included our remaining international operations, the corporate account and run-off from several discontinued business lines. Our retail segments were the Protection Segment and the Asset Gathering Segment. Our institutional segments were the Guaranteed and Structured Financial Products (G&SFP) Segment and the Investment Management Segment. For additional information about the Company's pre-acquisition business segments, please refer to the Company's 2004 Form 10-K.

The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

Protection Segment. Offers a variety of individual life insurance and individual and group long-term care insurance products, including participating whole life, term life, universal life, variable life, and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Wealth Management Segment. Offers individual annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, single premium immediate annuities and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds closed-end funds, institutional advisory accounts and privately managed accounts. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants and banks.

This segment also offers a variety of retirement products to qualified defined benefit plans, defined contribution plans and non-qualified buyers. The Company's products include guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. The segment distributes its products through a combination of dedicated regional representatives, pension consultants and investment professionals. The segment's consumer notes program distributes primarily through brokers affiliated with the Company and securities brokerage firms. The segment's new banking products distribute primarily through the broker-dealer network to the retail investors.

Corporate and Other Segment. Primarily consists of the Company's remaining international insurance operations, certain corporate operations, the institutional investment management business and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments and certain non-recurring expenses not allocated to the segments. The disposed businesses primarily consist of group health insurance and related group life insurance, property and casualty insurance and selected broker/dealer operations.

Subsequent to the merger, the Company changed its methodology for determining how much capital is needed to support its operating segments and redeployed capital according to the new methodology. As part of this process, the Company moved certain tax preferenced investments from the operating segments to the Corporate and Other Segment. These steps were taken as part of the alignment of the Company's investment and capital allocation processes with those of its parent, and they could have a material impact on each operating segment's investment income and net income in future periods.

The accounting policies of the segments are the same as those described in Note 2 -- Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following table summarizes selected financial information by segment, in millions, for the periods and dates indicated. Included in the Protection Segment for all periods presented are the assets, liabilities, revenues and expenses of the closed block. For additional information on the closed block see Note 7 -- Closed Block in the notes to the consolidated financial statements.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                                         Wealth   Corporate
                                                                            Protection Management and Other Consolidated
2006                                                                        ---------- ---------- --------- ------------
Revenues:
Revenues from external customers........................................... $ 2,245.8  $ 1,268.9  $   548.4  $ 4,063.1
   Net investment income...................................................   1,393.0    1,771.2      363.4    3,527.6
   Net realized investment and other gains (losses)........................    (144.4)      49.7      100.9        6.2
                                                                            ---------  ---------  ---------  ---------
   Revenues................................................................ $ 3,494.4  $ 3,089.8  $ 1,012.7  $ 7,596.9
                                                                            =========  =========  =========  =========
   Net income.............................................................. $   164.1  $   251.6  $   164.9  $   580.6
                                                                            =========  =========  =========  =========
Supplemental Information:
   Equity in net income of investees accounted for by the equity method.... $   109.0  $    54.7  $    26.4  $   190.1
   Carrying value of investments accounted for under the equity method.....     917.6      743.0      173.7    1,834.3
   Amortization of deferred policy acquisition costs and value of business
     acquired..............................................................     184.9      114.1        0.1      299.1
   Interest expense........................................................       0.8         --       35.5       36.3
   Income tax expense......................................................      75.7       57.4      134.4      267.5
   Segment assets.......................................................... $44,144.8  $41,447.0  $11,424.2  $97,016.0

                                                                                         Wealth   Corporate
                                                                            Protection Management and Other Consolidated
2005                                                                        ---------- ---------- --------- ------------
Revenues:
Revenues from external customers - Restated................................ $ 2,268.0  $   790.1  $  235.3   $ 3,293.4
   Net investment income - Restated........................................   1,277.7    1,764.6     433.0     3,475.3
   Net realized investment and other gains (losses)........................      84.7      425.3       4.6       514.6
   Inter-segment revenues..................................................        --        1.7      (1.7)         --
                                                                            ---------  ---------  --------   ---------
   Revenues - Restated..................................................... $ 3,630.4  $ 2,981.7  $  671.2   $ 7,283.3
                                                                            =========  =========  ========   =========
   Net income - Restated................................................... $   436.2  $   598.9  $ (223.4)  $   811.7
                                                                            =========  =========  ========   =========
Supplemental Information:
   Equity in net income of investees accounted for by the equity method.... $    96.3  $   117.2  $   59.2   $   272.7
   Carrying value of investments accounted for under the equity method.....   1,168.1      813.7     245.5     2,227.3
   Amortization of deferred policy acquisition costs and value of business
     acquired..............................................................      85.6       88.7        --       174.3
   Interest expense........................................................        --         --      43.2        43.2
   Income tax expense - Restated...........................................     225.1      271.6     (87.9)      408.8
   Segment assets - Restated............................................... $43,254.0  $49,613.3  $6,168.0   $99,035.3

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                     Wealth   Corporate
                                                        Protection Management and Other Consolidated
For the period from April 29 through December 31, 2004  ---------- ---------- --------- ------------
Revenues:
Revenues from external customers - Restated............ $ 1,361.8  $   382.6  $  401.0   $ 2,145.4
   Net investment income - Restated....................     878.7    1,252.4       0.2     2,131.3
   Net realized investment and other (losses) gains....     (43.0)     (13.7)      5.8       (50.9)
   Inter-segment revenues..............................        --        1.3      (1.3)         --
                                                        ---------  ---------  --------   ---------
   Revenues - Restated................................. $ 2,197.5  $ 1,622.6  $  405.7   $ 4,225.8
                                                        =========  =========  ========   =========
   Net income - Restated............................... $   228.4  $   210.1  $  (84.8)  $   353.7
                                                        =========  =========  ========   =========
Supplemental Information:
   Equity in net income of investees accounted for by
     the equity method................................. $    35.8  $    59.9  $   25.7   $   121.4
   Carrying value of investments accounted for under
     the equity method.................................     768.8    1,001.4     656.8     2,427.0
   Amortization of deferred policy acquisition costs
     and value of business acquired....................      52.5       86.5      (0.1)      138.9
   Interest expense....................................       0.2         --      27.5        27.7
   Income tax expense - Restated.......................     118.9       84.1     (97.2)      105.8
   Segment assets - Restated........................... $43,662.3  $54,209.2  $1,988.4   $99,859.9

                                                                     Wealth   Corporate
                                                        Protection Management and Other Consolidated
For the period from January 1 through April 28, 2004    ---------- ---------- --------- ------------
Revenues:
   Revenues from external customers....................  $  740.7    $143.5    $168.3     $1,052.5
   Net investment income...............................     492.7     767.9      24.1      1,284.7
   Net realized investment and other gains (losses)....      21.1       0.3     102.7        124.1
   Inter-segment revenues..............................        --       0.6      (0.6)          --
                                                         --------    ------    ------     --------
   Revenues............................................  $1,254.5    $912.3    $294.5     $2,461.3
                                                         ========    ======    ======     ========
   Net income - Restated...............................  $  110.9    $181.5    $ 85.2     $  377.6
                                                         ========    ======    ======     ========
Supplemental Information:
   Equity in net income of investees accounted for by
     the equity method.................................  $   11.4    $ 14.6    $ 48.2     $   74.2
   Amortization of deferred policy acquisition costs
     and value of business acquired....................      67.6      43.5      (0.2)       110.9
   Interest expense....................................        --        --      14.2         14.2
   Income tax expense - Restated.......................      56.5      84.4      26.6        167.5

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The Company operates primarily in the United States and also in Indonesia. In addition, the International Group Program consists of a network of 52 insurers that coordinate and/or reinsure group life, health, disability and pension coverage for foreign and globally mobile employees of multinational companies in 51 countries and territories. The following table summarizes selected financial information by geographic location for or at the end of periods presented:

                                                                        Income Before
                                                                       Income Taxes and
                                                                          Cumulative
                                                                          Effect of
                                                  Long-Lived              Accounting
Location                                 Revenues   Assets    Assets       Changes
--------                                 -------- ---------- --------- ----------------
                                                         (in millions)
2006
United States........................... $7,192.1   $117.0   $96,510.0     $  820.3
Foreign -- other........................    404.8      0.1       506.0         27.8
                                         --------   ------   ---------     --------
                                         $7,596.9   $117.1   $97,016.0     $  848.1
                                         ========   ======   =========     ========
2005
United States - Restated................ $6,867.8   $253.1   $98,635.7     $1,197.1
Foreign -- other........................    415.5      0.1       399.6         23.4
                                         --------   ------   ---------     --------
                                         $7,283.3   $253.2   $99,035.3     $1,220.5
                                         ========   ======   =========     ========
April 29 through December 31, 2004
United States - Restated................ $3,923.2   $250.4   $99,673.4     $  444.0
Foreign -- other........................    302.6      0.3       186.5         15.5
                                         --------   ------   ---------     --------
                                         $4,225.8   $250.7   $99,859.9     $  459.5
                                         ========   ======   =========     ========
January 1 through April 28, 2004
United States - Restated................ $2,355.2   $274.7   $98,709.9     $  546.1
Foreign -- other........................    106.1      0.2       109.0          2.3
                                         --------   ------   ---------     --------
                                         $2,461.3   $274.9   $98,818.9     $  548.4
                                         ========   ======   =========     ========

The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 16 -- Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented below do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented below.

The following methods and assumptions were used by the Company to determine the fair values of its financial instruments: For fixed maturity securities, (including redeemable preferred stocks) fair values are obtained from external pricing services where available, broker dealer quotes are used for thinly traded securities and a spread pricing matrix is used when price quotes are not available, which typically is the case for our private placement securities. The spread pricing matrix is based on credit quality, country of issue, market sector and average investment life and is created for these dimensions through brokers' estimates of public spreads derived from their respective publications. At the end of each quarter, our Investment Review Committee reviews all securities where market value is less than eighty percent of amortized cost for six months or more to determine whether impairments need to be taken. This committee includes the head of workouts, the head of each industry team, the head, the head of portfolio management, and the Chief Credit Officer of Manulife. The analysis focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at Manulife. This committee includes Manulife's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The fair value for equity securities is based on quoted market prices.

The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rate or the fair value of the underlying collateral for loans that are collateral dependent.

The carrying value for policy loans and cash and cash equivalents approximates their respective fair values.

The fair value of the Company's long-term debt is estimated using discounted cash flows based on the Company's incremental borrowing rates for similar types of borrowing arrangements. Carrying values for commercial paper and short-term borrowings approximate fair value.

Fair values for the Company's guaranteed investment contracts, consumer notes, and funding agreements are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The fair value for fixed-rate deferred annuities is the account value adjusted for current market interest rates. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, and currency rate swap agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

The fair value for commitments approximates the amount of the outstanding commitment.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The following table presents the carrying values and fair values of the Company's financial instruments:

                                                                        December 31,
                                                           ---------------------------------------
                                                                  2006                2005
                                                           ------------------- -------------------
                                                           Carrying    Fair    Carrying    Fair
                                                            Value      Value    Value      Value
                                                           --------- --------- --------- ---------
                                                                        (in millions)
Assets:
   Fixed maturities:......................................
       Available-for-sale................................. $44,863.2 $44,863.2 $45,487.0 $45,487.0
   Equity securities:.....................................
       Available-for-sale.................................   1,105.1   1,105.1     682.1     682.1
       Trading securities.................................        --        --       4.6       4.6
   Mortgage loans on real estate..........................   9,959.5   9,900.3  10,799.6  10,727.6
   Policy loans...........................................   2,071.8   2,071.8   2,041.5   2,041.5
   Cash and cash equivalents - Restated...................     929.2     929.2   1,873.0   1,873.0
Derivatives:
   Interest rate swap agreements..........................     887.7     887.7     719.3     719.3
   Interest rate cap agreements...........................       3.4       3.4       5.9       5.9
   Interest rate floor agreements.........................        --        --      35.5      35.5
   Currency rate swap agreements..........................     613.5     613.5     356.9     356.9
   Credit default swaps...................................       0.8       0.8       3.0       3.0
   Return swap agreements.................................       2.3       2.3        --        --

Liabilities:
   Consumer notes.........................................   2,454.1   2,376.9   2,487.7   2,413.6
   Debt...................................................     972.4   1,015.4     559.3     581.8
   Guaranteed investment contracts and funding agreements.   8,463.9   8,407.1  11,787.4  11,581.7
   Fixed rate deferred and immediate annuities............  10,690.0  10,708.0  11,348.5  11,359.1
   Supplementary contracts without life contingencies.....      66.1      62.1      71.3      71.7
Derivatives:
   Interest rate swap agreements..........................     408.8     408.8     218.5     218.5
   Interest rate cap agreements...........................       0.1       0.1        --        --
   Currency rate swap agreements..........................     614.2     614.2     343.0     343.0
   Credit default swaps...................................       2.9       2.9       1.2       1.2
   Embedded derivative agreements.........................       3.1       3.1        --        --
   Foreign exchange forward agreements....................       4.9       4.9        --        --
Commitments...............................................        --     719.9        --   1,042.5

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 17 -- Goodwill and Other Intangible Assets

The Company recognized several intangible assets which resulted from business combinations including Manulife's acquisition of the Company (see Note 1 -- Change of Control for additional discussion of the Manulife acquisition).

Unamortizable assets include goodwill, brand name and investment management contracts. Goodwill is the excess of the cost to Manulife over the fair value of the Company's identifiable net assets acquired by Manulife in the recent merger. Brand name is the fair value of the Company's trademark and trade name acquired by Manulife in the recent merger. Investment management contracts are the fair values of the investment management relationships between the Company and each of the mutual funds managed by the Company acquired by Manulife in the recent merger.

Amortizable assets include value of business acquired (VOBA), distribution networks and other investment management contracts. VOBA is the present value of estimated future profits of insurance policies in force related to businesses acquired by Manulife in the recent merger. VOBA had weighted average lives ranging from 6 to 17 years for various insurance businesses at the merger. Distribution networks are values assigned to the Company's networks of sales agents and producers responsible for procuring business acquired by Manulife in the recent merger. Distribution networks had weighted average lives of 22 years at the merger. Other investment management contracts are the values assigned to the Company's institutional investment management contracts managed by its investment management subsidiaries. Other investment management contracts have weighted average lives of 10 years at the merger. Collectively, these amortizable intangible assets had a weighted average life of 15 years at the merger.

Brand name, distribution networks, and other investment management contracts were initially recognized at the time of the acquisition of the Company by Manulife. Goodwill, investment management contracts and VOBA were expanded in scope and size as a result of the merger.

The Company tests non-amortizing intangible assets for impairment on an annual basis, and also in response to any events which suggest that these assets may be impaired (triggering events.) Amortizable intangible assets are tested only in response to triggering events. The Company tests goodwill using the two-step impairment testing program set forth in SFAS No. 142 "Goodwill and Other Intangible Assets." VOBA and the Company's other intangible assets are evaluated by comparing their fair values to their current carrying values whenever they are tested. Impairments would be recorded whenever an intangible asset's fair value is deemed to be less than its carrying value. No impairment was indicated as a result of testing performed in 2006.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The following tables contain summarized financial information for each of these intangible assets as of the dates and periods indicated.

                                                 Accumulated
                                   Gross        Amortization          Net
                              Carrying Amount and Other Changes Carrying Amount
                              --------------- ----------------- ---------------
                                                (in millions)
December 31, 2006
   Unamortizable
     intangible assets:......
       Goodwill..............    $3,010.9          $    --         $3,010.9
       Brand name............       600.0               --            600.0
       Investment
         management
         contracts...........       292.9               --            292.9
   Amortizable
     intangible assets:......
       Distribution
         networks............       397.2          $ (11.1)           386.1
       Other investment
         management
         contracts...........        64.2            (13.2)            51.0
       VOBA..................     2,890.3           (388.2)         2,502.1
December 31, 2005
   Unamortizable
     intangible assets:......
       Goodwill -
         Restated............    $3,035.9               --         $3,035.9
       Brand name............       600.0               --            600.0
       Investment
         management
         contracts...........       292.9               --            292.9
   Amortizable
     intangible assets:......
       Distribution
         networks............       397.2          $  (5.1)           392.1
       Other investment
         management
         contracts...........        71.6             (8.6)            63.0
       VOBA..................     2,890.3           (254.0)         2,636.3

                                                                               Period from  Period from
                                                                                 April 29    January 1
                                                                                 through      through
                                                                               December 31,  April 28,
                                                                  2006   2005      2004        2004
                                                                  ----- ------ ------------ -----------
                                                                              (in millions)
Aggregate amortization expense
Distribution networks, net of tax of $2.1 million, $
  1.5 million, $ 0.2 million and $ - million, respectively....... $ 3.9 $  2.9    $ 0.5          --
Other Management contract amortization, net of tax of $1.6
  million, $2.1 million, $0.9 million and, $ - million,
  respectively...................................................   3.0    3.9      1.7          --
VOBA, net of tax of $47.4 million, $59.4 million, $42.2 million
  and $1.8 million, respectively.................................  87.9  110.4     78.3        $3.3
                                                                  ----- ------    -----        ----
Aggregate amortization expense, net of tax of $51.1 million,
  $63.0 million, $43.3 million and $ 1.8 million, respectively... $94.8 $117.2    $80.5        $3.3
                                                                  ===== ======    =====        ====

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                  Tax     Net
                                                                 Effect Expense
                                                                 ------ -------
                                                                 (in millions)
Estimated future aggregate amortization expense for the years ending December 31,
   2007......................................................... $50.9   $94.5
   2008.........................................................  51.5    95.7
   2009.........................................................  48.5    90.1
   2010.........................................................  48.6    86.5
   2011.........................................................  48.1    89.3

The following tables present the continuity of each of the Company's unamortizable and amortizable intangible assets for the periods presented.

Unamortizable intangible assets:

                                                           Wealth   Corporate and
                                              Protection Management     Other     Consolidated
                                              ---------- ---------- ------------- ------------
                                                               (in millions)
Goodwill:
Balance at January 1, 2006 - Restated........  $1,600.0   $1,253.3     $182.6       $3,035.9
Goodwill derecognized (1)....................                           (25.0)         (25.0)
                                               --------   --------     ------       --------
Balance at December 31, 2006.................  $1,600.0   $1,253.3     $157.6       $3,010.9
                                               ========   ========     ======       ========

--------
(1) Goodwill of $17.7 million was derecognized due to the sale of a subsidiary, Independence Investment LLC. In 2006, the Company adopted FAS 123 (R) and reduced goodwill by $7.3 million for excess tax benefits associated with stock options.

                                                           Wealth   Corporate
                                              Protection Management and Other Consolidated
                                              ---------- ---------- --------- ------------
                                                             (in millions)
Goodwill:
Balance at January 1, 2005 - Restated........  $1,842.3   $1,040.0   $186.5     $3,068.8
PGAAP adjustments (1)........................    (242.3)     213.3      2.3        (26.7)
Goodwill derecognized (2) - Restated.........                          (6.2)        (6.2)
                                               --------   --------   ------     --------
Balance at December 31, 2005 - Restated......  $1,600.0   $1,253.3   $182.6     $3,035.9
                                               ========   ========   ======     ========

--------
(1) The purchase equation with respect to the purchase transaction with Manulife was reallocated and finalized during the second quarter of 2005 to reflecting various items impacting goodwill. The adjustments have decreased goodwill by $26.7 million.

(2) In 2006, the Company adopted FAS 123 (R) and reduced the goodwill by $6.2 million for excess tax benefits associated with stock options.

                                                 Wealth   Corporate and
                                    Protection Management     Other     Consolidated
                                    ---------- ---------- ------------- ------------
                                                    (in millions)
Brand name:
Balance at January 1, 2006.........   $364.4     $209.0       $26.6        $600.0
                                      ------     ------       -----        ------
Balance at December 31, 2006.......   $364.4     $209.0       $26.6        $600.0
                                      ======     ======       =====        ======

                                                 Wealth   Corporate and
                                    Protection Management     Other     Consolidated
                                    ---------- ---------- ------------- ------------
                                                    (in millions)
Brand name:
Balance at January 1, 2005.........   $364.4     $209.0       $26.6        $600.0
                                      ------     ------       -----        ------
Balance at December 31, 2005.......   $364.4     $209.0       $26.6        $600.0
                                      ======     ======       =====        ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Unamortizable intangible assets (continued):

                                                      Wealth   Corporate and
                                         Protection Management     Other     Consolidated
                                         ---------- ---------- ------------- ------------
                                                         (in millions)
Investment management contracts:
Balance at January 1, 2006..............     --       $292.9        --          $292.9
                                             --       ------        --          ------
Balance at December 31, 2006............              $292.9                    $292.9
                                             ==       ======        ==          ======

                                                      Wealth   Corporate and
                                         Protection Management     Other     Consolidated
                                         ---------- ---------- ------------- ------------
                                                         (in millions)
Investment management contracts:
Balance at January 1, 2005..............     --       $292.9        --          $292.9
                                             --       ------        --          ------
Balance at December 31, 2005............     --       $292.9        --          $292.9
                                             ==       ======        ==          ======

Amortizable intangible assets:

                                                      Wealth   Corporate and
                                         Protection Management     Other     Consolidated
                                         ---------- ---------- ------------- ------------
                                                         (in millions)
Distribution networks:
Balance at January 1, 2006..............   $304.1     $88.0         --          $392.1
Amortization............................     (4.8)     (1.2)        --            (6.0)
                                           ------     -----         --          ------
Balance at December 31, 2006............   $299.3     $86.8         --          $386.1
                                           ======     =====         ==          ======

                                                      Wealth   Corporate and
                                         Protection Management     Other     Consolidated
                                         ---------- ---------- ------------- ------------
                                                         (in millions)
Distribution networks:
Balance at January 1, 2005..............   $307.9     $88.6         --          $396.5
Amortization............................     (3.8)     (0.6)        --            (4.4)
                                           ------     -----         --          ------
Balance at December 31, 2005............   $304.1     $88.0         --          $392.1
                                           ======     =====         ==          ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Amortizable intangible assets (continued):

                                                           Wealth   Corporate and
                                              Protection Management     Other     Consolidated
                                              ---------- ---------- ------------- ------------
                                                              (in millions)
Other investment management contracts:
Balance at January 1, 2006...................     --       $18.0        $45.0        $63.0
Other investment management contracts
  derecognized (1)...........................     --          --         (7.4)        (7.4)
Amortization.................................     --        (1.1)        (3.5)        (4.6)
                                                  --       -----        -----        -----
Balance at December 31, 2006.................     --       $16.9        $34.1        $51.0
                                                  ==       =====        =====        =====

--------
(1) In 2006, investment management contracts of $7.4 million were derecognized due to the sale of a subsidiary, Independence Investments LLC.

                                                           Wealth   Corporate and
                                              Protection Management     Other     Consolidated
                                              ---------- ---------- ------------- ------------
                                                              (in millions)
Other investment management contracts:
Balance at January 1, 2005...................     --       $19.5        $39.6        $59.1
Other investment management contracts
  recognized (1).............................     --          --          9.9          9.9
Amortization.................................     --        (1.5)        (4.5)        (6.0)
                                                  --       -----        -----        -----
Balance at December 31, 2005.................     --       $18.0        $45.0        $63.0
                                                  ==       =====        =====        =====

--------
(1) Other investment management contracts recognized in the purchase transaction with Manulife.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Amortizable intangible assets (continued):

                                                           Wealth   Corporate and
                                              Protection Management     Other     Consolidated
                                              ---------- ---------- ------------- ------------
                                                              (in millions)
VOBA:
Balance at January 1, 2006...................  $2,102.9    $533.4        --         $2,636.3
Amortization.................................     (47.4)    (87.9)       --           (135.3)
Adjustment to unrealized gains on securities
  available for sale.........................       4.2      (3.1)       --              1.1
                                               --------    ------        --         --------
Balance at December 31, 2006.................  $2,059.7    $442.4        --         $2,502.1
                                               ========    ======        ==         ========

                                                           Wealth   Corporate and
                                              Protection Management     Other     Consolidated
                                              ---------- ---------- ------------- ------------
                                                              (in millions)
VOBA:
Balance at January 1, 2005...................  $2,084.1    $616.2        --         $2,700.3
Amortization.................................     (77.5)    (92.3)       --           (169.8)
Adjustment to unrealized gains on securities
  available for sale.........................      35.9      44.2        --             80.1
Other adjustments(1).........................      60.4     (34.7)       --             25.7
                                               --------    ------        --         --------
Balance at December 31, 2005.................  $2,102.9    $533.4        --         $2,636.3
                                               ========    ======        ==         ========

--------
(1) The purchase equation with respect to the purchase transaction with Manulife was reallocated and finalized during the second quarter of 2005. Total adjustments to VOBA were $25.7 million.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 18 -- Certain Separate Accounts

The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). The Company also issues variable life insurance and variable annuity contracts which contain certain guarantees (variable contracts with guarantees) which are discussed more fully below.

During 2006 and 2005, there were no gains or losses on transfers of assets from the general account to the separate account. The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue and changes in liabilities for minimum guarantees are included in policyholder benefits in the Company's Statement of Operations. Separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line items in the Company's Statement of Operations.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

At December 31, 2006 and December 31, 2005, the Company had the following variable life contracts with guarantees. For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life contracts, and, for other variable life contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

                                                  December 31,   December 31,
                                                      2006           2005
                                                  ------------   ------------
                                                  (in millions, except for age)
Life contracts with guaranteed benefits
   In the event of death
   Account values................................   $7,078.6       $6,776.6
   Net amount at risk related to deposits........       88.6          134.7
   Average attained age of contract holders......         45             45

The variable annuity contracts are issued through separate accounts and the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals,
(b) total deposits made to the contract less any partial withdrawals plus a minimum return, (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary or (d) a combination benefit of (b) and (c) above. Most business issued after May 2003 has a proportional partial withdrawal benefit instead of a dollar-for-dollar relationship. These variable annuity contract guarantees include benefits that are payable in the event of death or annuitization, or at specified dates during the accumulation period.

At December 31, 2006 and December 31, 2005, the Company had the following variable contracts with guarantees. (Note that the Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.) For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the present value of the minimum guaranteed annuity payments available to the contract holder determined in accordance with the terms of the contract in excess of the current account balance.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                            December 31,          December 31,
                                                               2006                 2005
                                                        --------------------- ---------------------
                                                        (in millions, except for ages and percents)
Return of net deposits
In the event of death
   Account value.......................................     $2,726.1              $2,962.3
   Net amount at risk..................................         40.7                  90.2
   Average attained age of contract holders............           65                    64

Return of net deposits plus a minimum return
In the event of death
   Account value.......................................     $  824.3              $  888.8
   Net amount at risk..................................        160.3                 196.2
   Average attained age of contract holders............           66                    65
   Guaranteed minimum return rate......................            5%                    5%

At annuitization
   Account value.......................................     $  211.5              $  205.2
   Net amount at risk..................................         17.9                  21.5
   Average attained age of contract holders............           60                    58
   Range of guaranteed minimum return rates............          4-5%                  4-5%

Highest specified anniversary amount value minus
  withdrawals post anniversary
In the event of death..................................
   Account value.......................................     $  917.9              $1,046.2
   Net amount at risk..................................         57.1                 104.2
   Average attained age of contract holders............           64                    63

Account balances of variable contracts with guarantees invest in various separate accounts in variable separate mutual funds which included foreign and domestic equities and bonds as shown below:

                                                      December 31, December 31,
                                                          2006         2005
                                                      ------------ ------------
                                                            (in millions)
Type of Fund
Domestic Equity - Growth Funds.......................  $ 1,271.9    $ 1,491.8
Domestic Bond Funds..................................    2,025.9      1,923.1
Domestic Equity - Growth & Income Funds..............    4,467.6      4,725.7
Domestic Equity - Blended Funds......................    2,376.4      1,743.0
Domestic Equity - Value Funds........................       73.0        492.0
International Equity Funds...........................    1,154.8        723.2
International Bond Funds.............................       92.0        100.9
Hedge Funds..........................................       64.7         47.3
                                                       ---------    ---------
   Total.............................................  $11,526.3    $11,247.0
                                                       =========    =========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The following table summarizes the liabilities for guarantees on variable contracts reflected in the general account as of December 31, 2006 and 2005, respectively:

                                             Guaranteed     Guaranteed
                                           Minimum Death  Minimum Income
                                           Benefit (GMDB) Benefit (GMIB) Totals
                                           -------------- -------------- ------
                                                      (in millions)
Balance at January 1, 2006................     $41.0           $2.4      $43.4
Incurred guarantee benefits...............      11.7            0.7       12.4
Paid guarantee benefits...................      (5.8)            --       (5.8)
                                               -----           ----      -----
Balance at December 31, 2006..............     $46.9           $3.1      $50.0
                                               =====           ====      =====
Balance at January 1, 2005................     $37.2           $1.6      $38.8
Incurred guarantee benefits...............      12.5            0.8       13.3
Paid guarantee benefits...................      (8.7)            --       (8.7)
                                               -----           ----      -----
Balance at December 31, 2005..............     $41.0           $2.4      $43.4
                                               =====           ====      =====

The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB liability at December 31, 2006.

    . Data used included 200 and 1000 (for life and annuity contracts, respectively) stochastically generated investment performance scenarios.

    . Volatility assumptions depended on mix of investments by contract type and ranged between 13.8% (life products) and 6-21% (annuity products).

    . Life products used purchase GAAP mortality, lapse, mean investment performance, and discount rate assumptions included in the related deferred acquisition cost (DAC) and value of business acquired (VOBA) models which varied by product.

    . Mean investment performance assumptions for annuity contracts were 8.8% for 2006 and 8.6% for 2005 (average of fund returns).

    .  Annuity mortality was assumed to be 100% of the Annuity 2000 table.

    . Annuity lapse rates vary by contract type and duration and range from 1 percent to 25 percent for 2006 and from 1 percent to 25 percent for 2005.

    .  Annuity discount rate was 6.5%.

The guaranteed minimum income benefit (GMIB) is valued in accordance with Statement of Position 03-1 - Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 19 -- Share Based Payments

The Company participates in the stock compensation plans of MFC. The Company adopted the fair-value-based method of accounting for share-based payments effective January 1, 2003 using the prospective method described in SFAS
No. 148, Accounting for Stock-Based Compensation-Transition and Disclosure. The Company uses the Black-Scholes-Merton option pricing model to estimate the value of stock options granted to employees and continues to use this model after adopting SFAS 123R, on January 1, 2006. Had the Company adopted SFAS 123R in prior periods, the impact of that guidance would have approximated the impact of SFAS 123. The stock-based compensation is a legal obligation of MFC, but in accordance with U.S. generally accepted accounting principles, is recorded in the accounts of the Company in other operating costs and expenses.

Stock Options (ESOP)

Certain employees of the Company are provided compensation in the form of stock options, deferred share units, and restricted share units in MFC. The fair value of the stock options granted by MFC to the Company's employees is recorded by the Company over the vesting periods. The fair value of the deferred share units granted by MFC to the Company's employees is recognized in the accounts of the Company over the vesting periods of the units. The intrinsic fair value of the restricted share units granted by MFC to the Company's employees is recognized in the accounts of the Company over the vesting periods of the units.

Under MFC's Executive Stock Option Plan ("ESOP"), stock options are granted to selected individuals. Options provide the holder with the right to purchase common shares at an exercise price equal to the closing market price of MFC's common shares on the Toronto Stock Exchange on the business day immediately preceding the date the options were granted. The options vest over a period not exceeding four years and expire not more than 10 years from the grant date. A total of 73.6 million common shares have been reserved for issuance under the ESOP.

MFC grants Deferred Share Units ("DSUs") under the ESOP and the Stock Plan for Non-Employee Directors. Under the ESOP, the holder is entitled to receive cash payment equal to the value of the same number of common shares plus credited dividends on retirement or termination of employment. These DSUs vested over a three-year period and each DSU entitles the holder to receive one common share on retirement or termination of employment. When dividends are paid on MFC's common shares, holders of DSUs are deemed to receive dividends at the same rate, payable in the form of additional DSUs. Under the Stock Plan for Non-Employee Directors, each eligible director may elect to receive his or her annual director's retainer and fees in DSUs or common shares in lieu of cash. Upon termination of board service, an eligible director who has elected to receive DSUs will be entitled to receive cash equal to the value of the DSUs accumulated in his or her account or, at his or her direction, an equivalent number of common shares. A total of one million common shares of MFC have been reserved for issuance under the Stock Plan for Non-Employee Directors. In 2006 and 2005, 181,000 and 182,000 DSUs were issued to certain employees who elected to defer receipt of all or part of their annual bonus. Also in 2006 and 2005, 720,000 and 0 DSUs were issued to certain employees who elected to defer payment of all or part of their 2004 restricted share units. Restricted share units are discussed below. The DSUs issued in 2006 and 2005 vested immediately upon grant.

Global Share Ownership Plan (GSOP)

Effective January 1, 2001, MFC established the Global Share Ownership Plan ("GSOP") for its eligible employees and the Stock Plan for Non-Employee Directors. Under the GSOP, qualifying employees can choose to have up to 5% of their annual base earnings applied toward the purchase of common shares of MFC. Subject to certain conditions, MFC will match a percentage of the employee's eligible contributions to certain maximums. MFC's contributions vest immediately. All contributions are used by the GSOP's trustee to purchase common shares in the open market.

Director Equity Incentive Plan (DEIP)

MFC had previously granted stock options to directors under the Director Equity Incentive Plan ("DEIP"). There were no stock options granted under the DEIP in 2006 or 2005, as a result of a decision made by the MFC Board of Directors in 2004 to permanently discontinue stock option grants to directors. A total of 500,000 common shares of MFC had been reserved for issuance under the DEIP.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Restricted Share Unit Plan (RSU)

In 2003, MFC established the Restricted Share Unit ("RSU") Plan. For the year ended December 31, 2006 and 2005, 1.6 million and 1.8 million RSUs were granted to certain eligible employees under this plan. For the year ended December 31, 2006, the Company granted 2.6 million RSUs to certain eligible employees. RSUs represent phantom common shares of MFC that entitle a participant to receive payment equal to the market value of the same number of common shares, plus credited dividends, at the time the RSUs vest. RSUs vest three years from the grant date, subject to performance conditions, and the related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company's compensation expense related to RSUs was $6.6 million, $3.2 million, and $0 million for the years ended December 31, 2006, 2005, and 2004.

The Company's portion of MFC RSU outstanding at December 31, 2006 was as follows:

                                            RSU's Outstanding
                                            -----------------
Outstanding balance at January 1, 2006.....      273,995
   Granted.................................      258,160
   Redeemed................................           --
   Forfeited...............................      (22,438)
   Dividends reinvested....................       10,227
                                                 -------
Outstanding balance at December 31, 2006...      519,944
                                                 =======

The following table summarizes the Company's stock option awards outstanding and the weighted average exercise price during the year ended December 31, 2006:

                                                December 31, 2006
                                            -------------------------
                                                     Weighted Average
                                            Options   Exercise Price
                                            -------  ----------------
Outstanding balance at January 1, 2006..... 404,674       $25.48
   Granted................................. 259,060       $32.61
   Exercised...............................  (8,898)      $25.43
   Forfeited............................... (37,982)      $29.28
                                            -------
Outstanding balance at December 31, 2006... 616,854       $28.25
                                            =======
Exercisable, balance at December 31, 2006..  97,242       $25.49
                                            =======

The market value of MFC common shares at December 31, 2006 was $33.62.

The weighted average fair value of each option granted in 2006 has been estimated at $32.61 using the Black-Scholes option pricing model. The weighted average assumptions used in the determination of the fair value of each option are as follows:

                                            For the Years Ended December 31,
                                            -------------------------------
                                               2006       2005       2004
                                            ---------  ---------  ---------
Dividend yield.............................      1.94%      1.90%      1.80%
Expected volatility........................     20.00%     20.00%     22.50%
Risk - free interest rate..................      4.11%      3.70%      3.70%
Expected life of stock options............. 6.5 years  6.0 years  6.0 years

The Company recorded compensation expense for stock options granted of $2.5 million, $5.5 million, $4.6 million, and $5.4 million for the years ended December 31, 2006 and 2005 and for the periods from April 29, 2004 through December 31, 2004 and January 1, 2004 through April 28, 2004.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

In aggregate, the Company recorded stock-based compensation expense of $9.2 million, $8.8 million, $4.6 million, and $5.4 million for the years ended December 31, 2006 and 2005 and for the periods from April 29, 2004 through December 31, 2004 and January 1, 2004 through April 28, 2004.

JOHN HANCOCK VARIABLE LIFE ACCOUNT UV OF JOHN HANCOCK LIFE INSURANCE COMPANY

Audited Financial Statements

Year ended December 31, 2006 with Report of Independent Registered Public Accounting Firm

                     John Hancock Variable Life Account UV

                         Audited Financial Statements

                         Year Ended December 31, 2006

                                   Contents

 Report of Independent Registered Public Accounting Firm...................  3

 Statements of Assets and Contract Owners' Equity..........................  5

 Statements of Operations and Changes in Contact Owners' Equity............  8

 Notes to Financial Statements............................................. 49

    Organization........................................................... 49

    Significant Accounting Policies........................................ 50

    Mortality and Expense Risks Charge..................................... 50

    Policy Loans........................................................... 51

    Federal Income Taxes................................................... 51

    Contract Charges....................................................... 51

    Purchases and Sales of Investments..................................... 52

    Transaction with Affiliates............................................ 54

    Diversification Requirements........................................... 54

    Financial Highlights................................................... 55

    Details of Dividend Income............................................. 96

            Report of Independent Registered Public Accounting Firm

To the Contract Owners of John Hancock Variable Life Account UV of John Hancock Life Insurance Company

We have audited the accompanying statements of assets and contract owners' equity of John Hancock Variable Life Account UV (the "Account"), comprised of the following sub-accounts;

500 Index Trust B                        International Opportunities Trust
Active Bond Trust                        International Small Cap Trust
All Asset Trust                          International Value Trust
All Cap Core Trust                       Investment Quality Bond Trust
All Cap Growth Trust                     Large Cap Growth Trust Series 0
All Cap Value Trust                      Large Cap Trust
American Blue Chip Income & Growth       Large Cap Value Trust Series 0
Trust                                    Lifestyle Aggressive Trust
American Bond Trust                      Lifestyle Balanced Trust
American Growth Trust                    Lifestyle Conservative Trust
American Growth-Income Trust             Lifestyle Growth Trust
American International Trust             Lifestyle Moderate Trust
Blue Chip Growth Trust                   Managed Trust
Bond Index Trust B                       Mid Cap Core Trust
Brandes International Equity Trust       Mid Cap Index Trust
Business Opportunity Value Trust         Mid Cap Stock Trust
Capital Appreciation Trust               Mid Cap Value Trust
Classic Value Trust                      Mid Value Trust
Core Equity Trust                        Money Market Trust B
CSI Equity Trust                         Natural Resources Trust
Dynamic Growth Trust                     Overseas Equity Trust
Emerging Growth Trust                    Pacific Rim Trust
Emerging Small Company Trust             Quantitative All Cap Trust
Equity-Income Trust                      Quantitative Mid Cap Trust
Financial Services Trust                 Quantitative Value Trust
Frontier Capital Appreciation Trust      Real Estate Securities Trust
Fundamental Value Trust Series 0         Real Return Bond Trust
Global Bond Trust Series 0               Science & Technology Trust
Global Trust                             Short-Term Bond Trust
Growth & Income Trust                    Small Cap Growth Trust
Health Sciences Trust Series 0           Small Cap Index Trust
High Yield Trust                         Small Cap Opportunities Trust
International Core Trust                 Small Cap Trust
International Equity Index Trust B       Small Cap Value Trust

            Report of Independent Registered Public Accounting Firm

Small Company Value Trust                U.S. Core Trust
Strategic Bond Trust                     U.S. Global Leaders Growth Trust
Strategic Income Trust                   U.S. Government Securities Trust
Strategic Value Trust                    U.S. Large Cap Trust
Total Return Trust                       Utilities Trust
Total Stock Market Index Trust           Value Trust
Turner Core Growth Trust

as of December 31, 2006, the related statements of operations and changes in contract owners' equity for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion of the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the sub-accounts of John Hancock Variable Life Account UV at December 31, 2006, the results of their operations and the changes in their contract owners' equity for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                          Ernst & Young LLP

Toronto, Canada
April 5, 2007

                     John Hancock Variable Life Account UV

               Statements of Assets and Contract Owners' Equity

                               December 31, 2006

Assets
Investments at fair value:
   Sub-Account invested in John Hancock Trust portfolios:
       500 Index Trust B - 5,621,147 shares
       (cost $79,052,413)                                         $101,911,402
       Active Bond Trust - 10,475,871 shares
       (cost $100,752,718)                                         103,606,363
       All Cap Core Trust - 788 shares
       (cost $14,173)                                                   15,462
       All Cap Growth Trust - 6,179 shares
       (cost $104,567)                                                 110,349
       All Cap Value Trust - 11,843 shares
       (cost $148,571)                                                 153,838
       American Blue Chip Income & Growth Trust - 158 shares
       (cost $2,694)                                                     2,898
       American Bond Trust - 6 shares
       (cost $77)                                                           82
       American Growth Trust - 18,416 shares
       (cost $385,863)                                                 400,176
       American Growth-Income Trust - 2,601 shares
       (cost $47,707)                                                   52,510
       American International Trust - 4,223 shares
       (cost $96,668)                                                  105,248
       Blue Chip Growth Trust - 2,913,584 shares
       (cost $45,924,631)                                           56,406,984
       Bond Index Trust B - 1,385,166 shares
       (cost $14,052,420)                                           14,087,143
       Capital Appreciation Trust - 3,390,517 shares
       (cost $30,234,640)                                           30,785,896
       Classic Value Trust - 13,152 shares
       (cost $193,904)                                                 213,322
       Core Equity Trust - 285 shares
       (cost $4,228)                                                     4,313
       Dynamic Growth Trust - 664 shares
       (cost $3,818)                                                     4,012
       Emerging Growth Trust - 8,862 shares
       (cost $138,126)                                                 112,639
       Emerging Small Company Trust - 118 shares
       (cost $3,630)                                                     3,468
       Equity-Income Trust - 2,523,152 shares
       (cost $40,096,384)                                           46,653,078
       Financial Services Trust - 10,085 shares
       (cost $151,097)                                                 189,301
       Fundamental Value Trust Series 0 - 1,886 shares
       (cost $28,473)                                                   31,647
       Global Bond Trust Series 0 - 139,564 shares
       (cost $2,098,908)                                             2,080,895
       Global Trust - 4,279 shares
       (cost $72,397)                                                   82,159
       Growth & Income Trust - 15,441,237 shares
       (cost $216,785,030)                                         210,464,063
       Health Sciences Trust Series 0 - 18,332 shares
       (cost $262,253)                                                 288,174
       High Yield Trust - 116,217 shares
       (cost $1,138,644)                                             1,235,387
       International Core Trust - 4,292 shares
       (cost $60,763)                                                   65,027
       International Equity Index Trust B - 1,181,498 shares
       (cost $17,877,695)                                           25,142,270
       International Opportunities Trust - 3,419 shares
       (cost $56,258)                                                   62,121
       International Small Cap Trust - 3,597 shares
       (cost $78,271)                                                   87,272
       International Value Trust - 24,840 shares
       (cost $387,996)                                                 479,652
       Investment Quality Bond Trust - 14,956 shares
       (cost $175,076)                                                 174,235
       Large Cap Growth Trust Series 0                                      --
       Large Cap Trust - 79 shares
       (cost $1,149)                                                     1,236
       Large Cap Value Trust Series 0 - 3,919 shares
       (cost $85,063)                                                   90,491
       Lifestyle Aggressive Trust - 37,837 shares
       (cost $398,929)                                                 426,804
       Lifestyle Balanced Trust - 228,218 shares
       (cost $3,030,276)                                             3,163,100
       Lifestyle Conservative Trust - 784 shares
       (cost $9,935)                                                    10,550
       Lifestyle Growth Trust - 221,515 shares
       (cost $2,955,032)                                             3,092,349
       Lifestyle Moderate Trust - 11,547 shares
       (cost $147,590)                                                 154,500
       Managed Trust - 6,308,423 shares
       (cost $86,116,925)                                           84,659,030
       Mid Cap Core Trust                                                   --
       Mid Cap Index Trust - 20,061 shares
       (cost $364,384)                                                 378,156
       Mid Cap Stock Trust - 912,287 shares
       (cost $11,584,445)                                           15,518,008
       Mid Cap Value Trust - 1,259 shares
       (cost $21,437)                                                   22,093
       Mid Value Trust - 674,281 shares
       (cost $7,893,280)                                             9,203,937
       Money Market Trust B - 20,016,282 shares
       (cost $20,016,282)                                           20,016,282

                     John Hancock Variable Life Account UV

               Statements of Assets and Contract Owners' Equity

                               December 31, 2006

Assets (continued)
Investments at fair value:
   Sub-Account invested in John Hancock Trust portfolios:
       Natural Resources Trust - 9,228 shares
       (cost $276,211)                                           $    292,533
       Overseas Equity Trust - 3,290,794 shares
       (cost $31,533,049)                                          47,255,808
       Pacific Rim Trust - 2,861 shares
       (cost $34,705)                                                  37,473
       Quantitative All Cap Trust - 220 shares
       (cost $3,720)                                                    3,834
       Quantitative Mid Cap Trust - 2,203 shares
       (cost $29,964)                                                  23,819
       Quantitative Value Trust - 4 shares
       (cost $54)                                                          58
       Real Estate Securities Trust - 945,063 shares
       (cost $20,899,428)                                          26,064,844
       Real Return Bond Trust - 7,449 shares
       (cost $99,740)                                                  96,166
       Science & Technology Trust - 5,346 shares
       (cost $59,431)                                                  66,501
       Short-Term Bond Trust - 646,477 shares
       (cost $6,565,259)                                            6,522,958
       Small Cap Growth Trust - 1,032,127 shares
       (cost $8,828,136)                                           11,910,747
       Small Cap Index Trust - 94,279 shares
       (cost $1,475,956)                                            1,600,857
       Small Cap Opportunities Trust - 285 shares
       (cost $6,656)                                                    6,920
       Small Cap Trust - 202 shares
       (cost $2,807)                                                    2,862
       Small Cap Value Trust - 68,398 shares
       (cost $1,240,169)                                            1,406,944
       Small Company Value Trust - 2,668 shares
       (cost $60,833)                                                  58,326
       Strategic Bond Trust - 21,313 shares
       (cost $252,951)                                                255,334
       Strategic Income Trust - 192 shares
       (cost $2,576)                                                    2,542
       Strategic Value Trust                                               --
       Total Return Trust - 25,695 shares
       (cost $349,736)                                                354,588
       Total Stock Market Index Trust - 55,770 shares
       (cost $608,302)                                                732,812
       U.S. Core Trust - 80 shares
       (cost $1,661)                                                    1,728
       U.S. Global Leaders Growth Trust - 1,247 shares
       (cost $16,095)                                                  16,414
       U.S. Government Securities Trust - 156 shares
       (cost $2,089)                                                    2,104
       U.S. Large Cap Trust - 39 shares
       (cost $601)                                                        631
       Utilities Trust - 12,207 shares
       (cost $153,621)                                                178,828
       Value Trust - 277 shares
       (cost $5,662)                                                    6,285

Sub-accounts invested in Outside Trust Portfolios:
       All Asset Trust - 3,483 shares
       (cost $40,919)                                                  40,684
       Brandes International Equity Trust - 307,054 shares
       (cost $5,100,393)                                            6,187,140
       Business Opportunity Value Trust - 4,365 shares
       (cost $53,241)                                                  54,780
       CSI Equity Trust - 176,358 shares
       (cost $2,222,686)                                            2,821,723
       Frontier Capital Appreciation Trust - 99,850 shares
       (cost $2,061,038)                                            2,423,370
       Turner Core Growth Trust - 33,240 shares
       (cost $512,138)                                                572,395
                                                                 ------------
                                                                  840,749,930

                     John Hancock Variable Life Account UV

               Statements of Assets and Contract Owners' Equity

                               December 31, 2006

Assets (continued)

Policy Loans

   Active Bond Trust                                               $ 13,090,908
   Blue Chip Growth Trust                                             2,873,681
   Growth & Income Trust                                             33,601,107
   International Equity Index Trust B                                   482,943
   Managed Trust                                                     12,837,425
   Money Market Trust B                                               2,319,428
   Real Estate Securities Trust                                         899,198
                                                                   ------------
                                                                     66,104,690

Total assets                                                       $906,854,620
                                                                   ============
Contract Owners' Equity
Variable universal life insurance contracts                        $906,854,620
                                                                   ============

See accompanying notes.

                     John Hancock Variable Life Account UV

        Statements of Operations and Changes in Contract Owners' Equity

                                                                            Sub-Account
                                                       -----------------------------------------------------
                                                           500 Index Trust B           Active Bond Trust
                                                       -------------------------  --------------------------
                                                        Year Ended   Year Ended    Year Ended    Year Ended
                                                        Dec. 31/06   Dec. 31/05^   Dec. 31/06    Dec. 31/05
                                                       ------------  -----------  ------------  ------------
Income:
       Dividends                                       $  1,049,005  $ 1,471,400  $  2,806,208  $  1,571,398
       Interest on policy loans                                  --           --       965,441       969,749
                                                       ------------  -----------  ------------  ------------
   Total Investment Income                                1,049,005    1,471,400     3,771,649     2,541,147
Expenses:
       Mortality and expense risk                           539,583      508,737       543,735       547,165
                                                       ------------  -----------  ------------  ------------
Net investment income (loss)                                509,422      962,663     3,227,914     1,993,982
       Net realized gain (loss)                             853,707      913,334      (125,592)      (55,927)
       Change in unrealized appreciation
         (depreciation) during the period                11,750,794    1,720,565     1,868,822     1,071,085
                                                       ------------  -----------  ------------  ------------
Net increase (decrease) in assets from operations        13,113,923    3,596,562     4,971,144     3,009,140
                                                       ------------  -----------  ------------  ------------
Changes from principal transactions:
       Net premiums from policyholders and
         transfers to policy loans                        4,934,643    8,058,242     3,991,889     4,463,196
       Transfer to policyholders for benefits,
         terminations and policy loans                   (6,106,575)  (8,316,413)   (8,041,024)   (7,851,632)
       Net transfers between subaccounts                         --           --            --            --
       Net change in policy loans                                --           --        31,065       208,024
                                                       ------------  -----------  ------------  ------------
Net increase (decrease) in assets from principal
  transactions                                           (1,171,932)    (258,171)   (4,018,070)   (3,180,412)
                                                       ------------  -----------  ------------  ------------
Total increase (decrease) in assets                      11,941,991    3,338,391       953,074      (171,272)

Assets, beginning of period                              89,969,411   86,631,020   115,744,197   115,915,469
                                                       ------------  -----------  ------------  ------------
Assets, end of period                                  $101,911,402  $89,969,411  $116,697,271  $115,744,197
                                                       ============  ===========  ============  ============

--------
^   Renamed on May 2, 2005. Formerly known as Equity Index Trust.
xxx Terminated as an investment option and funds transferred to Mid Cap Index
    Trust on May 2, 2005.
xx Terminated as an investment option and funds transferred to 500 Index Trust B on May 2, 2005.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                                 Sub-Account
                                                       ---------------------------------------------------------------
                                                       AIM V.I. Capital
                                                         Development      AIM V.I. Premier
                                                        Series 2 Trust  Equity Series 1 Trust     All Asset Trust
                                                       ---------------- --------------------- ------------------------
                                                          Year Ended         Year Ended       Year Ended  Year Ended
                                                        Dec. 31/05 xxx      Dec. 31/05 xx     Dec. 31/06 Dec. 31/05 ##
                                                       ---------------- --------------------- ---------- -------------
Income:
       Dividends                                                --                  --         $ 2,072     $    748
       Interest on policy loans                                 --                  --              --           --
                                                           -------            --------         -------     --------
   Total Investment Income                                      --                  --           2,072          748
Expenses:
       Mortality and expense risk                               12                  63             215           33
                                                           -------            --------         -------     --------
Net investment income (loss)                                   (12)                (63)          1,857          715
       Net realized gain (loss)                                 47               6,945              (2)      (1,028)
       Change in unrealized appreciation
         (depreciation) during the period                     (851)            (12,136)           (401)         166
                                                           -------            --------         -------     --------
Net increase (decrease) in assets from operations             (816)             (5,254)          1,454         (147)
                                                           -------            --------         -------     --------
Changes from principal transactions:
       Net premiums from policyholders and
         transfers to policy loans                           2,290              11,066           2,592       83,801
       Transfer to policyholders for benefits,
         terminations and policy loans                     (11,508)           (146,645)           (517)     (46,499)
       Net transfers between subaccounts                        --                  --              --           --
       Net change in policy loans                               --                  --              --           --
                                                           -------            --------         -------     --------
Net increase (decrease) in assets from principal
  transactions                                              (9,218)           (135,579)          2,075       37,302
                                                           -------            --------         -------     --------
Total increase (decrease) in assets                        (10,034)           (140,833)          3,529       37,155

Assets, beginning of period                                 10,034             140,833          37,155           --
                                                           -------            --------         -------     --------
Assets, end of period                                           --                  --         $40,684     $ 37,155
                                                           =======            ========         =======     ========

                     John Hancock Variable Life Account UV

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                                          Sub-Account
                                                       -------------------------------------------------
                                                             All Cap Core            All Cap Growth
                                                                Trust                    Trust
                                                       ------------------------ ------------------------
                                                       Year Ended  Year Ended   Year Ended  Year Ended
                                                       Dec. 31/06 Dec. 31/05 ## Dec. 31/06 Dec. 31/05 ##
                                                       ---------- ------------- ---------- -------------
Income:
       Dividends                                       $   1,709          --           --          --
       Interest on policy loans                               --          --           --          --
                                                       ---------    --------     --------    --------
   Total Investment Income                                 1,709          --           --          --
Expenses:
       Mortality and expense risk                            550         379           43           1
                                                       ---------    --------     --------    --------
Net investment income (loss)                               1,159        (379)         (43)         (1)
       Net realized gain (loss)                           17,810          16           31          --
       Change in unrealized appreciation
         (depreciation) during the period                 (8,684)      9,973        6,961      (1,180)
                                                       ---------    --------     --------    --------
Net increase (decrease) in assets from operations         10,285       9,610        6,949      (1,181)
                                                       ---------    --------     --------    --------
Changes from principal transactions:
       Net premiums from policyholders and
         transfers to policy loans                        14,230     202,850        6,386     100,000
       Transfer to policyholders for benefits,
         terminations and policy loans                  (221,069)       (444)      (1,805)         --
       Net transfers between subaccounts                      --          --           --          --
       Net change in policy loans                             --          --           --          --
                                                       ---------    --------     --------    --------
Net increase (decrease) in assets from principal
  transactions                                          (206,839)    202,406        4,581     100,000
                                                       ---------    --------     --------    --------
Total increase (decrease) in assets                     (196,554)    212,016       11,530      98,819

Assets, beginning of period                              212,016          --       98,819          --
                                                       ---------    --------     --------    --------
Assets, end of period                                  $  15,462    $212,016     $110,349    $ 98,819
                                                       =========    ========     ========    ========

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
(p) Fund available in prior year but no activity.

See accompanying notes.

                                                                                 Sub-Account
                                                       ---------------------------------------------------------------
                                                            All Cap Value          American Blue Chip       American
                                                                Trust            Income & Growth Trust     Bond Trust
                                                       -----------------------  -----------------------  --------------
                                                       Year Ended  Year Ended   Year Ended  Year Ended     Year Ended
                                                       Dec. 31/06 Dec. 31/05 ## Dec. 31/06 Dec. 31/05 ## Dec. 31/06 (p)
                                                       ---------- ------------- ---------- ------------- --------------
Income:
       Dividends                                        $  3,335        --       $    19          --            --
       Interest on policy loans                               --        --            --          --            --
                                                        --------      ----       -------       -----          ----
   Total Investment Income                                 3,335        --            19          --            --
Expenses:
       Mortality and expense risk                            496        --            --          --            --
                                                        --------      ----       -------       -----          ----
Net investment income (loss)                               2,839        --            19          --            --
       Net realized gain (loss)                             (281)       --            44           2             1
       Change in unrealized appreciation
         (depreciation) during the period                  5,265         2           195           9             5
                                                        --------      ----       -------       -----          ----
Net increase (decrease) in assets from operations          7,823         2           258          11             6
                                                        --------      ----       -------       -----          ----
Changes from principal transactions:
       Net premiums from policyholders and
         transfers to policy loans                       147,556       240         4,104         777           115
       Transfer to policyholders for benefits,
         terminations and policy loans                    (1,768)      (15)       (1,895)       (357)          (39)
       Net transfers between subaccounts                      --        --            --          --            --
       Net change in policy loans                             --        --            --          --            --
                                                        --------      ----       -------       -----          ----
Net increase (decrease) in assets from principal
  transactions                                           145,788       225         2,209         420            76
                                                        --------      ----       -------       -----          ----
Total increase (decrease) in assets                      153,611       227         2,467         431            82

Assets, beginning of period                                  227        --           431          --            --
                                                        --------      ----       -------       -----          ----
Assets, end of period                                   $153,838      $227       $ 2,898       $ 431          $ 82
                                                        ========      ====       =======       =====          ====

                     John Hancock Variable Life Account UV

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                                          Sub-Account
                                                       -----------------------------------------------------
                                                        American Growth Trust   American Growth-Income Trust
                                                       ------------------------ ----------------------------
                                                       Year Ended  Year Ended   Year Ended    Year Ended
                                                       Dec. 31/06 Dec. 31/05 ## Dec. 31/06   Dec. 31/05 ##
                                                       ---------- ------------- ----------   -------------
Income:
       Dividends                                        $  1,138          --     $   445             --
       Interest on policy loans                               --          --          --             --
                                                        --------    --------     -------       --------
   Total Investment Income                                 1,138          --         445             --
Expenses:
       Mortality and expense risk                            104           3          --             --
                                                        --------    --------     -------       --------
Net investment income (loss)                               1,034          (3)        445             --
       Net realized gain (loss)                              154      (1,603)        177         (1,125)
       Change in unrealized appreciation
         (depreciation) during the period                 14,368         (55)      4,809             (6)
                                                        --------    --------     -------       --------
Net increase (decrease) in assets from operations         15,556      (1,661)      5,431         (1,131)
                                                        --------    --------     -------       --------
Changes from principal transactions:
       Net premiums from policyholders and
         transfers to policy loans                       389,275      82,559      53,021         49,536
       Transfer to policyholders for benefits,
         terminations and policy loans                   (13,773)    (71,780)     (7,549)       (46,798)
       Net transfers between subaccounts                      --          --          --             --
       Net change in policy loans                             --          --          --             --
                                                        --------    --------     -------       --------
Net increase (decrease) in assets from principal
  transactions                                           375,502      10,779      45,472          2,738
                                                        --------    --------     -------       --------
Total increase (decrease) in assets                      391,058       9,118      50,903          1,607

Assets, beginning of period                                9,118          --       1,607             --
                                                        --------    --------     -------       --------
Assets, end of period                                   $400,176    $  9,118     $52,510       $  1,607
                                                        ========    ========     =======       ========

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                         Sub-Account
                                        ---------------------------------------------------------------------------------
                                        American International Trust   Blue Chip Growth Trust      Bond Index Trust B
                                        ---------------------------- -------------------------- -------------------------
                                        Year Ended    Year Ended      Year Ended   Year Ended    Year Ended   Year Ended
                                        Dec. 31/06   Dec. 31/05 ##    Dec. 31/06  Dec. 31/05 ##  Dec. 31/06   Dec. 31/05
                                        ------------ --------------- -----------  ------------- -----------  -----------
Income:
       Dividends                         $    394            --      $   132,502            --  $   437,733  $   192,437
       Interest on policy loans                --            --          314,236       142,217           --           --
                                         --------      --------      -----------   -----------  -----------  -----------
   Total Investment Income                    394            --          446,738       142,217      437,733      192,437
Expenses:
       Mortality and expense risk              72            --          323,325       210,565       43,877       40,478
                                         --------      --------      -----------   -----------  -----------  -----------
Net investment income (loss)                  322            --          123,413       (68,348)     393,856      151,959
       Net realized gain (loss)             1,822        (1,998)         621,759       342,698      (14,243)       8,703
       Change in unrealized
         appreciation
         (depreciation) during the
         period                             8,566            13        4,218,627     6,108,511       67,870       82,963
                                         --------      --------      -----------   -----------  -----------  -----------
Net increase (decrease) in assets
  from operations                          10,710        (1,985)       4,963,799     6,382,861      447,483      243,625
                                         --------      --------      -----------   -----------  -----------  -----------
Changes from principal
  transactions:
       Net premiums from
         policyholders and
         transfers to policy loans        160,618        49,071        4,134,644    53,969,840    1,860,038    1,294,867
       Transfer to policyholders
         for benefits,
         terminations and policy
         loans                            (67,261)      (45,905)      (6,374,388)   (6,669,772)    (808,930)  (1,227,232)
       Net transfers between
         subaccounts                           --            --               --            --           --           --
       Net change in policy loans              --            --          170,684     2,702,997           --           --
                                         --------      --------      -----------   -----------  -----------  -----------
Net increase (decrease) in assets
  from principal transactions              93,357         3,166       (2,069,060)   50,003,065    1,051,108       67,635
                                         --------      --------      -----------   -----------  -----------  -----------
Total increase (decrease) in assets       104,067         1,181        2,894,739    56,385,926    1,498,591      311,260

Assets, beginning of period                 1,181            --       56,385,926            --   12,588,552   12,277,292
                                         --------      --------      -----------   -----------  -----------  -----------
Assets, end of period                    $105,248      $  1,181      $59,280,665   $56,385,926  $14,087,143  $12,588,552
                                         ========      ========      ===========   ===========  ===========  ===========

                     John Hancock Variable Life Account UV

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                                        Sub-Account
                                                       ----------------------------------------------
                                                        Brandes International   Business Opportunity
                                                             Equity Trust            Value Trust
                                                       ------------------------ ---------------------
                                                       Year Ended   Year Ended  Year Ended Year Ended
                                                       Dec. 31/06   Dec. 31/05  Dec. 31/06 Dec. 31/05
                                                       ----------  -----------  ---------- ----------
Income:
       Dividends                                       $  553,006  $   315,584   $ 3,911    $ 2,445
       Interest on policy loans                                --           --        --         --
                                                       ----------  -----------   -------    -------
   Total Investment Income                                553,006      315,584     3,911      2,445
Expenses:
       Mortality and expense risk                          29,154       22,240        17          9
                                                       ----------  -----------   -------    -------
Net investment income (loss)                              523,852      293,344     3,894      2,436
       Net realized gain (loss)                            41,141      463,497       (11)        50
       Change in unrealized appreciation
         (depreciation) during the period                 695,065     (286,122)    2,008       (475)
                                                       ----------  -----------   -------    -------
Net increase (decrease) in assets from operations       1,260,058      470,719     5,891      2,011
                                                       ----------  -----------   -------    -------
Changes from principal transactions:
       Net premiums from policyholders and
         transfers to policy loans                        462,454    2,999,002    21,987     29,351
       Transfer to policyholders for benefits,
         terminations and policy loans                   (229,757)  (2,993,520)   (2,625)    (1,871)
       Net transfers between subaccounts                       --           --        --         --
       Net change in policy loans                              --           --        --         --
                                                       ----------  -----------   -------    -------
Net increase (decrease) in assets from principal
  transactions                                            232,697        5,482    19,362     27,480
                                                       ----------  -----------   -------    -------
Total increase (decrease) in assets                     1,492,755      476,201    25,253     29,491

Assets, beginning of period                             4,694,385    4,218,184    29,527         36
                                                       ----------  -----------   -------    -------
Assets, end of period                                  $6,187,140  $ 4,694,385   $54,780    $29,527
                                                       ==========  ===========   =======    =======

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                        Sub-Account
                                        ----------------------------------------------------------------------------
                                        Capital Appreciation Trust   Classic Value Trust       Core Equity Trust
                                        -------------------------- ------------------------ ------------------------
                                         Year Ended   Year Ended   Year Ended  Year Ended   Year Ended  Year Ended
                                         Dec. 31/06  Dec. 31/05 ## Dec. 31/06 Dec. 31/05 ## Dec. 31/06 Dec. 31/05 ##
                                        -----------  ------------- ---------- ------------- ---------- -------------
Income:
       Dividends                        $     5,634          --    $   5,872    $  5,863     $   221         --
       Interest on policy loans                  --          --           --          --          --         --
                                        -----------     -------    ---------    --------     -------       ----
   Total Investment Income                    5,634          --        5,872       5,863         221         --
Expenses:
       Mortality and expense risk           114,329          --          713         104           1         --
                                        -----------     -------    ---------    --------     -------       ----
Net investment income (loss)               (108,695)         --        5,159       5,759         220         --
       Net realized gain (loss)             (45,384)        (12)       9,748          11          (8)        --
       Change in unrealized
         appreciation
         (depreciation) during the
         period                             552,499      (1,243)      18,794         625          86         --
                                        -----------     -------    ---------    --------     -------       ----
Net increase (decrease) in assets
  from operations                           398,420      (1,255)      33,701       6,395         298         --
                                        -----------     -------    ---------    --------     -------       ----
Changes from principal
  transactions:
       Net premiums from
         policyholders and
         transfers to policy loans       31,760,037      54,174      313,639     109,394       5,167         40
       Transfer to policyholders
         for benefits,
         terminations and policy
         loans                           (1,424,446)     (1,034)    (249,436)       (371)     (1,167)       (25)
       Net transfers between
         subaccounts                             --          --           --          --          --         --
       Net change in policy loans                --          --           --          --          --         --
                                        -----------     -------    ---------    --------     -------       ----
Net increase (decrease) in assets
  from principal transactions            30,335,591      53,140       64,203     109,023       4,000         15
                                        -----------     -------    ---------    --------     -------       ----
Total increase (decrease) in assets      30,734,011      51,885       97,904     115,418       4,298         15

Assets, beginning of period                  51,885          --      115,418          --          15         --
                                        -----------     -------    ---------    --------     -------       ----
Assets, end of period                    30,785,896     $51,885    $ 213,322    $115,418     $ 4,313       $ 15
                                        ===========     =======    =========    ========     =======       ====

                     John Hancock Variable Life Account UV

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                                         Sub-Account
                                                       ------------------------------------------------
                                                          CSI Equity Trust       Dynamic Growth Trust
                                                       ----------------------- ------------------------
                                                       Year Ended  Year Ended  Year Ended  Year Ended
                                                       Dec. 31/06  Dec. 31/05  Dec. 31/06 Dec. 31/05 ##
                                                       ----------  ----------  ---------- -------------
Income:
       Dividends                                       $   34,938  $   47,010        --          --
       Interest on policy loans                                --          --        --          --
                                                       ----------  ----------   -------       -----
   Total Investment Income                                 34,938      47,010        --          --
Expenses:
       Mortality and expense risk                              --          --        --          --
                                                       ----------  ----------   -------       -----
Net investment income (loss)                               34,938      47,010        --          --
       Net realized gain (loss)                            16,272      17,187        22           1
       Change in unrealized appreciation
         (depreciation) during the period                 337,416      27,090       193           1
                                                       ----------  ----------   -------       -----
Net increase (decrease) in assets from operations         388,626      91,287       215           2
                                                       ----------  ----------   -------       -----
Changes from principal transactions:
       Net premiums from policyholders and
         transfers to policy loans                        564,964     524,505     6,046         641
       Transfer to policyholders for benefits,
         terminations and policy loans                    (76,004)   (108,966)   (2,767)       (125)
       Net transfers between subaccounts                       --          --        --          --
       Net change in policy loans                              --          --        --          --
                                                       ----------  ----------   -------       -----
Net increase (decrease) in assets from principal
  transactions                                            488,960     415,539     3,279         516
                                                       ----------  ----------   -------       -----
Total increase (decrease) in assets                       877,586     506,826     3,494         518

Assets, beginning of period                             1,944,137   1,437,311       518          --
                                                       ----------  ----------   -------       -----
Assets, end of period                                  $2,821,723  $1,944,137   $ 4,012       $ 518
                                                       ==========  ==========   =======       =====

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
(k) Terminated as an investment option and funds transferred to Large Cap Growth Trust Series 0 on May 2, 2005.

See accompanying notes.

                                                                                     Sub-Account
                                                       ---------------------------------------------------------------------------
                                                       Earnings Growth Trust  Emerging Growth Trust   Emerging Small Company Trust
                                                       --------------------- ------------------------ ----------------------------
                                                            Year Ended       Year Ended  Year Ended   Year Ended    Year Ended
                                                          Dec. 31/05 (k)     Dec. 31/06 Dec. 31/05 ## Dec. 31/06   Dec. 31/05 ##
                                                       --------------------- ---------- ------------- ------------ ---------------
Income:
       Dividends                                           $    407,013       $ 31,184         --      $   129           --
       Interest on policy loans                                      --             --         --           --           --
                                                           ------------       --------      -----      -------          ---
   Total Investment Income                                      407,013         31,184         --          129           --
Expenses:
       Mortality and expense risk                                53,996            507         --           --           --
                                                           ------------       --------      -----      -------          ---
Net investment income (loss)                                    353,017         30,677         --          129           --
       Net realized gain (loss)                                (555,083)          (427)         3          (46)          --
       Change in unrealized appreciation
         (depreciation) during the period                    (1,308,706)       (25,493)         6         (162)          --
                                                           ------------       --------      -----      -------          ---
Net increase (decrease) in assets from operations            (1,510,772)         4,757          9          (79)          --
                                                           ------------       --------      -----      -------          ---
Changes from principal transactions:
       Net premiums from policyholders and
         transfers to policy loans                              940,441        108,995        367        5,077           17
       Transfer to policyholders for benefits,
         terminations and policy loans                      (28,776,911)        (1,238)      (251)      (1,547)          --
       Net transfers between subaccounts                             --             --         --           --           --
       Net change in policy loans                                    --             --         --           --           --
                                                           ------------       --------      -----      -------          ---
Net increase (decrease) in assets from principal
  transactions                                              (27,836,470)       107,757        116        3,530           17
                                                           ------------       --------      -----      -------          ---
Total increase (decrease) in assets                         (29,347,242)       112,514        125        3,451           17

Assets, beginning of period                                  29,347,242            125         --           17           --
                                                           ------------       --------      -----      -------          ---
Assets, end of period                                                --       $112,639      $ 125      $ 3,468          $17
                                                           ============       ========      =====      =======          ===

                     John Hancock Variable Life Account UV

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                                      Sub-Account
                                                       -----------------------------------------
                                                       Equity-Income Fidelity VIP II Contrafund
                                                           Trust             (SC) Trust
                                                       ------------- ---------------------------
                                                        Year Ended    Year Ended    Year Ended
                                                        Dec. 31/06   Dec. 31/05 ## Dec. 31/05 ++
                                                       ------------- ------------- -------------
Income:
       Dividends                                        $ 3,261,904            --    $   1,183
       Interest on policy loans                                  --            --           --
                                                        -----------   -----------    ---------
     Total Investment Income                              3,261,904            --        1,183
Expenses:
       Mortality and expense risk                           237,507       149,768          499
                                                        -----------   -----------    ---------
Net investment income (loss)                              3,024,397      (149,768)         684
       Net realized gain (loss)                             218,005        73,673       68,358
       Change in unrealized appreciation
         (depreciation) during the period                 4,031,153     2,525,540      (85,085)
                                                        -----------   -----------    ---------
Net increase (decrease) in assets from operations         7,273,555     2,449,445      (16,043)
                                                        -----------   -----------    ---------
Changes from principal transactions:
       Net premiums from policyholders and
         transfers to policy loans                        2,858,711    40,660,330      212,954
       Transfer to policyholders for benefits,
         terminations and policy loans                   (3,649,324)   (2,939,639)    (683,561)
       Net transfers between subaccounts                         --            --           --
       Net change in policy loans                                --            --           --
                                                        -----------   -----------    ---------
Net increase (decrease) in assets from principal
  transactions                                             (790,613)   37,720,691     (470,607)
                                                        -----------   -----------    ---------
Total increase (decrease) in assets                       6,482,942    40,170,136     (486,650)

Assets, beginning of period                              40,170,136            --      486,650
                                                        -----------   -----------    ---------
Assets, end of period                                   $46,653,078   $40,170,136           --
                                                        ===========   ===========    =========

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
++ Terminated as an investment option and funds transferred to Total Stock Market Index Trust on May 2, 2005.
(m) Terminated as an investment option and funds transferred to 500 Index Trust B on May 2, 2005.
^ Terminated as an investment option and funds transferred to International Equity Index Trust B on May 2, 2005.
^^^ Terminated as an investment option and funds transferred to Financial
    Services Trust on May 2, 2005.

See accompanying notes.

                                                                                   Sub-Account
                                                       --------------------------------------------------------------------
                                                       Fidelity VIP II Growth Fidelity VIP II Overseas Financial Industries
                                                             (SC) Trust              (SC) Trust               Trust
                                                       ---------------------- ------------------------ --------------------
                                                             Year Ended              Year Ended             Year Ended
                                                           Dec. 31/05 (m)           Dec. 31/05 ^          Dec. 31/05 ^^^
                                                       ---------------------- ------------------------ --------------------
Income:
       Dividends                                             $   1,281               $   1,313               $  1,669
       Interest on policy loans                                     --                      --                     --
                                                             ---------               ---------               --------
   Total Investment Income                                       1,281                   1,313                  1,669
Expenses:
       Mortality and expense risk                                  386                     112                     33
                                                             ---------               ---------               --------
Net investment income (loss)                                       895                   1,201                  1,636
       Net realized gain (loss)                                  6,569                  14,726                  2,233
       Change in unrealized appreciation
         (depreciation) during the period                      (29,133)                (21,056)                (7,843)
                                                             ---------               ---------               --------
Net increase (decrease) in assets from operations              (21,669)                 (5,129)                (3,974)
                                                             ---------               ---------               --------
Changes from principal transactions:
       Net premiums from policyholders and
         transfers to policy loans                              47,406                  26,711                  4,887
       Transfer to policyholders for benefits,
         terminations and policy loans                        (341,751)               (122,252)               (60,870)
       Net transfers between subaccounts                            --                      --                     --
       Net change in policy loans                                   --                      --                     --
                                                             ---------               ---------               --------
Net increase (decrease) in assets from principal
  transactions                                                (294,345)                (95,541)               (55,983)
                                                             ---------               ---------               --------
Total increase (decrease) in assets                           (316,014)               (100,670)               (59,957)

Assets, beginning of period                                    316,014                 100,670                 59,957
                                                             ---------               ---------               --------
Assets, end of period                                               --                      --                     --
                                                             =========               =========               ========

                     John Hancock Variable Life Account UV

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                                          Sub-Account
                                                       ------------------------------------------------------
                                                                                Frontier Capital Appreciation
                                                       Financial Services Trust          Trust
                                                       ------------------------ -----------------------------
                                                       Year Ended  Year Ended   Year Ended       Year Ended
                                                       Dec. 31/06 Dec. 31/05 ## Dec. 31/06       Dec. 31/05
                                                       ---------- ------------- -------------  --------------
Income:
       Dividends                                        $    390          --    $  221,251      $  134,409
       Interest on policy loans                               --          --            --              --
                                                        --------    --------     ----------     ----------
   Total Investment Income                                   390          --       221,251         134,409
Expenses:
       Mortality and expense risk                            464          46        12,257           8,862
                                                        --------    --------     ----------     ----------
Net investment income (loss)                                 (74)        (46)      208,994         125,547
       Net realized gain (loss)                            1,292         795        29,383          21,127
       Change in unrealized appreciation
         (depreciation) during the period                 31,412       6,792        46,188          85,822
                                                        --------    --------     ----------     ----------
Net increase (decrease) in assets from operations         32,630       7,541       284,565         232,496
                                                        --------    --------     ----------     ----------
Changes from principal transactions:
       Net premiums from policyholders and
         transfers to policy loans                       109,969      91,811       490,740         170,919
       Transfer to policyholders for benefits,
         terminations and policy loans                   (10,448)    (42,202)     (137,422)        (84,004)
       Net transfers between subaccounts                      --          --            --              --
       Net change in policy loans                             --          --            --              --
                                                        --------    --------     ----------     ----------
Net increase (decrease) in assets from principal
  transactions                                            99,521      49,609       353,318          86,915
                                                        --------    --------     ----------     ----------
Total increase (decrease) in assets                      132,151      57,150       637,883         319,411

Assets, beginning of period                               57,150          --     1,785,487       1,466,076
                                                        --------    --------     ----------     ----------
Assets, end of period                                   $189,301    $ 57,150    $2,423,370      $1,785,487
                                                        ========    ========     ==========     ==========

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
xxxx Terminated as an investment option and funds transferred to Equity-Income
     Trust on May 2, 2005.
^ Terminal as an investment option and funds transferred to Global Bond Trust Series 0 on May 2, 2005.

See accompanying notes.

                                                                 Sub-Account
                                           -------------------------------------------------------
                                             Fundamental   Fundamental Value Trust   Global Bond
                                             Value Trust           Series 0             Trust
                                           --------------- ------------------------ --------------
                                             Year Ended    Year Ended  Year Ended      Year Ended
                                           Dec. 31/05 xxxx Dec. 31/06 Dec. 31/05 ##   Dec. 31/05 ^
                                           --------------- ---------- ------------- --------------
Income:
       Dividends                                282,173     $ 1,028           --     $    65,798
       Interest on policy loans                      --          --           --              --
                                             ----------     -------      -------     -----------
   Total Investment Income                      282,173       1,028           --          65,798
Expenses:
       Mortality and expense risk                 9,415          71           28           4,145
                                             ----------     -------      -------     -----------
Net investment income (loss)                    272,758         957          (28)         61,653
       Net realized gain (loss)                 622,201          51           30          61,773
       Change in unrealized
         appreciation (depreciation)
         during the period                     (940,871)      2,474          700        (158,578)
                                             ----------     -------      -------     -----------
Net increase (decrease) in assets
  from operations                               (45,912)      3,482          702         (35,152)
                                             ----------     -------      -------     -----------
Changes from principal transactions:
       Net premiums from
         policyholders and transfers
         to policy loans                        338,003      19,748       12,704         224,838
       Transfer to policyholders for
         benefits, terminations and
         policy loans                         5,666,748      (4,391)        (598)     (2,440,154)
       Net transfers between
         subaccounts                                 --          --           --              --
       Net change in policy loans                    --          --           --              --
                                             ----------     -------      -------     -----------
Net increase (decrease) in assets
  from principal transactions                (5,328,745)     15,357       12,106      (2,215,316)
                                             ----------     -------      -------     -----------
Total increase (decrease) in assets           5,374,657      18,839       12,808      (2,250,468)

Assets, beginning of period                   5,374,657      12,808           --       2,250,468
                                             ----------     -------      -------     -----------
Assets, end of period                                --     $31,647      $12,808              --
                                             ==========     =======      =======     ===========

                     John Hancock Variable Life Account UV

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                                 Sub-Account
                                              -------------------------------------------------
                                                     Global Bond
                                                   Trust Series 0             Global Trust
                                              ------------------------  -----------------------
                                              Year Ended   Year Ended   Year Ended  Year Ended
                                              Dec. 31/06  Dec. 31/05 ## Dec. 31/06 Dec. 31/05 ##
                                              ----------  ------------- ---------- -------------
Income:
       Dividends                              $   27,364           --    $  1,500        --
       Interest on policy loans                       --           --          --        --
                                              ----------   ----------    --------      ----
   Total Investment Income                        27,364           --       1,500        --
Expenses:
       Mortality and expense risk                 11,370        8,023          29        --
                                              ----------   ----------    --------      ----
Net investment income (loss)                      15,994       (8,023)      1,471        --
       Net realized gain (loss)                  (21,634)     (15,915)      6,287        --
       Change in unrealized
         appreciation (depreciation)
         during the period                       102,882     (120,896)      9,760         2
                                              ----------   ----------    --------      ----
Net increase (decrease) in assets from
  operations                                      97,242     (144,834)     17,518         2
                                              ----------   ----------    --------      ----
Changes from principal transactions:
       Net premiums from policyholders
         and transfers to policy loans           402,758    2,678,004     129,579       298
       Transfer to policyholders for
         benefits, terminations and
         policy loans                           (504,493)    (447,782)    (65,231)       (7)
       Net transfers between subaccounts              --           --          --        --
       Net change in policy loans                     --           --          --        --
                                              ----------   ----------    --------      ----
Net increase (decrease) in assets from
  principal transactions                        (101,735)   2,230,222      64,348       291
                                              ----------   ----------    --------      ----
Total increase (decrease) in assets               (4,493)   2,085,388      81,866       293

Assets, beginning of period                    2,085,388           --         293        --
                                              ----------   ----------    --------      ----
Assets, end of period                         $2,080,895   $2,085,388    $ 82,159      $293
                                              ==========   ==========    ========      ====

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
(b) Renamed on May 1, 2006. Formerly known as Growth & Income II Trust.
(j) Renamed on May 2, 2005. Formerly known as Growth & Income Trust.
(l) Terminated as an investment option and funds transferred to Health Sciences Trust Series 0 on May 2, 2005.

See accompanying notes.

                                                                           Sub-Account
                                              ---------------------------------------------------------------------
                                                     Growth & Income        Health Sciences     Health Sciences
                                                          Trust                  Trust           Trust Series 0
                                              ----------------------------  --------------- -----------------------
                                                Year Ended     Year Ended     Year Ended    Year Ended  Year Ended
                                              Dec. 31/06 (b) Dec. 31/05 (j) Dec. 31/05 (l)  Dec. 31/06 Dec. 31/05 ##
                                              -------------- -------------- --------------- ---------- -------------
Income:
       Dividends                               $ 12,401,302   $  8,578,022     $  10,664     $ 17,400          --
       Interest on policy loans                   2,454,540      2,396,970            --           --          --
                                               ------------   ------------     ---------     --------    --------
   Total Investment Income                       14,855,842     10,974,992        10,664       17,400          --
Expenses:
       Mortality and expense risk                 1,030,026        978,809            11          297          27
                                               ------------   ------------     ---------     --------    --------
Net investment income (loss)                     13,825,816      9,996,183        10,653       17,103         (27)
       Net realized gain (loss)                  (5,116,177)    (1,098,144)       (1,281)       4,476       2,772
       Change in unrealized
         appreciation (depreciation)
         during the period                       16,969,585      8,959,977       (14,086)       2,889      23,032
                                               ------------   ------------     ---------     --------    --------
Net increase (decrease) in assets from
  operations                                     25,679,224     17,858,016        (4,714)      24,468      25,777
                                               ------------   ------------     ---------     --------    --------
Changes from principal transactions:
       Net premiums from policyholders
         and transfers to policy loans           13,167,655     15,051,555        11,601      151,687     191,114
       Transfer to policyholders for
         benefits, terminations and
         policy loans                           (25,558,747)   (24,788,665)     (111,941)     (53,717)    (51,155)
       Net transfers between subaccounts                 --             --            --           --          --
       Net change in policy loans                   271,233      1,254,734            --           --          --
                                               ------------   ------------     ---------     --------    --------
Net increase (decrease) in assets from
  principal transactions                        (12,119,859)    (8,482,376)     (100,340)      97,970     139,959
                                               ------------   ------------     ---------     --------    --------
Total increase (decrease) in assets              13,559,365      9,375,640      (105,054)     122,438     165,736

Assets, beginning of period                     230,505,805    221,130,165       105,054      165,736          --
                                               ------------   ------------     ---------     --------    --------
Assets, end of period                          $244,065,170   $230,505,805            --     $288,174    $165,736
                                               ============   ============     =========     ========    ========

                     John Hancock Variable Life Account UV

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                                Sub-Account
                                              ----------------------------------------------
                                              High Yield Bond Trust     High Yield Trust
                                              --------------------- ------------------------
                                                   Year Ended       Year Ended   Year Ended
                                                  Dec. 31/05^^^     Dec. 31/06  Dec. 31/05 ##
                                              --------------------- ----------  -------------
Income:
       Dividends                                   $    27,018      $   74,850           --
       Interest on policy loans                             --              --           --
                                                   -----------      ----------   ----------
   Total Investment Income                              27,018          74,850           --
Expenses:
       Mortality and expense risk                        1,878           4,918        3,772
                                                   -----------      ----------   ----------
Net investment income (loss)                            25,140          69,932       (3,772)
       Net realized gain (loss)                        (11,548)         10,171       13,274
       Change in unrealized
         appreciation (depreciation)
         during the period                             (48,659)         32,494       64,249
                                                   -----------      ----------   ----------
Net increase (decrease) in assets from
  operations                                           (35,067)        112,597       73,751
                                                   -----------      ----------   ----------
Changes from principal transactions:
       Net premiums from policyholders
         and transfers to policy loans                 152,054         193,073    1,457,227
       Transfer to policyholders for
         benefits, terminations and
         policy loans                               (1,297,201)       (210,184)    (391,077)
       Net transfers between subaccounts                    --              --           --
       Net change in policy loans                           --              --           --
                                                   -----------      ----------   ----------
Net increase (decrease) in assets from
  principal transactions                            (1,145,147)        (17,111)   1,066,150
                                                   -----------      ----------   ----------
Total increase (decrease) in assets                 (1,180,214)         95,486    1,139,901

Assets, beginning of period                          1,180,214       1,139,901           --
                                                   -----------      ----------   ----------
Assets, end of period                                       --      $1,235,387   $1,139,901
                                                   ===========      ==========   ==========

--------
^^^ Terminated as an investment option and funds transferred to High Yield Trust on May 2, 2005.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
(c)  Renamed on May 01, 2006. Formerly known as International Stock Trust.
^^^^ Renamed on May 2, 2005. Formerly Known as International Equity Index Trust.

See accompanying notes.

                                                                      Sub-Account
                                   ------------------------------------------------------------------------------------
                                          International             International Equity     International Opportunities
                                            Core Trust                 Index Trust B                  Trust
                                   ---------------------------  ---------------------------  --------------------------
                                     Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                   Dec. 31/06 (c) Dec. 31/05 ##  Dec. 31/06  Dec. 31/05 ^^^^ Dec. 31/06   Dec. 31/05 ##
                                   -------------- ------------- -----------  --------------- ----------   -------------
Income:
       Dividends                      $    222           --     $   348,309    $ 1,480,589    $ 1,211             --
       Interest on policy
         loans                              --           --          35,398         31,082         --             --
                                      --------        -----     -----------    -----------    -------        -------
   Total Investment Income                 222           --         383,707      1,511,671      1,211             --
Expenses:
       Mortality and expense
         risk                               12           --         119,952         91,294         98             30
                                      --------        -----     -----------    -----------    -------        -------
Net investment income (loss)               210           --         263,755      1,420,377      1,113            (30)
       Net realized gain
         (loss)                             79            2         598,369         17,125         37              4
       Change in unrealized
         appreciation
         (depreciation)
         during the period               4,230           34       4,071,178      1,044,084      3,792          2,072
                                      --------        -----     -----------    -----------    -------        -------
Net increase (decrease) in
  assets from operations                 4,519           36       4,933,302      2,481,586      4,942          2,046
                                      --------        -----     -----------    -----------    -------        -------
Changes from principal
  transactions:
       Net premiums from
         policyholders and
         transfers to policy
         loans                          77,308          861       4,531,960      3,925,696     48,368          9,466
       Transfer to
         policyholders for
         benefits,
         terminations and
         policy loans                  (17,409)        (288)     (2,994,782)    (2,016,620)    (2,693)            (8)
       Net transfers between
         subaccounts                        --           --              --             --         --             --
       Net change in policy
         loans                              --           --          15,828         66,766         --             --
                                      --------        -----     -----------    -----------    -------        -------
Net increase (decrease) in
  assets from principal
  transactions                          59,899          573       1,553,006      1,975,842     45,675          9,458
                                      --------        -----     -----------    -----------    -------        -------
Total increase (decrease) in
  assets                                64,418          609       6,486,308      4,457,428     50,617         11,504

Assets, beginning of period                609           --      19,138,905     14,681,477     11,504             --
                                      --------        -----     -----------    -----------    -------        -------
Assets, end of period                 $ 65,027        $ 609     $25,625,213    $19,138,905    $62,121        $11,504
                                      ========        =====     ===========    ===========    =======        =======

                     John Hancock Variable Life Account UV

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                                 Sub-Account
                                              -------------------------------------------------
                                              International Small Cap    International Value
                                                       Trust                    Trust
                                              ------------------------ ------------------------
                                              Year Ended  Year Ended   Year Ended  Year Ended
                                              Dec. 31/06 Dec. 31/05 ## Dec. 31/06 Dec. 31/05 ##
                                              ---------- ------------- ---------- -------------
Income:
       Dividends                               $   127          --      $ 18,326          --
       Interest on policy loans                     --          --            --          --
                                               -------      ------      --------    --------
   Total Investment Income                         127          --        18,326          --
Expenses:
       Mortality and expense risk                  107          --         1,158         132
                                               -------      ------      --------    --------
Net investment income (loss)                        20          --        17,168        (132)
       Net realized gain (loss)                    213          10           620          15
       Change in unrealized
         appreciation (depreciation)
         during the period                       8,911          90        75,787      15,870
                                               -------      ------      --------    --------
Net increase (decrease) in assets from
  operations                                     9,144         100        93,575      15,753
                                               -------      ------      --------    --------
Changes from principal transactions:
       Net premiums from policyholders
         and transfers to policy loans          78,027       4,074       137,840     239,545
       Transfer to policyholders for
         benefits, terminations and
         policy loans                           (3,470)       (603)       (6,314)       (747)
       Net transfers between subaccounts            --          --            --          --
       Net change in policy loans                   --          --            --          --
                                               -------      ------      --------    --------
Net increase (decrease) in assets from
  principal transactions                        74,557       3,471       131,526     238,798
                                               -------      ------      --------    --------
Total increase (decrease) in assets             83,701       3,571       225,101     254,551

Assets, beginning of period                      3,571          --       254,551          --
                                               -------      ------      --------    --------
Assets, end of period                          $87,272      $3,571      $479,652    $254,551
                                               =======      ======      ========    ========

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
^^^^ Terminated as an investment option and funds transferred to Total Stock
     Market Index Trust on May 2, 2005.
^ Terminated as an investment option and funds transferred to International Equity Index Trust B on May 2, 2005.

See accompanying notes.

                                                                      Sub-Account
                                              ----------------------------------------------------------
                                                                          Janus Aspen      Janus Aspen
                                              Investment Quality Bond  Global Technology Worldwide Growth
                                                       Trust              (SC) Trust        (SC) Trust
                                              -----------------------  ----------------- ----------------
                                              Year Ended  Year Ended      Year Ended        Year Ended
                                              Dec. 31/06 Dec. 31/05 ##  Dec. 31/05 ^^^^    Dec. 31/05 ^
                                              ---------- ------------- ----------------- ----------------
Income:
       Dividends                               $  8,834          --              --               --
       Interest on policy loans                      --          --              --               --
                                               --------    --------         -------          -------
   Total Investment Income                        8,834          --              --               --
Expenses:
       Mortality and expense risk                    --          --              --               70
                                               --------    --------         -------          -------
Net investment income (loss)                      8,834          --              --              (70)
       Net realized gain (loss)                    (120)          2          (1,065)           4,984
       Change in unrealized
         appreciation (depreciation)
         during the period                       (2,903)      2,062          (1,774)          (7,800)
                                               --------    --------         -------          -------
Net increase (decrease) in assets from
  operations                                      5,811       2,064          (2,839)          (2,886)
                                               --------    --------         -------          -------
Changes from principal transactions:
       Net premiums from policyholders
         and transfers to policy loans           27,290     144,857           2,088            3,151
       Transfer to policyholders for
         benefits, terminations and
         policy loans                            (5,224)       (563)        (27,997)         (81,538)
       Net transfers between subaccounts             --          --              --               --
       Net change in policy loans                    --          --              --               --
                                               --------    --------         -------          -------
Net increase (decrease) in assets from
  principal transactions                         22,066     144,294         (25,909)         (78,387)
                                               --------    --------         -------          -------
Total increase (decrease) in assets              27,877     146,358         (28,748)         (81,273)

Assets, beginning of period                     146,358          --          28,748           81,273
                                               --------    --------         -------          -------
Assets, end of period                          $174,235    $146,358              --               --
                                               ========    ========         =======          =======

                     John Hancock Variable Life Account UV

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)


                                                               Sub-Account
                                              --------------------------------------------
                                              Large Cap Growth       Large Cap Growth
                                                   Trust              Trust Series 0
                                              ---------------- ---------------------------
                                                 Year Ended      Year Ended    Year Ended
                                                Dec. 31/05 x   Dec. 31/06 (a) Dec. 31/05 ##
                                              ---------------- -------------- -------------
Income:
       Dividends                                $     23,654    $    139,238            --
       Interest on policy loans                      (37,102)             --            --
                                                ------------    ------------   -----------
   Total Investment Income                           (13,448)        139,238            --
Expenses:
       Mortality and expense risk                     98,065          56,518       114,805
                                                ------------    ------------   -----------
Net investment income (loss)                        (111,513)         82,720      (114,805)
       Net realized gain (loss)                  (10,026,638)      2,450,835        46,930
       Change in unrealized
         appreciation (depreciation)
         during the period                         7,048,041      (1,904,820)    1,904,815
                                                ------------    ------------   -----------
Net increase (decrease) in assets from
  operations                                      (3,090,110)        628,735     1,836,940
                                                ------------    ------------   -----------
Changes from principal transactions:
       Net premiums from policyholders
         and transfers to policy loans             4,540,908     (27,816,728)   29,366,835
       Transfer to policyholders for
         benefits, terminations and
         policy loans                            (52,980,245)     (2,521,264)   (1,494,518)
       Net transfers between subaccounts                  --              --            --
       Net change in policy loans                 (2,686,453)             --            --
                                                ------------    ------------   -----------
Net increase (decrease) in assets from
  principal transactions                         (51,125,790)    (30,337,992)   27,872,317
                                                ------------    ------------   -----------
Total increase (decrease) in assets              (54,215,900)    (29,709,257)   29,709,257

Assets, beginning of period                       54,215,900      29,709,257            --
                                                ------------    ------------   -----------
Assets, end of period                                     --              --   $29,709,257
                                                ============    ============   ===========

--------
x Terminated as an investment option and funds transferred to Blue Chip Growth Trust on May 2, 2005.
(a) Terminated as investment option and funds transferred to Capital Appreciation Trust on May 1, 2006.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
xxxx Terminated as an investment option and funds transferred to Equity-Income
     Trust on May 2, 2005.

See accompanying notes.

                                                                         Sub-Account
                                              ----------------------------------------------------------------
                                                     Large Cap         Large Cap Value     Large Cap Value
                                                       Trust                Trust           Trust Series 0
                                              -----------------------  --------------- -----------------------
                                              Year Ended  Year Ended     Year Ended    Year Ended  Year Ended
                                              Dec. 31/06 Dec. 31/05 ## Dec. 31/05 xxxx Dec. 31/06 Dec. 31/05 ##
                                              ---------- ------------- --------------- ---------- -------------
Income:
       Dividends                               $   134          --      $  1,099,503   $  14,778           --
       Interest on policy loans                     --          --                --          --           --
                                               -------       -----      ------------   ---------    ---------
   Total Investment Income                         134          --         1,099,503      14,778           --
Expenses:
       Mortality and expense risk                   --          --            62,384         297          217
                                               -------       -----      ------------   ---------    ---------
Net investment income (loss)                       134          --         1,037,119      14,481         (217)
       Net realized gain (loss)                    (67)          1         2,555,762      (8,279)      (1,109)
       Change in unrealized
         appreciation (depreciation)
         during the period                          85           2        (4,561,490)      1,353        4,075
                                               -------       -----      ------------   ---------    ---------
Net increase (decrease) in assets from
  operations                                       152           3          (968,609)      7,555        2,749
                                               -------       -----      ------------   ---------    ---------
Changes from principal transactions:
       Net premiums from policyholders
         and transfers to policy loans           5,464         206         4,809,578     156,052      238,500
       Transfer to policyholders for
         benefits, terminations and
         policy loans                           (4,483)       (106)      (37,798,998)   (195,062)    (119,303)
       Net transfers between subaccounts            --          --                --          --           --
       Net change in policy loans                   --          --                --          --           --
                                               -------       -----      ------------   ---------    ---------
Net increase (decrease) in assets from
  principal transactions                           981         100       (32,989,420)    (39,010)     119,197
                                               -------       -----      ------------   ---------    ---------
Total increase (decrease) in assets              1,133         103       (33,958,029)    (31,455)     121,946

Assets, beginning of period                        103          --        33,958,029     121,946           --
                                               -------       -----      ------------   ---------    ---------
Assets, end of period                          $ 1,236       $ 103                --   $  90,491    $ 121,946
                                               =======       =====      ============   =========    =========

                     John Hancock Variable Life Account UV

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                     Sub-Account
                                              ---------------------------------------------------------
                                                  Lifestyle Aggressive          Lifestyle Balanced
                                                         Trust                        Trust
                                              ---------------------------- ----------------------------
                                                Year Ended    Year Ended     Year Ended    Year Ended
                                              Dec. 31/06 (d) Dec. 31/05 ## Dec. 31/06 (e) Dec. 31/05 ##
                                              -------------- ------------- -------------- -------------
Income:
       Dividends                                 $  4,609           --       $  136,982     $    463
       Interest on policy loans                        --           --               --           --
                                                 --------       ------       ----------     --------
   Total Investment Income                          4,609           --          136,982          463
Expenses:
       Mortality and expense risk                     762           --           10,064        1,249
                                                 --------       ------       ----------     --------
Net investment income (loss)                        3,847           --          126,918         (786)
       Net realized gain (loss)                    (1,306)           2           (2,205)        (780)
       Change in unrealized
         appreciation (depreciation)
         during the period                         27,881           (6)         114,115       18,709
                                                 --------       ------       ----------     --------
Net increase (decrease) in assets from
  operations                                       30,422           (4)         238,828       17,143
                                                 --------       ------       ----------     --------
Changes from principal transactions:
       Net premiums from policyholders
         and transfers to policy loans            470,538        7,284        2,213,161      843,533
       Transfer to policyholders for
         benefits, terminations and
         policy loans                             (81,040)        (396)        (106,252)     (43,313)
       Net transfers between subaccounts               --           --               --           --
       Net change in policy loans                      --           --               --           --
                                                 --------       ------       ----------     --------
Net increase (decrease) in assets from
  principal transactions                          389,498        6,888        2,106,909      800,220
                                                 --------       ------       ----------     --------
Total increase (decrease) in assets               419,920        6,884        2,345,737      817,363
Assets, beginning of period                         6,884           --          817,363           --
                                                 --------       ------       ----------     --------
Assets, end of period                            $426,804       $6,884       $3,163,100     $817,363
                                                 ========       ======       ==========     ========

--------
(d) Renamed on May 1, 2006. Formerly known as Lifestyle Aggressive 1000 Trust. ## Reflects the period from commencement of operations on May 2, 2005 through
    December 31, 2005.
(e) Renamed on May 1, 2006. Formerly known as Lifestyle Balanced 640 Trust.
(h) Renamed on May 1, 2006. Formerly known as Lifestyle Conservative 280 Trust. Fund available in prior year but no activity.
(f) Renamed on May 1, 2006. Formerly known as Lifestyle Growth 820 Trust.
(g) Renamed on May 1, 2006. Formerly known as Lifestyle Moderate 460 Trust.

See accompanying notes.

                                                                                Sub-Account
                                              -------------------------------------------------------------------------------
                                              Lifestyle Conservative       Lifestyle Growth            Lifestyle Moderate
                                                      Trust                     Trust                        Trust
                                              ---------------------- ---------------------------  ---------------------------
                                                    Year Ended         Year Ended    Year Ended     Year Ended    Year Ended
                                                  Dec. 31/06 (h)     Dec. 31/06 (f) Dec. 31/05 ## Dec. 31/06 (g) Dec. 31/05 ##
                                              ---------------------- -------------- ------------- -------------- -------------
Income:
       Dividends                                     $     9           $  200,981    $      608      $  8,009            --
       Interest on policy loans                           --                   --            --            --            --
                                                     -------           ----------    ----------      --------       -------
   Total Investment Income                                 9              200,981           608         8,009            --
Expenses:
       Mortality and expense risk                         --               10,835         2,087           589           208
                                                     -------           ----------    ----------      --------       -------
Net investment income (loss)                               9              190,146        (1,479)        7,420          (208)
       Net realized gain (loss)                            6               (3,226)          754            98            --
       Change in unrealized
         appreciation (depreciation)
         during the period                               615               93,276        44,040         4,950         1,960
                                                     -------           ----------    ----------      --------       -------
Net increase (decrease) in assets from
  operations                                             630              280,196        43,315        12,468         1,752
                                                     -------           ----------    ----------      --------       -------
Changes from principal transactions:
       Net premiums from policyholders
         and transfers to policy loans                10,223            2,061,397     1,048,509        64,812        83,411
       Transfer to policyholders for
         benefits, terminations and
         policy loans                                   (303)            (323,739)      (17,329)       (6,860)       (1,083)
       Net transfers between subaccounts                  --                   --            --            --            --
       Net change in policy loans                         --                   --            --            --            --
                                                     -------           ----------    ----------      --------       -------
Net increase (decrease) in assets from
  principal transactions                               9,920            1,737,658     1,031,180        57,952        82,328
                                                     -------           ----------    ----------      --------       -------
Total increase (decrease) in assets                   10,550            2,017,854     1,074,495        70,420        84,080

Assets, beginning of period                               --            1,074,495            --        84,080            --
                                                     -------           ----------    ----------      --------       -------
Assets,end of period                                 $10,550           $3,092,349    $1,074,495      $154,500       $84,080
                                                     =======           ==========    ==========      ========       =======

                     John Hancock Variable Life Account UV

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                               Sub-Account
                                              --------------------------------------------
                                                                            MFS Investors
                                                                            Growth Stock
                                                     Managed Trust        Series (IC) Trust
                                              --------------------------  -----------------
                                               Year Ended    Year Ended      Year Ended
                                               Dec. 31/06    Dec. 31/05     Dec. 31/05 xx
                                              ------------  ------------  -----------------
Income:
       Divideds                               $  6,801,814  $  2,215,040      $    289
       Interest on policy loans                    962,622       977,145            --
                                              ------------  ------------      --------
   Total Investment Income                       7,764,436     3,192,185           289
Expenses:
       Mortality and expense risk                  536,898       552,189            10
                                              ------------  ------------      --------
Net investment income (loss)                     7,227,538     2,639,996           279
       Net realized gain (loss)                 (1,134,082)     (219,841)        2,343
       Change in unrealized
         appreciation (depreciation)
         during the period                         336,702       263,980        (7,476)
                                              ------------  ------------      --------
Net increase (decrease) in assets from
  operations                                     6,430,158     2,684,135        (4,854)
                                              ------------  ------------      --------
Changes from principal transactions:
       Net premiums from policyholders
         and transfers to policy loans           6,415,111     7,924,806        20,281
       Transfer to policyholders for
         benefits, terminations and
         policy loans                          (12,899,826)  (13,405,665)      (83,469)
       Net transfers between subaccounts                --            --            --
       Net change in policy loans                  358,735       (98,738)           --
                                              ------------  ------------      --------
Net increase (decrease) in assets from
  principal transactions                        (6,125,980)   (5,579,597)      (63,188)
                                              ------------  ------------      --------
Total increase (decrease) in assets                304,178    (2,895,462)      (68,042)

Assets, beginning of period                     97,192,277   100,087,739        68,042
                                              ------------  ------------      --------
Assets, end of period                         $ 97,496,455  $ 97,192,277            --
                                              ============  ============      ========

--------
xx Terminated as an investment option and funds transferred to 500 Index Trust B on May 2, 2005.
+ Terminated as an investment option and funds transferred to Small Cap Index Trust on May 2, 2005.
++ Terminated as an investment option and funds transferred to Total Stock Market Index Trust on May 2, 2005.
(n) Terminated as investment option and funds transferred to Mid Cap Index Trust on December 4, 2006.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                        Sub-Account
                                              ---------------------------------------------------------------
                                                     MFS New        MFS Research
                                              Discovery Series (IC)  Series (IC)          Mid Cap Core
                                                      Trust             Trust                Trust
                                              --------------------- ------------- ---------------------------
                                                   Year Ended        Year Ended     Year Ended    Year Ended
                                                  Dec. 31/05 +      Dec. 31/05 ++ Dec. 31/06 (n) Dec. 31/05 ##
                                              --------------------- ------------- -------------- -------------
Income:
       Dividends                                          --          $   1,021     $  36,028            --
       Interest on policy loans                           --                 --            --            --
                                                     -------          ---------     ---------       -------
   Total Investment Income                                --              1,021        36,028            --
Expenses:
       Mortality and expense risk                        112                 93            58            28
                                                     -------          ---------     ---------       -------
Net investment income (loss)                            (112)               928        35,970           (28)
       Net realized gain (loss)                         (960)              (172)      (34,246)            1
       Change in unrealized
         appreciation (depreciation)
         during the period                           (10,528)            (4,121)         (387)          384
                                                     -------          ---------     ---------       -------
Net increase (decrease) in assets from
  operations                                         (11,600)            (3,365)        1,337           357
                                                     -------          ---------     ---------       -------
Changes from principal transactions:
       Net premiums from policyholders
         and transfers to policy loans                 4,857            212,438       160,410        10,618
       Transfer to policyholders for
         benefits, terminations and
         policy loans                                (75,641)          (228,168)     (172,600)         (122)
       Net transfers between subaccounts                  --                 --            --            --
       Net change in policy loans                         --                 --            --            --
                                                     -------          ---------     ---------       -------
Net increase (decrease) in assets from
  principal transactions                             (70,784)           (15,730)      (12,190)       10,496
                                                     -------          ---------     ---------       -------
Total increase (decrease) in assets                  (82,384)           (19,095)      (10,853)       10,853

Assets, beginning of period                           82,384             19,095        10,853            --
                                                     -------          ---------     ---------       -------
Assets, end of period                                     --                 --            --       $10,853
                                                     =======          =========     =========       =======

                     John Hancock Variable Life Account UV

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                         Sub-Account
                                           --------------------------------------
                                           Mid Cap Growth      Mid Cap Index
                                               Trust               Trust
                                           -------------- ------------------------
                                             Year Ended   Year Ended  Year Ended
                                           Dec. 31/05 +++ Dec. 31/06 Dec. 31/05 ##
                                           -------------- ---------- -------------
Income:
       Dividends                            $    416,087   $  6,921          --
       Interest on policy loans                       --         --          --
                                            ------------   --------    --------
   Total Investment Income                       416,087      6,921          --
Expenses:
       Mortality and expense risk                 22,853         38          11
                                            ------------   --------    --------
Net investment income (loss)                     393,234      6,883         (11)
       Net realized gain (loss)                 (235,563)       464       1,135
       Change in unrealized
         appreciation (depreciation)
         during the period                    (1,108,768)     4,845       8,927
                                            ------------   --------    --------
Net increase (decrease) in assets
  from operations                               (951,097)    12,192      10,051
                                            ------------   --------    --------
Changes from principal transactions:
       Net premiums from
         policyholders and transfers
         to policy loans                         430,953    241,796     131,945
       Transfer to policyholders for
         benefits, terminations and
         policy loans                        (12,117,940)    (7,024)    (10,804)
       Net transfers between
         subaccounts                                  --         --          --
       Net change in policy loans                     --         --          --
                                            ------------   --------    --------
Net increase (decrease) in assets
  from principal transactions                (11,686,987)   234,772     121,141
                                            ------------   --------    --------
Total increase (decrease) in assets          (12,638,084)   246,964     131,192
Assets, beginning of period                   12,638,084    131,192          --
                                            ------------   --------    --------
Assets, end of period                                 --   $378,156    $131,192
                                            ============   ========    ========

--------
+++ Terminated as an investment option and funds transferred to Mid Cap Stock
    Trust on May 2, 2005.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
^   Renamed on May 2, 2005. Formerly knows as Mid Cap Value B Trust.

See accompanying notes.

                                                                            Sub-Account
                                           ----------------------------------------------------------------------------
                                              Mid Cap Stock Trust       Mid Cap Value Trust         Mid Value Trust
                                           -------------------------- ------------------------ -------------------------
                                            Year Ended   Year Ended   Year Ended  Year Ended    Year Ended   Year Ended
                                            Dec. 31/06  Dec. 31/05 ## Dec. 31/06 Dec. 31/05 ##  Dec. 31/06  Dec. 31/05 ^
                                           -----------  ------------- ---------- ------------- -----------  ------------
Income:
       Dividends                           $   605,413            --   $ 2,444           --    $   953,682  $   165,551
       Interest on policy loans                     --            --        --           --             --           --
                                           -----------   -----------   -------     --------    -----------  -----------
   Total Investment Income                     605,413            --     2,444           --        953,682      165,551
Expenses:
       Mortality and expense risk               83,419        50,184        65           28         65,556       63,451
                                           -----------   -----------   -------     --------    -----------  -----------
Net investment income (loss)                   521,994       (50,184)    2,379          (28)       888,126      102,100
       Net realized gain (loss)                346,583       139,399      (723)      (2,042)       645,920      131,960
       Change in unrealized
         appreciation (depreciation)
         during the period                     948,911     2,984,653       198          458        575,429      439,534
                                           -----------   -----------   -------     --------    -----------  -----------
Net increase (decrease) in assets
  from operations                            1,817,488     3,073,868     1,854       (1,612)     2,109,475      673,594
                                           -----------   -----------   -------     --------    -----------  -----------
Changes from principal transactions:
       Net premiums from
         policyholders and transfers
         to policy loans                     1,322,539    12,629,915    15,008       58,497        786,647    1,062,307
       Transfer to policyholders for
         benefits, terminations and
         policy loans                       (1,974,042)   (1,351,760)   (5,825)     (45,829)    (4,852,909)  (1,690,737)
       Net transfers between
         subaccounts                                --            --        --           --             --           --
       Net change in policy loans                   --            --        --           --             --           --
Net increase (decrease) in assets
  from principal transactions                 (651,503)   11,278,155     9,183       12,668     (4,066,262)    (628,430)
                                           -----------   -----------   -------     --------    -----------  -----------
Total increase (decrease) in assets          1,165,985    14,352,023    11,037       11,056     (1,956,787)      45,164

Assets, beginning of period                 14,352,023            --    11,056           --     11,160,724   11,115,560
                                           -----------   -----------   -------     --------    -----------  -----------
Assets, end of period                      $15,518,008   $14,352,023   $22,093     $ 11,056    $ 9,203,937  $11,160,724
                                           ===========   ===========   =======     ========    ===========  ===========

                     John Hancock Variable Life Account UV

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                  Sub-Account
                                              --------------------------------------------------
                                                 Money Market Trust B    Natural Resources Trust
                                              -------------------------  -----------------------
                                               Year Ended   Year Ended   Year Ended  Year Ended
                                               Dec. 31/06  Dec. 31/05 ix Dec. 31/06 Dec. 31/05 ##
                                              -----------  ------------- ---------- -------------
Income:
       Dividends                              $   883,990   $   503,530   $ 29,208          --
       Interest on policy loans                   162,814       162,707         --          --
                                              -----------   -----------   --------    --------
   Total Investment Income                      1,046,804       666,237     29,208          --
Expenses:
       Mortality and expense risk                 104,431       100,559        897         108
                                              -----------   -----------   --------    --------
Net investment income (loss)                      942,373       565,678     28,311        (108)
       Net realized gain (loss)                        --            --        798      (3,680)
       Change in unrealized
         appreciation (depreciation)
         during the period                             --            --      6,348       9,974
                                              -----------   -----------   --------    --------
Net increase (decrease) in assets from
  operations                                      942,373       565,678     35,457       6,186
                                              -----------   -----------   --------    --------
Changes from principal transactions:
       Net premiums from policyholders
         and transfers to policy loans          8,853,905     9,112,054    186,009     177,417
       Transfer to policyholders for
         benefits, terminations and
         policy loans                          (7,954,671)   (8,621,625)   (35,562)    (76,974)
       Net transfers between subaccounts               --            --         --          --
       Net change in policy loans                  45,492        33,021         --          --
                                              -----------   -----------   --------    --------
Net increase (decrease) in assets from
  principal transactions                          944,726       523,450    150,447     100,443
                                              -----------   -----------   --------    --------
Total increase (decrease) in assets             1,887,099     1,089,128    185,904     106,629

Assets, beginning of period                    20,448,611    19,359,483    106,629          --
                                              -----------   -----------   --------    --------
Assets, end of period                         $22,335,710   $20,448,611   $292,533    $106,629
                                              ===========   ===========   ========    ========

--------
ix  Renamed on May 2, 2005. Formerly known as Money Market Trust.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
^^  Renamed on May 2, 2005. Formerly known as Overseas Equity B Trust.

See accompanying notes.

                                                                              Sub-Account
                                              -----------------------------------------------------------------------------
                                                Overseas Equity Trust       Pacific Rim Trust     Quantitative All Cap Trust
                                              -------------------------  -----------------------  -------------------------
                                               Year Ended   Year Ended   Year Ended  Year Ended   Year Ended   Year Ended
                                               Dec. 31/06  Dec. 31/05 ^^ Dec. 31/06 Dec. 31/05 ## Dec. 31/06  Dec. 31/05 ##
                                              -----------  ------------- ---------- ------------- ----------  -------------
Income:
       Dividends                              $ 1,830,389   $   991,734  $   1,109          --      $  235        $ 27
       Interest on policy loans                        --            --         --          --          --          --
                                              -----------   -----------  ---------     -------      ------        ----
   Total Investment Income                      1,830,389       991,734      1,109          --         235          27
Expenses:
       Mortality and expense risk                 250,650       205,952          2          --          --          --
                                              -----------   -----------  ---------     -------      ------        ----
Net investment income (loss)                    1,579,739       785,782      1,107          --         235          27
       Net realized gain (loss)                   370,182       228,777     (1,471)         57         (25)         --
       Change in unrealized
         appreciation (depreciation)
         during the period                      5,648,018     5,023,275     (3,806)      6,573         142         (28)
                                              -----------   -----------  ---------     -------      ------        ----
Net increase (decrease) in assets from
  operations                                    7,597,939     6,037,834     (4,170)      6,630         352          (1)
                                              -----------   -----------  ---------     -------      ------        ----
Changes from principal transactions:
       Net premiums from policyholders
         and transfers to policy loans          1,105,639     1,013,912    110,626      55,635       3,856         467
       Transfer to policyholders for
         benefits, terminations and
         policy loans                          (1,433,754)   (2,036,549)  (129,556)     (1,692)       (784)        (56)
       Net transfers between subaccounts               --            --         --          --          --          --
       Net change in policy loans                      --            --         --          --          --          --
                                              -----------   -----------  ---------     -------      ------        ----
Net increase (decrease) in assets from
  principal transactions                         (328,115)   (1,022,637)   (18,930)     53,943       3,072         411
                                              -----------   -----------  ---------     -------      ------        ----
Total increase (decrease) in assets             7,269,824     5,015,197    (23,100)     60,573       3,424         410

Assets, beginning of period                    39,985,984    34,970,787     60,573          --         410          --
                                              -----------   -----------  ---------     -------      ------        ----
Assets, end of period                         $47,255,808   $39,985,984  $  37,473     $60,573      $3,834        $410
                                              ===========   ===========  =========     =======      ======        ====

                     John Hancock Variable Life Account UV

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                              Sub-Account
                                              ------------------------------------------
                                                Quantitative Mid Cap   Quantitative Value
                                                       Trust                 Trust
                                              -----------------------  ------------------
                                              Year Ended  Year Ended       Year Ended
                                              Dec. 31/06 Dec. 31/05 ##   Dec. 31/06 (p)
                                              ---------- ------------- ------------------
Income:
       Dividends                               $  5,870        --             $  1
       Interest on policy loans                      --        --               --
                                               --------      ----             ----
   Total Investment Income                        5,870        --                1
Expenses:
       Mortality and expense risk                     7        --               --
                                               --------      ----             ----
Net investment income (loss)                      5,863        --                1
       Net realized gain (loss)                    (130)       --                1
       Change in unrealized
         appreciation (depreciation)
         during the period                       (6,143)       (2)               4
                                               --------      ----             ----
Net increase (decrease) in assets from
  operations                                       (410)       (2)               6
                                               --------      ----             ----
Changes from principal transactions:
       Net premiums from policyholders
         and transfers to policy loans           35,546       292              111
       Transfer to policyholders for
         benefits, terminations and
         policy loans                           (11,607)       --              (59)
       Net transfers between subaccounts             --        --               --
       Net change in policy loans                    --        --               --
                                               --------      ----             ----
Net increase (decrease) in assets from
  principal transactions                         23,939       292               52
                                               --------      ----             ----
Total increase (decrease) in assets              23,529       290               58

Assets, beginning of period                         290        --               --
                                               --------      ----             ----
Assets, end of period                          $ 23,819      $290             $ 58
                                               ========      ====             ====

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
(p) Fund available in prior year but no activity.
^ Terminated as an investment option and funds transferred to Real Estate Securities Trust on May 2, 2005.

See accompanying notes.

                                                                           Sub-Account
                                              ---------------------------------------------------------------------
                                              Real Estate Equity   Real Estate Securities
                                                    Trust                  Trust             Real Return Bond Trust
                                              ------------------ -------------------------  -----------------------
                                                  Year Ended      Year Ended   Year Ended   Year Ended  Year Ended
                                                 Dec. 31/05 ^     Dec. 31/06  Dec. 31/05 ## Dec. 31/06 Dec. 31/05 ##
                                              ------------------ -----------  ------------- ---------- -------------
Income:
       Dividends                                 $  1,054,194    $ 4,422,889            --   $ 4,100           --
       Interest on policy loans                        (6,052)        79,349        37,406        --           --
                                                 ------------    -----------   -----------   -------      -------
   Total Investment Income                          1,048,142      4,502,238        37,406     4,100           --
Expenses:
       Mortality and expense risk                      35,993        139,678        82,787       478           93
                                                 ------------    -----------   -----------   -------      -------
Net investment income (loss)                        1,012,149      4,362,560       (45,381)    3,622          (93)
       Net realized gain (loss)                     2,293,734        652,870       150,954       (55)          (1)
       Change in unrealized
         appreciation (depreciation)
         during the period                         (3,607,234)     2,714,221     2,451,195    (3,587)          13
                                                 ------------    -----------   -----------   -------      -------
Net increase (decrease) in assets from
  operations                                         (301,351)     7,729,651     2,556,768       (20)         (81)
                                                 ------------    -----------   -----------   -------      -------
Changes from principal transactions:
       Net premiums from policyholders
         and transfers to policy loans              1,674,439      2,075,538    21,919,470    15,181       83,192
       Transfer to policyholders for
         benefits, terminations and
         policy loans                             (20,656,245)    (4,983,442)   (3,233,141)   (1,851)        (255)
       Net transfers between subaccounts                   --             --            --        --           --
       Net change in policy loans                    (661,428)       195,594       703,604        --           --
                                                 ------------    -----------   -----------   -------      -------
Net increase (decrease) in assets from
  principal transactions                          (19,643,234)    (2,712,310)   19,389,933    13,330       82,937
                                                 ------------    -----------   -----------   -------      -------
Total increase (decrease) in assets               (19,944,585)     5,017,341    21,946,701    13,310       82,856

Assets, beginning of period                        19,944,585     21,946,701            --    82,856           --
                                                 ------------    -----------   -----------   -------      -------
Assets, end of period                                      --    $26,964,042   $21,946,701   $96,166      $82,856
                                                 ============    ===========   ===========   =======      =======

                     John Hancock Variable Life Account UV

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                 Sub-Account
                                              ------------------------------------------------
                                                Science & Technology       Short-Term Bond
                                                       Trust                    Trust
                                              -----------------------  -----------------------
                                              Year Ended  Year Ended   Year Ended   Year Ended
                                              Dec. 31/06 Dec. 31/05 ## Dec. 31/06   Dec. 31/05
                                              ---------- ------------- ----------  -----------
Income:
       Dividends                                     --          --    $  222,044  $   102,393
       Interest on policy loans                      --          --            --           --
                                               --------     -------    ----------  -----------
   Total Investment Income                           --          --       222,044      102,393
Expenses:
       Mortality and expense risk                   217          35        10,392       10,261
                                               --------     -------    ----------  -----------
Net investment income (loss)                       (217)        (35)      211,652       92,132
       Net realized gain (loss)                     (12)          3       (13,474)       7,814
       Change in unrealized
         appreciation (depreciation)
         during the period                        5,593       1,476        80,754       27,845
                                               --------     -------    ----------  -----------
Net increase (decrease) in assets from
  operations                                      5,364       1,444       278,932      127,791
                                               --------     -------    ----------  -----------
Changes from principal transactions:
       Net premiums from policyholders
         and transfers to policy loans           38,643      36,372       403,409      670,311
       Transfer to policyholders for
         benefits, terminations and
         policy loans                           (15,233)        (89)     (574,427)  (1,265,329)
       Net transfers between subaccounts             --          --            --           --
       Net change in policy loans                    --          --            --           --
                                               --------     -------    ----------  -----------
Net increase (decrease) in assets from
  principal transactions                         23,410      36,283      (171,018)    (595,018)
                                               --------     -------    ----------  -----------
Total increase (decrease) in assets              28,774      37,727       107,914     (467,227)

Assets, beginning of period                      37,727          --     6,415,044    6,882,271
                                               --------     -------    ----------  -----------
Assets, end of period                          $ 66,501     $37,727    $6,522,958  $ 6,415,044
                                               ========     =======    ==========  ===========

--------
## Reflects the period from commencement of operations on May 2, 2005 through
   December 31, 2005.
^  Renamed on May 2, 2005. Formerly known as Small Cap Emerging Growth Trust.

See accompanying notes.

                                                                              Sub-Account
                                              ---------------------------------------------------------------------------
                                                  Small Cap Growth           Small Cap Index      Small Cap Opportunities
                                                        Trust                     Trust                    Trust
                                              ------------------------  ------------------------  -----------------------
                                               Year Ended   Year Ended  Year Ended   Year Ended   Year Ended  Year Ended
                                               Dec. 31/06  Dec. 31/05 ^ Dec. 31/06  Dec. 31/05 ## Dec. 31/06 Dec. 31/05 ##
                                              -----------  ------------ ----------  ------------- ---------- -------------
Income:
       Dividends                                       --  $   232,151  $   38,900          --     $   147           --
       Interest on policy loans                        --           --          --          --          --           --
                                              -----------  -----------  ----------    --------     -------     --------
   Total Investment Income                             --      232,151      38,900          --         147           --
Expenses:
       Mortality and expense risk                  65,924       55,907       6,185         263          --           --
                                              -----------  -----------  ----------    --------     -------     --------
Net investment income (loss)                      (65,924)     176,244      32,715        (263)        147           --
       Net realized gain (loss)                   577,839      665,870       4,645         332          97       (1,859)
       Change in unrealized
         appreciation (depreciation)
         during the period                        867,700      743,132     107,484      17,417         218           45
                                              -----------  -----------  ----------    --------     -------     --------
Net increase (decrease) in assets from
  operations                                    1,379,615    1,585,246     144,844      17,486         462       (1,814)
                                              -----------  -----------  ----------    --------     -------     --------
Changes from principal transactions:
       Net premiums from policyholders
         and transfers to policy loans          1,815,052    1,790,318   1,286,420     185,465       9,093       38,322
       Transfer to policyholders for
         benefits, terminations and
         policy loans                          (2,366,001)  (1,667,637)    (18,944)    (14,414)     (4,264)     (34,879)
       Net transfers between subaccounts               --           --          --          --          --           --
       Net change in policy loans                      --           --          --          --          --           --
Net increase (decrease) in assets from
  principal transactions                         (550,949)     122,681   1,267,476     171,051       4,829        3,443
                                              -----------  -----------  ----------    --------     -------     --------
Total increase (decrease) in assets               828,666    1,707,927   1,412,320     188,537       5,291        1,629

Assets, beginning of period                    11,082,081    9,374,154     188,537          --       1,629           --
                                              -----------  -----------  ----------    --------     -------     --------
Assets, end of period                         $11,910,747  $11,082,081  $1,600,857    $188,537     $ 6,920     $  1,629
                                              ===========  ===========  ==========    ========     =======     ========

                     John Hancock Variable Life Account UV

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                Sub-Account
                                              ------------------------------------------------
                                                  Small Cap Trust       Small Cap Value Trust
                                              ------------------------ -----------------------
                                              Year Ended  Year Ended   Year Ended  Year Ended
                                              Dec. 31/06 Dec. 31/05 ## Dec. 31/06  Dec. 31/05
                                              ---------- ------------- ----------  ----------
Income:
       Dividends                               $   281         --      $  214,947  $   14,522
       Interest on policy loans                     --         --              --          --
                                               -------       ----      ----------  ----------
   Total Investment Income                         281         --         214,947      14,522
Expenses:
       Mortality and expense risk                   --         --           3,224       2,921
                                               -------       ----      ----------  ----------
Net investment income (loss)                       281         --         211,723      11,601
       Net realized gain (loss)                   (361)        (1)         12,606      77,289
       Change in unrealized
         appreciation (depreciation)
         during the period                          49          6         (10,090)      1,320
                                               -------       ----      ----------  ----------
Net increase (decrease) in assets from
  operations                                       (31)         5         214,239      90,210
                                               -------       ----      ----------  ----------
Changes from principal transactions:
       Net premiums from policyholders
         and transfers to policy loans           5,234        711         438,367     576,602
       Transfer to policyholders for
         benefits, terminations and
         policy loans                           (2,977)       (80)       (309,914)   (446,479)
       Net transfers between subaccounts            --         --              --          --
       Net change in policy loans                   --         --              --          --
                                               -------       ----      ----------  ----------
Net increase (decrease) in assets from
  principal transactions                         2,257        631         128,453     130,123
                                               -------       ----      ----------  ----------
Total increase (decrease) in assets              2,226        636         342,692     220,333

Assets, beginning of period                        636         --       1,064,252     843,919
                                               -------       ----      ----------  ----------
Assets, end of period                          $ 2,862       $636      $1,406,944  $1,064,252
                                               =======       ====      ==========  ==========

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                          Sub-Account
                                           -------------------------------------------------------------------------
                                                Small Company              Strategic                Strategic
                                                 Value Trust               Bond Trust              Income Trust
                                           ------------------------ ------------------------ ------------------------
                                           Year Ended  Year Ended   Year Ended  Year Ended   Year Ended  Year Ended
                                           Dec. 31/06 Dec. 31/05 ## Dec. 31/06 Dec. 31/05 ## Dec. 31/06 Dec. 31/05 ##
                                           ---------- ------------- ---------- ------------- ---------- -------------
Income:
       Dividends                            $  7,227          --     $ 12,666         --      $    77     $      9
       Interest on policy loans                   --          --           --         --           --           --
                                            --------    --------     --------     ------      -------     --------
   Total Investment Income                     7,227          --       12,666         --           77            9
Expenses:
       Mortality and expense risk                 21           2           70         --           --           --
                                            --------    --------     --------     ------      -------     --------
Net investment income (loss)                   7,206          (2)      12,596         --           77            9
       Net realized gain (loss)               (1,310)     (1,363)        (277)        --            2         (520)
       Change in unrealized
         appreciation (depreciation)
         during the period                    (2,512)          5        2,362         21          (26)          (7)
                                            --------    --------     --------     ------      -------     --------
Net increase (decrease) in assets
  from operations                              3,384      (1,360)      14,681         21           53         (518)
                                            --------    --------     --------     ------      -------     --------
Changes from principal transactions:
       Net premiums from
         policyholders and transfers
         to policy loans                      67,041      49,623      335,723      3,839        3,270       47,873
       Transfer to policyholders for
         benefits, terminations and
         policy loans                        (12,476)    (47,886)     (98,572)      (358)      (1,010)     (47,126)
       Net transfers between
         subaccounts                              --          --           --         --           --           --
       Net change in policy loans                 --          --           --         --           --           --
                                            --------    --------     --------     ------      -------     --------
Net increase (decrease) in assets
  from principal transactions                 54,565       1,737      237,151      3,481        2,260          747
                                            --------    --------     --------     ------      -------     --------
Total increase (decrease) in assets           57,949         377      251,832      3,502        2,313          229

Assets, beginning of period                      377          --        3,502         --          229           --
                                            --------    --------     --------     ------      -------     --------
Assets, end of period                       $ 58,326    $    377     $255,334     $3,502      $ 2,542     $    229
                                            ========    ========     ========     ======      =======     ========

                     John Hancock Variable Life Account UV

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                               Sub-Account
                                              ---------------------------------------------
                                                                           Total Return Bond
                                                 Strategic Value Trust           Trust
                                              ---------------------------- -----------------
                                                Year Ended    Year Ended      Year Ended
                                              Dec. 31/06 (o) Dec. 31/05 ##   Dec. 31/05 ^^
                                              -------------- ------------- -----------------
Income:
       Dividends                                 $   293            --         $   2,541
       Interest on policy loans                       --            --                --
                                                 -------         -----         ---------
   Total Investment Income                           293            --             2,541
Expenses:
       Mortality and expense risk                     --            --               107
                                                 -------         -----         ---------
Net investment income (loss)                         293            --             2,434
       Net realized gain (loss)                     (196)           (1)             (775)
       Change in unrealized
         appreciation (depreciation)
         during the period                            (3)            3              (324)
                                                 -------         -----         ---------
Net increase (decrease) in assets from
  operations                                          94             2             1,335
                                                 -------         -----         ---------
Changes from principal transactions:
       Net premiums from policyholders
         and transfers to policy loans             1,471           421            59,707
       Transfer to policyholders for
         benefits, terminations and
         policy loans                             (1,809)         (179)         (128,924)
       Net transfers between subaccounts              --            --                --
       Net change in policy loans                     --            --                --
                                                 -------         -----         ---------
Net increase (decrease) in assets from
  principal transactions                            (338)          242           (69,217)
                                                 -------         -----         ---------
Total increase (decrease) in assets                 (244)          244           (67,882)

Assets, beginning of period                          244            --            67,882
                                                 -------         -----         ---------
Assets, end of period                                 --         $ 244                --
                                                 =======         =====         =========

--------
(o) Terminated as investment option and funds transferred to Large Cap Value Trust on December 4, 2006.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
^^ Terminated as an investment option and funds transferred to Total Return Trust on May 2, 2005.

See accompanying notes.

                                                                            Sub-Account
                                              ----------------------------------------------------------------------
                                                    Total Return       Total Stock Market Index  Turner Core Growth
                                                       Trust                    Trust                   Trust
                                              ------------------------ ------------------------ ---------------------
                                              Year Ended  Year Ended   Year Ended  Year Ended   Year Ended Year Ended
                                              Dec. 31/06 Dec. 31/05 ## Dec. 31/06 Dec. 31/05 ## Dec. 31/06 Dec. 31/05
                                              ---------- ------------- ---------- ------------- ---------- ----------
Income:
       Dividends                               $  9,512          --    $   9,607            --   $ 25,079   $  1,809
       Interest on policy loans                      --          --           --            --         --         --
                                               --------    --------    ---------   -----------   --------   --------
   Total Investment Income                        9,512          --        9,607            --     25,079      1,809
Expenses:
       Mortality and expense risk                   494         183        1,440         1,510      1,176        803
                                               --------    --------    ---------   -----------   --------   --------
Net investment income (loss)                      9,018        (183)       8,167        (1,510)    23,903      1,006
       Net realized gain (loss)                     (74)        338       12,308        31,473     22,256      4,579
       Change in unrealized
         appreciation (depreciation)
         during the period                        3,396       1,457       72,081        52,429     (2,382)    36,206
                                               --------    --------    ---------   -----------   --------   --------
Net increase (decrease) in assets from
  operations                                     12,340       1,612       92,556        82,392     43,777     41,791
                                               --------    --------    ---------   -----------   --------   --------
Changes from principal transactions:
       Net premiums from policyholders
         and transfers to policy loans          310,335     180,988      196,173     1,580,672    165,937    232,279
       Transfer to policyholders for
         benefits, terminations and
         policy loans                           (87,810)    (62,877)    (140,853)   (1,078,128)   (91,539)   (35,173)
       Net transfers between subaccounts             --          --           --            --         --         --
       Net change in policy loans                    --          --           --            --         --         --
                                               --------    --------    ---------   -----------   --------   --------
Net increase (decrease) in assets from
  principal transactions                        222,525     118,111       55,320       502,544     74,398    197,106
                                               --------    --------    ---------   -----------   --------   --------
Total increase (decrease) in assets             234,865     119,723      147,876       584,936    118,175    238,897

Assets, beginning of period                     119,723          --      584,936            --    454,220    215,323
                                               --------    --------    ---------   -----------   --------   --------
Assets, end of period                          $354,588    $119,723    $ 732,812   $   584,936   $572,395   $454,220
                                               ========    ========    =========   ===========   ========   ========

                    \John Hancock Variable Life Account UV

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                   Sub-Account
                                              -------------------------------------------------------
                                                       U.S. Core           U.S. Global Leaders Growth
                                                         Trust                      Trust
                                              ---------------------------- --------------------------
                                                Year Ended    Year Ended   Year Ended   Year Ended
                                              Dec. 31/06 (i) Dec. 31/05 ## Dec. 31/06  Dec. 31/05 ##
                                              -------------- ------------- ----------  -------------
Income:
       Dividends                                  $  108             --    $   1,057      $   919
       Interest on policy loans                       --             --           --           --
                                                  ------       --------    ---------      -------
   Total Investment Income                           108             --        1,057          919
Expenses:
       Mortality and expense risk                     --             --           --           --
                                                  ------       --------    ---------      -------
Net investment income (loss)                         108             --        1,057          919
       Net realized gain (loss)                      (37)           (59)      (7,109)           7
       Change in unrealized
         appreciation (depreciation)
         during the period                            50             17        1,881       (1,562)
                                                  ------       --------    ---------      -------
Net increase (decrease) in assets from
  operations                                         121            (42)      (4,171)        (636)
                                                  ------       --------    ---------      -------
Changes from principal transactions:
       Net premiums from policyholders
         and transfers to policy loans             1,495         60,130      134,320       49,364
       Transfer to policyholders for
         benefits, terminations and
         policy loans                               (719)       (59,257)    (161,823)        (640)
       Net transfers between subaccounts              --             --           --           --
       Net change in policy loans                     --             --           --           --
                                                  ------       --------    ---------      -------
Net increase (decrease) in assets from
  principal transactions                             776            873      (27,503)      48,724
                                                  ------       --------    ---------      -------
Total increase (decrease) in assets                  897            831      (31,674)      48,088

Assets, beginning of period                          831             --       48,088           --
                                                  ------       --------    ---------      -------
Assets, end of period                             $1,728       $    831    $  16,414      $48,088
                                                  ======       ========    =========      =======

--------
(i) Renamed on May 1, 2006. Formerly known as Growth & Income Trust.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                                                                            Sub-Account
                                              -----------------------------------------------------------------------
                                                 U.S. Government
                                                Securities Trust      U.S. Large Cap Trust       Utilities Trust
                                              --------------------- ------------------------ ------------------------
                                              Year Ended Year Ended Year Ended  Year Ended   Year Ended  Year Ended
                                              Dec. 31/06 Dec. 31/05 Dec. 31/06 Dec. 31/05 ## Dec. 31/06 Dec. 31/05 ##
                                              ---------- ---------- ---------- ------------- ---------- -------------
Income:
       Dividends                                $   68        --    $       1        --       $ 17,879          --
       Interest on policy loans                     --        --           --        --             --          --
                                                ------      ----    ---------      ----       --------    --------
   Total Investment Income                          68        --            1        --         17,879          --
Expenses:
       Mortality and expense risk                   --        --            8        --            733         103
                                                ------      ----    ---------      ----       --------    --------
Net investment income (loss)                        68        --           (7)       --         17,146        (103)
       Net realized gain (loss)                    (15)       --        7,134        --            102           5
       Change in unrealized
         appreciation (depreciation)
         during the period                          15        --           28         2         19,392       5,815
                                                ------      ----    ---------      ----       --------    --------
Net increase (decrease) in assets from
  operations                                        68        --        7,155         2         36,640       5,717
                                                ------      ----    ---------      ----       --------    --------
Changes from principal transactions:
       Net premiums from policyholders
         and transfers to policy loans           2,793        39      176,604        87         29,060     109,341
       Transfer to policyholders for
         benefits, terminations and
         policy loans                             (778)      (18)    (183,189)      (28)        (1,391)       (539)
       Net transfers between subaccounts            --        --           --        --             --          --
       Net change in policy loans                   --        --           --        --             --          --
                                                ------      ----    ---------      ----       --------    --------
Net increase (decrease) in assets from
  principal transactions                         2,015        21       (6,585)       59         27,669     108,802
                                                ------      ----    ---------      ----       --------    --------
Total increase (decrease) in assets              2,083        21          570        61         64,309     114,519

Assets, beginning of period                         21        --           61        --        114,519          --
                                                ------      ----    ---------      ----       --------    --------
Assets, end of period                           $2,104      $ 21    $     631      $ 61       $178,828    $114,519
                                                ======      ====    =========      ====       ========    ========

                     John Hancock Variable Life Account UV

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                            Sub-Account
                                                       ----------------------------------------------------
                                                             Value Trust                   Total
                                                       ------------------------ ---------------------------
                                                       Year Ended  Year Ended    Year Ended     Year Ended
                                                       Dec. 31/06 Dec. 31/05 ##  Dec. 31/06     Dec. 31/05
                                                       ---------- ------------- ------------  -------------
Income:
       Dividends                                             --         --      $ 38,102,199  $  21,424,062
       Interest on policy loans                              --         --         4,974,400      4,674,122
                                                         ------        ---      ------------  -------------
   Total Investment Income                                   --         --        43,076,599     26,098,184
Expenses:
       Mortality and expense risk                            --         --         4,366,113      4,106,686
                                                         ------        ---      ------------  -------------
Net investment income (loss)                                 --         --        38,710,486     21,991,498
       Net realized gain (loss)                               3         --         1,003,815     (3,238,407)
       Change in unrealized appreciation
         (depreciation) during the period                   624         --        54,612,399     30,501,038
                                                         ------        ---      ------------  -------------
Net increase (decrease) in assets from operations           627         --        94,326,700     49,254,129
                                                         ------        ---      ------------  -------------
Changes from principal transactions:
       Net premiums from policyholders and
         transfers to policy loans                        5,919         17        75,291,390    241,823,161
       Transfer to policyholders for benefits,
         terminations and policy loans                     (278)        --       (98,635,951)  (258,898,048)
       Net transfers between subaccounts                     --         --
       Net change in policy loans                            --         --         1,088,631      1,522,527
                                                         ------        ---      ------------  -------------
Net increase (decrease) in assets from principal
  transactions                                            5,641         17       (22,255,930)   (15,552,360)
                                                         ------        ---      ------------  -------------
Total increase (decrease) in assets                       6,268         17        72,070,770     33,701,769

Assets, beginning of period                                  17         --       834,783,850    801,082,081
                                                         ------        ---      ------------  -------------
Assets, end of period                                    $6,285        $17      $906,854,620  $ 834,783,850
                                                         ======        ===      ============  =============

--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

                     John Hancock Variable Life Account UV

                         Notes to Financial Statements

                               December 31, 2006

1. Organization

John Hancock Variable Life Account UV (the "Account") is a separate investment account of John Hancock Life Insurance Company (the "Company" or JHLICO). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the "Act") and has seventy-seven active investment sub-accounts. Each investment sub-account invests solely in shares of a particular John Hancock Trust (the "Trust") portfolio or of other outside investment trusts. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under variable life contracts (the "Contracts") issued by the Company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

As the result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

Previous Name                    New Name                        Effective Date
-------------                    --------                        ------------
Growth & Income Trust            U.S. Core Trust                 May 1, 2006
Growth & Income II Trust         Growth & Income Trust           May 1, 2006
International Stock Trust        International Core Trust        May 1, 2006
Lifestyle Balanced 640 Trust     Lifestyle Balanced Trust        May 1, 2006
Lifestyle Moderate 460 Trust     Lifestyle Moderate Trust        May 1, 2006
Lifestyle Aggressive 1000 Trust  Lifestyle Aggressive Trust      May 1, 2006
Lifestyle Growth 820 Trust       Lifestyle Growth Trust          May 1, 2006
Lifestyle Conservative 280 Trust Lifestyle Conservative Trust    May 1, 2006

                     John Hancock Variable Life Account UV

Effective May 1, 2006, the following sub-account of the Account was terminated as an investment option and the fund was transferred to an existing sub-account as follows:

Terminated                               Fund Transferred To
----------                               -------------------
Large Cap Growth Trust Series 0          Capital Appreciation Trust

Effective December 4, 2006, the following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-accounts as follows:

Terminated                               Funds Transferred To
----------                               --------------------
Mid Cap Core Trust                       Mid Cap Index Trust
Strategic Value Trust                    Large Cap Value Trust Series 0

2. Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company's general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company's general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3. Mortality and Expense Risks Charge

JHLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from 0% to 0.625%, depending on the type of policy, of net assets (excluding policy loans and policies for which no mortality and expense risk

                     John Hancock Variable Life Account UV
is charged) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

4. Policy Loans

Policy loans represent outstanding loans plus accrued interest. Interest is accrued and compounded daily (net of a charge for policy loan administration determined at an annual rate of 0.75% of the aggregate amount of policyholder indebtedness in policy years 1-20 and 0.25% thereafter).

5. Federal Income Taxes

The operations of the Account are included in the federal income tax return of JHLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

6. Contract Charges

In the event of a surrender by a contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with the underwriting and issuing of the Contract. Additionally, each month a deduction consisting of an administration charge is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

JHLICO deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account.

                     John Hancock Variable Life Account UV

7. Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2006 were as follows:

                                                         Purchases     Sales
                                                        ----------- -----------
Sub-accounts:
   500 Index Trust B                                    $ 4,615,301 $ 5,277,812
   Active Bond Trust                                      4,654,090   5,475,310
   All Asset Trust                                            4,621         688
   All Cap Growth Trust                                       6,386       1,849
   All Cap Core Trust                                        15,936     221,616
   All Cap Value Trust                                      150,755       2,129
   American Blue Chip Income & Growth Trust                   3,729       1,502
   American Bond Trust                                          130          54
   American Growth Trust                                    389,755      13,220
   American Growth-Income Trust                              52,999       7,081
   American International Trust                             161,756      68,078
   Blue Chip Growth Trust                                 2,500,799   4,617,131
   Bond Index Trust B                                     2,100,391     655,428
   Brandes International Equity Trust                       964,222     207,672
   Business Opportunity Value Trust                          25,866       2,613
   Capital Appreciation Trust                            31,326,888   1,099,991
   Classic Value Trust                                      316,886     247,524
   Core Equity Trust                                          5,254       1,034
   CSI Equity Trust                                         592,401      68,503
   Dynamic Growth Trust                                       5,171       1,892
   Emerging Growth Trust                                    139,661       1,227
   Emerging Small Company Trust                               4,400         742
   Equity-Income Trust                                    5,089,945   2,856,162
   Financial Services Trust                                 107,192       7,744
   Frontier Capital Appreciation Trust                      658,630      96,320
   Fundamental Value Trust Series 0                          20,779       4,464
   Global Bond Trust Series 0                               372,099     457,841
   Global Trust                                             119,046      53,229
   Growth & Income Trust                                 17,767,714  16,332,990
   Health Sciences Trust Series 0                           164,352      49,279
   High Yield Trust                                         219,439     166,617
   International Core Trust                                  76,384      16,272
   International Equity Index Trust B                     4,114,684   2,313,751
   International Opportunities Trust                         48,746       1,957
   International Small Cap Trust                             76,963       2,385
   International Value Trust                                155,580       6,885
   Investment Quality Bond Trust                             36,126       5,225
   Large Cap Growth Trust Series 0                          714,960  30,970,232

                     John Hancock Variable Life Account UV

                                                      Purchases      Sales
                                                     ------------ ------------
     Large Cap Trust                                 $      5,467 $      4,353
     Large Cap Value Trust Series 0                       168,260      192,790
     Lifestyle Aggressive Trust                           406,545       13,201
     Lifestyle Balanced Trust                           2,336,013      102,185
     Lifestyle Conservative Trust                          10,029          100
     Lifestyle Growth Trust                             2,225,049      297,247
     Lifestyle Moderate Trust                              72,745        7,374
     Managed Trust                                      9,870,890    9,128,065
     Mid Cap Index Trust                                  245,744        4,088
     Mid Cap Stock Trust                                1,423,907    1,553,415
     Mid Cap Value Trust                                   15,946        4,382
     Mid Cap Core Trust                                   194,668      170,889
     Mid Value Trust                                    1,596,545    4,774,681
     Money Market Trust B                               6,795,369    4,953,761
     Natural Resources Trust                              219,505       40,747
     Overseas Equity Trust                              2,617,955    1,366,330
     Pacific Rim Trust                                    111,620      129,444
     Quantitative All Cap Trust                             3,855          547
     Quantitative Mid Cap Trust                            30,155          354
     Quantitative Value Trust                                 108           55
     Real Estate Securities Trust                       5,819,824    4,365,169
     Real Return Bond Trust                                19,084        2,133
     Science & Technology Trust                            38,355       15,162
     Short-Term Bond Trust                                561,617      520,982
     Small Cap Growth Trust                             1,286,496    1,903,368
     Small Cap Index Trust                              1,325,169       24,978
     Small Cap Opportunities Trust                          6,212        1,236
     Small Cap Trust                                        4,851        2,313
     Small Cap Value Trust                                499,390      159,216
     Small Company Value Trust                             74,227       12,455
     Strategic Bond Trust                                 257,992        8,246
     Strategic Income Trust                                 3,025          686
     Strategic Value Trust                                  1,651        1,695
     Total Return Trust                                   243,564       12,019
     Total Stock Market Index Trust                       156,922       93,434
     Turner Core Growth Trust                             189,586       91,285
     U.S. Core Trust                                        1,401          516
     U.S. Global Leaders Growth Trust                      86,107      112,552
     U.S. Government Securities Trust                       2,937          854
     U.S. Large Cap Trust                                 176,400      182,992
     Utilities Trust                                       46,820        2,006
     Value Trust                                            5,920          278
                                                     ------------ ------------
                                                     $116,937,961 $101,572,032
                                                     ============ ============

                     John Hancock Variable Life Account UV

8. Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHLICO, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHLICO has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months' notice. Under this Agreement, JHLICO pays for legal, actuarial, investment and certain other administrative services.

Certain officers of the Account are officers and directors of JHLICO or the Trust.

The majority of the investments held by the Account are invested in the Trust (Note 1).

Mortality and expense risk charges, as described in Note 3, are paid to JHLICO.

9. Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the separate account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. JHLICO believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

                     John Hancock Variable Life Account UV

10. Financial Highlights

                                                                         Sub-Account
                                   --------------------------------------------------------------------------------------
                                                                      500 Index Trust B
                                   --------------------------------------------------------------------------------------
                                      Year Ended       Year Ended       Year Ended       Year Ended        Year Ended
                                      Dec. 31/06      Dec. 31/05 ^      Dec. 31/04       Dec. 31/03        Dec. 31/02
                                   ----------------  --------------  ---------------  ---------------  ------------------
Units, end of year (000s)                     4,307           4,369            4,378            3,780               3,170
                                   ================  ==============  ===============  ===============  ==================
Unit Fair Value                    $ 21.08 to 25.20  18.25 to 21.81   19.74 to 20.84   18.82 to 17.94      15.15 to 12.69

Assets, end of year $(000s)                 101,911          89,969           86,631           67,938              44,614

Investment income ratio*                       1.13%           0.47%            1.86%            3.11%               1.39%
Expense ratio, lowest to highest**    0.00% to 0.63%  0.00% to 0.63%   0.00% to 0.63%   0.00% to 0.63%      0.00% to 0.63%
Total return, lowest to highest***  14.85% to 15.56%  4.00% to 6.52% 10.01% to 10.70% 27.63% to 28.42% (20.23)% to (8.95)%

--------
^  Renamed on May 2, 2005. Formerly known as Equity Index Trust.

                                                                    Sub-Account
                                   -----------------------------------------------------------------------------
                                                                 Active Bond Trust
                                   -----------------------------------------------------------------------------
                                     Year Ended      Year Ended     Year Ended      Year Ended      Year Ended
                                     Dec. 31/06      Dec. 31/05     Dec. 31/04      Dec. 31/03      Dec. 31/02
                                   --------------  -------------  --------------  --------------  --------------
Units, end of year (000s)                   1,627          1,664           1,689           1,930           1,945
                                   ==============  =============  ==============  ==============  ==============
Unit Fair Value $                  08.38 to 43.05  8.05 to 41.17  18.99 to 40.14  38.32 to 18.24  35.78 to 14.75

Assets, end of year $(000s)               116,697        115,744         115,915         119,779         119,310

Investment income ratio*                     2.75%          1.29%           3.04%           3.93%           4.67%
Expense ratio, lowest to highest**  0.00% to 0.63% 0.00% to 0.63%  0.00% to 0.63%  0.00% to 0.63%  0.00% to 0.63%
Total return, lowest to highest***  3.90% to 4.54% 0.98% to 2.55%  4.10% to 4.75%  5.81% to 6.48%  5.97% to 6.55%

                     John Hancock Variable Life Account UV

10. Financial Highlights

                                             Sub-Account
                                   ------------------------------
                                           All Asset Trust
                                   ------------------------------
                                     Year Ended      Year Ended
                                     Dec. 31/06     Dec. 31/05 ##
                                   --------------  --------------
Units, end of year (000s)                       4               4
                                   ==============  ==============
Unit Fair Value $                  10.85 to 10.97  10.46 to 10.51

Assets, end of year $(000s)                    41              37

Investment income ratio*                     5.09%           4.61%
Expense ratio, lowest to highest**  0.00% to 0.63%  0.00% to 0.63%
Total return, lowest to highest***  3.71% to 4.36%  4.64% to 5.08%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                              Sub-Account
                                   --------------------------------
                                          All Cap Core Trust
                                   --------------------------------
                                      Year Ended      Year Ended
                                      Dec. 31/06     Dec. 31/05 ##
                                   ---------------  ---------------
Units, end of year (000s)                        1               19
                                   ===============  ===============
Unit Fair Value $                   12.85 to 12.98   11.27 to 11.31

Assets, end of year $(000s)                     15              212

Investment income ratio*                      1.77%            0.00%
Expense ratio, lowest to highest**   0.00% to 0.63%   0.00% to 0.63%
Total return, lowest to highest*** 14.06% to 14.77% 12.67% to 13.14%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account UV

10. Financial Highlights

                                             Sub-Account
                                   -------------------------------
                                         All Cap Growth Trust
                                   -------------------------------
                                     Year Ended      Year Ended
                                     Dec. 31/06     Dec. 31/05 ##
                                   --------------  ---------------
Units, end of year (000s)                       9                8
                                   ==============  ===============
Unit Fair Value $                  12.29 to 12.42   11.60 to 11.65

Assets, end of year $(000s)                   110               99

Investment income ratio*                     0.00%            0.00%
Expense ratio, lowest to highest**  0.00% to 0.63%   0.00% to 0.63%
Total return, lowest to highest***  5.96% to 6.63% 16.00% to 16.48%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                              Sub-Account
                                   --------------------------------
                                          All Cap Value Trust
                                   --------------------------------
                                      Year Ended      Year Ended
                                      Dec. 31/06     Dec. 31/05 ##
                                   ---------------  ---------------
Units, end of year (000s)                       12               --
                                   ===============  ===============
Unit Fair Value $                   12.51 to 12.64   11.06 to 11.11

Assets, end of year $(000s)                    154               --

Investment income ratio*                      0.16%            0.00%
Expense ratio, lowest to highest**   0.00% to 0.63%   0.00% to 0.63%
Total return, lowest to highest*** 13.11% to 13.82% 10.61% to 11.06%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account UV

10. Financial Highlights

                                              Sub-Account
                                   ----------------------------------------
                                   American Blue Chip Income & Growth Trust
                                   ----------------------------------------
                                        Year Ended          Year Ended
                                        Dec. 31/06         Dec. 31/05 ##
                                   ------------------  --------------------

Units, end of year (000s)                       --                   --
                                    ===============     ===============
Unit Fair Value $                   12.86 to 12.99       11.06 to 11.10

Assets, end of year $ (000s)                     3                   --

Investment income ratio*                      0.31%                0.00%
Expense ratio, lowest to highest**   0.00% to 0.63%       0.00% to 0.63%
Total return, lowest to highest*** 16.27% to 16.99%     10.57% to 11.04%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                          Sub-Account
                                   --------------------------
                                      American Bond Trust
                                   --------------------------
                                     Year Ended
                                   Dec. 31/06 (p)  Dec. 31/05
                                   --------------  ----------

Units, end of year (000s)                      --
                                   ==============
Unit Fair Value $                  10.70 to 10.78

Assets, end of year $(000s)                     0

Investment income ratio*                     0.00%
Expense ratio, lowest to highest**  0.00% to 0.63%
Total return, lowest to highest***  5.90% to 6.57%
--------
(p) Fund available in prior year but no activity.

                     John Hancock Variable Life Account UV

10. Financial Highlights

                                             Sub-Account
                                   -------------------------------
                                        American Growth Trust
                                   -------------------------------
                                     Year Ended      Year Ended
                                     Dec. 31/06     Dec. 31/05 ##
                                   --------------  ---------------
Units, end of year (000s)                      30                1
                                   ==============  ===============
Unit Fair Value $                  13.01 to 13.15   11.92 to 11.97

Assets, end of year $(000s)                   400                9

Investment income ratio*                     0.23%            0.00%
Expense ratio, lowest to highest**  0.00% to 0.63%   0.00% to 0.63%
Total return, lowest to highest***  9.11% to 9.80% 19.21% to 19.72%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                             Sub-Account
                                   -------------------------------
                                     American Growth-Income Trust
                                   -------------------------------
                                      Year Ended      Year Ended
                                      Dec. 31/06     Dec. 31/05 ##
                                   ---------------  --------------
Units, end of year (000s)                        4              --
                                   ===============  ==============
Unit Fair Value $                   12.48 to 12.61  10.94 to 10.99

Assets, end of year $(000s)                     53               2

Investment income ratio*                      1.03%           0.00%
Expense ratio, lowest to highest**   0.00% to 0.63%  0.00% to 0.63%
Total return, lowest to highest*** 14.08% to 14.80%  9.41% to 9.87%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account UV

10. Financial Highlights

                                              Sub-Account
                                   --------------------------------
                                     American International Trust
                                   --------------------------------
                                      Year Ended      Year Ended
                                      Dec. 31/06     Dec. 31/05 ##
                                   ---------------  ---------------
Units, end of year (000s)                        7               --
                                   ===============  ===============
Unit Fair Value $                   14.56 to 14.72   12.36 to 12.41

Assets, end of year $(000s)                    105                1

Investment income ratio*                      0.33%            0.00%
Expense ratio, lowest to highest**   0.00% to 0.63%   0.00% to 0.63%
Total return, lowest to highest*** 17.79% to 18.54% 23.63% to 24.15%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                             Sub-Account
                                   -------------------------------
                                        Blue Chip Growth Trust
                                   -------------------------------
                                     Year Ended      Year Ended
                                     Dec. 31/06     Dec. 31/05 ##
                                   --------------  ---------------
Units, end of year (000s)                     869              902
                                   ==============  ===============
Unit Fair Value $                  06.34 to 61.21    5.81 to 55.85

Assets, end of year $(000s)                59,281           56,386

Investment income ratio*                     0.25%            0.00%
Expense ratio, lowest to highest**  0.00% to 0.63%   0.00% to 0.63%
Total return, lowest to highest***  8.90% to 9.59% 13.08% to 13.55%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account UV

10. Financial Highlights

                                                                     Sub-Account
                                   ------------------------------------------------------------------------------
                                                                 Bond Index Trust B
                                   ------------------------------------------------------------------------------
                                     Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                     Dec. 31/06      Dec. 31/05      Dec. 31/04      Dec. 31/03      Dec. 31/02
                                   --------------  --------------  --------------  --------------  --------------
Units, end of year (000s)                     915             847             841             463             468
                                   ==============  ==============  ==============  ==============  ==============
Unit Fair Value $                  15.06 to 15.89  14.56 to 15.27  14.31 to 14.91  14.33 to 13.84  13.73 to 13.34

Assets, end of year $(000s)                14,087          12,589          12,277           6,593           6,298

Investment income ratio*                     3.47%           1.59%           4.60%           4.39%           5.21%
Expense ratio, lowest to highest**  0.00% to 0.63%  0.00% to 0.63%  0.00% to 0.63%  0.00% to 0.63%  0.00% to 0.63%
Total return, lowest to highest***  3.42% to 4.07%  1.77% to 2.54%  3.40% to 4.05%  2.96% to 3.60%  8.46% to 9.40%

                                                                         Sub-Account
                                   --------------------------------------------------------------------------------------
                                                             Brandes International Equity Trust
                                   --------------------------------------------------------------------------------------
                                      Year Ended      Year Ended       Year Ended       Year Ended         Year Ended
                                      Dec. 31/06      Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                                   ---------------  --------------  ---------------  ---------------  -------------------
Units, end of year (000s)                      188             180              179              146                   75
                                   ===============  ==============  ===============  ===============  ===================
Unit Fair Value $                   32.13 to 34.84  25.50 to 27.49   23.22 to 24.88   20.08 to 18.84       13.88 to 13.10

Assets, end of year $(000s)                  6,187           4,694            4,218            2,824                  995

Investment income ratio*                      1.43%           1.55%            1.51%            1.86%                1.26%
Expense ratio, lowest to highest**   0.00% to 0.63%  0.00% to 0.63%   0.05% to 0.63%   0.00% to 0.63%      0.05% to 0.625%
Total return, lowest to highest*** 25.99% to 26.78%  9.86% to 12.4% 23.22% to 23.94% 46.51% to 47.34% (14.27)% to (13.79)%

                     John Hancock Variable Life Account UV

10. Financial Highlights

                                                              Sub-Account
                                   ----------------------------------------------------------------
                                                   Business Opportunity Value Trust
                                   ----------------------------------------------------------------
                                      Year Ended      Year Ended    Year Ended Year Ended Year Ended
                                      Dec. 31/06      Dec. 31/05    Dec. 31/04 Dec. 31/03 Dec. 31/02
                                   ---------------  --------------  ---------- ---------- ----------
Units, end of year (000s)                        4               2       --         --         --
                                   ===============  ==============    =====       ====       ====
Unit Fair Value $                   14.88 to 15.32  13.14 to 13.45    12.46         --         --

Assets, end of year $(000s)                     55              30        a         --         --

Investment income ratio*                      0.55%           0.93%       c       0.00%      0.00%
Expense ratio, lowest to highest**   0.00% to 0.63%  0.00% to 0.63%    0.05%      0.00%      0.00%
Total return, lowest to highest*** 13.18% to 13.89%  7.13% to 9.06%   18.68%      0.00%      0.00%

                                             Sub-Account
                                   -------------------------------
                                      Capital Appreciation Trust
                                   -------------------------------
                                     Year Ended      Year Ended
                                     Dec. 31/06     Dec. 31/05 ##
                                   --------------  ---------------
Units, end of year (000s)                   2,437                4
                                   ==============  ===============
Unit Fair Value $                  12.30 to 12.65   12.10 to 12.15

Assets, end of year $(000s)                30,786               52

Investment income ratio*                     0.00%            0.00%
Expense ratio, lowest to highest**  0.00% to 0.63%   0.00% to 0.63%
Total return, lowest to highest***  1.27% to 2.38% 20.95% to 21.45%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account UV

10. Financial Highlights

                                              Sub-Account
                                   --------------------------------
                                          Classic Value Trust
                                   --------------------------------
                                      Year Ended      Year Ended
                                      Dec. 31/06     Dec. 31/05 ##
                                   ---------------  ---------------
Units, end of year (000s)                       16               10
                                   ===============  ===============
Unit Fair Value $                   12.96 to 13.09   11.22 to 11.27

Assets, end of year $(000s)                    213              115

Investment income ratio*                      1.05%            2.44%
Expense ratio, lowest to highest**   0.00% to 0.63%   0.00% to 0.63%
Total return, lowest to highest*** 15.43% to 16.14% 12.24% to 12.71%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                             Sub-Account
                                   -------------------------------
                                          Core Equity Trust
                                   -------------------------------
                                     Year Ended      Year Ended
                                     Dec. 31/06     Dec. 31/05 ##
                                   --------------  ---------------
Units, end of year (000s)                      --               --
                                   ==============  ===============
Unit Fair Value $                  12.19 to 12.31   11.49 to 11.54

Assets, end of year $(000s)                     4               --

Investment income ratio*                     0.00%            0.00%
Expense ratio, lowest to highest**  0.00% to 0.63%   0.00% to 0.63%
Total return, lowest to highest***  6.07% to 6.73% 14.89% to 15.37%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account UV

10. Financial Highlights

                                                          Sub-Account
                                   --------------------------------------------------------
                                                        CSI Equity Trust
                                   --------------------------------------------------------
                                   Year Ended   Year Ended   Year Ended Year Ended Year Ended
                                   Dec. 31/06   Dec. 31/05   Dec. 31/04 Dec. 31/03 Dec. 31/02
                                   ---------- -------------  ---------- ---------- ----------
Units, end of year (000s)              166              135      104         80          9
                                     =====    =============    =====      =====      =====
Unit Fair Value $                    17.01            14.43    13.76      12.43      10.17

Assets, end of year $(000s)          2,822            1,944    1,437        999         89

Investment income ratio*              0.91%            0.63%    0.73%      0.25%         c
Expense ratio, lowest to highest**    0.00%            0.00%    0.00%      0.00%      0.60%
Total return, lowest to highest***   17.90%   4.90% to 6.73%   10.64%     25.22%     (9.36)%

                                              Sub-Account
                                   --------------------------------
                                         Dynamic Growth Trust
                                   --------------------------------
                                      Year Ended      Year Ended
                                      Dec. 31/06     Dec. 31/05 ##
                                   ---------------  ---------------
Units, end of year (000s)                       --               --
                                   ===============  ===============
Unit Fair Value $                   12.83 to 12.96   11.65 to 11.70

Assets, end of year $(000s)                      4                1

Investment income ratio*                      0.00%            0.00%
Expense ratio, lowest to highest**   0.00% to 0.63%   0.00% to 0.63%
Total return, lowest to highest*** 10.14% to 10.83% 16.47% to 16.96%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account UV

10. Financial Highlights

                                              Sub-Account
                                   --------------------------------
                                         Emerging Growth Trust
                                   --------------------------------
                                      Year Ended      Year Ended
                                      Dec. 31/06     Dec. 31/05 ##
                                   ---------------  ---------------
Units, end of year (000s)                        9               --
                                   ===============  ===============
Unit Fair Value $                   13.20 to 13.34   11.91 to 11.96

Assets, end of year $(000s)                    113               --

Investment income ratio*                      0.00%            0.00%
Expense ratio, lowest to highest**   0.00% to 0.63%   0.00% to 0.63%
Total return, lowest to highest*** 10.90% to 11.59% 19.06% to 19.55%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                             Sub-Account
                                   -------------------------------
                                     Emerging Small Company Trust
                                   -------------------------------
                                     Year Ended      Year Ended
                                     Dec. 31/06     Dec. 31/05 ##
                                   --------------  ---------------
Units, end of year (000s)                      --               --
                                   ==============  ===============
Unit Fair Value $                  11.75 to 11.87   11.54 to 11.59

Assets, end of year $(000s)                     3               --

Investment income ratio*                     0.00%            0.00%
Expense ratio, lowest to highest**  0.00% to 0.63%   0.00% to 0.63%
Total return, lowest to highest***  1.80% to 2.44% 15.43% to 15.92%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account UV

10. Financial Highlights

                                             Sub-Account
                                   -------------------------------
                                         Equity-Income Trust
                                   -------------------------------
                                      Year Ended      Year Ended
                                      Dec. 31/06     Dec. 31/05 ##
                                   ---------------  --------------
Units, end of year (000s)                    1,690           1,724
                                   ===============  ==============
Unit Fair Value $                   27.41 to 29.30  23.17 to 24.61

Assets, end of year $(000s)                 46,653          40,170

Investment income ratio*                      1.54%           0.00%
Expense ratio, lowest to highest**   0.00% to 0.63%  0.00% to 0.63%
Total return, lowest to highest*** 18.31% to 19.05%  6.41% to 6.85%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                              Sub-Account
                                   --------------------------------
                                       Financial Services Trust
                                   --------------------------------
                                      Year Ended      Year Ended
                                      Dec. 31/06     Dec. 31/05 ##
                                   ---------------  ---------------
Units, end of year (000s)                       12                4
                                   ===============  ===============
Unit Fair Value $                   12.87 to 22.83   10.51 to 18.53

Assets, end of year $(000s)                    189               57

Investment income ratio*                      0.29%            0.00%
Expense ratio, lowest to highest**   0.00% to 0.63%   0.00% to 0.63%
Total return, lowest to highest*** 22.39% to 23.16% 14.45% to 14.94%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account UV

10. Financial Highlights

                                                                         Sub-Account
                                   --------------------------------------------------------------------------------------
                                                             Frontier Capital Appreciation Trust
                                   --------------------------------------------------------------------------------------
                                      Year Ended       Year Ended      Year Ended       Year Ended         Year Ended
                                      Dec. 31/06       Dec. 31/05      Dec. 31/04       Dec. 31/03         Dec. 31/02
                                   ---------------  ---------------  --------------  ---------------  -------------------
Units, end of year (000s)                       66               56              53               77                   27
                                   ===============  ===============  ==============  ===============  ===================
Unit Fair Value $                   33.62 to 42.01   28.91 to 36.13  29.93 to 25.13   27.55 to 22.99       18.34 to 16.97

Assets, end of year $(000s)                  2,423            1,785           1,466            1,977                  449

Investment income ratio*                      0.00%            0.00%              c                c                    c
Expense ratio, lowest to highest**   0.00% to 0.63%   0.00% to 0.63%  0.00% to 0.63%   0.00% to 0.63%       0.58% to 0.63%
Total return, lowest to highest*** 15.62% to 16.35% 14.41% to 20.97%  8.65% to 9.28% 54.92% to 55.81% (23.72)% to (23.65)%

                                              Sub-Account
                                   --------------------------------
                                   Fundamental Value Trust Series 0
                                   --------------------------------
                                      Year Ended      Year Ended
                                      Dec. 31/06     Dec. 31/05 ##
                                   ---------------  ---------------
Units, end of year (000s)                        3                1
                                   ===============  ===============
Unit Fair Value $                   12.55 to 12.68   11.03 to 11.07

Assets, end of year $(000s)                     32               13

Investment income ratio*                      0.87%            0.00%
Expense ratio, lowest to highest**   0.00% to 0.63%   0.00% to 0.63%
Total return, lowest to highest*** 13.83% to 14.55% 10.25% to 10.72%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account UV

10. Financial Highlights

                                              Sub-Account
                                   ---------------------------------
                                       Global Bond Trust Series 0
                                   ---------------------------------
                                     Year Ended       Year Ended
                                     Dec. 31/06      Dec. 31/05 ##
                                   --------------  -----------------
Units, end of year (000s)                     108                114
                                   ==============  =================
Unit Fair Value $                  18.89 to 20.41     17.95 to 19.39

Assets, end of year $(000s)                 2,081              2,085

Investment income ratio*                     0.00%              0.00%
Expense ratio, lowest to highest**  0.00% to 0.63%     0.00% to 0.63%
Total return, lowest to highest***  4.62% to 5.27% (6.35)% to (5.97)%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                              Sub-Account
                                   --------------------------------
                                             Global Trust
                                   --------------------------------
                                      Year Ended      Year Ended
                                      Dec. 31/06     Dec. 31/05 ##
                                   ---------------  ---------------
Units, end of year (000s)                        6               --
                                   ===============  ===============
Unit Fair Value $                   13.43 to 13.57   11.22 to 11.27

Assets, end of year $(000s)                     82               --

Investment income ratio*                      1.49%            0.00%
Expense ratio, lowest to highest**   0.00% to 0.63%   0.00% to 0.63%
Total return, lowest to highest*** 19.68% to 20.42% 12.22% to 12.69%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account UV

10. Financial Highlights

                                                                          Sub-Account
                                   -----------------------------------------------------------------------------------------
                                                                     Growth & Income Trust
                                   -----------------------------------------------------------------------------------------
                                      Year Ended        Year Ended        Year Ended       Year Ended         Year Ended
                                    Dec. 31/06 (b)    Dec. 31/05 (j)      Dec. 31/04       Dec. 31/03         Dec. 31/02
                                   ---------------  -----------------  ---------------  ---------------  -------------------
Units, end of year (000s)                    1,497              1,560            1,593            2,011                1,823
                                   ===============  =================  ===============  ===============  ===================
Unit Fair Value $                   17.54 to 78.98     15.64 to 70.07   23.63 to 64.29   57.94 to 21.43       48.11 to 11.24

Assets, end of year $(000s)                244,065            230,506          221,130          224,724              185,807

Investment income ratio*                      0.54%              0.17%            0.93%            0.78%                0.62%
Expense ratio, lowest to highest**   0.00% to 0.63%     0.00% to 0.63%   0.00% to 0.63%   0.00% to 0.63%       0.00% to 0.63%
Total return, lowest to highest*** 12.02% to 12.72% (3.20)% to 11.09 % 10.27% to 10.96% 23.57% to 24.35% (20.16)% to (10.86)%

--------
(b) Renamed on May 1, 2006. Formerly known as Growth & Income II Trust.
(j) Renamed on May 2, 2005. Formerly known as Growth & Income Trust.

                                             Sub-Account
                                   -------------------------------
                                    Health Sciences Trust Series 0
                                   -------------------------------
                                     Year Ended      Year Ended
                                     Dec. 31/06     Dec. 31/05 ##
                                   --------------  ---------------
Units, end of year (000s)                      20               12
                                   ==============  ===============
Unit Fair Value $                  14.15 to 14.66   13.13 to 13.52

Assets, end of year $(000s)                   288              166

Investment income ratio*                     0.00%            0.00%
Expense ratio, lowest to highest**  0.00% to 0.63%   0.00% to 0.63%
Total return, lowest to highest***  7.77% to 8.44% 22.60% to 23.11%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account UV

10. Financial Highlights

                                             Sub-Account
                                   ------------------------------
                                          High Yield Trust
                                   ------------------------------
                                     Year Ended      Year Ended
                                     Dec. 31/06     Dec. 31/05 ##
                                   --------------  --------------
Units, end of year (000s)                     100             102
                                   ==============  ==============
Unit Fair Value $                  12.14 to 12.82  11.06 to 11.61

Assets, end of year $(000s)                 1,235           1,140

Investment income ratio*                     6.39%           0.00%
Expense ratio, lowest to highest**  0.00% to 0.63%  0.00% to 0.63%
Total return, lowest to highest*** 9.77% to 10.48%  6.16% to 6.61%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                              Sub-Account
                                   --------------------------------
                                       International Core Trust
                                   --------------------------------
                                      Year Ended      Year Ended
                                    Dec. 31/06 (c)   Dec. 31/05 ##
                                   ---------------  ---------------
Units, end of year (000s)                        4               --
                                   ===============  ===============
Unit Fair Value $                   14.69 to 14.84   11.84 to 11.89

Assets, end of year $(000s)                     65                1

Investment income ratio*                      0.13%            0.00%
Expense ratio, lowest to highest**   0.00% to 0.63%   0.00% to 0.63%
Total return, lowest to highest*** 24.04% to 24.81% 18.42% to 18.93%
--------
(c) Renamed on May 01, 2006. Formerly known as International Stock Trust.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account UV

10. Financial Highlights

                                                                         Sub-Account
                                   --------------------------------------------------------------------------------------
                                                             International Equity Index Trust B
                                   --------------------------------------------------------------------------------------
                                      Year Ended      Year Ended        Year Ended       Year Ended        Year Ended
                                      Dec. 31/06    Dec. 31/05 ^^^^     Dec. 31/04       Dec. 31/03        Dec. 31/02
                                   ---------------  ---------------  ---------------  ---------------  ------------------
Units, end of year (000s)                      594              562              488              239                 219
                                   ===============  ===============  ===============  ===============  ==================
Unit Fair Value $                   03.91 to 41.18    3.09 to 32.39   16.19 to 27.73   23.06 to 13.55       16.51 to 8.78

Assets, end of year $(000s)                 25,625           19,139           14,681            6,971               4,790

Investment income ratio*                      0.85%            1.16%            2.02%            2.78%               1.71%
Expense ratio, lowest to highest**   0.00% to 0.63%   0.00% to 0.63%   0.00% to 0.63%   0.00% to 0.63%      0.00% to 0.63%
Total return, lowest to highest*** 26.32% to 27.11% 16.11% to 19.63% 19.49% to 20.25% 41.11% to 41.99% (15.72)% to (8.78)%

--------
^^^^ Renamed on May 2, 2005. Formerly known as International Equity Index Trust.

                                              Sub-Account
                                   --------------------------------
                                   International Opportunities Trust
                                   --------------------------------
                                      Year Ended      Year Ended
                                      Dec. 31/06     Dec. 31/05 ##
                                   ---------------  ---------------
Units, end of year (000s)                        4                1
                                   ===============  ===============
Unit Fair Value $                   15.25 to 15.41   12.38 to 12.43

Assets, end of year $(000s)                     62               12

Investment income ratio*                      0.58%            0.00%
Expense ratio, lowest to highest**   0.00% to 0.63%   0.00% to 0.63%
Total return, lowest to highest*** 23.20% to 23.96% 23.80% to 24.32%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account UV

10. Financial Highlights

                                              Sub-Account
                                   --------------------------------
                                     International Small Cap Trust
                                   --------------------------------
                                      Year Ended      Year Ended
                                      Dec. 31/06     Dec. 31/05 ##
                                   ---------------  ---------------
Units, end of year (000s)                        6               --
                                   ===============  ===============
Unit Fair Value $                   14.12 to 14.27   11.13 to 11.18

Assets, end of year $(000s)                     87                4

Investment income ratio*                      0.31%            0.00%
Expense ratio, lowest to highest**   0.00% to 0.63%   0.00% to 0.63%
Total return, lowest to highest*** 26.93% to 27.73% 11.28% to 11.75%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                              Sub-Account
                                   --------------------------------
                                       International Value Trust
                                   --------------------------------
                                      Year Ended      Year Ended
                                      Dec. 31/06     Dec. 31/05 ##
                                   ---------------  ---------------
Units, end of year (000s)                       33               23
                                   ===============  ===============
Unit Fair Value $                   14.40 to 14.55   11.18 to 11.23

Assets, end of year $(000s)                    480              255

Investment income ratio*                      1.51%            0.00%
Expense ratio, lowest to highest**   0.00% to 0.63%   0.00% to 0.63%
Total return, lowest to highest*** 28.79% to 29.61% 11.79% to 12.25%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account UV

10. Financial Highlights

                                             Sub-Account
                                   ------------------------------
                                    Investment Quality Bond Trust
                                   ------------------------------
                                     Year Ended      Year Ended
                                     Dec. 31/06     Dec. 31/05 ##
                                   --------------  --------------
Units, end of year (000s)                      17              14
                                   ==============  ==============
Unit Fair Value $                  10.39 to 10.50  10.08 to 10.13

Assets, end of year $(000s)                   174             146

Investment income ratio*                     5.71%           0.00%
Expense ratio, lowest to highest**  0.00% to 0.63%  0.00% to 0.63%
Total return, lowest to highest***  3.00% to 3.64%  0.85% to 1.27%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                             Sub-Account
                                   ------------------------------
                                   Large Cap Growth Trust Series 0
                                   ------------------------------
                                     Year Ended      Year Ended
                                   Dec. 31/06 (a)   Dec. 31/05 ##
                                   --------------  --------------
Units, end of year (000s)                      --           2,425
                                   ==============  ==============
Unit Fair Value $                  12.46 to 13.26  12.20 to 12.96

Assets, end of year $(000s)                    --          29,709

Investment income ratio*                     0.47%           0.00%
Expense ratio, lowest to highest**  0.00% to 0.63%  0.00% to 0.63%
Total return, lowest to highest***  2.11% to 2.31%  6.57% to 7.01%
--------
(a) Terminated as investment option and funds transferred to Capital Appreciation Trust on May 1, 2006.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account UV

10. Financial Highlights

                                              Sub-Account
                                   --------------------------------
                                            Large Cap Trust
                                   --------------------------------
                                      Year Ended      Year Ended
                                      Dec. 31/06     Dec. 31/05 ##
                                   ---------------  ---------------
Units, end of year (000s)                       --               --
                                   ===============  ===============
Unit Fair Value $                   12.63 to 12.77   11.12 to 11.16

Assets, end of year $(000s)                      1               --

Investment income ratio*                      0.81%            0.00%
Expense ratio, lowest to highest**   0.00% to 0.63%   0.00% to 0.63%
Total return, lowest to highest*** 13.67% to 14.38% 11.16% to 11.62%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                              Sub-Account
                                   --------------------------------
                                    Large Cap Value Trust Series 0
                                   --------------------------------
                                      Year Ended      Year Ended
                                      Dec. 31/06     Dec. 31/05 ##
                                   ---------------  ---------------
Units, end of year (000s)                        7               11
                                   ===============  ===============
Unit Fair Value $                   13.30 to 13.43   11.53 to 11.58

Assets, end of year $(000s)                     90              122

Investment income ratio*                      0.74%            0.00%
Expense ratio, lowest to highest**   0.00% to 0.63%   0.00% to 0.63%
Total return, lowest to highest*** 15.30% to 16.03% 15.31% to 15.78%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account UV

10. Financial Highlights

                                              Sub-Account
                                   --------------------------------
                                      Lifestyle Aggressive Trust
                                   --------------------------------
                                      Year Ended      Year Ended
                                    Dec. 31/06 (d)   Dec. 31/05 ##
                                   ---------------  ---------------
Units, end of year (000s)                       32                1
                                   ===============  ===============
Unit Fair Value $                   13.21 to 13.34   11.51 to 11.55

Assets, end of year $(000s)                    427                7

Investment income ratio*                      0.66%            0.09%
Expense ratio, lowest to highest**   0.00% to 0.63%   0.00% to 0.63%
Total return, lowest to highest*** 14.76% to 15.48% 15.07% to 15.55%
--------
(d) Renamed on May 1, 2006. Formerly known as Lifestyle Aggressive 1000 Trust. ## Reflects the period from commencement of operations on May 2, 2005 through
    December 31, 2005.

                                             Sub-Account
                                   -------------------------------
                                       Lifestyle Balanced Trust
                                   -------------------------------
                                      Year Ended      Year Ended
                                    Dec. 31/06 (e)   Dec. 31/05 ##
                                   ---------------  --------------
Units, end of year (000s)                      258              75
                                   ===============  ==============
Unit Fair Value $                   12.24 to 12.37  10.92 to 10.97

Assets, end of year $(000s)                  3,163             817

Investment income ratio*                      3.61%           0.14%
Expense ratio, lowest to highest**   0.00% to 0.63%  0.00% to 0.63%
Total return, lowest to highest*** 12.09% to 12.80%  9.21% to 9.67%
--------
(e) Renamed on May 1, 2006. Formerly known as Lifestyle Balanced 640 Trust.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account UV

10. Financial Highlights

                                           Sub-Account
                                   ----------------------------
                                   Lifestyle Conservative Trust
                                   ----------------------------
                                            Year Ended
                                          Dec. 31/06 (h)
                                   ----------------------------
Units, end of year (000s)                              1
                                          ==============
Unit Fair Value $                         11.09 to 11.21

Assets, end of year $(000s)                           11

Investment income ratio*                            0.13%
Expense ratio, lowest to highest**         0.00% to 0.63%
Total return, lowest to highest***         7.77% to 8.44%
--------
(h) Renamed on May 1, 2006. Formerly known as Lifestyle Conservative 280 Trust. Fund available in prior year but no activity.

                                              Sub-Account
                                   --------------------------------
                                        Lifestyle Growth Trust
                                   --------------------------------
                                      Year Ended      Year Ended
                                    Dec. 31/06 (f)   Dec. 31/05 ##
                                   ---------------  ---------------
Units, end of year (000s)                      244               96
                                   ===============  ===============
Unit Fair Value $                   12.66 to 12.79   11.22 to 11.26

Assets, end of year $(000s)                  3,092            1,074

Investment income ratio*                      4.41%            0.11%
Expense ratio, lowest to highest**   0.00% to 0.63%   0.00% to 0.63%
Total return, lowest to highest*** 12.88% to 13.58% 12.15% to 12.62%
--------
(f) Renamed on May 1, 2006. Formerly known as Lifestyle Growth 820 Trust.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account UV

10. Financial Highlights

                                             Sub-Account
                                   ------------------------------
                                      Lifestyle Moderate Trust
                                   ------------------------------
                                     Year Ended      Year Ended
                                   Dec. 31/06 (g)   Dec. 31/05 ##
                                   --------------  --------------
Units, end of year (000s)                      13               8
                                   ==============  ==============
Unit Fair Value $                  11.58 to 11.71  10.55 to 10.60

Assets, end of year $(000s)                   155              84

Investment income ratio*                     3.40%           0.00%
Expense ratio, lowest to highest**  0.00% to 0.63%  0.00% to 0.63%
Total return, lowest to highest*** 9.80% to 10.49%  5.51% to 5.96%
--------
(g) Renamed on May 1, 2006. Formerly known as Lifestyle Moderate 460 Trust.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                                       Sub-Account
                                   ----------------------------------------------------------------------------------
                                                                      Managed Trust
                                   ----------------------------------------------------------------------------------
                                     Year Ended       Year Ended      Year Ended       Year Ended       Year Ended
                                     Dec. 31/06       Dec. 31/05      Dec. 31/04       Dec. 31/03       Dec. 31/02
                                   --------------  ---------------  --------------  ---------------  ----------------
Units, end of year (000s)                     897              968           1,015            1,041             1,106
                                   ==============  ===============  ==============  ===============  ================
Unit Fair Value $                  05.43 to 56.17    5.08 to 52.26  21.97 to 50.88   47.03 to 20.44    40.28 to 17.61

Assets, end of year $(000s)                97,496           97,192         100,088           98,298            93,240

Investment income ratio*                     1.50%            0.59%           1.64%            2.75%             1.53%
Expense ratio, lowest to highest**  0.00% to 0.63%   0.00% to 0.63%  0.00% to 0.63%   0.00% to 0.63%    0.00% to 0.63%
Total return, lowest to highest***  6.81% to 7.48% (2.12%) to 4.15%  7.51% to 8.18% 18.26% to 19.00% (12.43%) to 1.69%

                     John Hancock Variable Life Account UV

10. Financial Highlights

                                             Sub-Account
                                   ------------------------------
                                         Mid Cap Core Trust
                                   ------------------------------
                                     Year Ended      Year Ended
                                   Dec. 31/06 (n)   Dec. 31/05 ##
                                   --------------  --------------
Units, end of year (000s)                      --               1
                                   ==============  ==============
Unit Fair Value $                  11.73 to 11.84  10.81 to 10.86

Assets, end of year $(000s)                    --              11

Investment income ratio*                     7.76%           0.00%
Expense ratio, lowest to highest**  0.00% to 0.63%  0.00% to 0.63%
Total return, lowest to highest***  8.43% to 9.05%  8.15% to 8.59%
--------
(n) Terminated as investment option and funds transferred to Mid Cap Index Trust on December 4, 2006.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                             Sub-Account
                                   -------------------------------
                                         Mid Cap Index Trust
                                   -------------------------------
                                     Year Ended      Year Ended
                                     Dec. 31/06     Dec. 31/05 ##
                                   --------------  ---------------
Units, end of year (000s)                      27               10
                                   ==============  ===============
Unit Fair Value $                  13.57 to 13.97   12.44 to 12.73

Assets, end of year $(000s)                   378              131

Investment income ratio*                     0.54%            0.00%
Expense ratio, lowest to highest**  0.00% to 0.63%   0.00% to 0.63%
Total return, lowest to highest***  9.07% to 9.74% 16.78% to 17.28%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account UV

10. Financial Highlights

                                              Sub-Account
                                   --------------------------------
                                          Mid Cap Stock Trust
                                   --------------------------------
                                      Year Ended      Year Ended
                                      Dec. 31/06     Dec. 31/05 ##
                                   ---------------  ---------------
Units, end of year (000s)                      419              438
                                   ===============  ===============
Unit Fair Value $                   24.85 to 39.87   21.87 to 35.07

Assets, end of year $ (000s)                15,518           14,352

Investment income ratio*                      0.00%            0.00%
Expense ratio, lowest to highest**   0.00% to 0.63%   0.00% to 0.63%
Total return, lowest to highest*** 12.95% to 13.66% 26.69% to 27.23%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                              Sub-Account
                                   --------------------------------
                                          Mid Cap Value Trust
                                   --------------------------------
                                      Year Ended      Year Ended
                                      Dec. 31/06     Dec. 31/05 ##
                                   ---------------  ---------------
Units, end of year (000s)                        2                1
                                   ===============  ===============
Unit Fair Value $                   12.54 to 12.67   11.23 to 11.28

Assets, end of year $ (000s)                    22               11

Investment income ratio*                      0.69%            0.00%
Expense ratio, lowest to highest**   0.00% to 0.63%   0.00% to 0.63%
Total return, lowest to highest*** 11.60% to 12.30% 12.35% to 12.82%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account UV

10. Financial Highlights

                                                                         Sub-Account
                                   --------------------------------------------------------------------------------------
                                                                       Mid Value Trust
                                   --------------------------------------------------------------------------------------
                                      Year Ended      Year Ended       Year Ended       Year Ended         Year Ended
                                      Dec. 31/06     Dec. 31/05 ^      Dec. 31/04       Dec. 31/03         Dec. 31/02
                                   ---------------  --------------  ---------------  ---------------  -------------------
Units, end of year (000s)                      447             650              692               94                   76
                                   ===============  ==============  ===============  ===============  ===================
Unit Fair Value $                   20.46 to 21.60  17.11 to 17.95   16.03 to 16.72   14.08 to 13.59         9.93 to 9.64

Assets, end of year $ (000s)                 9,204          11,161           11,116            1,287                  714

Investment income ratio*                      0.32%           0.04%            0.90%            4.11%                0.54%
Expense ratio, lowest to highest**   0.00% to 0.63%  0.00% to 0.63%   0.00% to 0.63%   0.00% to 0.63%       0.00% to 0.63%
Total return, lowest to highest*** 19.60% to 20.34%  6.71% to 10.8% 17.99% to 18.74% 44.24% to 45.15% (18.67%) to (13.66%)

--------
^   Renamed on May 2, 2005. Formerly known as Mid Cap Value B Trust.

                                                                    Sub-Account
                                   ----------------------------------------------------------------------------
                                                               Money Market Trust B
                                   ----------------------------------------------------------------------------
                                     Year Ended     Year Ended      Year Ended     Year Ended      Year Ended
                                     Dec. 31/06    Dec. 31/05 ix    Dec. 31/04     Dec. 31/03      Dec. 31/02
                                   --------------  -------------  -------------  --------------  --------------
Units, end of year (000s)                     659            608            559             696           1,001
                                   ==============  =============  =============  ==============  ==============
Unit Fair Value $                  03.76 to 21.40  3.61 to 20.56  14.5 to 14.96  14.80 to 14.44  19.93 to 12.74

Assets, end of year $ (000s)               22,336         20,449         19,359          22,098          26,687

Investment income ratio*                     4.61%          2.92%          0.96%           0.86%           1.29%
Expense ratio, lowest to highest**  0.00% to 0.63% 0.00% to 0.63% 0.00% to 0.63%  0.00% to 0.63%  0.00% to 0.60%
Total return, lowest to highest***  4.06% to 4.70% 0.74% to 2.96%  1.08% to 0.4%  0.33% to 0.95%  0.91% to 1.52%

--------
ix  Renamed on May 2, 2005. Formerly known as Money Market Trust.

                     John Hancock Variable Life Account UV

10. Financial Highlights

                                              Sub-Account
                                   --------------------------------
                                        Natural Resources Trust
                                   --------------------------------
                                      Year Ended      Year Ended
                                      Dec. 31/06     Dec. 31/05 ##
                                   ---------------  ---------------
Units, end of year (000s)                       17                8
                                   ===============  ===============
Unit Fair Value $                   16.74 to 16.92   13.78 to 13.83

Assets, end of year $ (000s)                   293              107

Investment income ratio*                      0.42%            0.00%
Expense ratio, lowest to highest**   0.00% to 0.63%   0.00% to 0.63%
Total return, lowest to highest*** 21.55% to 22.32% 37.75% to 38.32%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                                         Sub-Account
                                   ---------------------------------------------------------------------------------------
                                                                    Overseas Equity Trust
                                   ---------------------------------------------------------------------------------------
                                      Year Ended      Year Ended        Year Ended       Year Ended         Year Ended
                                      Dec. 31/06     Dec. 31/05 ^^      Dec. 31/04       Dec. 31/03         Dec. 31/02
                                   ---------------  ---------------  ---------------  ---------------  -------------------
Units, end of year (000s)                    2,640            2,660            2,739            1,877                1,478
                                   ===============  ===============  ===============  ===============  ===================
Unit Fair Value $                   17.82 to 19.04   14.93 to 15.90   12.72 to 13.43   12.10 to 11.53         9.28 to 8.73

Assets, end of year $ (000s)                47,256           39,986           34,971           21,704               12,982

Investment income ratio*                      0.88%            0.52%            0.57%            1.59%                0.73%
Expense ratio, lowest to highest**   0.00% to 0.63%   0.00% to 0.63%   0.00% to 0.63%   0.00% to 0.63%       0.00% to 0.63%
Total return, lowest to highest*** 19.02% to 19.76% 17.67% to 21.26% 10.33% to 11.02% 31.54% to 32.36% (18.24)% to (12.78)%

--------
^^  Renamed on May 2, 2005. Formerly known as Overseas Equity B Trust.

                     John Hancock Variable Life Account UV

10. Financial Highlights

                                              Sub-Account
                                   --------------------------------
                                           Pacific Rim Trust
                                   --------------------------------
                                      Year Ended      Year Ended
                                      Dec. 31/06     Dec. 31/05 ##
                                   ---------------  ---------------
Units, end of year (000s)                        3                5
                                   ===============  ===============
Unit Fair Value $                   13.95 to 14.10   12.63 to 12.68

Assets, end of year $ (000s)                    37               61

Investment income ratio*                      1.43%            0.00%
Expense ratio, lowest to highest**   0.00% to 0.63%   0.00% to 0.63%
Total return, lowest to highest*** 10.53% to 11.22% 26.26% to 26.79%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                              Sub-Account
                                   --------------------------------
                                      Quantitative All Cap Trust
                                   --------------------------------
                                      Year Ended      Year Ended
                                      Dec. 31/06     Dec. 31/05 ##
                                   ---------------  ---------------
Units, end of year (000s)                       --               --
                                   ===============  ===============
Unit Fair Value $                   13.09 to 13.22   11.43 to 11.47

Assets, end of year $ (000s)                     4               --

Investment income ratio*                      1.61%            6.22%
Expense ratio, lowest to highest**   0.00% to 0.63%   0.00% to 0.63%
Total return, lowest to highest*** 14.52% to 15.24% 14.28% to 14.75%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account UV

10. Financial Highlights

                                             Sub-Account
                                   -------------------------------
                                      Quantitative Mid Cap Trust
                                   -------------------------------
                                     Year Ended      Year Ended
                                     Dec. 31/06     Dec. 31/05 ##
                                   --------------  ---------------
Units, end of year (000s)                       2               --
                                   ==============  ===============
Unit Fair Value $                  12.04 to 12.17   11.64 to 11.69

Assets, end of year $ (000s)                   24               --

Investment income ratio*                     0.00%            0.00%
Expense ratio, lowest to highest**  0.00% to 0.63%   0.00% to 0.63%
Total return, lowest to highest***  3.44% to 4.10% 16.38% to 16.86%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                           Sub-Account
                                   ---------------------------
                                    Quantitative Value Trust
                                   ---------------------------
                                      Year Ended
                                    Dec. 31/06 (p)  Dec. 31/05
                                   ---------------  ----------
Units, end of year (000s)                       --
                                   ===============
Unit Fair Value $                   13.47 to 13.61

Assets, end of year $ (000s)                     0

Investment income ratio*                      0.36%
Expense ratio, lowest to highest**   0.00% to 0.63%
Total return, lowest to highest*** 20.62% to 21.36%
--------
(p) Fund available in prior year but no activity.

                     John Hancock Variable Life Account UV

10. Financial Highlights

                                              Sub-Account
                                   --------------------------------
                                     Real Estate Securities Trust
                                   --------------------------------
                                      Year Ended      Year Ended
                                      Dec. 31/06     Dec. 31/05 ##
                                   ---------------  ---------------
Units, end of year (000s)                      245              271
                                   ===============  ===============
Unit Fair Value $                   08.75 to 95.27    6.37 to 68.95

Assets, end of year $ (000s)                26,964           21,947

Investment income ratio*                      1.79%            0.00%
Expense ratio, lowest to highest**   0.00% to 0.63%   0.00% to 0.63%
Total return, lowest to highest*** 37.31% to 38.17% 13.36% to 13.84%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                               Sub-Account
                                   ----------------------------------
                                         Real Return Bond Trust
                                   ----------------------------------
                                      Year Ended       Year Ended
                                      Dec. 31/06      Dec. 31/05 ##
                                   ---------------  -----------------
Units, end of year (000s)                       10                  8
                                   ===============  =================
Unit Fair Value $                   09.90 to 10.01       9.92 to 9.96

Assets, end of year $ (000s)                    96                 83

Investment income ratio*                      2.54%              0.00%
Expense ratio, lowest to highest**   0.00% to 0.63%     0.00% to 0.63%
Total return, lowest to highest*** (0.20%) to 0.43% (0.80%) to (0.37%)
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account UV

10. Financial Highlights

                                             Sub-Account
                                   -------------------------------
                                      Science & Technology Trust
                                   -------------------------------
                                     Year Ended         Year Ended
                                     Dec. 31/06        Dec. 31/05 ##
                                   --------------     ---------------
Units, end of year (000s)                       6                   3
                                   ==============     ===============
Unit Fair Value $                  11.78 to 11.90      11.23 to 11.27

Assets, end of year $ (000s)                   67                  38

Investment income ratio*                     0.00%               0.00%
Expense ratio, lowest to highest**  0.00% to 0.63%      0.00% to 0.63%
Total return, lowest to highest***  4.95% to 5.60%    12.25% to 12.73%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                                     Sub-Account
                                   ------------------------------------------------------------------------------
                                                                Short-Term Bond Trust
                                   ------------------------------------------------------------------------------
                                     Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                     Dec. 31/06      Dec. 31/05      Dec. 31/04      Dec. 31/03      Dec. 31/02
                                   --------------  --------------  --------------  --------------  --------------
Units, end of year (000s)                     361             371             406             407             107
                                   ==============  ==============  ==============  ==============  ==============
Unit Fair Value $                  15.59 to 18.45  14.92 to 17.65  16.16 to 17.27  17.03 to 16.03  16.54 to 15.67

Assets, end of year $ (000s)                6,523           6,415           6,882           6,813           1,681

Investment income ratio*                     3.41%           1.56%           2.99%           3.56%           3.99%
Expense ratio, lowest to highest**  0.00% to 0.63%  0.00% to 0.63%  0.00% to 0.63%  0.00% to 0.63%  0.00% to 0.63%
Total return, lowest to highest***  3.88% to 4.55%  1.53% to 2.19%   1.43% to 0.7%  2.12% to 2.76%  3.25% to 5.28%

                     John Hancock Variable Life Account UV

10. Financial Highlights

                                                                        Sub-Account
                                   -------------------------------------------------------------------------------------
                                                                   Small Cap Growth Trust
                                   -------------------------------------------------------------------------------------
                                      Year Ended       Year Ended      Year Ended       Year Ended        Year Ended
                                      Dec. 31/06      Dec. 31/05 ^     Dec. 31/04       Dec. 31/03        Dec. 31/02
                                   ---------------  ---------------  --------------  ---------------  ------------------
Units, end of year (000s)                      738              774             764              280                 462
                                   ===============  ===============  ==============  ===============  ==================
Unit Fair Value $                   15.99 to 17.19   14.10 to 15.15  12.23 to 12.91   11.79 to 11.24        8.12 to 7.57

Assets, end of year $ (000s)                11,911           11,082           9,374            3,148               3,514

Investment income ratio*                      0.00%            0.00%              c             0.00%               0.20%
Expense ratio, lowest to highest**   0.00% to 0.63%   0.00% to 0.63%  0.00% to 0.63%   0.00% to 0.63%      0.00% to 0.60%
Total return, lowest to highest*** 12.75% to 13.47% 16.61% to 23.35%  8.76% to 9.45% 47.90% to 48.82% (26.90)% to (8.25)%

--------
^   Renamed on May 2, 2005. Formerly known as Small Cap Emerging Growth Trust.

                                              Sub-Account
                                   --------------------------------
                                         Small Cap Index Trust
                                   --------------------------------
                                      Year Ended      Year Ended
                                      Dec. 31/06     Dec. 31/05 ##
                                   ---------------  ---------------
Units, end of year (000s)                      147               17
                                   ===============  ===============
Unit Fair Value $                   10.56 to 15.48    9.04 to 13.16

Assets, end of year $ (000s)                 1,601              189

Investment income ratio*                      0.56%            0.00%
Expense ratio, lowest to highest**   0.00% to 0.63%   0.00% to 0.63%
Total return, lowest to highest*** 16.89% to 17.64% 16.19% to 16.68%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account UV

10. Financial Highlights

                                             Sub-Account
                                   -------------------------------
                                    Small Cap Opportunities Trust
                                   -------------------------------
                                     Year Ended      Year Ended
                                     Dec. 31/06     Dec. 31/05 ##
                                   --------------  ---------------
Units, end of year (000s)                       1               --
                                   ==============  ===============
Unit Fair Value $                  12.72 to 12.85   11.59 to 11.63

Assets, end of year $(000s)                     7                2

Investment income ratio*                     0.61%            0.00%
Expense ratio, lowest to highest**  0.00% to 0.63%   0.00% to 0.63%
Total return, lowest to highest*** 9.78% to 10.47% 15.86% to 16.32%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                             Sub-Account
                                   -------------------------------
                                           Small Cap Trust
                                   -------------------------------
                                     Year Ended      Year Ended
                                     Dec. 31/06     Dec. 31/05 ##
                                   --------------  ---------------
Units, end of year (000s)                      --               --
                                   ==============  ===============
Unit Fair Value $                  12.19 to 12.32   11.40 to 11.45

Assets, end of year $(000s)                     3                1

Investment income ratio*                     0.00%            0.00%
Expense ratio, lowest to highest**  0.00% to 0.63%   0.00% to 0.63%
Total return, lowest to highest***  6.96% to 7.62% 14.01% to 14.48%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account UV

10. Financial Highlights

                                                                        Sub-Account
                                   -------------------------------------------------------------------------------------
                                                                   Small Cap Value Trust
                                   -------------------------------------------------------------------------------------
                                      Year Ended      Year Ended      Year Ended       Year Ended        Year Ended
                                      Dec. 31/06      Dec. 31/05      Dec. 31/04       Dec. 31/03        Dec. 31/02
                                   ---------------- -------------- ---------------- ---------------- -------------------
Units, end of year (000s)                        53             48               42               41                  23
                                   ================ ============== ================ ================ ===================
Unit Fair Value $                    21.36 to 35.44 18.02 to 29.70   16.59 to 27.18   21.68 to 13.32       16.06 to 9.93

Assets, end of year $ (000s)                  1,407          1,064              844              640                 265

Investment income ratio*                      0.11%          0.14%            0.97%            0.72%               1.26%
Expense ratio, lowest to highest**   0.00% to 0.63% 0.00% to 0.63%   0.00% to 0.63%   0.00% to 0.63%      0.00% to 0.60%
Total return, lowest to highest*** 18.58% to 19.32% 8.53% to 14.0% 24.59% to 25.37% 37.11% to 37.97% (13.93)% to (4.48)%

                                              Sub-Account
                                   ---------------------------------
                                       Small Company Value Trust
                                   ---------------------------------
                                      Year Ended      Year Ended
                                      Dec. 31/06     Dec. 31/05 ##
                                   ---------------- ----------------
Units, end of year (000s)                         4               --
                                   ================ ================
Unit Fair Value $                    13.27 to 13.41   11.56 to 11.61

Assets, end of year $ (000s)                     58               --

Investment income ratio*                      0.11%            0.00%
Expense ratio, lowest to highest**   0.00% to 0.63%   0.00% to 0.63%
Total return, lowest to highest*** 14.79% to 15.50% 15.58% to 16.07%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account UV

10. Financial Highlights

                                            Sub-Account
                                   -----------------------------
                                       Strategic Bond Trust
                                   -----------------------------
                                     Year Ended    Year Ended
                                     Dec. 31/06   Dec. 31/05 ##
                                   -------------- --------------
Units, end of year (000s)                      23             --
                                   ============== ==============
Unit Fair Value $                  10.87 to 10.99 10.22 to 10.27

Assets, end of year $ (000s)                  255              4

Investment income ratio*                    6.86%          0.00%
Expense ratio, lowest to highest** 0.00% to 0.63%    0.625 to 0%
Total return, lowest to highest*** 6.37% to 7.05% 2.22% to 2.66%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                            Sub-Account
                                   -----------------------------
                                      Strategic Income Trust
                                   -----------------------------
                                     Year Ended    Year Ended
                                     Dec. 31/06   Dec. 31/05 ##
                                   -------------- --------------
Units, end of year (000s)                      --             --
                                   ============== ==============
Unit Fair Value $                  10.59 to 10.70 10.24 to 10.28

Assets, end of year $ (000s)                    3             --

Investment income ratio*                    5.43%          0.15%
Expense ratio, lowest to highest** 0.00% to 0.63% 0.00% to 0.63%
Total return, lowest to highest*** 3.41% to 4.08% 2.39% to 2.83%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account UV

10. Financial Highlights

                                             Sub-Account
                                   -------------------------------
                                        Strategic Value Trust
                                   -------------------------------
                                      Year Ended     Year Ended
                                    Dec. 31/06 (o)  Dec. 31/05 ##
                                   ---------------- --------------
Units, end of year (000s)                        --             --
                                   ================ ==============
Unit Fair Value $                    11.62 to 11.74 10.46 to 10.51

Assets, end of year $ (000s)                     --             --

Investment income ratio*                      4.39%          0.00%
Expense ratio, lowest to highest**   0.00% to 0.63% 0.00% to 0.63%
Total return, lowest to highest*** 11.08% to 11.71% 4.62% to 5.05%
--------
(o) Terminated as investment option and funds transferred to Large Cap Value Trust on December 4, 2006.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                            Sub-Account
                                   -----------------------------
                                        Total Return Trust
                                   -----------------------------
                                     Year Ended    Year Ended
                                     Dec. 31/06   Dec. 31/05 ##
                                   -------------- --------------
Units, end of year (000s)                      31             11
                                   ============== ==============
Unit Fair Value $                  11.13 to 11.39 10.81 to 10.99

Assets, end of year $ (000s)                  355            120

Investment income ratio*                    3.27%          0.00%
Expense ratio, lowest to highest** 0.00% to 0.63% 0.00% to 0.63%
Total return, lowest to highest*** 3.01% to 3.67% 1.00% to 1.42%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account UV

10. Financial Highlights

                                              Sub-Account
                                   ---------------------------------
                                    Total Stock Market Index Trust
                                   ---------------------------------
                                      Year Ended      Year Ended
                                      Dec. 31/06     Dec. 31/05 ##
                                   ---------------- ----------------
Units, end of year (000s)                        32               31
                                   ================ ================
Unit Fair Value $                    13.58 to 46.25   11.85 to 40.10

Assets, end of year $ (000s)                    733              585

Investment income ratio*                      0.97%            0.00%
Expense ratio, lowest to highest**   0.00% to 0.63%   0.00% to 0.63%
Total return, lowest to highest*** 14.61% to 15.33% 10.67% to 11.14%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                                  Sub-Account
                             --------------------------------------------------------------------------------------
                                                            Turner Core Growth Trust
                             --------------------------------------------------------------------------------------
                               Year Ended      Year Ended       Year Ended       Year Ended         Year Ended
                               Dec. 31/06      Dec. 31/05       Dec. 31/04       Dec. 31/03         Dec. 31/02
                             -------------- ---------------- ---------------- ---------------- --------------------
Units, end of year (000s)                25               22               12               21                   15
                             ============== ================ ================ ================ ====================
Unit Fair Value $            22.61 to 26.80   20.84 to 24.69   19.07 to 18.30   17.25 to 16.47       13.38 to 12.71

Assets, end of year $ (000s)            572              454              215              343                  192

Investment income ratio*              0.58%            0.60%            0.24%            0.27%                0.18%
Expense ratio, lowest to
  highest**                  0.00% to 0.63%   0.00% to 0.63%   0.05% to 0.60%   0.00% to 0.60%       0.00% to 0.60%
Total return, lowest to
  highest***                 7.84% to 8.52% 13.21% to 17.20% 10.53% to 11.14% 33.79% to 34.51% (23.76)% to (24.24)%

                     John Hancock Variable Life Account UV

10. Financial Highlights

                                            Sub-Account
                                   -----------------------------
                                          U.S. Core Trust
                                   -----------------------------
                                     Year Ended    Year Ended
                                   Dec. 31/06 (i) Dec. 31/05 ##
                                   -------------- --------------
Units, end of year (000s)                      --              1
                                   ============== ==============
Unit Fair Value $                  11.37 to 11.49 10.48 to 10.52

Assets, end of year $ (000s)                    2             --

Investment income ratio*                    0.94%          0.00%
Expense ratio, lowest to highest** 0.00% to 0.63% 0.00% to 0.63%
Total return, lowest to highest*** 8.58% to 9.26% 4.75% to 5.19%
--------
(i) Renamed on May 1, 2006. Formerly known as Growth & Income Trust.
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                            Sub-Account
                                   --------------------------------
                                   U.S. Global Leaders Growth Trust
                                   --------------------------------
                                     Year Ended      Year Ended
                                     Dec. 31/06     Dec. 31/05 ##
                                    --------------  --------------
Units, end of year (000s)                       1                4
                                    ==============  ==============
Unit Fair Value $                  10.99 to 11.10   10.86 to 10.90

Assets, end of year $ (000s)                   16               48

Investment income ratio*                    0.00%            1.03%
Expense ratio, lowest to highest** 0.00% to 0.63%   0.00% to 0.63%
Total return, lowest to highest*** 1.17% to 1.81%   8.59% to 9.03%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account UV

10. Financial Highlights

                                            Sub-Account
                                   --------------------------------
                                   U.S. Government Securities Trust
                                   --------------------------------
                                     Year Ended       Year Ended
                                     Dec. 31/06       Dec. 31/05
                                   ---------------- ---------------
Units, end of year (000s)                      --               --
                                    ==============  ==============
Unit Fair Value $                  10.43 to 12.24   10.05 to 11.72

Assets, end of year $ (000s)                    2               --

Investment income ratio*                    4.41%            0.00%
Expense ratio, lowest to highest** 0.00% to 0.63%   0.00% to 0.63%
Total return, lowest to highest*** 3.74% to 4.39%   0.52% to 0.96%

                                             Sub-Account
                                   --------------------------------
                                         U.S. Large Cap Trust
                                   --------------------------------
                                     Year Ended      Year Ended
                                     Dec. 31/06     Dec. 31/05 ##
                                   --------------- ----------------
Units, end of year (000s)                       --               --
                                   =============== ================
Unit Fair Value $                   12.28 to 12.41   11.16 to 11.21

Assets, end of year $ (000s)                     1               --

Investment income ratio*                     0.00%            0.00%
Expense ratio, lowest to highest**  0.00% to 0.63%   0.00% to 0.63%
Total return, lowest to highest*** 9.99% to 10.68% 11.62% to 12.09%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account UV

10. Financial Highlights

                                              Sub-Account
                                   ---------------------------------
                                            Utilities Trust
                                   ---------------------------------
                                      Year Ended      Year Ended
                                      Dec. 31/06     Dec. 31/05 ##
                                   ---------------- ----------------
Units, end of year (000s)                        12               10
                                   ================ ================
Unit Fair Value $                    15.01 to 15.17   11.53 to 11.57

Assets, end of year $ (000s)                    179              115

Investment income ratio*                      2.18%            0.00%
Expense ratio, lowest to highest**   0.00% to 0.63%   0.00% to 0.63%
Total return, lowest to highest*** 30.25% to 31.06% 15.25% to 15.73%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                              Sub-Account
                                   ---------------------------------
                                              Value Trust
                                   ---------------------------------
                                      Year Ended      Year Ended
                                      Dec. 31/06     Dec. 31/05 ##
                                   ---------------- ----------------
Units, end of year (000s)                        --               --
                                   ================ ================
Unit Fair Value $                    13.76 to 13.90   11.44 to 11.48

Assets, end of year $ (000s)                      6               --

Investment income ratio*                      0.00%            0.00%
Expense ratio, lowest to highest**   0.00% to 0.63%   0.00% to 0.63%
Total return, lowest to highest*** 20.28% to 21.03% 14.36% to 14.84%
--------
## Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                     John Hancock Variable Life Account UV

--------
(*) These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees and expenses assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. These ratios exclude those expenses, such as mortality and expense risk charges that result in direct reductions in unit values. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.
(**) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Trust portfolio are excluded.
(***)These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                     John Hancock Variable Life Account UV

11.Details of Dividend Income

The Dividend Income reported in the Statements of Operations and Changes in Contract Owners' Equity is comprised of distributions received from the underlying Portfolios as follows:

                                    Dividend Income Distribution Capital Gain Distribution         Total
                                    ---------------------------- ------------------------- ----------------------
Sub-account                            2006           2005          2006         2005         2006        2005
-----------                         -------------- ------------- ------------ ------------ ----------- ----------
500 Index Trust B                   $1,049,005     $  409,998            --   $1,061,402   $ 1,049,005 $1,471,400
Active Bond Trust                    2,806,208      1,329,617            --      241,781     2,806,208  1,571,398
AIM V.I. Capital Development
  Series 2 Trust                            --             --            --           --            --         --
AIM V.I. Premier Equity Series 1
  Trust                                     --             --            --           --            --         --
All Asset Trust                          1,970            650           102           98         2,072        748
All Cap Core Trust                       1,709             --            --           --         1,709         --
All Cap Growth Trust                        --             --            --           --            --         --
All Cap Value Trust                        152             --         3,183           --         3,335         --
American Blue Chip Income & Growth
  Trust                                      4             --            15           --            19         --
American Bond Trust                         --             --            --           --            --         --
American Growth Trust                      364             --           774           --         1,138         --
American Growth-Income Trust               402             --            43           --           445         --
American International Trust               183             --           211           --           394         --
Blue Chip Growth Trust                 132,502             --            --           --       132,502         --
Bond Index Trust B                     437,733        192,437            --           --       437,733    192,437
Brandes International Equity Trust      77,305         63,339       475,701      252,245       553,006    315,584
Business Opportunity Value Trust           238            178         3,673        2,267         3,911      2,445
Capital Appreciation Trust                  --             --         5,634           --         5,634         --
Classic Value Trust                      2,034            657         3,838        5,206         5,872      5,863
Core Equity Trust                           --             --           221           --           221         --
CSI Equity Trust                        20,746         10,509        14,192       36,501        34,938     47,010
Dynamic Growth Trust                        --             --            --           --            --         --
Earnings Growth Trust                       --         19,161            --      387,852            --    407,013
Emerging Growth Trust                       --             --        31,184           --        31,184         --
Emerging Small Company Trust                --             --           129           --           129         --
Equity-Income Trust                    655,247             --     2,606,657           --     3,261,904         --
Fidelity VIP II Contrafund (SC)
  Trust                                     --          1,084            --           99            --      1,183
Fidelity VIP II Growth (SC) Trust           --          1,281            --           --            --      1,281
Fidelity VIP II Overseas (SC) Trust         --            691            --          622            --      1,313
Financial Industries Trust                  --            217            --        1,452            --      1,669
Financial Services Trust                   388             --             2           --           390         --
Frontier Capital Appreciation Trust         --             --       221,251      134,409       221,251    134,409
Fundamental Value Trust                     --         22,283            --      259,890            --    282,173
Fundamental Value Trust Series 0           213             --           815           --         1,028         --
Global Bond Trust                           --         59,302            --        6,496            --     65,798
Global Bond Trust Series 0                  --             --        27,364           --        27,364         --
Global Trust                             1,500             --            --           --         1,500         --
Growth & Income Trust                1,073,233        326,711    11,328,069    8,251,311    12,401,302  8,578,022
Health Sciences Trust                       --             45            --       10,619            --     10,664
Health Sciences Trust Series 0              --             --        17,400           --        17,400         --
High Yield Bond Trust                       --         27,018            --           --            --     27,018
High Yield Trust                        74,850             --            --           --        74,850         --

                     John Hancock Variable Life Account UV

11.Details of Dividend Income

The Dividend Income reported in the Statements of Operations and Changes in Contract Owners' Equity is comprised of distributions received from the underlying Portfolios as follows:

                                    Dividend Income Distribution Capital Gain Distribution        Total
                                    ---------------------------- ------------------------- -------------------
Sub-account                             2006          2005           2006         2005         2006      2005
-----------                         --------------- ------------ ------------ ------------ --------- ---------
International Core Trust                   26            --            196           --          222        --
International Equity Index Trust B    176,093       180,114        172,216    1,300,475      348,309 1,480,589
International Opportunities Trust         134            --          1,077           --        1,211        --
International Small Cap Trust             127            --             --           --          127        --
International Value Trust               5,471            --         12,855           --       18,326        --
Investment Quality Bond Trust           8,834            --             --           --        8,834        --
Janus Aspen Global Technology (SC)
  Trust                                    --            --             --           --           --        --
Janus Aspen Worldwide Growth (SC)
  Trust                                    --            --             --           --           --        --
Large Cap Growth Trust                     --        23,654             --           --           --    23,654
Large Cap Growth Trust Series 0       139,238            --             --           --      139,238        --
Large Cap Trust                            20            --            114           --          134        --
Large Cap Value Trust                      --       158,365             --      941,138           -- 1,099,503
Large Cap Value Trust Series 0            859            --         13,919           --       14,778        --
Lifestyle Aggressive Trust              1,264            --          3,345           --        4,609        --
Lifestyle Balanced Trust               63,169           463         73,813           --      136,982       463
Lifestyle Conservative Trust                9            --             --           --            9        --
Lifestyle Growth Trust                 94,126           608        106,855           --      200,981       608
Lifestyle Moderate Trust                4,051            --          3,958           --        8,009        --
Managed Trust                       1,242,079       502,284      5,559,735    1,712,756    6,801,814 2,215,040
MFS Investors Growth Stock Series
  (IC) Trust                               --           289             --           --           --       289
MFS New Discovery Series (IC) Trust        --            --             --           --           --        --
MFS Research Series (IC) Trust             --         1,021             --           --           --     1,021
Mid Cap Core Trust                      2,559            --         33,469           --       36,028        --
Mid Cap Growth Trust                       --            --             --      416,087           --   416,087
Mid Cap Index Trust                       898            --          6,023           --        6,921        --
Mid Cap Stock Trust                        --            --        605,413           --      605,413        --
Mid Cap Value Trust                       108            --          2,336           --        2,444        --
Mid Value Trust                        36,302         4,849        917,380      160,702      953,682   165,551
Money Market Trust B                  883,990       503,530             --           --      883,990   503,530
Natural Resources Trust                   897            --         28,311           --       29,208        --
Overseas Equity Trust                 380,154       184,231      1,450,235      807,503    1,830,389   991,734
Pacific Rim Trust                       1,109            --             --           --        1,109        --
Quantitative All Cap Trust                 38             4            197           23          235        27
Quantitative Mid Cap Trust                 --            --          5,870           --        5,870        --
Quantitative Value Trust                   --            --              1           --            1        --
Real Estate Equity Trust                   --       149,760             --      904,434           -- 1,054,194
Real Estate Securities Trust          429,486            --      3,993,403           --    4,422,889        --
Real Return Bond Trust                  2,356            --          1,744           --        4,100        --
Science & Technology Trust                 --            --             --           --           --        --
Short-Term Bond Trust                 222,044       102,393             --           --      222,044   102,393
Small Cap Growth Trust                     --            --             --      232,151           --   232,151
Small Cap Index Trust                   6,419            --         32,481           --       38,900        --

                     John Hancock Variable Life Account UV

11.Details of Dividend Income

The Dividend Income reported in the Statements of Operations and Changes in Contract Owners' Equity is comprised of distributions received from the underlying Portfolios as follows:

                                    Dividend Income Distribution Capital Gain Distribution     Total
                                    ---------------------------- ------------------------- --------------
Sub-account                             2006           2005       2006          2005        2006    2005
-----------                         -------------- ------------- ------------- ----------- ------- ------
Small Cap Opportunities Trust            33            --            114           --          147     --
Small Cap Trust                          --            --            281           --          281     --
Small Cap Value Trust                 1,328         1,392        213,619       13,130      214,947 14,522
Small Company Value Trust                55            --          7,172           --        7,227     --
Strategic Bond Trust                 12,666            --             --           --       12,666     --
Strategic Income Trust                   77             8             --            1           77      9
Strategic Value Trust                    29            --            264           --          293     --
Total Return Bond Trust                  --         1,545             --          996           --  2,541
Total Return Trust                    9,512            --             --           --        9,512     --
Total Stock Market Index Trust        6,345            --          3,262           --        9,607     --
Turner Core Growth Trust              3,313         1,809         21,766           --       25,079  1,809
U.S. Core Trust                          10            --             98           --          108     --
U.S. Global Leaders Growth Trust          4           105          1,053          814        1,057    919
U.S. Government Securities Trust         68            --             --           --           68     --
U.S. Large Cap Trust                      1            --             --           --            1     --
Utilities Trust                       2,915            --         14,964           --       17,879     --
Value Trust                              --            --             --           --           --     --

Part C: Other Information


Item 27. Exhibits

     (a) John Hancock Board Resolution establishing the separate account. Incorporated by reference to post-effective amendment no. 3 file number 33-63842 filed with the Commission on March 6, 1996.

     (b) Not Applicable.

     (c) (1) Master Distribution and Servicing Agreement dated May 1, 2006 . Incorporated by reference to post-effective amendment number 10 file number 333-42378 filed with the Commission in April, 2007.

     (2) Form of General Agent Selling Agreement between John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company, John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York and John Hancock Distributors LLC. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

     (d)(1) Form of flexible premium variable life insurance policy. Incorporated by reference to pre-effective amendment no. 1 file number 333-55172 filed with the Commission on June 27, 2001.

     (e) Forms of application for Policy. Incorporated by reference to pre-effective amendment no. 1 file number 33-64364 filed with the Commission on October 29, 1993.

     (f)(1) John Hancock's Restated Articles of Organization. Incorporated by reference to post-effective amendment no. 10 file number 333-76662 filed with the Commission on March 7, 2001.

     (2) John Hancock's Articles of Amendment. Incorporated by reference to pre-effective amendment no.1 file number 333-91448 filed with the Commission on September 23, 2002.

     (3) John Hancock's Articles of Amendment dated February 18, 2005. Incorporated by reference to post-effective amendment number 9, Exhibit 27(f)(iii), file number 333-42378 filed with the Commission on May 1, 2006.

     (4) John Hancock's Amended And Restated By-Laws. Incorporated by reference to the Annual Report filed on Form 10-K file number 333-45862 filed with the Commission on March 27, 2002.

     (5) John Hancock's Amended And Restated By-Laws dated July 1, 2004. Incorporated by reference to post-effective amendment number 9, Exhibit 27(f)(v), file number 333-42378 filed with the Commission on May 1, 2006.

     (g) The Depositor maintains reinsurance arrangements in the normal course of business, none of which are material.

     (h)(1) Participation Agreement by and among the World Insurance Trust, First Dominion Capital Corporation, CSI Capital Management, Inc., and John Hancock Life Insurance Company. Incorporated by reference to post-effective amendment no. 4 file number 333-52128 filed with the Commission on September 12, 2002.

     (2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust dated April 20, 2005. Incorporated by reference to pre-effective amendment number 1 file number 333-126668 filed on October 12, 2005.

     (3) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

     (4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

     (i) Service Agreement between John Hancock Life Insurance Company and The Manufacturers Life Insurance Company (U.S.A.) dated April 28, 2004 . Incorporated by reference to post-effective amendment number 10 file number 333-42378 filed with the Commission in April, 2007.

     (j) Not Applicable.

     (k) Opinion and consent of counsel as to securities being registered. Incorporated by reference to pre-effective amendment no. 1 file number 33-64364 filed with the Commission on October 29, 1993.

     (l) Not Applicable.

     (m) Not Applicable.

     (n) Consents of Independent Registered Public Accounting Firm, filed herewith.

     (n) (1) Opinion of Counsel as to the eligibility of this post-effective amendment pursuant to Rule 485(b), filed herewith.

     (o) Not Applicable.

     (p) Not Applicable.

     (q) Memorandum describing John Hancock and JHVLICO's issuance, transfer and redemption procedures for policies pursuant to Rule 6e3(T)(b)(12)(iii). Incorporated by reference to post-effective amendment no. 2 file number 33-76662 filed with the Commission on April 19, 1996.

     Powers of Attorney

     (i) Powers of Attorney for John D. DesPrezIII, James R. Boyle, Jonathan Chiel, and Warren A. Thomson incorporated by reference to post-effective amendment number 4 file number 333-111383 filed with the Commission on May 1, 2006. .

     (ii) Powers of Attorney for Hugh McHaffie and Lynne Patterson filed herewith.


Item 28. Directors and Officers of the Depositor

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY as of April 1,
2007


DIRECTORS
John D. DesPrez, III*           Chairman, President and Chief Executive Officer
James R. Boyle*                 Executive Vice President
Jonathan Chiel*                 Executive Vice President and General Counsel
Hugh McHaffie*                  Executive Vice President
Lynne Patterson*                Senior Vice President and Chief Financial Officer
                                Executive Vice President and Chief Investment Officer - US
Warren Thomson***               Investments
EXECUTIVE VICE PRESIDENTS
Robert T. Cassato*
SENIOR VICE PRESIDENTS
Marc Costantini*
Donna Driscoll* ..........
Steven Finch***** ........
James D. Gallagher*
Patrick Gill* ............      and Controller
Peter Gordon*** ..........
Scott S. Hartz**
Gregory Mack
Ronald J. McHugh***
Laura A. Moore** .........
John Ostler*****
Diana L. Scott*
Alan R. Seghezzi** .......      and Counsel
Bruce R. Speca* ..........
Ivor J. Thomas***
John G. Vrysen**
VICE PRESIDENTS
Loida R. Abraham**
Emanuel Alves* ...........      Counsel, and Corporate Secretary
Roy V. Anderson******
Susan Bellingham******
Wendy A. Benson**
Arnold Bergman* ..........
Stephen J. Blewitt**
Robert Boyda*
George H. Braun**
James Brockelman*
John Burrow*** ...........
William Burrow*
Tyler Carr*
Philip Clarkson** ........      and Counsel

John J. Danello*
Willma Davis**
Peter de Vries*** ............
Brent Dennis**
Lynn L. Dyer** ...............      Counsel and Chief Compliance Officer - U.S. Investment
John Egbert*
Edward Eng******
Paul C. English***
James E. Enterkin, Jr. .......
Patrick Flynn*****
Carol Nicholson Fulp* ........
Paul Gallagher**
Richard Harris*****
Kevin Hill*
E. Kendall Hines**
James C. Hoodlet***                 and Counsel
Naveed Irshad**
Roy Kapoor******
Mitchell Karman**                   Chief Compliance Officer
Frank Knox*                         Chief Compliance Officer - Retail Funds/Separate Accounts
Jonathan Kutrubes*
Cynthia Lacasse**
Robert Leach*
David Libbey*
David Longfritz*
Katherine MacMillan******
Janis K. McDonough**
William McPadden**
John Maynard**
Peter J. Mongeau**
Curtis Morrison***
Colm D. Mullarkey***
Scott Navin***
Nina Nicolosi*
Kenneth V. Nordstrom**
Jacques Ouimet******
Phillip J. Peters**
Steven Pinover*
Deborah A. Poppel**
Jonathan Porter***** .........
Krishna Ramdial****** ........
S. Mark Ray**
Jill Rebman*****
Karl G. Reinhold**
Mark Rizza*
Andrew Ross******
George Rothauser******
Thomas Samoluk*
Margo Sammons*****
Gordon Shone*
Jonnie Smith*
Yiji S. Starr*
Michael H. Studley*** ........      and Counsel
Brooks E. Tingle**
Dennis Turner*****
Henry Wong** .................
Randy Zipse***

     * Principal business office is 601 Congress Street, Boston, MA 02110

     **Principal business office is 197 Clarendon Street, Boston, MA 02117

     ***Principal business office is 200 Clarendon Street, Boston, MA 02117

     **** Principal business office is 380 Stuart Street, Boston, MA 02116

     ***** Principal business office is 200 Bloor Street, Toronto, Canada
   M4W1E5

     ****** Principal business office is 250 Bloor Street, Toronto, Canada
   M4W1E5


Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Registrant is a separate account of John Hancock, operated as a unit investment trust. Registrant supports benefits payable under John Hancock's variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Trust and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the "series" type.

A list of persons directly or indirectly controlled by or under common contract with John Hancock as of December 31, 2006 appears below:

     Subsidiary Name

     AIMV, LLC
American Annuity Agency of Texas, Inc.
Ameritex Insurance Services, Inc..
Baystate Investments, LLC
Brazilian Power Development, LLC
Britama Credit Sdn Bhd
Britama Properties Sdn Bhd
British American Investments Pte Ltd.
CBPF Equity Holdings LLC
CEEP Equity Holdings LLC
Declaration Management & Research LLC
EIF Equity Holdings LLC
Essex Agency of Texas, Inc.
Essex Brokerage Services, Inc.
Essex Corporation (NY)
Essex Corporation of Illinois
Essex Holding Company, Inc.
Frigate, LLC
Fusion Clearing, Inc.
Hancock Capital Management, LLC
Hancock Forest Management Limited
Hancock Forest Management, Inc.
Hancock Mezzanine Investments, LLC
Hancock Mezzanine Investments II, LLC
Hancock Mezzanine Investments III, LLC
Hancock Natural Resource Group Australia Pty Limited
Hancock Natural Resource Group, Inc.
Hancock Venture Partners, Inc.
HVP Special Purpose Sub I, Inc.
HVP Special Purpose Sub II, Inc.
HVP-Russia, Inc.
Independence Declaration Holdings LLC
International Forest Investments Ltd.
JH Networking Insurance Agency, Inc.
JHFS One Corp.
John Hancock Advisers LLC
John Hancock Assignment Company
John Hancock Canadian Capital Limited
John Hancock Canadian Corporation
John Hancock Canadian Holdings Limited
John Hancock Canadian LLC
John Hancock Energy Resources Management Inc.
John Hancock Financial Network, Inc.
John Hancock Funds LLC
John Hancock Insurance Company of Vermont

John Hancock International Holdings, Inc.
John Hancock International, Inc.
John Hancock Investment Management Services, LLC
John Hancock Leasing Corporation
John Hancock Life Insurance Company
John Hancock Management Company
John Hancock Property and Casualty Holding Company
John Hancock Real Estate Finance, Inc.
John Hancock Realty Advisors, Inc.
John Hancock Realty Management Inc.
John Hancock Reassurance Company, Ltd.
John Hancock Signature Services, Inc.
John Hancock Subsidiaries LLC
John Hancock Tianan Life Insurance Company
John Hancock Timber Resource Corporation
John Hancock Variable Life Insurance Company
Long Term Care Partners LLC
LR Company, LLC
LVI, LLC
Manulife Insurance (Malaysia) Berhad
Manulife Insurance Company
MFC Global Investment Management (U.S.A.) LLC
New Amsterdam Insurance Agency, Inc.
Old Maritime Corporation
P.T. Asuransi Jiwa John Hancock IndonesiaP.T. Indras Insan Jaya Utama P.T. Timber Inc.
Provident Insurance Center, Inc.
PTPC Investor LLC
REEF Equity Holdings LLC
San Jacinto Insurance Agency, Inc.
Signator Insurance Agency, Inc.
Signator Investors, Inc.
Signature Management Co., Ltd.
The Berkeley Financial Group LLC
The E-Software House Sdn Bhd
Viking Timber Management New Zealand Limited
Viking Timber Gerenciamento De Florestas Do Brasil


Item 30. Indemnification

     The Form of Selling Agreement or Service Agreement between John Hancock Distributors, LLC and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless John Hancock Distributors, LLC and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney's fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.


Item 31. Principal Underwriter

     (a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC ("JHD LLC"), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.


Name of Investment Company ........................      Capacity in Which Acting
John Hancock Variable Life Separate Account S .....      Principal Underwriter
John Hancock Variable Life Separate Account U .....      Principal Underwriter
John Hancock Variable Life Separate Account V .....      Principal Underwriter
John Hancock Variable Life Separate Account UV ....      Principal Underwriter
John Hancock Variable Annuity Separate Account I ..      Principal Underwriter
John Hancock Variable Annuity Separate Account JF .      Principal Underwriter
John Hancock Variable Annuity Separate Account U ..      Principal Underwriter
John Hancock Variable Annuity Separate Account V ..      Principal Underwriter

John Hancock Variable Annuity Separate Account H       Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account A ..............................      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account N ..............................      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account H ..............................      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account I ..............................      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account J ..............................      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account K ..............................      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account M ..............................      Principal Underwriter
John Hancock Life Insurance Company of New York
Separate Account B ..............................      Principal Underwriter
John Hancock Life Insurance Company of New York
Separate Account A ..............................      Principal Underwriter

     (b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JHD LLC and the following comprise the Board of Managers and officers of JHD LLC as of April 1, 2007.


Name                                   Title
---------------------------------      -----------------------------------------------------------
Marc Costantini* ................      Chairman
Steve Finch**** .................      President and Chief Executive Officer
Kevin Hill * ....................      Senior Vice President, U.S. Annuities and Managed Accounts
Katherine MacMillan***** ........      Senior Vice President, Retirement Plan Services
Christopher Walker**** ..........      Vice President and Chief Compliance Officer
Marc Costantini* ................      Chairman
Steve Finch**** .................      President and CEO
James C. Hoodlet*** .............      Secretary and General Counsel
Kevin Hill* .....................      Senior Vice President, U.S. Annuities and Managed Accounts
Katherine MacMillan***** ........      Senior Vice President, Retirement Plan Services
Christopher M. Walker**** .......      Vice President and Chief Compliance Officer
Brian Collins**** ...............      Vice President, U.S. Taxation
Philip Clarkson*** ..............      Vice President, U.S. Taxation
Jeffrey H. Long* ................      Chief Financial Officer and Financial Operations Principal
David Crawford**** ..............      Assistant Secretary

*Principal Business Office is 601 Congress Street, Boston, MA 02210

**Principal Business Office is 197 Clarendon Street, Boston, MA 02116

***Principal Business Office is 200 Clarendon Street, Boston, MA 02116

****Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

*****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

     (c) John Hancock Distributors, LLC


     The information contained in the section titled "Principal Underwriter and Distributor" in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to Item 31.(c)(2-5).


Item 32. Location of Accounts and Records

     The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, John Hancock Place, Boston, Massachusetts 02117, serves as Registrant's distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, canceled stock certificates. John Hancock Life Insurance Company (at the same address), in its capacity as Registrant's depositor keeps all other records required by Section 31 (a) of the Act.

Item 33. Management Services

     All management services contracts are discussed in Part A or Part B.


Item 34. Fee Representation

     Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

     The John Hancock Life Insurance Company hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this post-effective amendment to the Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, as of the 25th day of April, 2007.

                           JOHN HANCOCK VARIABLE LIFE
                              SEPARATE ACCOUNT UV
                                  (Registrant)

                      JOHN HANCOCK LIFE INSURANCE COMPANY


                          By: /s/ John D. DesPrez III
                              ------------------
                              John D. DesPrez III
                          Principal Executive Officer

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                  (Depositor)

                          By: /s/ John D. DesPrez III
                              ------------------
                              John D. DesPrez III

                          Principal Executive Officer

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration
Statement has been signed by the following persons in the capacities indicated as of the 25th day of April, 2007.


Signatures                            Title
/s/ Patrick Gill                      Senior Vice President and Controller
------------------------------
Patrick Gill
/s/ Lynne Patterson                   Director, Senior Vice President and Chief Financial Officer
------------------------------
Lynne Patterson
*                                     Director
------------------------------
John D. DesPrez III
*                                     Director
------------------------------
James R. Boyle
*                                     Director
------------------------------
Jonathan Chiel
*                                     Director
------------------------------
Hugh McHaffie
*                                     Director
------------------------------
Warren A. Thomson
/s/James C. Hoodlet
------------------------------
James C. Hoodlet

Pursuant to Power of Attorney

                    Prospectus Supplement Dated May 1, 2007

     This prospectus supplement is distributed to policy owners of variable life insurance policies issued by John Hancock Life Insurance Company ("John Hancock") and offering interests in John Hancock Variable Life Account UV (the "Account" or "Separate Account").

     This supplement describes the changes that have been made in the product prospectuses pertaining to variable investment options that are available. Please note that certain of the investment options described in this prospectus supplement may not be available to you under your policy.



1. The prospectus for the "Annual Premium Variable Life" product is amended to replace the list of available investment options on page 1 of the product prospectus with the following:

International Equity Index B
Blue Chip Growth
Real Estate Securities

Growth & Income
Managed

Active Bond
Money Market B


2. The prospectuses for the "Medallion Variable Life," "Flex-V1" and "Flex-V2" products are amended to replace the list of available investment options on page 1 of the product prospectus with the following:

Emerging Markets Value
Small Cap Growth
Mid Cap Stock
International Equity Index B
Overseas Equity
Mid Cap Intersection
Capital Appreciation
Blue Chip Growth

Real Estate Securities
Mid Value
Growth & Income
500 Index B
Equity-Income
Managed
High Yield
Global Bond

Bond Index B
Active Bond
Short-Term Bond
Money Market B
Lifestyle Growth
Lifestyle Balanced
Lifestyle Moderate

3. The prospectuses for the "Performance Survivorship Variable Universal Life," "Medallion Variable Universal Life Edge," "Medallion Variable Universal Life Edge II," "Medallion Variable Universal Life Plus," "Variable Estate Protection," "Variable Estate Protection Plus," "Performance Executive Variable Life" and "Variable Estate Protection Edge" products are amended to replace the list of available investment options on page 1 of the product prospectus with the following:

Science & Technology
Emerging Markets Value
Pacific Rim
Health Sciences
Emerging Growth
Small Cap Growth
Emerging Small Company
Small Cap
Small Cap Index
Dynamic Growth
Mid Cap Stock
Natural Resources
All Cap Growth
Financial Services
International Opportunities
International Small Cap
International Equity Index B
Overseas Equity
American International
International Value
International Core
Quantitative Mid Cap
Mid Cap Index
Mid Cap Intersection
Global
Capital Appreciation
American Growth

U.S. Global Leaders Growth
Quantitative All Cap
All Cap Core
Total Stock Market Index
Blue Chip Growth
U.S. Large Cap
Core Equity
Large Cap Value
Classic Value
Utilities
Real Estate Securities
Small Cap Opportunities
Small Cap Value
Small Company Value
Special Value
Mid Value
Mid Cap Value
Value
All Cap Value
Growth & Income
500 Index B
Fundamental Value
U.S. Core
Large Cap
Quantitative Value
American Growth-Income

Equity-Income
American Blue Chip Income and Growth
Income & Value
Managed
PIMCO VIT All Asset
Global Allocation
High Yield
U.S. High Yield Bond
Strategic Bond
Strategic Income
Global Bond
Investment Quality Bond
Total Return
American Bond
Real Return Bond
Bond Index B
Core Bond
Active Bond
U.S. Government Securities
Short-Term Bond
Money Market B
Lifestyle Aggressive
Lifestyle Growth
Lifestyle Balanced
Lifestyle Moderate
Lifestyle Conservative

4. The last two tables appearing in the section entitled "Fee Tables" are deleted and the following substituted in their place. Please note that certain of the investment options described in these tables may not be available to you under your policy.

     The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

            Total Annual Portfolio Operating Expenses                   Minimum        Maximum
 Range of expenses, including management fees, distribution and/
                                                                       0.49%          1.49%
 or service (12b-1) fees, and other expenses

     The next table describes the fees and expenses for each class of shares of each portfolio underlying a variable investment option offered through this prospectus. None of the portfolios charge a sales load or surrender fee. The fees and expenses do not reflect the fees and expenses of any variable insurance contract or qualified plan which may use the portfolio as its underlying investment medium. Except for the American International, American Growth, American Growth-Income, American Blue Chip Income and Growth, American Bond and PIMCO VIT All Asset portfolios, all of the portfolios shown in the table are NAV class shares that are not subject to Rule 12b-1 fees. Except as indicated in the footnotes appearing at the end of the table, the expense ratios are based upon the portfolio's actual expenses for the year ended December 31, 2006.

     Portfolio Annual Expenses
(as a percentage of portfolio average net assets, rounded to two decimal places)

                                                 Management        12b-1          Other              Total
Portfolio                                           Fees            Fees        Expenses        Annual Expenses
------------------------------------------      ------------      -------      ----------      ----------------
 Science & TechnologyA ...................      1.05%             0.00%        0.10%           1.15%
 Emerging Markets ValueC .................      0.96%             0.00%        0.16%           1.12%
 Pacific Rim .............................      0.80%             0.00%        0.21%           1.01%
 Health SciencesA ........................      1.05%             0.00%        0.09%           1.14%
 Emerging GrowthB ........................      0.80%             0.00%        0.69%           1.49%
 Small Cap Growth ........................      1.07%             0.00%        0.08%           1.15%
 Emerging Small CompanyD .................      0.97%             0.00%        0.06%           1.03%
 Small Cap ...............................      0.85%             0.00%        0.05%           0.90%
 Small Cap Index .........................      0.48%             0.00%        0.04%           0.52%
 Dynamic GrowthD .........................      0.90%             0.00%        0.06%           0.96%
 Mid Cap Stock ...........................      0.84%             0.00%        0.04%           0.88%
 Natural Resources .......................      1.00%             0.00%        0.06%           1.06%
 All Cap Growth ..........................      0.85%             0.00%        0.05%           0.90%
 Financial Services ......................      0.82%             0.00%        0.04%           0.86%
 International Opportunities .............      0.89%             0.00%        0.11%           1.00%
 International Small Cap .................      0.92%             0.00%        0.19%           1.11%
 International Equity Index BB/E .........      0.54%             0.00%        0.04%           0.58%
 Overseas EquityD ........................      0.99%             0.00%        0.13%           1.12%
 American InternationalF .................      0.50%             0.60%        0.08%           1.18%
 International Value .....................      0.82%             0.00%        0.11%           0.93%
 International Core ......................      0.89%             0.00%        0.10%           0.99%
 Quantitative Mid Cap ....................      0.74%             0.00%        0.13%           0.87%
 Mid Cap Index ...........................      0.48%             0.00%        0.04%           0.52%
 Mid Cap IntersectionC ...................      0.87%             0.00%        0.07%           0.94%
 GlobalB .................................      0.82%             0.00%        0.14%           0.96%
 Capital Appreciation ....................      0.75%             0.00%        0.03%           0.78%
 American GrowthF ........................      0.32%             0.60%        0.05%           0.97%
 U.S. Global Leaders Growth ..............      0.69%             0.00%        0.03%           0.72%
 Quantitative All Cap ....................      0.71%             0.00%        0.05%           0.76%

                                                     Management       12b-1          Other              Total
Portfolio                                               Fees           Fees        Expenses        Annual Expenses
----------------------------------------------      -----------      -------      ----------      ----------------
 All Cap Core ................................      0.78%            0.00%        0.05%           0.83%
 Total Stock Market Index ....................      0.49%            0.00%        0.03%           0.52%
 Blue Chip GrowthA ...........................      0.81%            0.00%        0.02%           0.83%
 U.S. Large Cap ..............................      0.83%            0.00%        0.04%           0.87%
 Core Equity .................................      0.78%            0.00%        0.05%           0.83%
 Large Cap ValueD ............................      0.82%            0.00%        0.06%           0.88%
 Classic Value ...............................      0.80%            0.00%        0.11%           0.91%
 Utilities ...................................      0.83%            0.00%        0.12%           0.95%
 Real Estate Securities ......................      0.70%            0.00%        0.03%           0.73%
 Small Cap Opportunities .....................      0.99%            0.00%        0.03%           1.02%
 Small Cap Value .............................      1.06%            0.00%        0.05%           1.11%
 Small Company ValueA ........................      1.02%            0.00%        0.04%           1.06%
 Special ValueD/E ............................      0.97%            0.00%        0.07%           1.04%
 Mid ValueA ..................................      0.98%            0.00%        0.08%           1.06%
 Mid Cap Value ...............................      0.86%            0.00%        0.04%           0.90%
 Value .......................................      0.74%            0.00%        0.05%           0.79%
 All Cap Value ...............................      0.82%            0.00%        0.05%           0.87%
 Growth & Income .............................      0.67%            0.00%        0.01%           0.68%
 500 Index BB ................................      0.46%            0.00%        0.03%           0.49%
 Fundamental Value ...........................      0.77%            0.00%        0.04%           0.81%
 U.S. Core ...................................      0.76%            0.00%        0.06%           0.82%
 Large CapD ..................................      0.72%            0.00%        0.04%           0.76%
 Quantitative Value ..........................      0.68%            0.00%        0.05%           0.73%
 American Growth-IncomeF .....................      0.27%            0.60%        0.04%           0.91%
 Equity-IncomeA ..............................      0.81%            0.00%        0.03%           0.84%
 American Blue Chip Income & GrowthF .........      0.42%            0.60%        0.05%           1.07%
 Income & Value ..............................      0.79%            0.00%        0.07%           0.86%
 Managed .....................................      0.69%            0.00%        0.03%           0.72%
 PIMCO VIT All AssetG ........................      0.79%            0.25%        0.45%           1.49%
 Global Allocation ...........................      0.85%            0.00%        0.13%           0.98%
 High Yield ..................................      0.66%            0.00%        0.05%           0.71%
 U.S. High Yield Bond ........................      0.73%            0.00%        0.06%           0.79%
 Strategic Bond ..............................      0.68%            0.00%        0.07%           0.75%
 Strategic Income ............................      0.71%            0.00%        0.10%           0.81%
 Global Bond .................................      0.70%            0.00%        0.10%           0.80%
 Investment Quality Bond .....................      0.60%            0.00%        0.07%           0.67%
 Total Return ................................      0.70%            0.00%        0.06%           0.76%
 American BondF ..............................      0.41%            0.60%        0.04%           1.05%
 Real Return BondH ...........................      0.70%            0.00%        0.07%           0.77%
 Bond Index BB ...............................      0.47%            0.00%        0.06%           0.53%
 Core Bond ...................................      0.67%            0.00%        0.12%           0.79%
 Active Bond .................................      0.60%            0.00%        0.04%           0.64%
 U.S. Government SecuritiesD .................      0.61%            0.00%        0.08%           0.69%
 Short-Term Bond .............................      0.58%            0.00%        0.04%           0.62%
 Money Market BB .............................      0.50%            0.00%        0.01%           0.51%
 Lifestyle AggressiveE .......................      0.94%            0.00%        0.02%           0.96%
 Lifestyle GrowthE ...........................      0.91%            0.00%        0.01%           0.92%
 Lifestyle BalancedE .........................      0.88%            0.00%        0.01%           0.89%
 Lifestyle ModerateE .........................      0.85%            0.00%        0.02%           0.87%

                                         Management       12b-1          Other              Total
Portfolio                                   Fees           Fees        Expenses        Annual Expenses
----------------------------------      -----------      -------      ----------      ----------------
 Lifestyle ConservativeE .........      0.82%            0.00%        0.02%           0.84%


A The portfolio manager has voluntarily agreed to waive a portion of its management fee for the Health Sciences, Blue Chip Growth, Mid Value, Small Company Value, Science & Technology, and Equity-Income portfolios. This waiver is based on the combined average daily net assets of these portfolios and the following funds of John Hancock Funds II: Health Sciences, Blue Chip Growth, Mid Value, Small Company Value, Science & Technology and Equity-Income Fund (collectively, the "T. Rowe Portfolios"). The fees shown do not reflect the waiver. For more information, please refer to the prospectus for the underlying portfolios.

The percentage reduction will be as follows:


Combined Average Daily Net                            Fee Reduction
Assets of the T. Rowe Portfolios         (as a percentage of the management fee)
----------------------------------      ----------------------------------------
  First $750 million..............                        0.00%
  Next $750 million...............                         5.0%
  Next $1.5 billion...............                         7.5%
  Over $3 billion.................                        10.0%


This voluntary fee waiver may be terminated at any time by T. Rowe Price.

B The portfolio manager for these portfolios has agreed with the John Hancock Trust to waive its management fee (or, if necessary, to reimburse expenses of the portfolio) to the extent necessary to limit the portfolio's "Total Annual Expenses." A portfolio's "Total Annual Expenses" includes all of its operating expenses including management fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the portfolio not incurred in the ordinary course of the portfolio's business. Under the agreement, the portfolio manager's obligation will remain in effect until May 1, 2008 and will terminate after that date only if the John Hancock Trust, without the prior consent of the portfolio manager, sells shares of the portfolio to (or has shares of the portfolio held by) any person or entity other than the variable life insurance or variable annuity separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement. The fees shown do not reflect this waiver. If this fee waiver had been reflected, the management fee shown for the International Equity Index B, 500 Index B, Bond Index B, Emerging Growth, Money Market B, and Global portfolios would be 0.31%, 0.22%, 0.19%, 0.36%, 0.27%, and 0.82% respectively, and the Total Annual Expenses shown would be 0.35%, 0.25%, 0.25%, 1.05%, 0.28%, and 0.96% respectively.

C For portfolios that had not started operations or had operations of less than six months as of December 31, 2006, expenses are based on estimates of expenses that are expected to be incurred over the next year.

D The management fees were changed during the fiscal year ending in 2006. The rates shown reflect what the management fees and total annual expenses would have been during fiscal year 2006 had the new rates been in effect for the entire year.

E The "Management Fees" include fees and expenses incurred indirectly by a portfolio as a result of its investment in another investment company (each, an "Acquired Fund"). The "Total Annual Expenses" shown may not correlate to the portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the John Hancock Trust prospectus, which does not include Acquired Fund fees and expenses. Acquired Fund fees and expenses are estimated, not actual, amounts based on the portfolio's current fiscal year. If these expenses had not been reflected, the "Management Fees" for the International Equity Index B and Special Value portfolios would be 0.53% and 0.95%, respectively, the "Management Fees" for each of the Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth, and Lifestyle Moderate portfolios would be 0.04%, and "Total Annual Expenses" shown for the portfolios would be 0.57%, 1.02%, 0.06, 0.05%, 0.06%, 0.05%, and 0.06%, respectively.

F The portfolio manager for these portfolios is waiving a portion of its management fee. The fees shown do not reflect the waiver. For more information please refer to the prospectus for the underlying portfolios.

G "Other Expenses" for the PIMCO VIT All Asset portfolio reflect an administrative fee of 0.25% and a service fee of 0.20%. "Management Fees" include fees and expenses incurred indirectly by the portfolio as a result of its investment in another investment management company (each an "Acquired Fund"). For more information please refer to the prospectus for the underlying portfolio.

H The portfolio manager has voluntarily agreed to waive a portion of its management fee. This waiver is based on the combined average daily net assets of the Real Return Bond series of the John Hancock Trust and the Real Return Bond series of John Hancock Funds II. The reduced management fee would be 0.65% of aggregate net assets over $1 billion. This voluntary fee waiver may be terminated at any time. The fees shown do not reflect this waiver. For more information, please refer to the prospectus for the underlying portfolio.

5. The "Table of Investment Options and Investment Subadvisers" is deleted and the following is substituted in its place. Please note that certain of the investment options described in this table may not be available to you under your policy.

Table of Investment Options and Investment Subadvisers

     When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the "Trust") (or the PIMCO Variable Insurance Trust (the "PIMCO Trust") with respect to the All Asset portfolio) and hold the shares in a subaccount of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio's average net assets for 2006, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

     The John Hancock Trust and the PIMCO Trust are so-called "series" type mutual funds and each is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS") provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust's portfolios. We and our affiliate own JHIMS and indirectly benefit from any investment management fees JHIMS retains. The All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO") and pays investment management fees to PIMCO.

     Each of the American Blue Chip Income and Growth, American Bond, American Growth-Income, American Growth, and American International portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust and are subject to a 0.60% 12b-1 fee. The American Growth, American International, American Growth-Income, American Blue Chip Income and Growth and American Bond portfolios operate as "feeder funds," which means that the portfolio does not buy investment securities directly. Instead, it invests in a "master fund" which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds.

     The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio's assets for the services we or our affiliates provide to that portfolio. In addition, compensation payments of up to 0.45% of assets may be made by a portfolio's investment advisers or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the "American" portfolios of the Trust for the marketing support services it provides. Any of these compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

     The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investment in the portfolio in the prospectus for that portfolio. You should read the portfolio's prospectus carefully before investing in the corresponding variable investment option.

     The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

     The portfolios available under the policies are as follows:


 Portfolio                      Portfolio Manager
=========================      ====================================
 Science & Technology          T. Rowe Price Associates, Inc. and
                               RCM Capital Management LLC
 Emerging Markets Value         Dimensional Fund Advisors
 Pacific Rim                   MFC Global Investment
                               Management (U.S.A.) Limited
 Health Sciences                T. Rowe Price Associates, Inc.
 Emerging Growth               MFC Global Investment
                               Management (U.S.), LLC
 Small Cap Growth               Wellington Management Company,
                               LLP
 Emerging Small Company        RCM Capital Management LLC
 Small Cap                      Independence Investments LLC
 Small Cap Index               MFC Global Investment
                               Management (U.S.A.) Limited
 Dynamic Growth                 Deutsche Investment Management
                               Americas, Inc.
 Mid Cap Stock                 Wellington Management Company,
                               LLP
 Natural Resources              Wellington Management Company,
                               LLP

 Portfolio                      Investment Description
=========================      ===============================================================
 Science & Technology          Seeks long-term growth of capital by investing, under
                               normal market conditions, at least 80% of its net assets
                               (plus any borrowings for investment purposes) in common
                               stocks of companies expected to benefit from the
                               development, advancement, and use of science and
                               technology. Current income is incidental to the portfolio's objective.
 Emerging Markets Value         Seeks long-term capital appreciation by investing at least
                               80% of its net assets in companies associated with
                               emerging markets.
 Pacific Rim                   Seeks long-term growth of capital by investing in a
                               diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations
                               domiciled in countries in the Pacific Rim region.
 Health Sciences                Seeks long-term capital appreciation by investing, under
                               normal market conditions, at least 80% of its net assets
                               (plus any borrowings for investment purposes) in common
                               stocks of companies engaged in the research, development,
                               production, or distribution of products or services related to health care, medicine, or the life sciences.
 Emerging Growth               Seeks superior long-term rates of return through capital
                               appreciation by investing, under normal circumstances,
                               primarily in high quality securities and convertible
                               instruments of small-cap U.S. companies.
 Small Cap Growth               Seeks long-term capital appreciation by investing, under
                               normal market conditions, primarily in small-cap
                               companies that are believed to offer above average potential for growth in revenues and earnings.
 Emerging Small Company        Seeks long-term growth of capital by investing, under
                               normal market conditions, at least 80% of its net assets
                               (plus any borrowings for investment purposes) in common
                               stock equity securities of companies with market
                               capitalizations that approximately match the range of
                               capitalization of the Russell 2000 Index* at the time of
                               purchase.
 Small Cap                      Seeks maximum capital appreciation consistent with
                               reasonable risk to principal by investing, under normal
                               market conditions, at least 80% of its net assets in equity securities of companies whose market capitalization is
                               under $2 billion.
 Small Cap Index               Seeks to approximate the aggregate total return of a small-
                               cap U.S. domestic equity market index by attempting to
                               track the performance of the Russell 2000 Index.*
 Dynamic Growth                 Seeks long-term growth of capital by investing in stocks
                               and other equity securities of medium-sized U.S. companies with strong growth potential.
 Mid Cap Stock                 Seeks long-term growth of capital by investing primarily in equity securities of mid-size companies with significant
                               capital appreciation potential.
 Natural Resources              Seeks long-term total return by investing, under normal
                               market conditions, primarily in equity and equity-related
                               securities of natural resource-related companies worldwide.

 Portfolio                            Portfolio Manager
===============================      ==================================
 All Cap Growth                      AIM Capital Management, Inc.
 Financial Services                   Davis Selected Advisers, L.P.
 International Opportunities         Marsico Capital Management, LLC
 International Small Cap              Templeton Investment Counsel,
                                     LLC
 International Equity Index B        SSgA Funds Management, Inc.
 Overseas Equity                      Capital Guardian Trust Company
 American International              Capital Research Management
                                     Company (adviser to the American
                                     Funds Insurance Series)
 International Value                  Templeton Investment Counsel,
                                     LLC
 International Core                  Grantham, Mayo, Van Otterloo &
                                     Co. LLC

 Portfolio                            Investment Description
===============================      ===============================================================
 All Cap Growth                      Seeks long-term capital appreciation by investing the
                                     portfolio's assets, under normal market conditions,
                                     principally in common stocks of companies that are likely
                                     to benefit from new or innovative products, services or
                                     processes, as well as those that have experienced above
                                     average, long-term growth in earnings and have excellent
                                     prospects for future growth.
 Financial Services                   Seeks growth of capital by investing primarily in common
                                     stocks of financial companies. During normal market
                                     conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) are invested in
                                     companies that are principally engaged in financial
                                     services.
 International Opportunities         Seeks long-term growth of capital by investing, under
                                     normal market conditions, at least 65% of its assets in
                                     common stocks of foreign companies that are selected for
                                     their long-term growth potential. The portfolio may invest in companies of any size throughout the world. The
                                     portfolio normally invests in issuers from at least three
                                     different countries not including the U.S. The portfolio may invest in common stocks of companies operating in
                                     emerging markets.
 International Small Cap              Seeks capital appreciation by investing primarily in the
                                     common stock of companies located outside the U.S.,
                                     which have total stock market capitalization or annual
                                     revenues of $4 billion or less.
 International Equity Index B        Seeks to track the performance of broad-based equity
                                     indices of foreign companies in developed and emerging
                                     markets by attempting to track the performance of the
                                     MSCI All Country World ex-US Index*. (Series I shares
                                     are available for sale to contracts purchased prior to May
                                     13, 2002; Series II shares are available for sale to contracts purchased on or after May 13, 2002).
 Overseas Equity                      Seeks long-term capital appreciation by investing, under
                                     normal conditions, at least 80% of its assets in equity
                                     securities of a diversified mix of large established and
                                     medium-sized foreign companies located primarily in
                                     developed countries and, to a lesser extent, in emerging
                                     markets.
 American International              Seeks to make the shareholders' investment grow by
                                     investing all of its assets in the master fund, Class 2 shares of the International Fund, a series of American Funds
                                     Insurance Series. The International Fund invests primarily in common stocks of companies located outside the United
                                     States.
 International Value                  Seeks long-term growth of capital by investing, under
                                     normal market conditions, primarily in equity securities of companies located outside the U.S., including emerging
                                     markets.
 International Core                  Seeks high total return by investing typically in a
                                     diversified portfolio of equity investments from developed markets other than the U.S.

 Portfolio                          Portfolio Manager
=============================      ====================================
 Quantitative Mid Cap              MFC Global Investment
                                   Management (U.S.A.) Limited
 Mid Cap Index                      MFC Global Investment
                                   Management (U.S.A.) Limited
 Mid Cap Intersection              Wellington Management Company,
                                   LLP
 Global                             Templeton Global Advisors Limited
 Capital Appreciation              Jennison Associates LLC
 American Growth                    Capital Research Management
                                   Company (adviser to the American
                                   Funds Insurance Series)
 U.S. Global Leaders Growth        Sustainable Growth Advisers, L.P.
 Quantitative All Cap               MFC Global Investment
                                   Management (U.S.A.) Limited
 All Cap Core                      Deutsche Investment Management
                                   Americas Inc.
 Total Stock Market Index           MFC Global Investment
                                   Management (U.S.A.) Limited
 Blue Chip Growth                  T. Rowe Price Associates, Inc.

 Portfolio                          Investment Description
=============================      ================================================================
 Quantitative Mid Cap              Seeks long-term growth of capital by investing, under
                                   normal market conditions, at least 80% of its total assets
                                   (plus any borrowings for investment purposes) in U.S. mid-
                                   cap stocks, convertible preferred stocks, convertible bonds and warrants.
 Mid Cap Index                      Seeks to approximate the aggregate total return of a mid-
                                   cap U.S. domestic equity market index by attempting to
                                   track the performance of the S&P Mid Cap 400 Index*.
 Mid Cap Intersection              Seeks long-term growth of capital by investing in equity
                                   securities of medium size companies with significant
                                   capital appreciation potential.
 Global                             Seeks long-term capital appreciation by investing, under
                                   normal market conditions, at least 80% of its net assets
                                   (plus any borrowings for investment purposes) in equity
                                   securities of companies located anywhere in the world,
                                   including emerging markets.
 Capital Appreciation              Seeks long-term capital growth by investing at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the
                                   subadviser believes have above-average growth prospects.
                                   These companies are generally medium-to-large
                                   capitalization companies.
 American Growth                    Seeks to make the shareholders' investment grow by
                                   investing all of its assets in the master fund, Class 2 shares of the Growth Fund, a series of American Funds Insurance
                                   Series. The Growth Fund invests primarily in common
                                   stocks of companies that appear to offer superior
                                   opportunities for growth of capital. The Growth Fund may
                                   also invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. and Canada and not
                                   included in the S&P 500 Index*.
 U.S. Global Leaders Growth        Seeks long-term growth of capital by investing, under
                                   normal market conditions, primarily in common stocks of
                                   "U.S. Global Leaders".
 Quantitative All Cap               Seeks long-term growth of capital by investing, under
                                   normal circumstances, primarily in equity securities of U.S.
                                   companies. The portfolio will generally focus on equity
                                   securities of U.S. companies across the three market
                                   capitalization ranges of large, mid and small.
 All Cap Core                      Seeks long-term growth of capital by investing primarily in common stocks and other equity securities within all asset classes (small, mid and large cap) of those within the
                                   Russell 3000 Index*.
 Total Stock Market Index           Seeks to approximate the aggregate total return of a broad
                                   U.S. domestic equity market index by attempting to track
                                   the performance of the Dow Jones Wilshire 5000 Index*.
 Blue Chip Growth                  Seeks to achieve long-term growth of capital (current
                                   income is a secondary objective) by investing, under
                                   normal market conditions, at least 80% of the portfolio's
                                   total assets in the common stocks of large and medium-
                                   sized blue chip growth companies.

 Portfolio                       Portfolio Manager
==========================      ==================================
 U.S. Large Cap                 Capital Guardian Trust Company
 Core Equity                     Legg Mason Capital Management,
                                Inc.
 Large Cap Value                Blackrock Investment Management,
                                LLC
 Classic Value                   Pzena Investment Management,
                                LLC
 Utilities                      Massachusetts Financial Services
                                Company
 Real Estate Securities          Deutsche Investment Management
                                Americas, Inc.
 Small Cap Opportunities        Munder Capital Management
 Small Cap Value                 Wellington Management Company,
                                LLP
 Small Company Value            T. Rowe Price Associates, Inc.
 Special Value                   ClearBridge Advisors, LLC

 Portfolio                       Investment Description
==========================      ===============================================================
 U.S. Large Cap                 Seeks long-term growth of capital and income by investing
                                the portfolio's assets, under normal market conditions,
                                primarily in equity and equity-related securities of
                                companies with market capitalization greater than $500
                                million.
 Core Equity                     Seeks long-term capital growth by investing, under normal
                                market conditions, primarily in equity securities that, in the subadviser's opinion, offer the potential for capital growth.
                                The subadviser seeks to purchase securities at large
                                discounts to the subadviser's assessment of their intrinsic value.
 Large Cap Value                Seeks long-term growth of capital by investing, under
                                normal market conditions, primarily in a diversified
                                portfolio of equity securities of large-cap companies
                                located in the U.S.
 Classic Value                   Seeks long-term growth of capital by investing, under
                                normal market conditions, at least 80% of its net assets in domestic equity securities.
 Utilities                      Seeks capital growth and current income (income above
                                that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity and debt securities of
                                domestic and foreign companies in the utilities industry.
 Real Estate Securities          Seeks to achieve a combination of long-term capital
                                appreciation and current income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies.
 Small Cap Opportunities        Seeks long-term capital appreciation by investing, under
                                normal circumstances, at least 80% of its assets in equity securities of companies with market capitalizations within the range of the companies in the Russell 2000 Index*.
 Small Cap Value                 Seeks long-term capital appreciation by investing, under
                                normal market conditions, at least 80% of its assets in
                                small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital
                                appreciation.
 Small Company Value            Seeks long-term growth of capital by investing, under
                                normal market conditions, primarily in small companies
                                whose common stocks are believed to be undervalued.
                                Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for
                                investment purposes) in companies with market
                                capitalizations that do not exceed the maximum market
                                capitalization of any security in the Russell 2000 Index* at the time of purchase.
 Special Value                   Seeks long-term capital growth by investing, under normal
                                circumstances, at least 80% of its net assets in common
                                stocks and other equity securities of companies whose
                                market capitalization at the time of investment is not
                                greater than the market capitalization of companies in the
                                Russell 2000 Value Index*.

 Portfolio                      Portfolio Manager
=========================      ==================================
 Mid Value                     T. Rowe Price Associates, Inc.
 Mid Cap Value                  Lord, Abbett & Co. LLC
 Value                         Van Kampen
 All Cap Value                  Lord, Abbett & Co. LLC
 Growth & Income               Independence Investments LLC
 500 Index B                    MFC Global Investment
                               Management (U.S.A.) Limited
 Fundamental Value             Davis Selected Advisers, L.P.
 U.S. Core                      Grantham, Mayo, Van Otterloo &
                               Co. LLC
 Large Cap                     UBS Global Asset Management
                               (Americas) Inc.
 Quantitative Value             MFC Global Investment
                               Management (U.S.A.) Limited
 American Growth-Income        Capital Research and Management
                               Company (adviser to the American
                               Funds Insurance Series)

 Portfolio                      Investment Description
=========================      ===============================================================
 Mid Value                     Seeks long-term capital appreciation by investing, under
                               normal market conditions, primarily in a diversified mix of common stocks of mid-size U.S. companies that are
                               believed to be undervalued by various measures and offer
                               good prospects for capital appreciation.
 Mid Cap Value                  Seeks capital appreciation by investing, under normal
                               market conditions, at least 80% of the portfolio's net assets
                               (plus any borrowings for investment purposes) in mid-sized companies.
 Value                         Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in equity securities of companies
                               with capitalizations similar to the market capitalization of companies in the Russell Midcap Value Index*.
 All Cap Value                  Seeks capital appreciation by investing in equity securities of U.S. and multinational companies in all capitalization
                               ranges that the subadviser believes are undervalued.
 Growth & Income               Seeks income and long-term capital appreciation by
                               investing, under normal market conditions, primarily in a
                               diversified mix of common stocks of large U.S. companies.
 500 Index B                    Seeks to approximate the aggregate total return of a broad
                               U.S. domestic equity market index by attempting to track
                               the performance of the S&P 500 Composite Stock Price
                               Index.*
 Fundamental Value             Seeks growth of capital by investing, under normal market
                               conditions, primarily in common stocks of U.S. companies
                               with market capitalizations of at least $10 billion. The
                               portfolio may also invest in U.S. companies with smaller
                               capitalizations.
 U.S. Core                      Seeks a high total return by investing primarily in
                               investments tied economically to the U.S., including equity investments in U.S. companies whose stocks are included in the S&P 500 Index* or in companies with size and growth
                               characteristics similar to companies that issue stocks
                               included in the Index.
 Large Cap                     Seeks to maximize total return, consisting of capital
                               appreciation and current income, by investing, under
                               normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity
                               securities of U.S. large-cap companies.
 Quantitative Value             Seeks long-term capital appreciation by investing primarily in large-cap U.S. securities with the potential for long-term growth of capital.
 American Growth-Income        Seeks to make the shareholders' investment grow and
                               provide the shareholder with income over time by investing all of its assets in the master fund, Class 2 shares of the
                               Growth-Income Fund, a series of American Funds
                               Insurance Series. The Growth-Income Fund invests
                               primarily in common stocks or other securities which
                               demonstrate the potential for appreciation and/or dividends

 Portfolio                               Portfolio Manager
==================================      ==================================
 Equity-Income                          T. Rowe Price Associates, Inc.
 American Blue Chip Income               Capital Research and Management
 and Growth                             Company (adviser to the American
                                        Funds Insurance Series)
 Income & Value                         Capital Guardian Trust Company
 Managed                                 Grantham, Mayo, Van Otterloo &
                                        Co. LLC and Declaration
                                        Management & Research LLC
 PIMCO VIT All Asset Portfolio          Pacific Investment Management
 (a series of the PIMCO Variable        Company, LLC
 Insurance Trust) (only Class M
 is available for sale)
 Global Allocation                       UBS Global Asset Management
                                        (Americas) Inc.
 High Yield                             Western Asset Management
                                        Company
 U.S. High Yield Bond                    Wells Capital Management,
                                        Incorporated
 Strategic Bond                         Western Asset Management
                                        Company
 Strategic Income                        MFC Global Investment
                                        Management (U.S.) LLC

 Portfolio                               Investment Description
==================================      ===============================================================
 Equity-Income                          Seeks to provide substantial dividend income and also long-
                                        term capital appreciation by investing primarily in
                                        dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing
                                        dividends and capital appreciation.
 American Blue Chip Income               Seeks to produce income exceeding the average yield on
 and Growth                             U.S. stocks generally and to provide an opportunity for
                                        growth of principal by investing all of its assets in Class 2 shares of the Blue Chip Income and Growth Fund, a series
                                        of American Funds Insurance Series. The Blue Chip
                                        Income and Growth Fund invests primarily in common
                                        stocks of larger, more established companies based in the
                                        U.S. with market capitalizations of $4 billion and above.
 Income & Value                         Seeks the balanced accomplishment of (a) conservation of
                                        principal and (b) long-term growth of capital and income
                                        by investing the portfolio's assets in both equity and fixed-
                                        income securities. The subadviser has full discretion to
                                        determine the allocation between equity and fixed income
                                        securities.
 Managed                                 Seeks income and long-term capital appreciation by
                                        investing primarily in a diversified mix of common stocks
                                        of large U.S. companies and bonds with an overall
                                        intermediate term average maturity.
 PIMCO VIT All Asset Portfolio          The portfolio invests primarily in a diversified mix of (a)
 (a series of the PIMCO Variable        common stocks of large and mid-sized U.S. companies, and
 Insurance Trust) (only Class M         (b) bonds with an overall intermediate term average
 is available for sale)                 maturity.
 Global Allocation                       Seeks total return, consisting of long-term capital
                                        appreciation and current income, by investing in equity and fixed income securities of issuers located within and
                                        outside the U.S.
 High Yield                             Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high-yield debt securities,
                                        including corporate bonds and other fixed-income
                                        securities.
 U.S. High Yield Bond                    Seeks total return with a high level of current income by
                                        investing, under normal market conditions, primarily in
                                        below investment-grade debt securities (sometimes referred to as "junk bonds" or high yield securities). The portfolio also invests in corporate debt securities and may buy
                                        preferred and other convertible securities and bank loans.
 Strategic Bond                         Seeks a high level of total return consistent with
                                        preservation of capital by investing at least 80% of its net assets in fixed income securities.
 Strategic Income                        Seeks a high level of current income by investing, under
                                        normal market conditions, primarily in foreign government
                                        and corporate debt securities from developed and emerging
                                        markets, U.S. Government and agency securities, and U.S.
                                        high yield bonds.

 Portfolio                          Portfolio Manager
=============================      ==================================
 Global Bond                       Pacific Investment Management
                                   Company, LLC
 Investment Quality Bond            Wellington Management Company,
                                   LLP
 Total Return                      Pacific Investment Management
                                   Company, LLC
 American Bond                      Capital Research and Management
                                   Company (adviser to the American
                                   Funds Insurance Series)
 Real Return Bond                  Pacific Investment Management
                                   Company, LLC
 Bond Index B                       Declaration Management &
                                   Research LLC
 Core Bond                         Wells Capital Management,
                                   Incorporated
 Active Bond                        Declaration Management &
                                   Research LLC and MFC Global
                                   Investment Management (U.S.),
                                   LLC
 U.S. Government Securities        Western Asset Management
                                   Company
 Short-Term Bond                    Declaration Management &
                                   Research LLC

 Portfolio                          Investment Description
=============================      ===============================================================
 Global Bond                       Seeks to realize maximum total return, consistent with
                                   preservation of capital and prudent investment
                                   management, by investing the portfolio's assets primarily in fixed income securities. These fixed income instruments
                                   may be denominated in non-U.S. currencies or in U.S.
                                   dollars.
 Investment Quality Bond            Seeks a high level of current income consistent with the
                                   maintenance of principal and liquidity, by investing in a
                                   diversified portfolio of investment grade bonds.
                                   Investments will tend to focus on corporate bonds and U.S.
                                   Government bonds with intermediate to longer term
                                   maturities.
 Total Return                      Seeks to realize maximum total return, consistent with
                                   preservation of capital and prudent investment
                                   management, by investing, under normal market
                                   conditions, at least 65% of the portfolio's assets in a
                                   diversified portfolio of fixed income securities of varying maturities.
 American Bond                      Seeks to maximize current income and preserve capital by
                                   investing all of its assets in the master fund, Class 2 Shares of the Bond Fund, a series of the American Funds Insurance
                                   Series. The Bond Fund normally invests at least 80% of its assets in bonds.
 Real Return Bond                  Seeks maximum return, consistent with preservation of
                                   capital and prudent investment management, by investing,
                                   under normal market conditions, at least 80% of its net
                                   assets in inflation-indexed bonds of varying maturities
                                   issued by the U.S. and non-U.S. governments and by
                                   corporations.
 Bond Index B                       Seeks to track the performance of the Lehman Brothers
                                   Aggregate Index** (which represents the U.S. investment
                                   grade bond market) by investing at least 80% of its assets in securities listed in the Lehman Brothers Aggregate Index.
 Core Bond                         Seeks total return consisting of income and capital
                                   appreciation by investing, under normal market conditions, in a broad range of investment-grade debt securities
                                   including U.S. Government obligations, corporate bonds,
                                   mortgage-backed and other asset backed securities and
                                   money market instruments.
 Active Bond                        Seeks income and capital appreciation by investing at least
                                   80% of its assets in a diversified mix of debt securities and instruments.
 U.S. Government Securities        Seeks a high level of current income consistent with
                                   preservation of capital and maintenance of liquidity, by
                                   investing in debt obligations and mortgage-backed
                                   securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and derivative securities such as collateralized mortgage obligations backed by such
                                   securities.
 Short-Term Bond                    Seeks income and capital appreciation by investing at least
                                   80% of its assets in a diversified mix of debt securities and instruments.

 Portfolio                      Portfolio Manager
=========================      =============================
 Money Market B                MFC Global Investment
                               Management (U.S.A.) Limited
 Lifestyle Aggressive           MFC Global Investment
                               Management (U.S.A.) Limited
 Lifestyle Growth              MFC Global Investment
                               Management (U.S.A.) Limited
 Lifestyle Balanced             MFC Global Investment
                               Management (U.S.A.) Limited
 Lifestyle Moderate            MFC Global Investment
                               Management (U.S.A.) Limited
 Lifestyle Conservative         MFC Global Investment
                               Management (U.S.A.) Limited

 Portfolio                      Investment Description
=========================      =============================================================
 Money Market B                Seeks maximum current income consistent with
                               preservation of principal and liquidity by investing in high quality money market instruments.
 Lifestyle Aggressive           Seeks to provide long-term growth of capital (current
                               income is not a consideration) by investing 100% of the
                               Lifestyle Trust's assets in other portfolios of the Trust
                               which invest primarily in equity securities.
 Lifestyle Growth              Seeks to provide long-term growth of capital with
                               consideration also given to current income by investing
                               approximately 20% of the Lifestyle Trust's assets in other portfolios of the Trust, which invest primarily in fixed
                               income securities and approximately 80% of its assets in
                               other portfolios of the Trust, which invest primarily in
                               equity securities.
 Lifestyle Balanced             Seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the
                               Lifestyle Trust's assets in other portfolios of the Trust
                               which invest primarily in fixed income securities and
                               approximately 60% of its assets in other portfolios of the
                               Trust which invest primarily in equity securities.
 Lifestyle Moderate            Seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the
                               Lifestyle Trust's assets in other portfolios of the Trust
                               which invest primarily in fixed income securities and
                               approximately 40% of its assets in other portfolios of the
                               Trust which invest primarily in equity securities.
 Lifestyle Conservative         Seeks to provide a high level of current income with some
                               consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in other portfolios of the Trust, which invest primarily in fixed
                               income securities and approximately 20% of its assets in
                               other portfolios of the Trust, which invest primarily in
                               equity securities.


* "S&P 500 (Reg. TM)" and "S&P Mid Cap 400 (Reg. TM)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000 (Reg. TM)," "Russell 2000 Value (Reg.
TM)," "Russell 3000 (Reg. TM)" and "Russell Midcap Value (Reg. TM)" are trademarks of Frank Russell Company. "Dow Jones Wilshire 5000 Index (Reg. TM)" is a trademark of Wilshire Associates. "MSCI All Country World ex US Index" is a trademark of Morgan Stanley & Co. Incorporated. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

** The Lehman Brothers Aggregate Index is a bond index. A bond index relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

     The indexes referred to in the portfolio descriptions track companies having the ranges of market capitalization, as of February 28, 2007, set out below:

     MSCI All Country World ex US Index - $200 million to $244 billion Russell 2000 Index - $38.40 million to $3.72 billion
     Russell 3000 Index - $38.40 million to $411 billion
     Russell 2000 Value Index - $39 million to $3.1 billion
     Russell Midcap Value Index - $1.327 million to $21 billion
     S&P Mid Cap 400 Index - $590 million to $12.5 billion
     S&P 500 Index - $1.415 million to $411 billion
     Dow Jones Wilshire 5000 Index - $38.49 million to $411 billion

Insert the following disclosure to the section of the prospectus entitled "Transfers of existing account value".

     Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to John Hancock Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described in your prospectus if violations of their frequent trading policy are discovered.

The disclosure in the first paragraph under the section of the prospectus entitled "When we pay policy proceeds - - General" is deleted and the following substituted in its place.

     We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary's name. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC or any other government agency. We may also in the future direct proceeds from surrenders into a John Hancock retained asset account. Please contact our Servicing Office for more information.

The disclosure under the section of the prospectus entitled "Distribution of policies" is deleted and the following substituted in its place.

     John Hancock Distributors LLC ("JH Distributors"), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

     JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

     We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies ("financial intermediaries"). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

Compensation

     The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under "Standard compensation" and "Additional compensation and revenue sharing". These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

     Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

     Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors' and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund's distribution plan ("12b-1 fees"), the fees and charges imposed under the policy and other sources.

     You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide the schedule of standard compensation as well as additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

     Standard compensation. Through JH Distributors, John Hancock pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to "wholesale" the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

     Additional compensation and revenue sharing. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements ("revenue sharing"), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries . In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

     Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's "due diligence" examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for public, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under NASD rules and other applicable laws and regulations.

The disclosure under the section of the prospectus entitled "Tax considerations" is deleted and the following substituted in its place.

     This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

     We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our "policy holder reserves". We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a "DAC tax" charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a "DAC tax adjustment". We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

     The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and state and local premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

     Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your policy value are ordinarily not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you've paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first 15 years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

     However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you've paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind. (See "7-pay premium limit and modified endowment contract status" below.)

     We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

     If the policy complies with section 7702, the death benefit proceeds under the policy should be excludable from the beneficiary's gross income under section 101 of the Code.

     Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

     Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

     It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

     Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

     Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Policy loans

     We expect that, except as noted below (see "7-pay premium limit and modified endowment contract status"), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

     Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

     In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets". As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.

     The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

     We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds' prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

     At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

     The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

     Policies classified as modified endowment contracts are subject to the following tax rules:

.. First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time.

.. Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

.. Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

      .  is made on or after the date on which the policy owner attains age
         591/2;

      .  is attributable to the policy owner becoming disabled; or

      . is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary.

     These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

     Furthermore, any time there is a "material change" in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs

     All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

     The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Withholding

     To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

     In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

     If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

The disclosure regarding the Statement of Additional Information that appears after the last page of the prospectus is deleted and the following substituted in its place.

     In addition to this prospectus, John Hancock has filed with the SEC a Statement of Additional Information (the "SAI") which contains additional information about John Hancock and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock representative. The SAI may be obtained by contacting the John Hancock Service Office. You should also contact the JH Service Office to request any other information about your policy or to make any inquiries about its operation.

                         SUPPLEMENT DATED MAY 1, 2007

                                      TO

                    PROSPECTUSES DATED MAY 1, 2007 OR LATER

                               -----------------

   This Supplement is to be distributed with certain prospectuses dated May 1, 2007 or later for variable life insurance policies issued by John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company, John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York. The prospectuses involved bear the title "Protection Variable Universal Life," "Accumulation Variable Universal Life," "Corporate VUL," "Medallion Variable Universal Life Plus," "Medallion Variable Universal Life Edge," "Medallion Variable Universal Life Edge II," "Medallion Executive Variable Life," "Medallion Executive Variable Life II," "Medallion Executive Variable Life III," "Performance Executive Variable Life," "Variable Estate Protection," "Variable Estate Protection Plus," "Variable Estate Protection Edge," or "Performance Survivorship Variable Universal Life." We refer to these prospectuses as the "Product Prospectuses."

   This supplement will be used only with policies sold through the product prospectuses and through registered representatives affiliated with the M Financial Group.

                               -----------------

   This Supplement is accompanied with a prospectus dated April 30, 2007 for the M Fund, Inc. that contains detailed information about the funds. Be sure to read that prospectus before selecting any of the four additional variable investment options/investment accounts.

                               -----------------

                       AMENDMENT TO PRODUCT PROSPECTUSES

   The table on the cover page of each product prospectus is amended to include the following four additional variable investment options/investment accounts:

                         Brandes International Equity
                              Turner Core Growth
                         Frontier Capital Appreciation
                          Business Opportunity Value

VL M SUPP (5/07)